UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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TENNENBAUM OPPORTUNITIES FUND V, LLC

Tennenbaum Opportunities PARTNERS V, LP

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N/A

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TENNENBAUM OPPORTUNITIES FUND V, LLC

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

2951 28th Street, Suite 1000
Santa Monica, California 90405

, 2016

Dear Shareholder:

The Boards of Directors (each a “Board”) of Tennenbaum Opportunities Fund V, LLC, (“TOFV”) a Delaware limited liability company, and Tennenbaum Opportunities Partners V, LP, (“TOPV”) a Delaware limited partnership (each a “Fund”) are soliciting your consent on behalf of the Funds. The notice of action by written consent and the joint consent solicitation statement accompanying this letter discuss in more detail the proposals for which we are requesting your consent. The common limited liability company interests of TOFV are referred to herein as the “Common Shares” and the common limited partner interests of TOPV are referred to herein as the “Common Interests”. Tennenbaum Capital Partners, LLC (“TCP”) is the investment manager for the Funds. SVOF/MM, LLC is the general partner (the “General Partner”) of TOPV.

Upon approval of all of the proposals described below by the Common Shares and the Common Interests (regardless of the approval of the Series A Preferred Interests of TOPV) TCP intends to voluntarily reduce the Funds’ annual management and advisory fee by calculating the fee based on the fair market value of assets held by the Funds instead of committed capital.

The term of each Fund is set to expire on October 10, 2016, subject to two one-year extensions if certain conditions are met. For TOFV, two one-year extensions are available if requested by TCP and approved by a majority of the outstanding Common Shares. For TOPV, two one-year extensions are available if requested by the General Partner and approved by a majority of the outstanding Common Interests. TCP and the General Partner have each requested that the term of the Funds be extended by both one year periods, as applicable, so that the life of the Funds will continue until October 10, 2018. The Board of each Fund has considered these requests and believes that an extension is in the best interests of shareholders. Each Board has unanimously approved the two one-year extensions extending the terms of TOFV and TOPV to October 10, 2018 (the “Extension Proposals”) and urges you to consent to the Extension Proposals as well. Each Board has conditioned extending the terms of its respective Fund on the approval by shareholders to extend the terms of both Funds. For shareholders who would prefer earlier liquidity, we may be able to introduce you to third party firms that buy secondary investments in funds. While we cannot assure you of a particular result, we have from time to time received interest in acquiring shares from such firms. Please note that any arrangement that you make with any such third party is between you and them. Any negotiations between shareholders and such third party will be private and some shareholders may negotiate a different sales price than other shareholders.

The Board of each Fund has also determined that it is in the best interest of shareholders to de-register its respective Fund as an investment company under the Investment Company Act of 1940 (the “1940 Act”). In making such determination the Board of each Fund considered that the Funds would become subject to regulation under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In addition to the de-registration of the Funds, the Board of TOFV has determined that it is in the best interest of its shareholders to amend and restate TOFV’s operating agreement to convert the Fund from a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), to a partnership under the Code in order to facilitate the operation of the Fund following de-registration. Each Board has unanimously approved the de-registration of its respective Fund and the Board of TOFV has unanimously approved the conversion of TOFV (the “De-registration and Conversion Proposals”) and urges you to consent to the De-Registration and Conversion Proposals as well. Each Board has conditioned its de-registration on the availability of an exemption from registration under Section 3(c)(1) of the 1940 Act for each respective Fund and approval by shareholders of the de-registration of both Funds. The de-registration of each Fund is also subject to the consent from the lenders to TOPV or the termination of TOPV’s existing credit facility and to approval by the Securities and Exchange Commission (the “SEC”). The conversion of TOFV from a RIC to a to a partnership under the Code is conditioned solely upon approval by the Common Shares of TOFV.

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Lastly, the current voting members of the investment committee for the Funds are:  Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard Spencer II (Co-Manager representative), Michael E. Tennenbaum and Rajneesh Vig. Mr. Tennenbaum plans to retire from service to the Funds in December 2015.  Pursuant to the existing governing documents and investment management agreements of the Funds, in the event that any two of Messrs. Tennenbaum, Holdsworth and Levkowitz die, become incapacitated or depart from TCP or cease to be actively involved in the management or operations of TCP or the Funds (the “Key Person Provisions”), Babson Capital Management LLC (the Funds’ “Co-Manager”) would temporarily increase its voting representatives on the investment committee until TCP appoints appropriate replacements and the shareholders vote to approve the replacements. In light of the current composition of the investment committee and TCP’s large number of qualified investment professionals, including investment professionals who currently serve as voting members for other similar TCP managed funds, and since TOFV was raised TCP has raised ten private funds and manages a public company none of which have Mr. Tennenbaum as a key person nor utilizes the Co-Manager as a co-manager, the Board of each Fund has determined it would be in the best interest of each Fund to amend and restate the Key Person Provisions as follows: If any two of Messrs. Holdsworth, Leitner, Levkowitz and Vig cease to be active in the management or operations of the Funds, TCP shall replace each such voting member promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the shareholders of any such replacement(s). Each Board has unanimously approved the amendment of the Key Person Provisions (the “Amendment of Key Person Provisions Proposal” and together with the Extension Proposals and the De-Registration and Conversion Proposals the “Proposals”) and urges you to consent to the Amendment of Key Person Provisions Proposal as well.

As noted above, upon approval of all of the Proposals by the Common Shares and Common Interests, TCP intends to voluntarily reduce its management and advisory fee by calculating the fee based on the fair market value of assets held by the Funds instead of committed capital.

Enclosed for your vote is a consent card. It is important that you be represented in this action by written consent. Please complete, sign, date and return your consent card to us promptly by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the enclosed, postage-prepaid envelope at your earliest convenience. Your vote is very important to us. I urge you to submit your consent card as soon as possible.

If you have any questions about the Proposals, please contact our Global Investor Relations team at 310-566-1003 or investor.relations@tennenbaumcapital.com.

Sincerely,

/s/ Mark K. Holdsworth
Mark K. Holdsworth
Chief Executive Officer of the Funds

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IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint consent solicitation statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	What are the Proposals?

A:	Extension Proposals: These are Proposal 1(a) and Proposal 1(b). Proposal 1(a) would amend TOFV’s Amended and Restated Operating Agreement, dated as of January 31, 2007 (the “Operating Agreement”), to extend the term of the Fund until October 10, 2018. Proposal 1(b) would amend TOPV’s Partnership Agreement, dated as of December 15, 2006 (the “Partnership Agreement”), to extend the term of the Fund until October 10, 2018.

De-registration and Conversion Proposals. These are Proposal 2(a), Proposal 2(b) and Proposal 3. Proposal 2(a) would permit TOFV to de-register as an investment company under the 1940 Act and make appropriate amendments to its Operating Agreement and the Investment Management Agreement, dated May 6, 2015, by and between TCP and TOFV (the “TOFV Investment Management Agreement”) to effect the de-registration. Proposal 2(b) would permit TOPV to de-register as an investment company under the 1940 Act and make appropriate amendments to its Partnership Agreement and the Investment Management Agreement, dated May 6, 2015, by and between TCP and TOPV (the “TOPV Investment Management Agreement”) to effect the de-registration. Proposal 3 would permit TOFV to convert from a RIC to a partnership for U.S. federal tax purposes under the Code.

Amendment of Key Person Provision Proposals. These are Proposal 4(a), Proposal 4(b), Proposal 4(c) and Proposal 4(d). Each of these proposals would amend and restate the Key Person Provisions as follows: If any two of Messrs. Holdsworth, Leitner, Levkowitz and Vig cease to be active in the management or operations of the Funds, TCP shall replace each such voting member promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the shareholders of any such replacement(s). Proposal 4(a) would make such amendment to TOFV’s Operating Agreement, Proposal 4(b) would make such amendment to TOPV’s Partnership Agreement, Proposal 4(c) would make such amendment to the TOFV Investment Management Agreement and Proposal 4(d) would make such amendment to the TOPV Investment Management.

Q	Why am I being asked to approve the Proposals?

A:	Extension Proposals. Pursuant to TOFV’s Operating Agreement and TOPV’s Partnership Agreement, the term of each of the Funds is set to expire on October 10, 2016, subject to two one-year extensions if certain conditions are met. For TOFV, the two one-year extensions are available if requested by TCP and approved by a majority of the outstanding Common Shares. For TOPV, the two one-year extensions are available if requested by the General Partner and approved by a majority of the outstanding Common Interests. Each of TCP and the General Partner has requested each of the two one-year extensions at the same time, so that the term of each Fund will be extended to October 10, 2018 pursuant to this authority. The Boards of each Fund, including the members of the Boards that are not “interested persons” as defined in the 1940 Act (the “Independent Directors”), believe that an extension of each Fund’s term is in the best interests of each Fund and its shareholders. In determining that the Proposals are in the best interests of shareholders, the Boards, including the Independent Directors, considered a number of factors, including, but not limited to, the recent investment performance of the Funds, the nature of the Funds’ assets, the potential of the Funds continuing to benefit from maturity or a more complete valuation recovery of certain private or controlled investments that are relatively illiquid, the potential timing and difficulty of disposition of these assets and the decrease in the annual management and advisory fee.

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De-registration and Conversion Proposals. The Boards of Directors of TOFV and TOPV are soliciting your consent to the de-registration of the Funds and the conversion of TOFV from a RIC to a partnership under the Code. The Board of each Fund, including the Independent Directors, believe that the de-registration of the Funds and the conversion of TOFV to a partnership under the Code is in the best interests of each Fund and its shareholders. The Boards considered that de-registration is expected to result in a substantial reduction in the regulatory burden to which the Funds are currently subject, which is expected to result in decreased administrative costs. The Boards also considered that the Funds would become subject to regulation under ERISA. Upon de-registering under the 1940 Act, the Funds would cease to be subject to the regulations of the 1940 Act and would no longer be required to file certain reports with the SEC, which could result in significantly increased operational flexibility and cost savings to the Funds. The Boards also considered that as a result of de-registration shareholders will lose the protective safeguards of the 1940 Act. Regarding TOFV’s conversion from a RIC to a partnership for U.S. federal income tax purposes, TOFV’s Board considered that while the Fund currently meets applicable RIC diversification tests, as TOFV winds down it is anticipated that the Fund’s portfolio will become more concentrated over time. TOFV’s Board considered that as a result of this increased portfolio concentration, it might become impossible for the Fund to make follow-on investments in its more concentrated portfolio holdings and maintain its RIC status due to concentration limitations applicable to RICs. TOFV’s conversion from a RIC to a partnership for U.S. federal income tax purposes will provide the flexibility for the Fund to make follow-on investments to maximize shareholder returns. The TOFV Board also considered that shareholders will generally recognize a loss upon a conversion to a partnership.

Amendment of Key Person Provision Proposals. The current voting members of the investment committee for the Funds are: Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard Spencer II (Co-Manager representative), Michael E. Tennenbaum and Rajneesh Vig. Mr. Tennenbaum plans to retire from service to the Funds in December 2015. Pursuant to the existing governing documents and investment management agreements of the Funds, in the event that any two of Messrs. Tennenbaum, Holdsworth and Levkowitz die, become incapacitated or depart from TCP or cease to be actively involved in the management or operations of TCP or the Funds, the Co-Manager would temporarily increase its voting representatives on the investment committee until TCP appoints appropriate replacements and the shareholders vote to approve the replacements. In light of the current composition of the investment committee and TCP’s large number of qualified investment professionals, including investment professionals who currently serve as voting members for other similar TCP managed funds, and since TOFV was raised TCP has raised ten private funds and manages a public company none of which have Mr. Tennenbaum as a key person nor utilizes the Co-Manager as a co-manager, the Board of each Fund is soliciting your consent to amend and restate the Key Person Provisions as follows: If any two of Messrs. Holdsworth, Leitner, Levkowitz and Vig cease to be active in the management or operations of the Funds, TCP shall replace each such voting member promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the shareholders of any such replacement(s).

Q:	Will there be any change to the management and advisory fee paid by the Funds?

A:	Yes, TCP, which serves as the investment manager of the Funds, has agreed to voluntarily reduce the management and advisory fee paid by the Funds if all of the Proposals are approved by the holders of Common Shares and Common Interests (regardless of the approval of the Series A Preferred Interests of TOPV). TCP currently receives annual management and advisory fees calculated as a 1.50% of the Funds’ capital commitments (as further described below). If all of the Proposals are approved by the holders of Common Shares and Common Interests, TCP intends to voluntarily reduce its monthly fee to be equal to one-twelfth of 1.50% multiplied by the fair market value of assets held by the Funds as approved by the managing member or general partner of the Funds, as applicable. The Funds will continue to use independent third party marks to value at least 95% of their assets. As of September 30, 2015, unreturned capital commitments were $1,184,892,424 and the fair value of the Funds’ assets was $767,950,263. Accordingly, TCP believes that a fee calculation based on fair value of market assets will produce a substantially lower management and advisory fee than the current calculation. If the holders of Common Shares and Common Interests approve all of the Proposals, TCP will continue to monitor the amount payable under the current fee structure, and TCP intends to voluntarily charge the lower of the two fee calculations.

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Each Board has determined that, if the de-registration Proposals are approved and other conditions for de-registration are met, on the de-registration effective date, the Funds will terminate the co-management agreement, dated May 6, 2015, by and among TOFV, TCP and the Co-Manager and the co-management agreement, dated May 6, 2015, by and among TOPV, TCP and the Co-Manager (together, the “Co-Management Agreements”) and the Co-Manager will cease to provide investment advisory services as a co-manager to the Funds. TCP will provide all investment management and advisory services to the Funds after the termination of the Co-Management Agreements, and TCP believes the nature, level and quality of services provided to the Funds and their shareholders will remain the same. The Co-Manager is currently entitled to receive as compensation for its services a portion of the Management Fee paid to TCP and a portion of the profits of the General Partner of TOPV. Except for the voluntary fee reduction described above, the fees paid by the Funds will not change as a result of the termination of the Co-Management Agreements.

Q:	Will the nature or level of services that TCP provides be decreased or modified in any manner upon TCP voluntarily reducing the annual management and advisory fee, the termination of the Co-Management Agreements or the retirement of Michael E. Tennenbaum?

A:	TCP believes that the nature, level and quality of services provided by TCP will stay the same regardless of whether it voluntarily reduces the annual management and advisory fee, the termination of the Co-Management Agreements and the retirement of Michael E. Tennenbaum. Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz and Rajneesh Vig will continue to represent TCP as voting members of the investment committee and provide services to the Funds. Each of Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz and Rajneesh Vig has served as a voting member of the investment committee for at least the past seven years.

Q:	Why am I receiving the joint consent solicitation statement?

A:	You are receiving the joint consent solicitation statement and enclosed consent card because, as of January 4, 2016, the record date for this action by written consent (the “Record Date”), you owned Common Shares in TOFV or Series A Preferred Interests of TOPV (“TOPV Preferred Interests”). TOFV is the only holder of Common Interests of TOPV and will “pass through” its votes to its shareholders and will vote all of its Common Interests in TOPV in the same proportion and in the same manner as TOFV shareholders vote their Common Shares for the Proposals as applicable. Only holders of record as of the close of business on January 4, 2016 will be entitled to vote by written consent. The joint consent solicitation statement describes in detail the Proposals on which we would like you, as a shareholder, to consent. It also provides you with important information about the Proposals to enable you to make an informed decision as to whether to vote for the matters described herein.

Q:	Why did the Boards approve the Proposals?

A:	Each Board examined a number of factors before unanimously approving the Proposals, as listed above and further discussed in the joint consent solicitation statement. The Boards have determined that extending the term of the Funds to October 10, 2018, de-registering the Funds and amending the Key Person Provisions are in the best interests of each Fund and its shareholders. The Board of TOFV has also determined that converting to a partnership under the Code is in the best interest of TOFV and its shareholders. Details regarding the Boards’ considerations and recommendation with respect to the Proposals are in the enclosed joint consent solicitation statement.

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Q:	How will a consent to the Proposals affect shareholders?

A:	If the shareholders consent to the Extension Proposals, each of the Operating Agreement and Partnership Agreement will be amended so that the term of the Funds will be extended to October 10, 2018 rather than October 10, 2016. During the extension period, holders of Common Shares at TOFV and Common Interests at TOPV will continue to receive distributions of their Fund’s net profits and capital as dispositions are made and the proceeds are not needed for the orderly wind-up of the Funds. Shareholders may receive complete payment for the interests more slowly and may receive a greater or lesser amount, depending on the performance of the Funds during the extension period. In addition, Common Shares and Common Interests will continue to be subject to the expenses of the Funds, including investment management and advisory fees payable to TCP. However, if all of the Proposals are approved by the Common Shares and Common Interests TCP intends to voluntarily reduce each Fund’s annual management and advisory fee, as more fully described in the enclosed joint consent solicitation statement, thereby decreasing each Fund’s expenses. It is possible that during the extension period adverse legal, tax, economic or other changes could occur that would adversely affect shareholders. For shareholders who would prefer earlier liquidity, we may be able to introduce you to third party firms that buy secondary investments in funds. While we cannot assure you of a particular result, we have from time to time received interest in acquiring shares from such firms. Please note that any arrangement that you make with any such third party is between you and them. Any negotiations between shareholders and such third party will be private and some shareholders may negotiate a different sales price than other shareholders.

If shareholders consent to the de-registration of the Funds and the other conditions to de-registration are met, then following de-registration, the Funds will no longer be subject to the regulations of the 1940 Act, which are designed to protect the interests of shareholders. Instead, the Funds would operate as private investment funds exempted from registration under Section 3(c)(1) of the 1940 Act and shareholders would no longer be afforded the regulatory protections of the 1940 Act. However, de-registration is expected to result in a substantial reduction in the regulatory burden to which the Funds are currently subject, which is expected to result in decreased administrative costs. Upon de-registering under the 1940 Act, the Funds would cease to be subject to the regulations of the 1940 Act and would no longer be required to file certain reports with the SEC, which could result in significantly increased operational flexibility and cost savings to the Funds.

If shareholders consent to the conversion of TOFV, TOFV would convert from a RIC for U.S. federal income tax purposes to a partnership at such time that TCP determines it is in the best interests of the Fund to do so. Shareholders will generally recognize a loss upon a conversion to a partnership.

Each of TOFV and TOPV would make amendments to its Operating Agreement and Partnership Agreement respectively to affect the de-registration with respect to, among other things, the governance structure of the Funds and the valuation procedures with respect to interests in the Fund. In addition, if the conversion is approved, the Operating Agreement of TOFV will be amended with respect to the following, among other things: (i) the tax status, tax methodology and tax reporting obligations of the Fund; (ii) shareholder voting procedures; and (iii) distribution mechanics. The amended and restated Operating Agreement and amended and restated Partnership Agreement will be entered into and become effective upon the approval of the proposals necessary to affect the changes and their execution by the officers of the Funds. However, certain changes to the Operating Agreement and the Partnership Agreement set forth therein, including with respect to the governance structure of the Funds, will not become effective until the Funds’ de-registration under the 1940 Act is complete. Additionally, in the case of TOFV, certain amendments, if approved, will not become effective until the conversion of TOFV from a RIC to a partnership for U.S. federal income tax purposes.

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As part of the de-registration, the Funds expect to terminate their relationship with the Co-Manager and the related Co-Management Agreements. In addition, upon commencement of operation as private investment funds, the Funds and TCP will be expected to comply with certain provisions of ERISA and the Code. In order to facilitate compliance with these provisions and reflect the termination of the relationship with the Co-Manager, the Funds will amend the TOFV Investment Management Agreement and the TOPV Investment Management Agreement accordingly. For more details on the effects of de-registration and the amendments to the governing documents and investment management agreements of the Funds, see “Proposals 2(a) and 2(b) – Consent to the De-Registration of the Funds with the Securities and Exchange Commission Under the Investment Company Act of 1940.”

If shareholders consent to the Amendment of Key Person Provision Proposal, each Fund will amend and restate the Key Person Provisions in its organizational documents and investment management agreement as follows: If any two of Messrs. Holdsworth, Leitner, Levkowitz and Vig cease to be active in the management or operations of the Funds, TCP shall replace each such voting member promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the shareholders of any such replacement(s). This would replace the provisions in the existing governing documents and investment management agreements of the Funds which provide that, in the event that any two of Messrs. Tennenbaum, Holdsworth and Levkowitz die, become incapacitated or depart from TCP or cease to be actively involved in the management or operations of TCP or the Funds, the Co-Manager would temporarily increase its voting representatives on the investment committee until TCP appoints appropriate replacements and the shareholders vote to approve the replacements. Mr. Tennenbaum plans to retire from service to the Funds in December 2015. In light of the current composition of the investment committee and TCP’s large number of qualified investment professionals, including investment professionals who currently serve as voting members for other similar TCP managed funds, and since TOFV was raised TCP has raised ten private funds and manages a public company none of which have Mr. Tennenbaum as a key person nor utilizes the Co-Manager as a co-manager, the Board of each Fund has determined it would be in the best interest of each Fund to amend and restate the Key Person Provisions as previously stated.

If the shareholders holding the Common Shares and Common Interests consent to all of the Proposals, TCP intends to voluntarily reduce its management and advisory fee by calculating the fee based on the fair market value of assets held by the Funds instead of committed capital, effective upon such approval. For illustrative purposes, the chart below compares the calculation of the management and advisory fee attributable to the holders of Common Shares of TOFV under the current fee arrangement and the voluntary fee arrangement TCP intends to implement if all of the Proposals are approved by the holders of Common Shares and Common Interests. This chart assumes that the Funds will terminate on October 10, 2018 and the assets under management of the Funds will decrease at a rate of 20% per quarter over the remaining life of the Funds, which, under the proposed voluntary fee reduction, will cause the management and advisory fee to continue to decrease as demonstrated in the chart. However, the actual amount of the decrease in the assets under management of the Funds may differ from this assumption, and, as a result, the actual management and advisory fee that will be paid under the voluntary fee reduction may differ from the amounts shown below. Please see “Additional Information” starting on page 34 for additional details.

Management Fees	Next 12 Months	2017	2018
Current Fee	17,773,386	17,773,386	17,773,386
Proposed Reduced Fee	11,409,639	6,736,251	2,759,168
Proposed Reduced Fee as a % of Current Fee	64%	38%	16%
Annual Management Fee Savings From Proposed Reduced Fee	$6,363,747	$11,037,135	$15,014,218

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Q:	What happens if the Proposals are not approved?

A:	If shareholders of the Funds do not approve the Extension Proposals, pursuant to the Operating Agreement and Partnership Agreement, each Fund will begin to exit its positions prior to October 10, 2016 and each Fund will liquidate on October 10, 2016. Upon liquidation, TOFV will make distributions in cash, in kind, or partly in cash and partly in kind as TCP, under the supervision of the Board, may, in its sole discretion, determine to holders of Common Shares, in each case following the payment or reservation for payment of all liabilities of the Fund ranking senior to such Common Shares. TOPV will redeem all TOPV Preferred Interests in accordance with the Statement of Preferences of such interests and make distributions to TOFV, the holder of all Common Interests of TOPV, in cash, in kind, or partly in cash and partly in kind as the General Partner, under the supervision of the Board, may in its sole discretion, determine in each case following the payment or reservation for payment of all liabilities of the Fund ranking senior to such Common Interests and TOPV Preferred Interests. A distribution in kind could include interests in a liquidating trust. In addition, a number of the Funds’ positions are illiquid and/or in various stages of turnaround and the Funds may not be able to maximize their value without the extension.

If shareholders of the Funds do not approve the De-registration and Conversion Proposals, the Funds will continue to operate as registered investment companies under the 1940 Act and TOFV as a RIC for U.S. federal income tax purposes. The Funds will also continue to receive investment advisory services from the Co-Manager. If the Funds cannot obtain the consent from the lenders under TOPV’s existing credit facility with respect to the deregistration under the 1940 Act, or the credit facility is not terminated, TOFV may convert from a RIC to a partnership for U.S. federal income tax purposes, but will continue to operate as a registered investment company under the 1940 Act. If the lenders subsequently provide consent or following termination of the credit facility, the Funds may file an application with the SEC for deregistration under the 1940 Act, and, upon its approval, implement the related amendments to the Operating Agreement, Partnership Agreement, TOFV Investment Agreement and TOPV Investment Management, as well as terminate the relationship with the Co-Manager and the Co-Management Agreements. If shareholders do not consent to the de-registration of the Funds, but the holders of Common Shares otherwise consent to the conversion of TOFV from a RIC to a partnership under the Code, TOFV may convert from a RIC to a partnership, but will continue to operate as a registered investment company under the 1940 Act.

If shareholders of the Funds do not approve the Amendment of Key Person Provisions Proposal, pursuant to the existing governing documents and investment management agreements of the Funds, in the event that any two of Messrs. Tennenbaum, Holdsworth and Levkowitz die, become incapacitated or depart from TCP or cease to be actively involved in the management or operations of TCP or the Funds, the Co-Manager would have the right to temporarily increase its voting representatives on the investment committee until TCP appoints appropriate replacements and the shareholders vote to approve the replacements. Mr. Tennenbaum plans to retire from service to the Funds in December 2015.

Unless all of the Proposals are approved by holders of Common Shares and Common Interests, each Fund’s annual management and advisory fee will not be reduced.

Q:	When will the Proposals become effective?

A:	If shareholders approve the Extension Proposals the term of the Funds will be extended to October 10, 2018, upon the execution of the amendments to the Operating Agreement and Partnership Agreement of each of TOFV and TOPV, respectively.

If shareholders approve the de-registration of the Funds, subject to consent of the lenders to TOPV or the termination of TOPV’s existing credit facility and the availability of an exemption under Section 3(c)(1) of the 1940 Act, the Funds will apply to the SEC for an order under Section 8(f) of the 1940 Act each declaring that it has ceased to be an investment company. The Funds will be de-registered upon the issuance of such an order by the SEC. Until the issuance of such an order by the SEC, the Funds will remain subject to the 1940 Act.

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If approved by shareholders, TOFV expects to convert from a RIC for U.S. federal income tax purposes to a partnership by the end of 2016, or such other time as the officers of the Fund determine is in the best interest of the Fund and its shareholders. The amended and restated Operating Agreement will be entered into and become effective upon the conversion of TOFV from a RIC for U.S. federal income tax purposes to a partnership, although certain changes set forth therein, including with respect to the governance structure of the Fund, will not become effective until the Fund’s de-registration under the 1940 Act is complete. The Fund’s partnership status will become effective on such date as determined by the officers of the Fund, which will be on or not more than 75 days prior to the date on which the Fund files to elect partnership status.

If shareholders approve the Amendment to Key Person Provisions, the Key Person Provisions in the Operating Agreement of TOFV, Partnership Agreement of TOPV, and each of their respective investment management agreements will be amend and restated as follows: If any two of Messrs. Holdsworth, Leitner, Levkowitz and Vig cease to be active in the management or operations of the Funds, TCP shall replace each such voting member promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the shareholders of any such replacement(s).

Q:	What vote is required to approve the Proposals?

A:	The extension of the term at TOFV requires approval of a majority of the outstanding Common Shares entitled to vote. The extension of the term at TOPV requires approval by a majority of the outstanding Common Interests. The outstanding TOPV Preferred Interests will be repurchased or redeemed on or prior to October 10, 2016 and will not be affected by the Extension Proposals and therefore will not be entitled to vote on such proposal.

The de-registration of each Fund requires the affirmative vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act). For this purpose, a vote of a “majority of the outstanding voting securities” of the Fund is the lesser of: (a) 67% or more of the voting securities returning consents, if the holders of more than 50% of the outstanding voting securities of the Fund return consents; or (b) 50% or more of the outstanding voting securities of the Fund. In order to approve the de-registration of TOPV, the holders of TOPV Preferred Interests are required to vote together with the Common Interests as a single class and as a separate class. The conversion of TOFV to a partnership for tax purposes requires approval of a majority of the Common Shares present in person or represented by proxy.

The amendment of the key person provision in the Operating Agreement of TOFV requires approval of the affirmative vote of a majority of the Common Shares present in person or represented by proxy. The amendment of the key person provisions in the Partnership Agreement of TOPV requires approval of a majority of the Common Interests and TOPV Preferred Interests, voting as a single class, present in person or represented by proxy. The amendments to each of the investment management agreements of TOFV and TOPV require the approval of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act). For this purpose, a vote of a “majority of the outstanding voting securities” of the Fund is the lesser of: (a) 67% or more of the voting securities returning consents, if the holders of more than 50% of the outstanding voting securities of the Fund return consents; or (b) 50% or more of the outstanding voting securities of the Fund. The holders of TOPV Common Interests and TOPV Preferred Interests will vote together as a single class to amend TOPV’s investment management agreement.

x

TOFV is the holder of all Common Interests in TOPV and will “pass-through” its votes to its shareholders and vote all of its interests in TOPV in the same proportion and the same manner as such shareholders vote their Common Shares.

Q:	Who is entitled to vote on each Proposal?

A:	Holders of Common Shares of TOFV are being asked to consent to Proposal 1(a), Proposal 2(a), Proposal 3, Proposal 4(a) and Proposal 4(c).

Holders of Common Interests in TOPV are being asked to consent to Proposal 1(b), Proposal 2(b), Proposal 4(b) and Proposal 4(d).

TOFV owns all the Common Interests in TOPV and plans to “pass-through” its vote to its shareholders. Accordingly, if you hold Common Shares of TOFV, you will receive a consent card to vote on both the TOFV Proposals and the TOPV Proposals.

Holders of the TOPV Preferred Interests are being asked to consent to Proposal 2(b), Proposal 4(b) and Proposal 4(d). Holders of TOPV Preferred Interests will be repurchased or redeemed on or prior to October 10, 2016 and will not be affected by Proposal 1(b) and therefore will not be entitled to vote on such proposal.

See the table at page 2 of the accompanying joint consent solicitation statement for additional information with respect to the proposals for which you will be entitled to vote.

Q:	What are the conditions to the Proposals?

A:	Each of the Term Extension Proposals, Proposal 1(a) and Proposal 1(b), is conditioned on the approval of the other. The terms of each Fund will only be extended if the proposals to extend the terms of both Funds are approved.

The de-registration of each Fund, Proposal 2(a) and Proposal 2(b), is conditioned on the approval of the other. Neither Fund will de-register unless Proposal 2(a) and Proposal 2(b) are approved. Additionally, the de-registration of the Funds is contingent on the availability of an exemption under Section 3(c)(1) of the 1940 Act and the Funds obtaining the consent from the lenders to TOPV to de-register or the termination of TOPV’s existing credit facility and approval of the SEC to de-register. Neither Fund will de-register unless the Boards have previously determined that an exemption under the 1940 Act is available and consent from TOPV’s lenders has been received or TOPV’s existing credit facility has been terminated. The conversion of TOFV from a RIC to a partnership for tax purposes under the Code is not conditioned on the approval of any other Proposals, and solely on the approval by holders of Common Shares of Proposal 3.

The Amendment of Key Person Provision Proposals, Proposal 4(a), Proposal 4(b), Proposal 4(c) and Proposal 4(d), are not conditioned on the approval of each other.

Q	How do the Boards recommend that I vote?

A:	Each Board has reviewed the Proposals and believes that approval of all of the Proposals is in the best interests of each Fund’s shareholders. The Boards have approved the Proposals, believe that the Proposals are in your best interests and recommends that you “CONSENT” to the Proposals.

xi

Q:	How many votes do I have?

A:	Each Common Share of TOFV and TOPV Preferred Interest is entitled to one vote. Holders of Common Interests of TOPV are entitled to one vote for each 0.01% of Net Asset Value (as defined in the Partnership Agreement) owned. If you properly execute and timely return a consent card using the enclosed postage-paid envelope to mail your consent card, emailing your consent to us at investor.relations@tennenbaumcapital.com, or faxing your consent to (310) 566-1010, your consent will apply to each share, interest and fractional share or fractional interest you hold as of the record date.

Q:	Will my vote make a difference?

A:	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many Common Shares or Common Interests you own. We encourage all shareholders to participate in the governance of their Fund.

Q:	Are the Funds paying for the costs of the joint consent solicitation statement?

A:	The costs associated with the joint consent solicitation statement, including the mailing and the joint consent solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint consent solicitation statement, also will be borne by the Funds.

Q:	How do I vote my Common Shares, Common Interests or TOPV Preferred Interests?

A:	You may use the enclosed postage-paid envelope to mail your consent card, you may email your consent to us at investor.relations@tennenbaumcapital.com, or you may fax your consent to (310) 566-1010.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please contact our Global Investor Relations team at 310-566-1003 or investor.relations@tennenbaumcapital.com.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the consent card(s), date and sign it and promptly return it by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the postage-prepaid envelope provided, no matter how large or small your holdings may be. Abstentions will be a vote against the Proposals.

xii

          , 2016

NOTICE OF ACTION BY WRITTEN CONSENT

The Boards of Directors of Tennenbaum Opportunities Fund V, LLC (“TOFV”), a Delaware limited liability company, and Tennenbaum Opportunities Partners V, LP (“TOPV”), a Delaware limited partnership (each a “Fund”) are soliciting your consent on behalf of the Funds in connection with the proposals to extend the terms of the Funds to October 10, 2018, by amending the Amended and Restated Operating Agreement, dated as of January 31, 2007, of TOFV (the “Operating Agreement”) (“Proposal 1(a)”) and amending the Partnership Agreement, dated as of December 15, 2006, of TOPV (the “Partnership Agreement”) (“Proposal 1(b)” and, together with Proposal 1(a), the “Extension Proposals”) as more fully described in the accompanying joint consent solicitation statement.

The Boards of Directors of TOFV and TOPV are also soliciting your consent to de-register each Fund and to convert TOFV’s tax status to that of a partnership. In regards to TOFV, the Board is soliciting your consent for the de-registration of TOFV as an investment company with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) and to amend its Operating Agreement and the Investment Management Agreement, dated May 6, 2015, by and between TCP and TOFV (the “TOFV Investment Management Agreement”) in order to effect the de-registration (“Proposal 2(a)”), and to amend certain provisions of the Operating Agreement in order to effect the conversion of TOFV from a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), to a partnership under the Code (“Proposal 3”). In regards to TOPV, the Board is soliciting your consent for the de-registration of TOPV as an investment company with the SEC under the 1940 Act and to amend its Partnership Agreement and the Investment Management Agreement, dated May 6, 2015, by and between TCP and TOPV (the “TOPV Investment Management Agreement”) in order to effect the de-registration (“Proposal 2(b)” and, together with Proposal 2(a) and Proposal 3, the “De-registration and Conversion Proposals”).

The Boards of Directors of TOFV and TOPV are also soliciting your consent to amend certain provisions of the Funds’ agreements relating to the involvement of certain persons with the Funds (the “Key Person Provisions”). The Boards of Directors of TOFV and TOPV have determined it would be in the best interest of each Fund to amend and restate the Key Person Provisions as follows: If any two of Messrs. Holdsworth, Leitner, Levkowitz and Vig cease to be active in the management or operations of the Funds, Tennenbaum Capital Partners, LLC (“TCP”) shall replace each such voting member promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the shareholders of any such replacement(s). The amendment to Key Person Provisions would be effected by amending the Operating Agreement of TOFV (“Proposal 4(a)”), amending the Partnership Agreement of TOPV (“Proposal 4(b)”), amending the TOFV Investment Management Agreement (“Proposal 4(c)”) and amending the TOPV Investment Management Agreement (“Proposal 4(d)” and, together with Proposal 4(a), Proposal 4(b) and Proposal 4(c), the “Amendment to Key Person Provision Proposals” and together with the Extension Proposals and the De-registration and Conversion Proposals, the “Proposals”).

To approve the Extension Proposals for TOFV requires the consent of a majority of the outstanding common limited liability company interests of the Fund (the “Common Shares”) entitled to vote. To approve the Extension Proposals for TOPV requires the consent of a majority of the outstanding common limited partner interests of the Fund (the “Common Interests”). Each Extension Proposal is conditioned on the other, and the extension in the terms of the Funds will not take place without approval by written consent to the extension of the terms of both of the Funds to October 10, 2018.

xiii

To approve the de-registration of each Fund requires the affirmative consent of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act). For this purpose, the consent of a “majority of the outstanding voting securities” of a Fund is the lesser of: (a) 67% or more of the voting securities returning consents, if the holders of more than 50% of the outstanding voting securities of a Fund return consents; or (b) 50% or more of the outstanding voting securities of a Fund. In order to approve the de-registration of TOPV, the 1940 Act requires that the holders of the Series A Preferred Interests of TOPV (the “TOPV Preferred Interests”) vote together with the Common Interests as a single class and as a separate class. To approve TOFV’s conversion from a RIC to a partnership for U.S. federal income tax purposes requires the approval of a majority of the Common Shares present in person or represented by proxy. The de-registration of the Funds is conditioned on the Funds qualifying for an exemption from registration under Section 3(c)(1) of the 1940 Act and approval from the SEC. The de-registration of each Fund is also conditioned on the other, and neither Fund will de-register with the SEC unless the shareholders each Fund approve the de-registration. The de-registration of each Fund is also conditioned on the consent of the lenders to TOPV or the termination of TOPV’s existing credit facility. If the shareholders of the Funds do not approve the de-registration of both Funds, the Funds will continue to operate as registered investment companies under the 1940 Act. If the shareholders approve the De-registration and Conversion Proposals and the Funds cannot obtain the consent of TOPV’s lenders, or if the Funds’ cannot terminate the existing credit facility or if the shareholders approve only the conversion of TOFV and not the de-registration of the Funds, TOFV may still convert from a RIC to a partnership, but will continue to operate as a registered investment company under the 1940 Act. The conversion of TOFV from a RIC to a to a partnership under the Code is conditioned solely upon approval by the Common Shares of TOFV. Each Board has determined that, if the de-registration Proposals are approved and other conditions for de-registration are met, on the de-registration effective date, the Funds will terminate the co-management agreement, dated May 6, 2015, by and among TOFV, TCP and Babson Capital Management LLC and the co-management agreement, dated May 6, 2015, by and among TOPV, TCP and Babson Capital Management LLC (the “Co-Management Agreements”) and Babson Capital Management LLC will cease to provide investment advisory services as a co-manager to the Funds. TCP will provide all investment management and advisory services to the Funds after the termination of the Co-Management Agreements, and TCP believes the nature, level and quality of services provided to the Funds and their shareholders will remain the same.

To approve the Amendment to Key Person Provision Proposals requires the consent of the shareholders of the Funds to amend both the governing documents and the investment management agreements of the Funds. To amend the Operating Agreement of TOFV requires the consent of a majority of the Common Shares present in person or represented by proxy. To amend the Partnership Agreement of TOPV requires the consent of a majority of the Common Interests and TOPV Preferred Interests, voting as a single class, present in person or represented by proxy. To amend each of the TOFV Investment Management Agreement and the TOPV Investment Management Agreement require the affirmative consent of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act). For this purpose, the consent of a “majority of the outstanding voting securities” of a Fund is the lesser of: (a) 67% or more of the voting securities returning consents, if the holders of more than 50% of the outstanding voting securities of a Fund return consents; or (b) 50% or more of the outstanding voting securities of a Fund. At TOPV, the holders of Common Interests and TOPV Preferred Interests will vote together as a single class to amend the TOPV Investment Management Agreement.

TOFV is the holder of all Common Interests in TOPV and will “pass-through” its votes to its shareholders and vote all of its Common Interests in TOPV in the same proportion and the same manner as holders of Common Shares in TOFV vote their Common Shares.

Your Board recommends that you “CONSENT” to the Proposals.

Shareholders of record of each Fund as of the close of business on January 4, 2016 (the “Record Date”) are entitled to notice of and to take action by written consent as described in the accompanying joint consent solicitation statement. Please cast your vote by promptly completing, signing, and returning the appropriate enclosed consent card by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the enclosed postage-prepaid envelope.

If you have any questions about the Proposals, please contact our Global Investor Relations team at 310-566-1003 or investor.relations@tennenbaumcapital.com.

xiv

YOUR CONSENT IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OR INTERESTS YOU OWN. YOU CAN CONSENT EASILY AND QUICKLY BY EMAIL, FAX OR MAIL. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

By Order of the Board of Directors,

/s/ Mark K. Holdsworth
Mark K. Holdsworth
Chief Executive Officer of the Funds

xv

Page

JOINT CONSENT SOLICITATION STATEMENT	1

PURPOSE OF THE ACTION BY WRITTEN CONSENT	3
Voting Securities	4

PROPOSALS 1(a) and 1(b) — CONSENT TO TWO ONE-YEAR EXTENSIONS TO EXTEND THE TERM OF THE FUNDS TO OCTOBER 10, 2018	5
Background of The Funds	5
Details of the Proposals	5
Failure to Approve the Extension Proposals	5
PROPOSAL 1A – CONSENT TO AN AMENDMENT TO THE OPERATING AGREEMENT OF TOFV TO EXTEND THE TERM TO OCTOBER 10, 2018	6
PROPOSAL 1B – CONSENT TO AN AMENDMENT TO THE PARTNERSHIP AGREEMENT OF TOPV TO EXTEND THE TERM TO OCTOBER 10, 2018	6
Board Recommendation	6

PROPOSALS 2(a) and 2(b) – CONSENT TO THE DE-REGISTRATION OF THE FUNDS WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940	7
Details of the Proposals	7
De-registration under the 1940 Act	8
Amendments to the Operating Agreement and Partnership Agreement	11
Certain ERISA Considerations Related to the De-registration	12
Amendments to the Investment Management Agreements	16
PROPOSAL 2A – CONSENT TO THE DE-REGISTRATION OF TOFV WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940	17
PROPOSAL 2B – CONSENT TO THE DE-REGISTRATION OF TOPV WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940	17
Board Recommendation	17

PROPOSAL 3 – CONSENT TO AN AMENDMENT TO THE OPERATING AGREEMENT OF TOFV TO CONVERT THE FUND FROM A REGISTERED INVESTMENT COMPANY TO A PARTNERSHIP UNDER THE INTERNAL REVENUE CODE	18
Details of the Proposals	18
Amendment of TOFV’s Operating Agreement	18
Certain Tax Considerations Related to the De-Registration and Conversion Proposals	20
Certain Tax Consequences of TOFV’s Partnership Election	21
Consequences of Ownership of Common Shares in TOFV Following the Conversion	22
Risks Related to Taxation of TOFV	27
Board Recommendation	28

PROPOSAL 4 — CONSENT TO THE AMENDMENT AND RESTATEMENT OF KEY PERSON PROVISIONS	29
Details of the Proposals	29

xvi

Schedules

Schedule A	–	Form of Amended and Restated Operating Agreement of Tennenbaum Opportunities Fund V, LLC
Schedule B	–	Form of Amended and Restated Partnership Agreement of Tennenbaum Opportunities Partners V, LP
Schedule C	–	Form of First Amendment to the Investment Management Agreement by and between Tennenbaum Capital Partners, LLC and Tennenbaum Opportunities Fund V, LLC
Schedule D	–	Form of First Amendment to the Investment Management Agreement by and between Tennenbaum Capital Partners, LLC an Tennenbaum Opportunities Partners V, LP

xvii

ACTION BY WRITTEN CONSENT

          , 2016

JOINT CONSENT SOLICITATION STATEMENT

This joint consent solicitation statement (this “Joint Consent Solicitation Statement”) is furnished in connection with the solicitation of consents by the Board of Directors (each, a “Board” and together, the “Boards,” the members of which are referred to as “Directors”) of Tennenbaum Opportunities Fund V, LLC, (“TOFV”) and Tennenbaum Opportunities Partners V, LP, (“TOPV”) (each of TOPV and TOFV, a “Fund” and together, the “Funds”). The consents are solicited of members and partners of the Funds. For simplicity, this Joint Consent Solicitation Statement sometimes uses the terms:

•	“we,” “us” or “our” to include both of the Funds,
•	“Common Shares” to mean common limited liability company interests of TOFV;
•	“Common Interests” to mean common limited partner interests of TOPV;
•	“TOPV Preferred Interests” to mean the Series A preferred limited partner interests of TOPV;
•	“shareholders” to include holders of Common Shares, Common Interests and TOPV Preferred Interests;
•	“Extension Proposals” to refer to Proposal 1(a) and Proposal 1(b);
•	“De-registration and Conversion Proposals” to refer to Proposal 2(a), Proposal 2(b) and Proposal 3;
•	“Amendment to Key Person Provision Proposals” to refer to Proposal 4(a), Proposal 4(b), Proposal 4(c) and Proposal 4(d) and
•	“Proposals” to refer to all of the proposals for which consent is being solicited by the Funds.

Distribution to shareholders of this Joint Consent Solicitation Statement and the accompanying materials will commence on or about         , 2016.

Shareholders of record of each Fund as of the close of business on January 4, 2016 (the “Record Date”) are entitled to notice of and to take action by written consent. Holders of Common Shares of TOFV and TOPV Preferred Interests are entitled to one vote for each share or interest held. Holders of Common Interests of TOPV are entitled to one vote for each 0.01% of Net Asset Value (as defined in the Partnership Agreement) owned. TOFV owns all the Common Interests in TOPV. Accordingly, if you hold Common Shares of TOFV, you will receive a consent card to vote on all of the Proposals.

Please promptly sign, date and return the consent card you receive by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the enclosed postage-prepaid envelope.

All properly executed consent cards received prior to the effective date of the Proposals will be voted. The effective date of each Proposal is the date on which we receive signed consents from a number of shareholders sufficient to approve the respective Proposal. On the matter for which a consent is solicited and a shareholder has specified a choice on that shareholder’s consent card, the Common Shares, Common Interests or TOPV Preferred Interests will be voted accordingly. If a consent card is properly executed and returned and no choice is specified with respect to the Proposals, the Common Shares, Common Interests or TOPV Preferred Interests will be deemed to “CONSENT” to the Proposals. Shareholders who execute consent cards may revoke them with respect to a Proposal at any time before the effective date of the respective Proposal by filing with the appropriate Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address below).

1

A copy of each Fund’s Annual Report for the fiscal year ended December 31, 2014 accompanies this Joint Consent Solicitation Statement. You may also obtain copies by emailing investor.relations@tennenbaumcapital.com, writing the Fund at 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations or by calling our Global Investor Relations team at (310) 566-1003. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The Securities and Exchange Commission has not passed upon the adequacy of this Joint Consent Solicitation Statement. Any representation to the contrary is a criminal offense.

Please note that only one annual report or Joint Consent Solicitation Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Joint Consent Solicitation Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Funds at the address and phone number set forth above.

YOUR CONSENT IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed consent card(s), and date, sign and return it promptly by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the postage-paid envelope provided, no matter how large or small your holdings may be. If you submit a properly executed consent card but do not indicate how you wish your Common Shares, Common Interests or TOPV Preferred Interests to be voted, your Common Shares, Common Interests or TOPV Preferred Interests will be deemed to “CONSENT” to each Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
JOINT CONSENT SOLICITATION MATERIALS

The Joint Consent Solicitation Statement is available on the password-protected investor portal at:

http://www.tcpinvestor.com/

and on the EDGAR Database on the Securities and Exchange Commission’s website at:

www.sec.gov

The following table shows the proposals on which shareholders of TOFV will be voting:

Common Shareholders
Proposal 1(a)	✓
Proposal 2(a)	✓
Proposal 3	✓
Proposal 4(a)	✓
Proposal 4(c)	✓

The following table shows the proposals on which shareholders of TOPV will be voting:

	Common Interest Holders*	Series A Preferred Interestholders
Proposal 1(b)	✓	†
Proposal 2(b)***	✓	✓
Proposal 4(b)**	✓	✓
Proposal 4(c)**	✓	✓

*	TOFV will pass through to its shareholders voting of all Common Interests of TOPV held by it.
**	Common Interests and TOPV Preferred Interests vote together as a single class.
***	Common Interests and TOPV Preferred Interests vote together as a single class and the TOPV Preferred Interests also vote as a separate class.
†	The TOPV Preferred Interests will be repurchased or redeemed on or prior to October 10, 2016 and will not be affected by the Extension Proposals and therefore will not be entitled to vote on such proposal.

2

PURPOSE OF THE ACTION BY WRITTEN CONSENT

Extension Proposals. Pursuant to TOFV’s Amended and Restated Operating Agreement, dated as of January 31, 2007 (the “Operating Agreement”), and TOPV’s Partnership Agreement, dated as of December 15, 2006 (the “Partnership Agreement”), the term of each of the Funds is set to expire on October 10, 2016, subject to two one-year extensions if certain conditions are met. For TOFV, the two one-year extensions are available if requested by the Fund’s investment manager, Tennenbaum Capital Partners, LLC (“TCP”) and approved by a majority of the outstanding Common Shares. For TOPV, the two one-year extensions are available if requested the Fund’s general partner, SVOF/MM, LLC (the “General Partner”) and approved by a majority of the outstanding Common Interests. TCP and the General Partner have requested each of the two one-year extensions at the same time, so that the term of each Fund will be extended to October 10, 2018 pursuant to this authority. The Boards of each Fund, including the members of the Boards that are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Directors”) have reviewed the requests by TCP and the General Partner to extend the term of the Funds and have determined that an extension of each Fund’s term is in the best interests of the Funds and their shareholders.

De-registration and Conversion Proposals. The Boards of each Fund, including the members of the Boards that are Independent Directors, have determined that de-registering each Fund with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) is in the best interest of the Funds and their shareholders. The Boards of each Fund, including the members of the Boards that are Independent Directors, have also determined that the related amendments to the Operating Agreement, Partnership Agreement, the Investment Management Agreement, dated May 6, 2015, by and between TCP and TOFV (the “TOFV Investment Management Agreement”) and the Investment Management Agreement, dated May 6, 2015, by and between TCP and TOPV (the “TOPV Investment Management Agreement”) are in the best interest of the Funds and their shareholders. The Boards of each Fund, including the members of the Boards that are Independent Directors, have also determined that the related termination of the investment advisory relationship with the co-manager of the Funds, Babson Capital Management LLC (the Funds’ “Co-Manager”) would be in the best interest of the Funds and their shareholders. In making such determinations the Board of each Fund considered that the Funds would become subject to regulation under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Board of TOFV has determined that converting TOFV from a registered investment company (“RIC”) to a partnership under the Internal Revenue Code (the “Code”), and the related amendments to the Operating Agreement, are in the best interest of shareholders. Approval of the De-registration and Conversion Proposals is expected to result in a substantial reduction in the regulatory burden to which the Funds are currently subject, thereby providing the flexibility to maximize the value of the Funds’ investments and shareholder returns as the Funds wind down. Approval of the De-registration and Conversion Proposals is also expected to result in decreased administrative costs, but would result in shareholders losing the protective safeguards of the 1940 Act.

Amendment of Key Person Provision Proposals. The current voting members of the investment committee for the Funds are: Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard Spencer II (Co-Manager representative), Michael E. Tennenbaum and Rajneesh Vig. Mr. Tennenbaum plans to retire from service to the Funds in December 2015. Pursuant to the existing governing documents and investment management agreements of the Funds, in the event that any two of Messrs. Tennenbaum, Holdsworth and Levkowitz die, become incapacitated or depart from TCP or cease to be actively involved in the management or operations of TCP or the Funds (the “Key Person Provisions”), the Co-Manager would temporarily increase its voting representatives on the investment committee until TCP appoints appropriate replacements and the shareholders vote to approve the replacements. In light of the current composition of the investment committee and TCP’s deep bench of qualified investment professionals, including investment professionals who currently serve as voting members for other similar TCP managed funds, and since TOFV was raised TCP has raised ten private funds and manages a public company none of which have Mr. Tennenbaum as a key person nor utilizes the Co-Manager as a co-manager, the Board of each Fund has determined it would be in the best interest of each Fund to amend and restate the Key Person Provisions in the relevant provisions of the Operating Agreement, Partnership Agreement and each of TOFV’s and TOPV’s investment management agreements as follows: If any two of Messrs. Holdsworth, Leitner, Levkowitz and Vig cease to be active in the management or operations of the Funds, the Investment Manager shall replace each such Voting Member promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the shareholders of any such replacement(s).

3

If all of the Extension Proposals, the De-registration and Conversion Proposals and the Amendment of Key Person Provision Proposals are approved by the Common Shares and Common Interests, TCP intends to voluntarily reduce each Fund’s annual management and advisory fee as more fully described in the section entitled “Additional Information – Interest of Management and Others in the Proposals. ”

Voting Securities

You may vote your Common Shares, Common Interests or TOPV Preferred Interests by written consent only if you were a shareholder of record at the close of business on January 4, 2016 (the “Record Date”). As of the close of business on the Record Date, TOFV had 78,287.81 Common Shares outstanding and TOPV had 609,938,979 Common Interests and 4,063.58 TOPV Preferred Interests outstanding. Each Common Share and TOPV Preferred Interests is entitled to one vote and holders of Common Interests of TOPV are entitled to one vote for each 0.01% of Net Asset Value (as defined in the Partnership Agreement) owned. TOFV owns 100% of the Common Interests in TOPV and will “pass-through” its votes to its shareholders and vote all of its interests in TOPV in the same proportion and manner as such shareholders vote their Common Shares in TOFV.

4

PROPOSALS 1(a) and 1(b) — CONSENT TO TWO ONE-YEAR EXTENSIONS TO EXTEND THE TERM OF THE FUNDS TO OCTOBER 10, 2018

Background of The Funds

Tennenbaum Opportunities Fund V, LLC was formed by its sole initial member on September 27, 2006 as a limited liability company under the laws of the State of Delaware. On October 10, 2006, TOFV filed a registration statement on Form N-8A with the SEC registering as a non-diversified closed-end management investment company under the 1940 Act. TOFV will terminate its existence on October 10, 2016, subject to up to two one-year extensions at the request of TCP and with the approval of the majority of Common Shares outstanding.

Tennenbaum Opportunities Partners V, LP was formed by its sole initial member on September 29, 2006 as a limited partnership under the laws of the State of Delaware. On December 15, 2006, TOPV filed a registration statement on Form N-8A with the SEC registering as a non-diversified closed-end management investment company under the 1940 Act. TOPV will terminate its existence on October 10, 2016, subject to up to two one-year extensions at the request of the General Partner and with the approval of the majority of Common Interests outstanding.

Details of the Proposals

Shareholders of the Funds are being asked to consent to two one-year extensions to extend the terms of the Funds to October 10, 2018 by consenting to amend Section 4 of the Operating Agreement of TOFV, substantially in the form of the Form of Amended and Restated Operating Agreement (the “Amended Operating Agreement”) attached hereto as Schedule A (“Proposal 1(a)”) and by consenting to amend Section 4 of the Partnership Agreement of TOPV, substantially in the form of the Form of Amended and Restated Partnership Agreement (the “Amended Partnership Agreement”) attached hereto as Schedule B (“Proposal 1(b)” and, together with Proposal 1(a), the “Extension Proposals”). Each of the Operating Agreement and Partnership Agreement currently provide that the term of each Fund will end on October 10, 2016. On December 8, 2015, TCP formally requested that TOFV’s termination date be extended by both one year periods, and on December 8, 2015, the General Partner formally requested that TOPV’s termination date be extended by both one year periods. By unanimous written consent dated December 8, 2015, the Boards of TOFV and TOPV, including their Independent Directors, considered the matter of extending each Fund’s termination date and determined that extending the date was in the best interests of each Fund and its shareholders. The Board of TOFV, including its Independent Directors, proposes to amend the Operating Agreement to extend TOFV’s termination date to October 10, 2018. The Board of TOPV, including its Independent Directors, proposes to amend the Partnership Agreement to extend TOPV’s termination date to October 10, 2018. No other extensions may be granted without further amending the Operating Agreement and Partnership Agreement.

For shareholders who would prefer earlier liquidity, we may be able to introduce you to third party firms that buy secondary investments in funds. While we cannot assure you of a particular result, we have from time to time received interest in acquiring shares from such firms. Please note that any arrangement that you make with any such third party is between you and them. Any negotiations between shareholders and such third party will be private and some shareholders may negotiate a different sales price than other shareholders.

Failure to Approve the Extension Proposals

In the event that shareholders do not approve the Extension Proposals, the Funds will terminate effective October 10, 2016 in accordance with the Operating Agreement and Partnership Agreement, respectively. On termination, TOFV will make distributions in cash, in kind, or partly in cash and partly in kind as TCP, under the supervision of the Board, may, in its sole discretion, determine, to holders of Common Shares, in each case following the payment or reservation for payment of all liabilities of TOFV ranking senior to such Common Shares. On termination, TOPV will redeem all TOPV Preferred Interests in accordance with the Statement of Preferences of such interests and make distributions to TOFV, the holder of all Common Interests of TOPV, in cash, in kind, or partly in cash and partly in kind as the General Partner, under the supervision of the Board, may in its sole discretion, determine in each case following the payment or reservation for payment of all liabilities of TOPV ranking senior to such interests. A distribution in kind could include interests in a liquidating trust. Shareholders need not take any action to receive the final distribution proceeds in the event that the Funds are terminated. In addition, a number of the Funds’ positions are illiquid and/or in various stages of turnaround and the Funds may not be able to maximize their value without the extension.

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PROPOSAL 1A – CONSENT TO AN AMENDMENT TO THE OPERATING AGREEMENT OF TOFV TO EXTEND THE TERM TO OCTOBER 10, 2018

The proposed amendment to TOFV’s Operating Agreement would extend the term under Section 4 of the Operating Agreement to the close of business on October 10, 2018.

PROPOSAL 1B – CONSENT TO AN AMENDMENT TO THE PARTNERSHIP AGREEMENT OF TOPV TO EXTEND THE TERM TO OCTOBER 10, 2018

The proposed amendment to TOPV’s Partnership Agreement would extend the term under Section 4 of the Partnership Agreement to the close of business on October 10, 2018.

Board Recommendation

The Boards have reviewed the Extension Proposals and have determined that it is in the best interests of each Fund and its shareholders and unanimously recommends that shareholders give their consent to the Extension Proposals.

In arriving at such determination, consideration was given to the following factors:

•	That holders of Common Shares have earned strong net internal rates of return, or net IRR, which is imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays (net IRR is 4.9% since the Fund’s inception through September 30, 2015).
•	That holders of the Common Shares have received distributions as the Fund has successfully exited a number of positions in advance of termination (holders of Common Shares have received cumulative distributions of 846,690,955 through September 30, 2015).
•	Potential for holders of the Common Shares to continue to benefit from maturity or a more complete valuation recovery of certain private or controlled investments that are relatively illiquid.
•	Potential timing and difficulty of disposition of assets.
•	The voluntary reduction of management and advisory fees if all of the Proposals are approved by the Common Shares and Common Interests.
•	The possibility that during the extension period adverse legal, tax, economic or other changes could occur that would adversely affect shareholders.

EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS CONSENT TO THE EXTENSION PROPOSALS BY CONSENTING TO THE PROPOSED AMENDMENTS TO THE OPERATING AGREEMENT AND PARTNERSHIP AGREEMENT TO EXTEND THE TERM OF THE FUNDS TO OCTOBER 10, 2018.

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PROPOSALS 2(a) and 2(b) – CONSENT TO THE DE-REGISTRATION OF THE FUNDS WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940

Details of the Proposals

The Funds are seeking authority to de-register the Funds as investment companies with the SEC under the 1940 Act. The Boards, including the Independent Directors, have unanimously determined that the de-registration of the Funds is in the best interests of shareholders. In making such determination, the Board of each Fund considered that the Funds would become subject to regulation under ERISA.

As the Funds near their termination date, it is the goal of the Board and the Funds’ management to manage the Funds’ wind down process in an orderly manner, while seeking to maximize the value of the Funds’ investments and shareholder returns. The Board examined a number of factors and potential courses of action before unanimously approving the De-Registration and Conversion Proposals.

The de-registration of the Funds is contingent on an exemption under Section 3(c)(1) of the 1940 Act being available to the Funds, and neither Fund will de-register or convert to a partnership under the Code unless the Boards have previously determined that an exemption under the 1940 Act is available. The de-registration of the Funds is also conditioned upon (i) the holders of Common Shares, Common Interests and TOPV Preferred Interests approving the de-registration of both Funds, (ii) obtaining the consent of TOPV’s lenders under TOPV’s existing credit facility to de-register and (iii) approval of the de-registration by the SEC.

Each Board has determined that, if the de-registration Proposals are approved and other conditions for de-registration are met, on the de-registration effective date, the Funds will terminate the co-management agreement, dated May 6, 2015, by and among TOFV, TCP and the Co-Manager and the co-management agreement, dated May 6, 2015, by and among TOPV, TCP and the Co-Manager (the “Co-Management Agreements”) and the Co-Manager will cease to provide investment advisory services as a co-manager to the Funds. TCP will provide all investment management and advisory services to the Funds after the termination of the Co-Management Agreements, and TCP believes the nature, level and quality of services provided to the Funds and their shareholders will remain the same.

The Boards considered that de-registration is expected to result in a substantial reduction in the regulatory burden to which the Funds are currently subject, which is expected to result in decreased administrative costs. Upon de-registering under the 1940 Act, the Funds would cease to be subject to the regulations of the 1940 Act and would no longer be required to file certain reports with the SEC, which could result in significantly increased operational flexibility and cost savings to the Funds. The Boards also considered that as a result of de-registration shareholders will lose the protective safeguards of the 1940 Act. The Funds incur significant general and administrative costs in order to comply with the regulations imposed by the 1940 Act, including the costs associated with periodic reporting required under the 1940 Act. Management devotes considerable time to issues related to compliance with the 1940 Act and the Funds incur substantial legal and accounting fees with respect to such matters. The costs of this regulation are borne by the Funds. The Boards believe that the costs of compliance with the 1940 Act are substantial, especially when compared to the Funds’ relative size and net income, and that it would be in the best interest of shareholders to cease to be regulated under the 1940 Act.

After considering these and other factors, the Boards determined that de-registering TOFV as an investment company under the 1940 Act (“Proposal 2(a)”) and de-registering TOPV as an investment company under the 1940 Act (“Proposal 2(b)”) would be in the best interests of the Funds and their shareholders. In making such determination, the Board of each Fund considered that the Funds would become subject to regulation under ERISA.

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De-registration under the 1940 Act

Effects of De-registration. As a registered investment company, the Funds are subject to extensive regulation under the 1940 Act. The 1940 Act, among other things, (i) regulates the composition of the Boards; (ii) regulates the capital structure of the Funds by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights and warrants; (iii) prohibits certain transactions between the Funds and affiliated persons, including directors and officers of the Funds or affiliated companies, unless such transactions are exempted by the SEC; (iv) prohibits the issuance of common stock at less than net asset value; (v) regulates the form, content and frequency of financial reports to stockholders; (vi) requires the Funds to carry their assets at fair value rather than at cost in financial reports; (vii) requires that the Funds file with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information; (viii) prohibits the Funds from changing the nature of their business or fundamental investment policies without the prior approval of their shareholders; (ix) prohibits pyramiding of investment companies and the cross ownership of securities; (x) provides for the custody of securities and bonding of certain employees; (xi) prohibits voting trusts; (xii) provides that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization; (xiii) regulates the manner in which repurchases of stock may be effected; (xiv) regulates plans of reorganization; (xv) provides for enforcement by the SEC of the 1940 Act through administrative proceedings and court actions; and (xvi) creates a right in private persons to bring injunctive and damage actions in Federal courts to enforce compliance with the 1940 Act. Upon de-registration, the Funds will no longer be subject to the foregoing regulations, all of which are designed to protect the interests of shareholders. Instead, the Funds would operate as a private investment funds exempted from registration under Section 3(c)(1) of the 1940 Act and shareholders would no longer be afforded the regulatory protections of the 1940 Act.

The following table outlines certain key similarities and differences in the structure and governance of the Funds if de-registration is approved:

	Currently	After De-Registration

Governance	The 1940 Act requires that the Funds be managed by a board of directors, at least 40% of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Funds currently has four directors, three of whom are not interested persons.

TOFV will be managed solely by a managing member, which shall have substantially similar power, authority and discretion as the Board had before de-registration. TOPV will be managed solely by its general partner, which shall have substantially similar power, authority and discretion as the Board had before de-registration.

Financial Leverage	The 1940 Act restricts the extent to which the Funds may utilize financial leverage. The Funds may not incur indebtedness if, immediately after incurring such indebtedness, the Funds would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Funds are required to have at least three dollars of total assets). The Funds may not issue preferred shares if, immediately after issuance, the Funds would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of preferred shares outstanding, the Funds are required to have at least two dollars of total assets).	The Funds will not be subject to regulatory restrictions on its ability to utilize financial leverage. However, the Funds have no present intention to incur financial leverage in excess of the amounts permitted by the 1940 Act.

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	Currently	After De-Registration

Capital Structure	The 1940 Act limits the Funds’ capital structure, including limiting the Funds to one class of outstanding indebtedness and one class of outstanding preferred shares, restricting the issuance of stock options, rights and warrants, prohibiting the issuance of securities for services or for property other than cash or securities and restricting the sale of shares at a price below net asset value.	The Funds will not be subject to regulatory restrictions on their capital structure. However, the Funds have no present intention to issue additional interests in the Funds or stock options, rights or warrants.

Voting Rights	The 1940 Act requires that all stock must have equal voting rights, except special voting rights to preferred stockholders.	While this regulatory restriction will not apply, there will be no change in the voting rights associated with Common Shares, Common Interests or TOPV Preferred Interests, except as described below under “—Amendment of Operating Agreement—Members, Common Interests and Voting” with respect to the method of calculating a shareholder’s number of votes.

Affiliated Transactions	The 1940 Act imposes restrictions on the Funds’ ability to engage in transactions with affiliated persons, including directors and officers of the Funds, TCP and its affiliates and other affiliated companies, unless such transactions are exempted by the SEC. These prohibitions generally apply to buying and selling securities and other property to or from affiliated persons; borrowing money from or lending money to affiliated persons; or participating in joint transactions or profit sharing arrangements with affiliated persons.	The Funds will not be subject to regulatory restrictions on its ability to engage in transactions involving affiliated persons under the 1940 Act, but are expected to be subject to comparable restrictions under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Tax Status	TOFV is currently taxed as a RIC under the Code while TOPV is taxed as a partnership.	Both of TOFV and TOPV will be taxed as partnerships under the Code, assuming Proposal 3 is approved.

Status of Fund Assets under ERISA	As entities registered as investment companies under the 1940 Act, the underlying assets of the Funds are not treated as “plan assets” of investing employee benefit plans for purposes of the fiduciary responsibility provisions of ERISA and the prohibited transaction excise tax provisions under Section 4975 of the Code.	The underlying assets of Funds are expected to be treated as “plan assets” of employee benefit plans investing in the Common Shares, the Common Interests and the TOPV Preferred Interests for purposes of the fiduciary responsibility provisions of ERISA and the prohibited transaction excise tax provisions under Section 4975 of the Code.

Changes to Investment Restrictions and Policies	The 1940 Act requires shareholder approval for changes to certain “fundamental” investment restrictions and policies.	Subject to compliance with applicable requirements under ERISA and Section 4975 of the Code, the Funds will not be subject to any regulatory restrictions on their ability to change their investment restrictions and policies; however, no such changes are currently anticipated.

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	Currently	After De-Registration

Custody of Fund Assets	The 1940 Act requires the Funds to maintain its securities and other investments with certain types of custodians under conditions designed to assure the safety of the fund’s assets. The Funds’ custodian is currently Wells Fargo Bank, NA.	The Investment Advisers Act of 1940 (the “Advisers Act”) requires that if an adviser has custody of client funds, client funds and securities must be maintained with a broker-dealer, bank, or other “qualified custodian.” It is anticipated that Wells Fargo Bank, NA will continue to maintain custody of the Funds’ assets following de-registration. Unless a regulatory exception applies, ERISA requires that the indicia of ownership of plan assets be maintained within the jurisdiction of the U.S. district courts. It is anticipated that the indicia of ownership of the Funds’ assets will be maintained in accordance with ERISA requirements or an applicable regulatory exception.

Financial and Other Reporting	The 1940 Act requires the Funds to provide shareholders with annual and semi-annual reports, which are also filed with the SEC on Form N-CSR and subject to certification pursuant to the Sarbanes-Oxley Act, file with the SEC annual and semi-annual reports on Form N-SAR, quarterly reports regarding portfolio holdings on Form N-Q and annual reports regarding proxy voting on Form N-PX and imposes other SEC reporting obligations.	The Funds will no longer file reports on Forms N-CSR, N-SAR, N-Q or N-PX or any other reports with the SEC. However, while they will not be filed with the SEC, the Funds will continue to provide to shareholders quarterly financial statements and annual audited financial statements. The Sarbanes-Oxley Act certification requirements that currently apply to the Funds’ annual and semi-annual reports filed with the SEC will not apply to the Funds’ quarterly financial statements and annual audited financial statements after de-registration. The Funds’ quarterly financial statements and annual audited financial statements will continue to be prepared in accordance with generally accepted accounting principles. However, regulatory requirements applicable to financial statements of registered investment companies specifically will no longer apply, which will result in changes in the manner in which certain information is presented in the financial statements.

Compliance Policies and Procedures	The 1940 Act requires the Funds to have a code of ethics and compliance policies and procedures reasonably designed to prevent violations of federal securities laws and a chief compliance officer charged with administering these policies. TCP, as a registered investment adviser, is required by the Advisers Act to have a code of ethics and compliance policies and procedures.	While the Funds will not be required to have a code of ethics and compliance policies and procedures, TCP, as a registered investment adviser, will continue to be required by the Advisers Act to have a code of ethics and compliance policies and procedures.

Inspection by the SEC	As a registered investment company, the Funds is subject to regulation and inspection by the SEC. TCP, as a registered investment adviser, is subject to regulation and inspection by the SEC.	While the Funds will no longer be subject to regulation and inspection by the SEC, TCP, as a registered investment adviser, will remain subject to regulation and inspection by the SEC.

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Process for De-Registration. The 1940 Act requires shareholder approval for a Fund to change the nature of its business so as to cease to be an investment company. If shareholders approve the De-registration and Conversion Proposals, subject to consent from the lenders to TOPV or the termination of TOPV’s existing credit facility, the Funds will apply to the SEC for an order under Section 8(f) of the 1940 Act declaring that the Funds have ceased to be an investment company, pursuant to Section 3(c)(1) of the 1940 Act, and that they shall be de-registered from the 1940 Act. After reviewing the applications, the SEC may require the Funds to supply additional information, which may result in one or more amendments to the applications. The SEC can on its own motion or on the motion of any interested party order a public hearing on the applications. There can be no assurance that the SEC will grant the Funds applications, or with respect to the timing of the de-registration orders.

Amendments to the Operating Agreement and Partnership Agreement

In conjunction with de-registration under the 1940 Act, certain amendments will be made to the Operating Agreement of TOFV and the Partnership Agreement of TOPV to facilitate their operation as private funds. The Amended Operating Agreement, showing all the changes that will be made to the current Operating Agreement upon approval of the Proposals, is attached hereto as Schedule A. The Amended Partnership Agreement, showing all the changes that will be made to the current Partnership Agreement upon approval of the Proposals, is attached hereto as Schedule B. The Amended Operating Agreement in Schedule A and the Amended Partnership Agreement in Schedule B also include the proposed amendments to the Key Person Provisions of those agreements in Section 10.11 and 10.12, respectively, that are the subject of Proposal 4(a) and Proposal 4(b). If the de-registration of the Funds is approved, but the amendments to the Key Person Provisions are not approved, Section 10.11 of the Amended Operating Agreement and Section 10.12 of the Amended Partnership Agreement will not be amended as shown in Schedule A and Schedule B. If the Proposals are approved, the Amended Operating Agreement and the Amended Partnership Agreement will take effect as soon as executed by the officers of the Funds. However, certain changes set forth therein will not take effect until the Fund’s de-registration under the 1940 Act is complete. The following is a summary of the material modifications to the Operating Agreement and the Partnership Agreement related to the Funds’ de-registration under the 1940 Act. Other changes of TOFV’s Operating Agreement relating to its conversion from a RIC to a partnership for tax purposes are described in “Proposal 3 – Consent to an Amendment to the Operating Agreement of TOFV to Convert the Fund From a Registered Investment Company to a Partnership Under the Internal Revenue Code – Amendment of TOFV’s Operating Agreement.”

Changes in Governance of the Funds. The 1940 Act requires that the Funds be managed by a board of directors, at least 40% of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. In conjunction with de-registration under the 1940 Act, the Funds will cease to be managed by a board of directors. For TOFV, once de-registration as a registered investment company is complete, the management of TOFV will transfer from being vested solely in the board of directors to being vested solely in a managing member with substantially similar power, authority and discretion as the board of directors had before de-registration. For TOPV, once de-registration as a registered investment company is complete, the management of TOPV will transfer from being vested solely in the board of directors to being vested solely in the general partner, which will have substantially similar power, authority and discretion as the board of directors had before de-registration. This means that after de-registration, each action that required a majority vote of the board of directors may be taken by action of the managing member or the general partner without a meeting. SVOF/MM, LLC, an affiliate of TCP, will serve as the managing member of TOFV and continue to serve as the general partner TOPV.

Preferred Shares. TOFV has redeemed all of its preferred shares and, as such, the Amended Operating Agreement does not contemplate preferred shares. The Managing Member maintains the right to create, classify or reclassify one or more classes of interests (and series thereof) and designate such powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions as the Managing Member determines without consent of the shareholders in TOFV, as applicable, unless such (re)classification generally would adversely affect any such shareholder. The managing member does not currently intend to add any other shareholders at this time.

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Valuation of Interests. Currently, valuation is determined according to GAAP and 1940 Act principles. Under the Amended Operating Agreement and the Amended Partnership Agreement, once the de-registration of the Funds as registered investment companies is complete, valuation will only be determined according to GAAP principles.

Additional Shareholders/Transfers/Assignments. No additional shareholders will be admitted under the terms of the Amended Operating Agreement and Amended Partnership Agreement. Transfers and substituted members are generally subject to the same requirements as in the current Operating Agreement and Partnership Agreement, except transferees no longer need to be qualified clients.

Purpose, Nature of Business and Powers. Under the Amended Operating Agreement and the Amended Partnership Agreement the Funds’ purpose, nature of business and powers will be the same as they are under the current agreements.

Capital Contributions. Each of the Amended Operating Agreement and Amended Partnership Agreement reflect the fact that the subscription period and the commitment period has passed. The Funds have called all committed capital they are not entitled to require any additional Capital Contributions by any shareholders (e.g., there are no longer concepts for common share commitment, drawdown dates or unfunded commitments) without unanimous consent.

Certain ERISA Considerations Related to the De-registration

The following is a summary of certain considerations arising under ERISA, and Section 4975 of the Code with respect to the proposed de-registration of the Funds under the 1940 Act. The discussion herein of ERISA and the Code is general in nature and is not intended to be all inclusive and should not be construed as legal advice. The discussion is based on an analysis of ERISA and the Code as currently in effect, existing laws, judicial decisions, administrative rulings and regulations, and proposed regulations, all of which are subject to change.

General Fiduciary Matters. ERISA and Section 4975 of the Code impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to the fiduciary responsibility provisions set forth in Title I of ERISA (each, an “ERISA Plan”), (b) plans (as defined in Section 4975(e)(1) of the Code) that are subject to Section 4975 of the Code, including individual retirement accounts and Keogh plans (each, a “Code Plan” and, together with an ERISA Plan, a “Plan”), and (c) entities (including, without limitation, as applicable, an insurance company separate account, insurance company general account or collective investment fund) whose underlying assets include “plan assets” of one or more Plans by reason of their investment in such entities (each of (a), (b) and (c), a “Benefit Plan Investor”). Governmental plans, non-U.S. plans and certain church plans are not subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code, but may be subject to similar requirements under applicable law.

ERISA also imposes certain duties on persons who are fiduciaries of ERISA Plans. In general, any person who exercises authority or control over the management or disposition of the assets of an ERISA Plan is considered to be a fiduciary of the ERISA Plan. A fiduciary responsible for investing the assets of an ERISA Plan is required to make investment decisions that are prudent, in the best interests of the ERISA Plan’s participants and beneficiaries and in accordance with the documents governing the ERISA Plan (to the extent such documents are consistent with ERISA). Such a fiduciary is also required to diversify the investments of the ERISA Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. A fiduciary that breaches any of its duties under ERISA in connection with the investment of an ERISA Plan’s assets may be held personally liable for any resulting losses to the ERISA Plan.

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ERISA and Section 4975 of the Code prohibit Plans, as well as other Benefit Plan Investors whose underlying assets include “plan assets” of any Plan, from engaging in specified transactions involving “plan assets” with persons or entities who are “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Code) unless a statutory or administrative prohibited transaction exemption is available. Any person who is a fiduciary, service provider or participating employer with respect to a Plan is considered a party in interest or disqualified persons with respect to such Plan, and certain affiliates of such persons are also considered parties in interest and disqualified persons. A party in interest or disqualified person who engages in a non-exempt prohibited transaction with a Plan or other Benefit Plan Investor may be subject to excise taxes and other penalties under ERISA and the Code. In addition, a fiduciary that causes an ERISA Plan, or a Benefit Plan Investor whose underlying assets include “plan assets” of an ERISA Plan, to engage in a non-exempt prohibited transaction may be personally liable for any losses incurred by the ERISA Plan in connection with such transaction.

The Plan Assets Regulation. A regulation promulgated by the U.S. Department of Labor (“DOL”) at 29 C.F.R. § 2510.3-101 (as modified by Section 3(42) of ERISA, the “Plan Assets Regulation”) describes what constitutes the assets of a Plan for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code when a Plan makes an equity investment in an entity. Under the Plan Assets Regulation, if a Plan invests (either directly or through a Benefit Plan Investor) in an “equity interest” of an entity that is neither a “publicly offered security” (as defined in the Plan Asset Regulation) nor a security issued by an investment company registered under the 1940 Act, the Plan’s assets are deemed to include both the equity interest itself and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation by in the entity by Benefit Plan Investors is not “significant.”

Equity participation in an entity by Benefit Plan Investors is considered “significant” if, immediately after the most recent acquisition of any equity interest in the entity, Benefit Plan Investors hold 25% or more the total value of any class of equity interest in the entity. For purposes of such calculation, (i) the value of any equity interests held by a person (other than a Benefit Plan Investor) that has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded, and (ii) an entity is deemed to hold “plan assets” only to the extent of the percentage of its equity interests held by Benefit Plan Investors.

The Common Shares, the Common Interests and the TOPV Preferred Interests constitute “equity interests” for purposes of the Plan Assets Regulation, and such interests are not “publicly offered securities” within the meaning of the Plan Assets Regulation. In addition, neither of the Funds is expected to qualify as an “operating company” for purposes of the Plan Asset Regulation, and Benefit Plan Investors currently hold, and are expected to hold, 25% or more of the total value of at least one class of equity interest in each of the Funds. Accordingly, it is anticipated that, upon de-registration, the underlying assets of TOFV will include “plan assets” of any Plan investing (either directly or through a Benefit Plan Investor) in the Common Shares, and that the underlying assets of TOPV will include “plan assets” of any Plan investing (either directly or through a Benefit Plan Investor) in the Common Shares, the Common Interests or the TOPV Preferred Interests.

If, as anticipated, the assets of the Funds are deemed to include “plan assets” of investing plans, (i) transactions involving the assets of the Fund will be subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code, (ii) TCP and any other person providing services to the Funds, and certain affiliates thereof, will be considered parties in interest and disqualified person with respect to investing Plans, (iii) TCP will be considered a fiduciary with respect to investing Plans to the extent it exercises authority or control over the management or disposition of the Funds’ assets, and (iv) the fiduciary that caused an ERISA Plan to make an investment in the Common Shares, the Common Interests or the TOPV Fund could be deemed to have delegated its responsibility to manage the assets of the ERISA Plan to TCP.

Appointment of TCP as Investment Manager. TCP, as a result of exercising authority or control over the management and disposition of TOPV’s assets, will be considered a fiduciary of an ERISA Plan that invests (directly or through a Benefit Plan Investor) in the Common Shares, the Common Interests or the TOPV Preferred Interests for so long as the assets of TOPV are considered “plan assets” of the ERISA Plan. Because TOFV is required to invest all of its investable assets in TOPV, TCP is not intended to be a fiduciary in connection with such investment, but may otherwise be considered a fiduciary in connection with the operation or administration of TOFV. For so long as it is considered a fiduciary, TCP, the Funds’ investment manager, intends to comply with requirements under ERISA that it act prudently, in the best interests of participants and beneficiaries and in compliance with the governing documents of any investor that is an ERISA Plan, but will only be responsible for the diversification of the portion of an ERISA Plan’s assets that are invested, either directly or through TOFV, in TOPV.

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The documents governing an ERISA Plan may contain provisions which authorize a named fiduciary to appoint a qualified investment manager (including a person who is registered as an investment adviser under the Advisers Act and who acknowledges its fiduciary status in writing) to manage all or a portion of the ERISA Plan’s assets. Under ERISA, a named fiduciary that prudently selects and retains an investment manager will no longer have responsibility for managing the assets controlled by the investment manager and generally will not be liable for the acts or omissions of the investment manager. TCP is registered as an investment adviser under the Advisers Act and will acknowledge its status as a fiduciary in the amended TOFV Investment Management Agreement and amended TOPV Investment Management Agreement to the extent that the assets of the Funds are considered “plan assets” for purposes of the fiduciary responsibility provisions of ERISA. Accordingly, TCP may be appointed as an investment manager with respect to any assets of the Funds that are treated as “plan assets” of an ERISA Plan that invests in the Common Shares, the Common Interests or the TOPV Preferred Shares. By causing an ERISA Plan to invest (directly or through a Benefit Plan Investor) in such interests, or to retain such an investment, the fiduciary responsible for such investment shall be deemed to have made such appointment.

The QPAM Exemption. It is intended that, following de-registration, the Funds will operate in compliance with the prohibited transaction rules under ERISA and Section 4975 of the Code for so long as their assets are deemed to constitute “plan assets” of Plans that invest (directly or through a Benefit Plan Investor) in the Common Shares, the Common Interests or the TOPV Preferred Shares. Accordingly, TCP intends to take such steps as may be necessary to qualify as a “qualified professional asset manager” or “QPAM” and ensure that transactions involving the assets of the Funds qualify for the limited exemptive relief from the prohibited transaction rules provided under DOL Prohibited Transaction Exemption 84-14 (the “QPAM Exemption”).

The QPAM Exemption provides, in general, that if certain conditions are satisfied, transactions involving an investment fund that holds “plan assets” and persons who are parties in interest or disqualified person with respect to plans investing in the fund will be exempt from certain of the prohibited transaction provisions of ERISA and Section 4975 of the Code. Among the conditions that must be satisfied for the QPAM Exemption to apply to transactions between a Fund and a party in interest or disqualified person with respect to a Plan whose assets are held by the Fund are: (i) the terms of the transaction are negotiated on behalf of the Fund by, or under the authority and general direction of, TCP, and TCP makes the decision on behalf of the Fund to enter into the transaction, (ii) at the time of the transaction, neither the person that is a party in interest or disqualified person, nor any of its affiliates (as defined in the QPAM Exemption), has the authority to (a) appoint or terminate TCP as a manager of the Plan or (b) negotiate on behalf of such Plan the terms of TCP’s investment management agreement; provided, that this condition is deemed to have been met if the Plan’s interest in the Fund (when combined with the interests of other Plans established or maintained by the same employer or affiliate thereof (as defined in the QPAM Exemption) or employee organization) represent less than 10% of the assets of the Fund; (iii) the Plan’s assets (together with the assets of other plans established or maintained by the same employer) managed by TCP cannot represent more than 20% of the total client assets managed by TCP (the “20% Rule”); and (iii) the Party in Interest or Disqualified Person is neither TCP nor a person “related” to TCP (within the meaning of the QPAM Exemption). In order for the QPAM Exemption to apply to continuing transactions, such as loans, entered into by a Fund prior to de-registration, the conditions set forth in the QPAM Exemption (other than the 20% Rule, which must be satisfied for the duration of the transaction) must be satisfied either at the time the transaction was entered into or at the time the transaction would become prohibited but for the QPAM Exemption.

TCP may, from time to time, request from Benefit Plan Investors that hold Common Shares, Common Interests or TOPV Preferred Shares such information as may be necessary to monitor the Funds’ compliance with the prohibited transaction rules under ERISA and the Code and to ensure compliance with the QPAM Exemption, including (a) the identity of all persons (and affiliates of such persons) who have the authority to cause such Benefit Plan Investor to invest in TOFV or TOPV, as applicable, or negotiate the terms of its investment and (b) such other information regarding parties in interest or disqualified persons as TCP may request.

Compliance with the QPAM Exemption may limit TCP’s ability to make certain investments or otherwise engage in certain transactions on behalf of the Funds. In addition, the QPAM Exemption would restrict the ability of the Funds to engage in transactions with persons who are affiliates of or otherwise “related” to TCP (within the meaning of the QPAM Exemption. Other exemptions, however, may be available such that, if the conditions of such exemptions were met, a Fund may be able to engage in certain transactions with persons who are affiliates of or otherwise related to TCP. Although TCP intends for transactions involving the assets of the Funds to qualify for the exemptive relief available under the QPAM Exemption or another available exemption, there can be no assurances that the Funds will be able to satisfy all of the conditions of the QPAM Exemption or any other available exemption.

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Exemption for Provision of Services. The provision of services to a Plan by party in interest or disqualified person is prohibited under ERISA and Section 4975 of the Code unless the services are provided pursuant to a statutory or administrative prohibited transaction exemption. Section 408(b)(2) of ERISA and Section 4975(d)(2) of the Code provide an exemption for the provision of services to a Plan by a party in interest or disqualified person if, among other things, the services provided are necessary for the establishment or operation of the Plan, the services are provided under a reasonable contract or arrangement, and the Plan pays no more than reasonable compensation for such services.

The DOL has amended the regulation implementing the statutory exemption under Section 408(b)(2) of ERISA (the “Service Provider Regulation”), effective as of July 1, 2012, to provide that no contract or arrangement for services between a “covered plan” and a “covered service provider” will be considered reasonable unless the covered service provider discloses certain information to the fiduciary with the authority to cause the covered plan to enter into the contract or arrangement. For purposes of the Service Provider Regulation, as amended, a “covered plan” generally includes any ERISA Plan that is a pension plan, other than certain simplified retirement plans and individual retirement arrangements described in the Code, and a “covered service provider” includes any person providing services as a fiduciary (within the meaning of ERISA) to an entity whose underlying assets are deemed to constitute “plan assets” under the Plan Assets Regulation and in which one or more covered plans hold a direct equity interest.

If, as anticipated, following de-registration the assets of the Funds were treated as “plan assets” of covered plans that invest in the Common Shares, the Common Interests or the TOPV Preferred Shares, TCP may be considered a covered service provider for purposes of the Service Provider Regulation as a result of providing services as a fiduciary to the Funds. Accordingly, TCP intends to make such disclosures to fiduciaries of covered plans investing directly in the Common Shares, the Common Interests or the TOPV Preferred Shares as are necessary to ensure that the exemption provided under Section 408(b)(2) of ERISA will be available for TCP’s provision of services to the Funds. In this regard, TCP may rely on information contained in this joint consent solicitation statement and in other documents furnished to investors — including the amended TOFV Investment Management Agreement, the amended TOPV Investment Management Agreement and the Funds’ financial statements — to satisfy its disclosure obligations under the Service Provider Regulation.

Employer Securities. ERISA restricts the amount of an ERISA Plan’s assets that may be invested in “employer securities” (as defined in Section 407 of ERISA). This restriction requires monitoring of investments in employer securities held outside the Funds that TCP is unable provide. Accordingly, the fiduciary responsible for investing assets of an ERISA Plan in the Common Shares, the Common Interests or the TOPV Preferred Shares will be solely responsible for monitoring the ERISA Plan’s compliance with this restriction.

Indicia of Ownership Requirement. ERISA requires that a fiduciary maintain the indicia of ownership of assets of an ERISA Plan within the jurisdiction of the district courts of the United States unless certain regulatory exceptions apply (the “Indicia of Ownership Requirement”). For so long as the assets of the Funds are treated as “plan assets” of ERISA Plans that invest in the Common Shares, the Common Interests or the TOPV Preferred Shares, TCP intends to maintain the indicia of ownership of the Funds’ assets in accordance with the Indicia of Ownership Requirement or an applicable regulatory exception.

Bonding Requirement. To protect ERISA Plans against loss as a result of fiduciary misconduct, Section 412 of ERISA requires that certain ERISA Plan fiduciaries be bonded in an amount equal to the lesser of 10% of the funds handled by such fiduciaries or $500,000 (or $1,000,000 in the case of ERISA Plans that hold employer securities). For so long as the assets of the Fund are treated as assets of an investing ERISA Plan, TCP will comply with the bonding requirements of ERISA.

Reporting Requirements. ERISA Plans are required to file annual reports with the DOL containing information regarding the fair market value of all ERISA Plan assets. For so long as the assets of the Funds are treated as assets of ERISA Plans that invest in the Common Shares, the Common Interests or the TOPV Preferred Shares, such ERISA Plans would be required, under general reporting and disclosure rules, to include in their annual reports information regarding each asset owned by TOFV and/or TOPV, as applicable. TCP intends to provide to an ERISA Plan that invests in the Common Shares, the Common Interests or the TOPV Preferred Shares, upon request, any information in the possession of the Funds that is required to be included in the ERISA Plan’s annual report.

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Certain ERISA Plans are required to include in their annual reports certain information regarding persons providing services to the ERISA Plans. The information provided in this joint consent solicitation statement regarding the Management Fee payable to TCP and the incentive compensation payable to the General Partner is intended to satisfy the written disclosure requirements under the alternative reporting option for “eligible indirect compensation,” as defined in the 2014 Instructions for Schedule C to the Form 5500 Annual Return/Report or any applicable successor.

Consultation with Counsel. In considering the Proposals, Benefit Plan Investors that hold Common Shares, Common Interests or TOPV Preferred Shares should consult with their legal advisors regarding the consequences under ERISA and Section 4975 of the Code of the de-registration of the Funds. Moreover, each fiduciary of a Plan that has invested in such interests should take into account, among other considerations, the application of the general fiduciary standards under ERISA to such investment, whether it has the authority to delegate fiduciary responsibility to TCP, whether a prohibited transaction exemption would be available for the furnishing of services to such Plan by TCP and other service providers retained by the Funds, and whether the QPAM Exemption or another prohibited transaction exemption would be available for investment transactions involving assets of the Funds.

Amendments to the Investment Management Agreements

In conjunction with de-registration under the 1940 Act, certain amendments will be made to the TOFV Investment Management Agreement and the TOPV Investment Management Agreement to reflect the termination of the relationship with the Co-Manager and the termination of the Co-Management Agreements, and to facilitate compliance with applicable requirements under ERISA and Section 4975 of the Code. The amendment to the TOFV Investment Management Agreement, showing all the changes that will be made to the current TOFV Investment Management Agreement upon approval of the de-registration of the Funds, is attached hereto as Schedule C. The amendment to the TOPV Investment Management Agreement, showing all the changes that will be made to the current TOPV Investment Management Agreement upon approval of the de-registration of the Funds, is attached hereto as Schedule D. The amended investment management agreements in Schedule C and Schedule D include the proposed amendments to the Key Person Provisions of the investment management agreements in Section 11(b) that are the subject of Proposal 4(c) and Proposal 4(d). If the de-registration of the Funds is approved, but the amendments to the Key Person Provisions of the investment management agreements are not approved, Section 11(b) in each of the amendment to the TOFV Investment Management Agreement and the amendment to the TOPV Investment Management Agreement will not be amended as shown in Schedule C and Schedule D. If the Proposals are approved, the amendment to the TOFV Investment Management Agreement and the amendment to the TOPV Investment Management Agreement will take effect as soon as executed by the officers of the Funds. The following is a summary of the material modifications to the TOFV Investment Management Agreement and the TOPV Investment Management Agreement related to the Funds’ de-registration under the 1940 Act.

Changes in the Composition of the Investment Committee. Section 4(a) of the investment management agreements currently provides that one voting member of the investment committee will be appointed by the Co-Manager, with the approval of TCP. In conjunction with de-registration under the 1940 Act, the Funds will terminate their relationship with the Co-Manager and terminate the Co-Management Agreements. Section 4(a) of the investment management agreements will be amended to provide that the voting members of the investment committee will be comprised solely of individuals selected by TCP.

Termination of Relationship with the Co-Manager. As the Funds will terminate their relationship with the Co-Manager and terminate the Co-Management Agreements in conjunction with the de-registration of the Funds under the 1940 Act, certain references to the Co-Manager in the investment management agreements of the Funds will be removed to reflect the end of this relationship.

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Investment of TOFV in TOPV. In order to facilitate compliance with ERISA and Section 4975 of the Code, Section 1(k) of the TOFV Investment Management Agreement will be amended to clarify that TCP is required to invest all of TOFV’s investable assets in the Common Interests of TOPV.

PROPOSAL 2A – CONSENT TO THE DE-REGISTRATION OF TOFV WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Board asks that you consent to the de-registration of TOFV with the SEC under the 1940 Act pursuant to one of the exemptions contained in Section 3(c)(1) of the 1940 Act.

PROPOSAL 2B – CONSENT TO THE DE-REGISTRATION OF TOPV WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Board asks that you consent to the de-registration of TOFV with the SEC under the 1940 Act pursuant to one of the exemptions contained in Section 3(c)(1) of the 1940 Act.

Board Recommendation

EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS CONSENT TO

THE DE-REGISTRATION OF THE FUNDS

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PROPOSAL 3 – CONSENT TO AN AMENDMENT TO THE OPERATING AGREEMENT OF TOFV TO

CONVERT THE FUND FROM A REGISTERED INVESTMENT COMPANY TO A PARTNERSHIP

UNDER THE INTERNAL REVENUE CODE

Details of the Proposals

In conjunction with the consent of shareholders to de-register the Funds, TOFV would convert from a RIC to a partnership for U.S. federal income tax purposes (“Proposal 3”). The Board considered that while TOFV currently meets the applicable RIC diversification tests, as TOFV winds down it is anticipated that TOFV’s portfolio will become more concentrated over time. The Board considered that as a result of this increased portfolio concentration, it will become impossible for TOFV to make follow-on investments in its more concentrated portfolio holdings and maintain its RIC status due to concentration limitations applicable to RICs. The conversion of TOFV from a RIC to a partnership for U.S. federal income tax purposes will provide the flexibility for TOFV to make follow-on investments to maximize shareholder returns. The Board also considered that shareholders will generally recognize a loss upon a conversion to a partnership.

After considering these and other factors, the Board determined that converting TOFV from a RIC to a partnership for U.S. federal income tax purposes and the related amendment of TOFV’s Operating Agreement would be in the best interests of TOFV and its shareholders. If the Funds cannot obtain the consent of the lenders to TOPV with respect to the deregistration under the 1940 Act, or the Funds’ do not terminate TOPV’s existing credit facility, TOFV may still convert from a RIC to a partnership, but will continue to operate as a registered investment company under the 1940 Act. The conversion of TOFV from a RIC to a to a partnership under the Code is conditioned solely upon approval by the Common Shares of TOFV.

Amendment of TOFV’s Operating Agreement

If the proposals are approved certain modifications are necessary to the Operating Agreement in order to effect the conversion of TOFV from a RIC under the Code to a partnership under the Code and reflect TOFV’s new status. The Amended Operating Agreement, showing all the changes that will be made to the current Operating Agreement upon approval of the Proposals, is attached hereto as Schedule A. If shareholders approve Proposal 3, TOFV expects to convert from a RIC for U.S. federal income tax purposes to a partnership by the end of 2016, or such other time as the officers of TOFV determine is in the best interest of TOFV and its shareholders. The Amended Operating Agreement will take effect upon the approval of the Proposals and its execution by the officers of TOFV. Although, certain changes set forth therein will not take effect until the conversion of TOFV from a RIC for U.S. federal income tax purposes to a partnership. TOFV’s partnership status will become effective on such date as determined by the officers of TOFV, which will be on or not more than 75 days prior to the date on which TOFV files to elect partnership status. Other changes, as discussed in “Proposal 2 – Consent to De-registation of the Funds with the Securities and Exchange Commission Under the Investment Company Act of 1940 – Amendment of the Operating Agreement and Partnership Agreement” will not become effective until TOFV’s de-registration under the 1940 Act is complete. The following is a summary of the material modifications related to TOFV’s conversion from a RIC to a partnership under the Code set forth in the Amended Operating Agreement.

Converting to a Partnership for Tax Purposes. Currently, TOFV is intended to be classified as a RIC under Subchapter M of the Code. If the proposals are approved, TOFV would convert from a RIC, for purposes of the Code and state tax laws, to a partnership. (See Section 2.4 of the Amended Operating Agreement). For all purposes except tax purposes, TOFV will remain a limited liability company under Delaware law. No person that has been admitted as a shareholder of TOFV in accordance with the terms of its Operating Agreement will be considered a partner for any purpose except for tax purposes. As a partnership for tax purposes, TOFV’s profits and losses are computed and allocated among the shareholders annually and pass-through to the shareholders, who include their respective share of those items on their income tax returns (whether or not distributed). As such, the Amended Operating Agreement details the methodology for allocating profits, losses, income, expenses, appreciation, depreciation, etc. in accordance with the Code.

Differences. As a RIC, TOFV must satisfy certain portfolio diversification, sources of income and distribution requirements in order to avoid paying tax as a corporation on its income. As a partnership, TOFV will not be subject to these requirements and all of its income and expenses will flow through to the shareholders. The absence of diversification requirements in particular will assist TOFV in achieving an orderly wind down.

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Capital Accounts. Capital Accounts will be established for each shareholders to track each shareholder’s economic interest in TOFV and will generally comply with the detailed tax accounting rules and principles under the relevant U.S. Treasury Regulations. (See Section 5.1 and Section 7.3 of the Amended Operating Agreement).

i.	After the deemed liquidation and recontribution as described below, Capital Accounts will generally equal the total cash contributed by such shareholder to TOFV, plus the fair market value of property contributed by such shareholder to TOFV (net of liabilities secured by such property), minus the amount of any money and the fair market value of property distributed to such shareholder by TOFV (net of liabilities secured by such property). (See Section 5.1 of the Amended Operating Agreement).

ii.	In converting from a RIC to a partnership for tax purposes, there will be a deemed liquidation and recontribution of assets. Therefore, each shareholder’s Capital Account opened on the date of the conversion from a RIC to a partnership will generally equal the Net Asset Value of TOFV multiplied by the percentage of Common Shares of TOFV owned by such shareholder as of such date. Each shareholder of TOFV’s Capital Account will be maintained in accordance with Section 7 of the Amended Operating Agreement. (See Section 5.1 and Section 7 of the Amended Operating Agreement).

iii.	Capital Accounts generally will increase by the aggregate amount of additional Capital Contributions made by such shareholder and by the aggregate amount of Net Profit and other items of income and gain allocated to such shareholder under the Amended Operating Agreement; and generally will be decreased by the aggregate amount of distributions made by TOFV to such shareholder; and by the aggregate amount of Net Loss and other items of deduction, expenditure and loss allocated to such shareholder under the Amended Operating Agreement.

Tax Matters Member. Under the Amended Operating Agreement, the managing member is designated as the “tax matters partner” for purposes of the Code (i.e., a representative of TOFV and the shareholders to work with the applicable tax authorities and communicate with the other shareholders regarding such tax matters) and will have all rights, duties, authority and obligations as is customarily associated with a tax matters partner of a partnership under the Code. Each shareholder will indemnify TOFV and the Tax Matters Member and hold each of them harmless from any liability with respect to any taxes, penalties or interest required to be withheld or paid to any taxing authority by TOFV or the Tax Matters Member for or on behalf of such shareholder or with respect to such shareholder’s interests. (See Section 9.9 of the Amended Operating Agreement).

Qualification. For TOFV to comply as a partnership classified under the Code, each holder of an interest in TOFV must be (i) a “United States Person” under the Code or (ii) represent to TOFV that it holds the interests in connection with conduct/trade/business within the U.S. and provide appropriate supporting documentation. (See Section 5.3 of the Amended Operating Agreement).

No Market for Transfers. To comply with the Code, the interests will not be traded on an established securities market as contemplated by the regulations under the Code and TOFV will not recognize any transfer made on such a market or participate in establishing any markets for its interests. (See Section 5.3 of the Amended Operating Agreement).

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Shareholders, Common Interests and Voting. Although the relative voting power of each shareholder generally remains the same, the number of votes each shareholder of TOFV has is calculated differently since there will no longer be shares. Under the Amended Operating Agreement, each shareholder will have one vote per $20,000 of Net Asset Value of the shareholder’s interest (fractions of such amount are the fractions of one vote). (See Section 10.10 of the Amended Operating Agreement). Currently, each Common Share has one vote under the current Operating Agreement. The total votes a shareholder can cast under the Amended Operating Agreement will be determined by dividing a shareholder’s Capital Account (as defined in the Amended Operating Agreement) by $20,000 after conducting a valuation on the most recent valuation date (pursuant to Article 14 of the Amended Operating Agreement) prior to the vote. The resulting quotient will equal the number of votes such shareholder has, which accordingly in general will fluctuate proportionately with net asset value of TOFV.

Distributions. Currently, the Board has the discretion to distribute such portion of the net profits, surplus, capital or assets held by TOFV as the Board deems fit. As a RIC, TOFV is subject to certain distribution requirements. TOFV generally must distribute each taxable year at least 90% of the sum of (i) TOFV’s investment company taxable income and (ii) TOFV’s net tax-exempt interest. In addition, to avoid the imposition of a 4% nondeductible excise tax, TOFV generally must distribute at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In the Amended Operating Agreement, the managing member will determine the amount of distributions to be made of TOFV’s assets (subject to contracts with third parties restricting such distributions). (See Article VIII of the Amended Operating Agreement). The distribution requirements applicable to RICs will no longer apply to TOFV.

Withholding. Under the Amended Operating Agreement, TOFV will comply with withholding requirements under federal and state tax law for partnerships and pay withholding (along with file related forms) to the applicable tax authorities. Amounts withheld and paid to the tax authorities with respect to any distribution will be deemed a distribution by TOFV to the shareholder. Withholding on income will be allocated to the shareholders with respect to whom the withholding was calculated and distributions adjusted accordingly. (See Section 8.3 of the Amended Operating Agreement).

Deleted Consent Dividend Concept. As a partnership for tax purposes, TOFV will no longer have to request in any circumstance that shareholders execute a consent to treat an amount specified by TOFV as a dividend, so this clause has been deleted.

Certain Tax Considerations Related to the De-Registration and Conversion Proposals

The following is a summary of the principal U.S. federal income tax consequences of TOFV’s proposed conversion to a partnership for tax purposes (the “Conversion”) as well as the ownership and sale of Common Shares. The discussion is based on the Code, Treasury Department regulations thereunder, Internal Revenue Service (“IRS”) pronouncements and judicial decisions, all as currently in effect and any or all of which are subject to change or differing interpretation (possibly with retroactive effect). The discussion does not address all aspects of U.S. federal income taxation that may be relevant to a shareholder’s particular circumstances or to a shareholder subject to special treatment under the U.S. federal income tax law (including financial institutions, tax-exempt organizations, life insurance companies, dealers in securities or currencies, certain U.S. expatriates and shareholders holding Common Shares as part of a conversion transaction or hedge or hedging transaction or as a position in a straddle for tax purposes). This discussion also assumes that the Common Shares are held as capital assets (generally, property held for investment). In addition, the discussion does not consider the effect of state, local, foreign or other tax laws that may apply to particular shareholders. Each shareholder should consult its own tax advisor as to the particular U.S. federal income tax consequences and the applicability and effect of state, local, foreign or other tax laws.

As used in this discussion, the term “U.S. Shareholder” means a shareholder that, for U.S. federal income tax purposes, is not a partnership (or any other entity or arrangement treated as a partnership for such purposes) and is any of the following:

•	an individual that is a citizen or resident of the United States;

•	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia,

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•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust (1) whose administration is subject to the primary supervision of a United States court and that has one or more United States persons who have the authority to control all substantial decisions of the trust, or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

The term “Non-U.S. Shareholder” means a shareholder that is not a partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) and that is not a U.S. Shareholder.

If a partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the U.S. federal income tax treatment of a partner of that partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partner in such a partnership that holds our Common Shares should consult its own tax advisor regarding the tax consequences of the Conversion and the subsequent ownership and disposition of Common Shares.

Certain Tax Consequences of TOFV’s Partnership Election

When TOFV elects to become a partnership under applicable federal regulations, TOFV will be deemed to distribute all of its assets and liabilities to its shareholders in liquidation and immediately thereafter, the shareholders will be deemed to contribute all of the distributed assets and liabilities to a newly formed partnership. Shareholders’ holding periods for their interests will begin the day after TOFV converts to a partnership for U.S. federal income tax purposes.

Consequences to U.S. Shareholders Upon Conversion. As a result of the Conversion, U.S. Shareholders will generally be deemed to have sold or exchanged their Common Shares in a taxable transaction. The gain or loss realized by a U.S. Shareholder will be the fair market value of property and any cash received from TOFV upon the deemed liquidation with respect to a Share (taking into account any liabilities the U.S. Shareholder is deemed to assume with respect to such share) over the Share’s basis. Any such gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held its Common Shares for more than a year. Long-term capital gain is subject to reduced maximum rates for non-corporate shareholders. The deductibility of capital losses is subject to limitation under the Code.

Each shareholder will be deemed to have received a liquidating distribution in the amount of the shareholder’s share of TOFV’s net asset value on the date of the Conversion. Were TOFV to have converted on December 31, 2014, TOFV estimates that the amount of such liquidating distribution would have been approximately $8,218.82 per share, comprised of approximately $1,936.03 in cash and $6,282.79 in property, based on the estimated net asset value of TOFV at December 31, 2014. Each shareholder’s capital loss will be equal to the shareholder’s basis less the sum of cash and non-cash liquidating distributions, and each shareholder would take such losses in the current tax period upon the deemed liquidation. Were TOFV to have converted on December 31, 2014, TOFV estimates that the amount of such realized loss would have been approximately $1,789.84 per share. Such loss could generally be used to offset capital gains from other sources recognized by such shareholder in the tax period. The amounts of the liquidating distribution and the corresponding realized loss on the actual date of Conversion may vary significantly from the preceding estimates.

Tax Consequences to Non-U.S. Shareholders Upon Conversion. A Non-U.S. Shareholder generally will not be subject to U.S. federal income or withholding tax on any gain realized upon the deemed transactions that occur pursuant to the Conversion unless:

•	the gain is effectively connected with such Non-U.S. Shareholder’s conduct of a trade or business in the United States and, where required by an applicable income tax treaty, the gain is attributable to such Non-U.S. Shareholder’s permanent establishment in the United States;

•	such Non-U.S. Shareholder is an individual present in the United States for 183 days or more in the calendar year of the sale, exchange or other taxable disposition and certain other conditions are satisfied; or

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•	we are or have been a “United States real property holding corporation,” as such term is defined in section 897(c) of the Code, at any time during the shorter of (1) the five-year period ending on the date of disposition or (2) the Non-U.S. Shareholder’s holding period for our common stock. While no assurance can be given that we will not become a United States real property holding corporation, at this time, we do not believe that we are a United States real property holding corporation.

Gain that is effectively connected with such Non-U.S. Shareholder’s conduct of a trade or business in the United States and, where required by an applicable income tax treaty, attributable to such Non-U.S. Shareholder’s permanent establishment in the United States (or, if we are or become a United States real property holding corporation, any gain that is realized by a Non-U.S. Shareholder), will be subject to tax on a net income basis at regular graduated U.S. federal income tax rates in the same manner as if such Non-U.S. Shareholder were a United States person as defined under the Code. A Non-U.S. Shareholder that is a corporation may also be subject to a branch profits tax equal to 30%, or such lower rate as may be specified by an applicable income tax treaty, of its effectively connected earnings and profits for the taxable year, as adjusted for certain items. An individual Non-U.S. Shareholder present in the United States for 183 days or more in the calendar year of the sale, exchange or other taxable disposition (and where certain other conditions are satisfied) will be required to pay (subject to applicable income tax treaties) a flat 30% tax on the gain derived from the sale, which may be offset by certain United States source capital losses, even though the individual is not considered a resident of the United States.

Consequences for TOFV. Upon the deemed liquidation, TOFV will have distributed all of its assets and liabilities to its shareholders. TOFV will recognize gain or loss on this distribution as if the property were sold to the shareholders at fair market value. We expect the company will experience an aggregate loss upon the election to a partnership. The assets return during the deemed contribution of the shareholders and thereafter, the basis of each asset will be the fair market value of those assets.

Consequences of Ownership of Common Shares in TOFV Following the Conversion

Taxation of Shareholders. By reason of its treatment as a partnership for U.S. federal income tax purposes, TOFV will not itself be subject to U.S. federal income tax. Rather, each shareholder in computing its U.S. federal income tax will include his, her or its allocable share of TOFV items of income, gain, loss, deduction and expense for the taxable year of TOFV ending within or with the taxable year of the shareholder. It is possible that a shareholder’s U.S. federal income tax liability with respect to his, her or its allocable share of TOFV earnings in a particular taxable year could exceed the cash distributions to the shareholder for the year, thus giving rise to an out-of-pocket payment by the shareholder.

For U.S. federal income tax purposes, a shareholder’s allocable share of TOFV tax items will be determined by the provisions of the Amended Operating Agreement if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If, however, the IRS successfully challenged TOFV’s allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular shareholder for U.S. federal income tax purposes may be less favorable than the allocations set forth in the Amended Operating Agreement.

Nature of TOFV Investments. Certain of TOFV’s investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause TOFV to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

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Tax Basis Rules. TOFV distributions generally will not be taxable to a shareholder to the extent of such shareholder’s adjusted tax basis in his, her or its interests. In addition, a shareholder is allowed to deduct his, her or its allocable share of TOFV losses (if any) only to the extent of such shareholer’s adjusted tax basis in his, her or its interests at the end of the taxable year in which the losses occur. A shareholder’s adjusted tax basis is equal to the shareholder’s aggregate capital contributions (including the deemed contribution of assets resulting from TOFV’s Conversion) to TOFV as adjusted by certain items. Basis is generally increased by the shareholder’s allocable share of TOFV profits (and items of income and gain) and increases in the shareholder’s allocable share of TOFV nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any. Basis is generally decreased by the shareholder’s allocable share of TOFV losses (and items of loss, deduction and expense), the amount of cash distributed by TOFV to the shareholder, TOFV’s tax basis of property (other than cash) distributed by TOFV to the shareholder and any reduction in the shareholder’s allocable share of TOFV nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any.

To the extent that a shareholder’s allocable share of TOFV losses are disallowed because the shareholder has insufficient adjusted tax basis in its interests, such disallowed losses may be carried over by the shareholder to subsequent taxable years and will be allowed if and to the extent of the shareholder’s adjusted tax basis in subsequent years.

At Risk Rules. Individuals and certain closely held C corporations are allowed to deduct their allocable share of TOFV losses (if any) only to the extent of each such shareholder’s “at risk” amount in TOFV at the end of the taxable year in which the losses occur. A shareholder’s at risk amount generally is equal to the shareholder’s aggregate capital contributions to TOFV. To the extent that a shareholder’s allocable share of TOFV losses is not allowed because the shareholder has an insufficient amount at risk in TOFV, such disallowed losses may be carried over by the shareholder to subsequent taxable years and will be allowed if, and to the extent of the shareholder’s at risk amount in subsequent years.

Passive Activity Loss Rules. TOFV’s investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a shareholder that is subject to these rules will not be allowed to offset his, her or its allocable share of TOFV items of income or gain with the shareholder’s passive activity losses (as defined for U.S. federal income tax purposes) from other sources.

Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by TOFV on its indebtedness (so-called “investment interest”) only to the extent of each such shareholder’s net investment income for the taxable year. A shareholder’s net investment income generally is the excess, if any, of the shareholder’s investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any TOFV gains on the sale of its investments), as well as “qualified dividend income,” unless the shareholder elects to pay tax on such gain or income at ordinary income rates.

To the extent that a shareholder’s allocable share of TOFV investment interest is not allowed as a deduction because the shareholder has insufficient net investment income, such disallowed investment interest may be carried over by the shareholder to subsequent taxable years and will be allowed if and to the extent of the shareholder’s net investment income in subsequent years. If a shareholder borrows to finance the purchase of interests, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a shareholder’s allocable share of TOFV investment interest that is subject to this limitation will depend on the shareholder’s aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which TOFV investment interest will be disallowed under this rule will depend on each shareholder’s particular circumstances each year.

Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called “miscellaneous itemized deductions,” which include fees and other expenses of TOFV, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a shareholder’s allocable share of such expenses that is subject to this disallowance rule will depend on the shareholder’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Additional limitations may be imposed on miscellaneous itemized deductions of certain high-income individuals. There is also a limitation on the deductibility of investment expenses in excess of 2% of adjusted income to the extent such expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individuals’ adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such miscellaneous itemized deductions are not deductible by an individual taxpayer in calculating its alternative minimum tax liability. Thus, the extent, if any, to which such fees and expenses will be subject to disallowance will depend on each shareholder’s particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.

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Phantom Income from TOFV Investments in Non-U.S. Corporations. TOFV may be, or invest in, non-U.S. corporations that could be classified as “passive foreign investment companies” and/or “controlled foreign corporations” (each as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, these investments may, among other things, cause TOFV, and thus the shareholders, to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Currency Gains or Losses. If TOFV holds investments or obtains financing denominated in a currency other than the U.S. dollar, then TOFV may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. TOFV may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

Non-U.S. Taxes. Certain dividends, interest and other income received by TOFV from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. TOFV may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of TOFV and the shareholders to claim the benefits of such treaties. Shareholders will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes.

Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

Distributions; Sales of Interests. Cash distributions by TOFV with respect to interests or in redemption of less than all of a shareholder’s interests generally will not be taxable to such shareholder. Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the interests held by such shareholder immediately before the distribution. If such distributions by TOFV to a shareholder exceed the shareholder’s adjusted tax basis in his, her or its interests, the excess will be taxable to it as though it were a gain from a sale or exchange of the interests. It is possible that partial redemptions made during the taxable year could result in taxable gain to a shareholder where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year.

A shareholder who sells his, her or its interests (including in redemption for cash of all of the shareholder’s interests) will recognize gain or loss measured by the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the interests sold (as described in “Tax Basis Rules” above). Such gain or loss generally will be long-term capital gain or loss if the shareholder held the sold interests for more than one year (except as otherwise provided by Section 751 of the Code discussed below). The amount realized will include the shareholder’s allocable share of TOFV nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any, as well as any proceeds from the sale.

Upon a shareholder’s partial or complete redemption from TOFV, TOFV will allocate its gains and losses for U.S. federal income tax purposes to eliminate, as nearly as possible, the difference, if any, between the shareholder’s Capital Account for, and tax basis in, the redeemed interests. These allocated gains and losses may be long-term or short-term capital gains and losses, and a redeeming shareholder may therefore recognize a short-term or long-term capital gain or loss as a result of a redemption, regardless of the shareholder’s holding period for its interests. To the extent that a disparity between the shareholder’s Capital Account and tax basis for the redeemed interests is not eliminated as a result of these allocations, a redeeming shareholder will generally recognize a taxable gain or loss as if it had sold its redeemed interests, as described in the previous paragraph.

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Gains recognized upon cash distributions, redemptions or sales may be treated as ordinary income, taxable at ordinary income tax rates, to the extent that the cash proceeds are attributable to the shareholder’s allocable share of TOFV’s “unrealized receivables” or “substantially appreciated inventory,” each defined in Section 751 of the Code.

Qualified Dividends and Certain Capital Gains. Reduced tax rates apply to (a) capital gains received by non-corporate taxpayers and (b) “qualified dividend income” received by non-corporate taxpayers from certain domestic and foreign corporations. The reduced rates applicable to capital gains will also apply to capital gains recognized by such shareholders who sell interests that they have held for more than one year (except as otherwise provided by Section 751 of the Code, as discussed in “Regulatory and Tax Considerations — Certain U.S. Federal Income Tax Considerations — Distributions; Sales of Interests” above).

Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A shareholder’s potential alternative minimum tax liability may be affected by reason of an investment in TOFV. The extent, if any, to which the alternative minimum tax applies will depend on each shareholder’s particular circumstances for each taxable year.

Tax Elections and Certain Basis Adjustments. TOFV does not currently intend to make an election under Section 754 of the Code (which election would adjust TOFV’s tax basis in its assets in connection with, among other things, a sale of interests). The Manager has sole and absolute discretion to make all tax elections for TOFV.

Regardless of whether TOFV makes a 754 election, it will be required to reduce the tax basis of its remaining property following certain distributions in liquidation of a shareholder’s interests. This would occur when, subject to a de minimis exception, the departing shareholder recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of TOFV immediately before the distribution. These reductions in tax basis are intended to prevent certain duplications of losses.

Reports to Shareholders. TOFV does not expect to deliver Schedules K-1 to shareholders prior to April 15 of each year. Accordingly, shareholders will likely be required to obtain extensions for filing their federal, state and local income tax returns each year.

Tax Audits. The IRS may audit TOFV information tax returns at the TOFV level in a unified entity proceeding. The managing member would represent TOFV at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the shareholders. The managing member may also generally enter into settlement agreements with the IRS that bind shareholders and consent on behalf of TOFV to extend the statute of limitations for assessing a deficiency with respect to a TOFV item. Successful adjustments by the IRS of TOFV items of income, gain, loss, deduction or expense could change a shareholder’s U.S. federal income tax liabilities.

Reportable Transactions and Certain Tax Filing Requirements. Treasury Regulations require that certain taxpayers participating in a “reportable transaction” must disclose such participation to the IRS. The scope and application of these rules is not completely clear. An investment in TOFV may be considered participation in a “reportable transaction” if, for example, TOFV recognizes certain significant losses in the future or if it is determined that certain book-tax differences exist. If an investment in TOFV constitutes participation in a “reportable transaction”, TOFV and the shareholders may be required to file IRS Form 8886 with the IRS, including attaching it to their U.S. federal income tax returns, thereby disclosing certain information relating to TOFV to the IRS. In addition, TOFV and its advisors may be required to maintain a list of the shareholders and to furnish this list and certain other information to the IRS upon its written request. Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in TOFV.

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Certain Considerations for Tax-Exempt Investors. An investment in TOFV may generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in TOFV.

Certain Considerations for Non-U.S. Shareholder. Given the nature of TOFV’s assets, TOFV may be treated as being engaged in a U.S. trade or business. If TOFV were so treated, each Non-U.S. Shareholder generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of TOFV income treated as effectively connected with such trade or business (“ECI”). In such a case, each Non-U.S. Shareholder would be required to file a U.S. federal income tax return reporting his, her or its allocable share of such effectively connected TOFV income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, TOFV would be required, on a quarterly, estimated basis, to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the Non-U.S. Shareholder’s ultimate U.S. federal income tax liability, and the Non-U.S. Shareholder would be entitled to a refund to the extent that the amount withheld exceeded such Shareholder’s U.S. federal income tax liability for the taxable year. Finally, a corporate Non-U.S. Shareholder’s allocable share of TOFV income may be subject to a 30% U.S. branch profits tax.

In general, different rules from those described above apply in the case of Non-U.S. Shareholders subject to special treatment under U.S. federal income tax law, including a Non-U.S. Shareholder:

•	who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;

•	who is an individual present in the U.S. for 183 or more days or has a “tax home” in the U.S. for U.S. federal income tax purposes; or

•	who is a former citizen or resident of the U.S.

Non-U.S. Shareholders are urged to consult their U.S. tax advisers regarding the tax consequences of investing in TOFV.

Certain Withholding Rules. Legislation enacted in 2010 and existing guidance issued thereunder requires, where interests of TOFV are held by a foreign financial institution, withholding at a 30% rate with respect to interest, dividends and certain other payments made by U.S. persons received by TOFV, and withholding at a 30% rate on the gross proceeds from the sale, after December 31, 2018, of any property of a type which can produce these types of income. However, these withholding obligations are eliminated if the foreign financial institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our interests are held will affect the determination of whether such withholding is required. Similarly, where interests of TOFV are held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions, interest, dividends and certain other payments made by U.S. persons received by TOFV and, as of December 31, 2018, gross proceeds from the sale of any property of a type which can produce these types of income will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the IRS. We will not pay any additional amounts to shareholders in respect of any amounts withheld. Shareholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our interests.

State, Local and Non-U.S. Tax Consequences. The shareholders, as well as TOFV itself, may be subject to various state, local and non-U.S. taxes. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of shares.

Partnership taxation is extremely complex. Shareholders are strongly encouraged to consult their tax advisers for more detail about partnership taxation consequences.

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Risks Related to Taxation of TOFV

Tax Liability May Exceed Cash Distributions. Cash distributions by TOFV to any shareholder may be less than such shareholder’s allocable share of taxable income from the partnership or even the tax liability to such shareholder resulting from that income. A shareholder will be required to pay United States federal, state and local income tax on its allocable share of TOFV’s income, even if the shareholder receives no cash distributions from the partnership. Further, upon the sale of its shares, a shareholder may, depending on its basis, incur a tax liability in excess of the amount of cash received.

Deductibility of Losses Allocated by TOFV may be Limited. The ability of a shareholder to use its allocable share of any losses from TOFV at the end of the taxable year in which the loss is incurred may be limited by specific provisions of the Code.

Shareholders May be Subject to a Tax Audit. TOFV’s tax return may be audited by the IRS or various state authorities. Any adjustments in TOFV’s tax return will lead to adjustments in the tax return of shareholders and may lead to audits of such shareholder’s tax return and adjustments of items unrelated to TOFV. Each shareholder would bear the cost of any expenses incurred in connection with an examination of such shareholder’s tax return.

Shareholders May be Subject to State, Local and Foreign Taxation. In addition to United States federal income taxes, TOFV and shareholders may be subject to state, local and foreign taxation, and may be required to file tax returns, in various jurisdictions in which the partnerships do business, own property or reside. Each shareholder is urged to consult its tax advisor in this regard.

If TOFV is Treated as a Publicly Traded Partnership, the Effects Could be Adverse. If a market for the interests develops and the interests are considered “readily tradable” on a “secondary market (or the substantial equivalent thereof),” and we do not satisfy certain source of income tests, TOFV would be classified as a publicly traded partnership for United States federal income tax purposes. While we do not believe that TOFV would be classified as a publicly traded partnership because (i) the interests will not be traded on an established securities market and (ii) we believe the interests should not be considered readily tradable on a secondary market or the substantial equivalent thereof, the determination of whether interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof, depends on various facts and circumstances (including facts that are not within the control of TOFV). Moreover, if the company were classified as a publicly traded partnership, it would still be taxable as a partnership if it satisfied certain source of income tests. If TOFV were classified as an association or publicly traded partnership taxable as a corporation, it would be subject to tax at the entity level as a regular corporation and shareholders would be subject to tax in the same manner as stockholders of a corporation.

Unrelated Business Taxable Income. Ownership of interests following the Conversion may give rise to UBTI with respect to shareholders that are tax-exempt entities. Tax-exempt shareholders are urged to consult their own tax advisors regarding the consequences of the ownership of interests following TOFV’s Conversion to a partnership for U.S. federal income tax purposes.

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Non-U.S. Investors. Given the nature of TOFV’s assets, TOFV may be treated as being engaged in a U.S. trade or business. If TOFV were so treated, each Non-U.S. Shareholder generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of TOFV income treated as effectively connected with such trade or business (“ECI”). In such a case, each Non-U.S. Shareholder would be required to file a U.S. federal income tax return reporting his, her or its allocable share of such effectively connected TOFV income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, TOFV would be required, on a quarterly, estimated basis, to withhold and pay over, to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the Non-U.S. shareholder’s ultimate U.S. federal income tax liability, and the Non-U.S. shareholder would be entitled to a refund to the extent that the amount withheld exceeded such shareholder’s U.S. federal income tax liability for the taxable year. Finally, a corporate Non-U.S. Shareholder’s allocable share of TOFV income may be subject to a 30% U.S. branch profits tax.

Board Recommendation

TOFV’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS CONSENT TO

THE PROPOSAL BY CONSENTING TO THE PROPOSED AMENDMENT TO THE OPERATING

AGREEMENT OF TOFV IN ORDER TO CHANGE ITS STATUS FROM A RIC TO A PARTNERSHIP

UNDER THE CODE.

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PROPOSAL 4 — CONSENT TO THE AMENDMENT AND RESTATEMENT OF KEY PERSON
PROVISIONS

Details of the Proposals

Shareholders are being asked to consent to the amendment of the Key Person Provisions of the Funds by:

•	consenting to amend the Operating Agreement of TOFV, substantially in the form of the amendment to Section 10.11 of the Amended Operating Agreement attached hereto as Schedule A (“Proposal 4(a)”);
•	consenting to amend the Partnership Agreement of TOPV, substantially in the form of the amendment to Section 10.12 of the Amended Partnership Agreement attached hereto as Schedule B (“Proposal 4(b)”);
•	consenting to amend the TOFV Investment Management Agreement, substantially in the form of the amendment to Section 11(b) of the amendment to the TOFV Investment Management Agreement attached hereto as Schedule C (“Proposal 4(c)”); and
•	consenting to amend the TOPV Investment Management Agreement, substantially in the form of the amendment to Section 11(b) of the amendment to the TOPV Investment Management Agreement attached hereto as Schedule D (“Proposal 4(d)” and, together with Proposal 4(a), Proposal 4(b) and Proposal 4(c), the “Amendment of Key Person Provision Proposals”).

The current voting members of the investment committee for the Funds are: Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard Spencer II (Co-Manager representative), Michael E. Tennenbaum and Rajneesh Vig. Mr. Tennenbaum plans to retire from service to the Funds in December 2015. Pursuant to the existing governing documents and investment management agreements of the Funds, in the event that any two of Messrs. Tennenbaum, Holdsworth and Levkowitz die, become incapacitated or depart from TCP or cease to be actively involved in the management or operations of TCP or the Funds, the Co-Manager would temporarily increase its voting representatives on the investment committee until TCP appoints appropriate replacements and the shareholders vote to approve the replacements. In light of the current composition of the investment committee and TCP’s large number of qualified investment professionals, including investment professionals who currently serve as voting members for other similar TCP managed funds, and since TOFV was raised TCP has raised ten private funds and manages a public company none of which have Mr. Tennenbaum as a key person nor utilizes the Co-Manager as a co-manager, the Board of each Fund is soliciting your consent to amend and restate the Key Person Provisions as follows: If any two of Messrs. Holdsworth, Leitner, Levkowitz and Vig cease to be active in the management or operations of the Funds, TCP shall replace each such voting member promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the shareholders of any such replacement(s).

The Importance of the Key Person Provision

Apart from economic considerations, an investor's decision to commit capital to a particular fund is based to a large extent on the track record and expertise of the fund's senior investment professionals. Investors rely on these key individuals to make fund investments and to operate the fund. Therefore, many operating and partnership agreements contain a clause that gives investors additional rights in the event certain specified key individuals cease to actively work on the fund. This is known as a key person provision. In light of the current composition of the investment committee and TCP’s large number of qualified investment professionals, including investment professionals who currently serve as voting members for other similar TCP managed funds, and since TOFV was raised TCP has raised ten private funds and manages a public company none of which have Mr. Tennenbaum as a key person nor utilizes the Co-Manager as a co-manager, the Board of each Fund is soliciting your consent to amend and restate the Key Person Provisions as follows: If any two of Messrs. Holdsworth, Leitner, Levkowitz and Vig cease to be active in the management or operations of the Funds, TCP shall replace each such voting member promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the shareholders of any such replacement(s). This will allow investors to ensure that their investment in the Funds continues to be managed by qualified individuals even if certain parties that originally participated in the management of the Funds cease to be involved with the Funds over the passage of time.

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Biographical Information

The proposed amendment to the Key Person Provisions will add the names of Michael E. Leitner and Rajneesh Vig to the list of persons whose departure would trigger the provision. Biographical information on each of Mr. Leitner and Mr. Vig is provided below.

Michael E. Leitner.  Mr. Leitner is a Managing Partner of TCP and officer of the Funds. Mr. Leitner is a voting member of TCP’s investment committee.  Prior to joining TCP in 2005, he served as Senior Vice President of Corporate Development for WilTel Communications.  Mr. Leitner previously served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Prior to that, he was Vice President of Corporate Development of 360 networks, following employment as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally.  Prior to Microsoft, Mr. Leitner was a Vice President in the M&A group at Merrill Lynch.  He currently serves as a representative for TCP on the boards of Integra Telecom and Online Resources, and is a board observer to Primacom GmbH. Mr. Leitner is very active in community events, serving on several nonprofit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Rajneesh Vig.  Mr. Vig is a Managing Partner of TCP and officer of the Funds. Mr. Vig is a voting member of TCP’s investment committee and a member of its management committee.  Prior to joining TCP, he worked for Deutsche Bank in New York as a member of the bank’s Principal Finance Group. Prior to that, he was a Director in Deutsche Bank’s Technology Investment Banking group in San Francisco, where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Mr. Vig had previously served as a Manager in Price Waterhouse’s Shareholder Value Consulting group, following employment at Arthur Andersen in its Financial Markets/Capital Markets group, consistently earning each firm’s highest rating. He currently serves on the board of Dialogic. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a nonprofit organization that identifies recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

PROPOSAL 4A – CONSENT TO THE AMENDMENT OF THE OPERATING AGREEMENT OF TOFV TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

The proposed amendment would amend and restate the Key Person Provision in Section 10.11 of the Operating Agreement substantially in the form of the amendment to Section 10.11 of the Amended Operating Agreement attached hereto as Schedule A.

PROPOSAL 4B – CONSENT TO THE AMENDMENT OF THE PARTNERSHIP AGREEMENT OF TOPV TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

The proposed amendment would amend and restate the Key Person Provision in Section 10.12 of the Partnership Agreement substantially in the form of the amendment to Section 10.12 of the Amended Partnership Agreement attached hereto as Schedule B.

PROPOSAL 4C – CONSENT TO THE AMENDMENT OF THE INVESTMENT MANAGEMENT AGREEMENT BY AND BETWEEN TCP OF TOFV TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

The proposed amendment would amend and restate the Key Person Provision in Section 11(b) of the TOFV Investment Management Agreement substantially in the form of the amendment to Section 11(b) of the amendment to the TOFV Investment Management Agreement attached hereto as Schedule C.

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PROPOSAL 4D – CONSENT TO THE AMENDMENT OF THE INVESTMENT MANAGEMENT AGREEMENT BY AND BETWEEN TCP OF TOPV TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

The proposed amendment would amend and restate the Key Person Provision in Section 11(b) of the TOPV Investment Management Agreement substantially in the form of the amendment to Section 11(b) of the amendment to the TOPV Investment Management Agreement attached hereto as Schedule D.

Board Recommendation

EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS
CONSENT TO THE AMENDMENT OF THE KEY PERSON PROVISIONS

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VOTE REQUIRED FOR AN ACTION BY WRITTEN CONSENT
AND MANNER OF VOTING FOR THE PROPOSALS

The Extension Proposals

Proposal 1(a). The approval of a majority of the outstanding Common Shares entitled to vote is required to approve this Proposal by written consent. Abstentions, if any, will have the effect of a vote against the proposal.

Proposal 1(b). The approval of a majority of the outstanding Common Interests entitled to vote is required to approve the Proposal by written consent. Abstentions, if any, will have the effect of a vote against the proposal. TOFV is the holder of all Common Interests in TOPV and will “pass-through” its votes to its shareholders and vote all of its interests in TOPV in the same proportion and the same manner as such holders of Common Shares in TOFV vote their Common Shares. The outstanding TOPV Preferred Interests will be repurchased or redeemed on or prior to October 10, 2016 and will not be affected by this proposal and therefore will not be entitled to vote on such proposal.

The De-Registration and Conversion Proposals

Proposal 2(a). The approval of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) is required to approve this Proposal. For this purpose, a vote of a “majority of the outstanding voting securities” of TOFV is the lesser of: (a) 67% or more of the voting securities that have returned consents, if the holders of more than 50% of the outstanding voting securities of TOFV have returned consents; or (b) 50% or more of the outstanding voting securities of TOFV. Abstentions, if any, will have the effect of a vote against the proposal.

Proposal 2(b). The approval of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) is required to approve this Proposal. For this purpose, a vote of a “majority of the outstanding voting securities” of TOPV is the lesser of: (a) 67% or more of the voting securities that have returned consents, if the holders of more than 50% of the outstanding voting securities of TOPV have returned consents; or (b) 50% or more of the outstanding voting securities of TOPV. Under the 1940 Act, the holders of TOPV Preferred Interests are entitled to vote on Proposal 2(b) together with the holders of Common Interests as a single class and as a separate class. TOFV is the holder of all Common Interests in TOPV and will “pass-through” its votes to its shareholders and vote all of its interests in TOPV in the same proportion and the same manner as such holders of Common Shares in TOFV vote their Common Shares. Abstentions, if any, will have the effect of a vote against the proposal.

Proposal 3. The approval of a majority of the Common Shares present in person or represented by proxy is required to approve this Proposal. Abstentions, if any, will have the effect of a vote against the proposal.

Amendment to Key Person Provision Proposals

Proposal 4(a). The approval of a majority of the Common Shares present in person or represented by proxy is required to approve this Proposal. Abstentions, if any, will have the effect of a vote against the proposal.

Proposal 4(b). The approval of a majority of the Common Interests and the TOPV Preferred Interests, voting as a single class, present in person or represented by proxy is required to approve this Proposal. Abstentions, if any, will have the effect of a vote against the proposal. TOFV is the holder of all Common Interests in TOPV and will “pass-through” its votes to its shareholders and vote all of its interests in TOPV in the same proportion and the same manner as such holders of Common Shares in TOFV vote their Common Shares.

Proposal 4(c). The approval of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) is required to approve this Proposal. For this purpose, a vote of a “majority of the outstanding voting securities” of TOFV is the lesser of: (a) 67% or more of the voting securities that have returned consents, if the holders of more than 50% of the outstanding voting securities of TOFV have returned consents; or (b) 50% or more of the outstanding voting securities of TOFV. Abstentions, if any, will have the effect of a vote against the proposal.

32

Proposal 4(d). The approval of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) is required to approve this Proposal. For this purpose, a vote of a “majority of the outstanding voting securities” of TOPV is the lesser of: (a) 67% or more of the voting securities that have returned consents, if the holders of more than 50% of the outstanding voting securities of TOPV have returned consents; or (b) 50% or more of the outstanding voting securities of TOPV. Abstentions, if any, will have the effect of a vote against the proposal. Holders of Common Interests and TOPV Preferred Interests are entitled to vote together as a single class. TOFV is the holder of all Common Interests in TOPV and will “pass-through” its votes to its shareholders and vote all of its interests in TOPV in the same proportion and the same manner as such holders of Common Shares in TOFV vote their Common Shares.

BECAUSE THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES MUST APPROVE PROPOSALS 1(A), 1(B), 2(A), 2(B), 4(C) and 4(D), FAILURE TO SUBMIT A CONSENT CARD WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THOSE PROPOSALS.

Each of Proposal 1(a) and Proposal 1(b) is conditioned on the other, and the extension in the terms of the Funds will not take place without approval by written consent to the extension of the terms of both of the Funds to October 10, 2018.

Each of Proposal 2(a) and Proposal 2(b) is conditioned on the other, and the Funds will continue to operate as registered investment companies under the 1940 Act unless the shareholders of the Funds approve both of these proposals.

The effective date of each Proposal is the date on which we receive signed consents from a number of shareholders sufficient to approve the respective Proposal (the “Effective Date”). Any person signing and returning to us a consent card pursuant to this Joint Consent Solicitation Statement has the power to revoke it at any time prior to the Effective Date.

Notwithstanding anything to the contrary set forth in this Joint Consent Solicitation Statement, the Funds reserve the right, at any time prior to the Effective Date, to amend or terminate the solicitation, or to delay accepting consent cards. Any such amendment, delay or termination will be announced no later than 10:00 a.m., Pacific time, on the next business day after such amendment, delay or termination.

A consent purporting to be exercised by or on behalf of a shareholder will be valid unless challenged at or prior to its exercise. The burden of proving the invalidity of the consent will rest with the person seeking to challenge it.

33

ADDITIONAL INFORMATION

Interest of Management and Others in the Proposals

Board of Directors and Officers. TOFV management consists of TCP and its Board. TOPV management consists of the General Partner and its Board. TCP and the General Partner direct and execute the day-to-day operations of TOFV and TOPV, respectively, subject to oversight from the respective Boards, which sets the broad policies of TOFV and performs certain functions required by the 1940 Act in the case of TOPV. The Board of TOPV has delegated investment management and advisory responsibility with respect to TOPV’s assets to TCP and the Co-Manager. Each Board consists of four persons, three of whom are independent. The Independent Directors are Gerald J. Lewis, Edwin A. Huston and Leo R. Jalenak, Jr. The interested director is Howard M. Levkowitz. The Chief Executive Officer of the Funds is Mark K. Holdsworth, and the Chief Financial Officer of the Funds is Paul L. Davis. The security ownership of all directors and executive officers is provided on page 36.

Investment Manager. Tennenbaum Capital Partners, LLC serves as the investment manager of the Funds. TCP maintains its principal office at 2951 28th Street, Suite 1000, Santa Monica, California 90405. In addition, the Co-Manager, Babson Capital Management LLC, serves as co-manager. In such capacity, the Co-Manager provides advice to TCP but does not exercise investment discretion with respect to the assets of the Funds. The Co-Manager maintains its principal office at 1500 Main Street, Suite 2800, Springfield, MA 01115. The Co-Manager, a member of the MassMutual Financial Group (“MassMutual”), is an indirect, wholly owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual Life”). Each of TCP and the Co-Manager is a registered investment adviser under the Advisers Act. TCP was founded in 1999 by Michael E. Tennenbaum, Mark K. Holdsworth and Howard M. Levkowitz, and its predecessor entity formed and commenced operations in 1996. The three founders along with David Adler, David A. Hollander, Lee R. Landrum, Michael E. Leitner, Philip M. Tseng and Rajneesh Vig constitute TCP’s active partners.

TCP’s principal executive officers and Directors and their principal occupations and position, if any, with the Fund are shown below. The address of each such person is the same as that of TCP.

Name	Position with TCP	Principal Occupation	Position with the Funds
Mark K. Holdsworth	Operating Partner	Operating Partner of TCP	Chief Executive Officer
Howard M. Levkowitz	Managing Partner	Managing Partner of TCP	President
Paul L. Davis	Chief Financial Officer	Chief Financial Officer of TCP	Chief Financial Officer
Elizabeth Greenwood	General Counsel & Chief Financial Officer	General Counsel & Chief Financial Officer of TCP	Secretary, Chief Compliance Officer & Authorized Person
David A. Hollander	Managing Partner	Managing Partner of TCP	Authorized Person
Michael E. Leitner	Managing Partner	Managing Partner of TCP	Authorized Person
Rajneesh Vig	Managing Partner	Managing Partner of TCP	Authorized Person

TOFV and/or TOPV pays TCP a management and advisory fee equal to 1.5% of (i) the sum of the committed common equity (reduced after the ramp-up by returns of contributed capital), (ii) the maximum amount available under the Funds’ credit facility, and (iii) the maximum amount of the aggregate liquidation preference of the Funds’ preferred equity, subject to reduction by the amount of the credit facility commitment when the facility is no longer outstanding and the amount of the preferred shares when less than $1 million in liquidation preference of preferred shares remains outstanding (collectively, “Management Fee Capital”) and payable monthly in arrears. TCP pays a portion of these fees to the Co-Manager for investment advisory services. The fees owed to TCP by TOFV are reduced by the amount of fees paid to TCP by TOPV.

Upon approval by holders of Common Shares and Common Interests of all of the Proposals (regardless of the approval of the Series A Preferred Interests of TOPV), TCP intends to voluntarily reduce the monthly payment of the management and advisory fee to one-twelfth of 1.50% multiplied by the fair market value of all assets held by the Funds, as approved by the managing member or general partner of the Funds, as applicable, on the first day of each calendar month. TCP believes that a fee calculation based on the fair market value of the Funds’ assets will produce a substantially lower management and advisory fee. If all of the Proposals are approved by holders of Common Shares and Common Interests, TCP intends to voluntarily continue to monitor the level of Management Fee Capital, and voluntarily reduce the management and advisory fee payable with respect to any month for which the fair market value of the Funds’ assets exceeds Management Fee Capital. The Funds will continue to use independent third party marks to value at least 95% of their assets.

34

Incentive compensation is payable in certain circumstances to the General Partner as the general partner of TOPV. The General Partner is a registered investment adviser under the Advisers Act and is controlled by TCP and its affiliates. If incentive compensation is not provided to the General Partner, TCP is entitled to receive such incentive compensation directly. The Co-Manager also receives a portion of the incentive compensation paid to the General Partner. In the event incentive compensation is paid, it will be paid out in the form of a performance fee in accordance with the terms of the investment management agreements of the Funds. The performance fee will be calculated as an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, either the General Partner and/or TCP is also entitled to receive a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of December 8, 2015, no liability for accrued but unpaid performance fees has been recorded. The General Partner and TCP anticipate that the Hurdle is not likely to be exceeded whether or not the extension is approved. However, no assurances can be given in this regard. If the Proposals are approved, the basis of calculation of the performance fee will not change.

For illustrative purposes, the chart below compares the calculation of the management and advisory fee attributable to the holders of Common Shares of TOFV under the current fee arrangement and the voluntary fee arrangement TCP intends to implement if all of the Proposals are approved by the holders of Common Shares and Common Interests. This chart assumes that the Funds will terminate on October 10, 2018 and the assets under management of the Funds will decrease at a rate of 20% per quarter over the remaining life of the Funds, which, under the proposed voluntary fee reduction, will cause the management and advisory fee to continue to decrease as demonstrated in the chart. However, the actual amount of the decrease in the assets under management of the Funds may differ from this assumption, and, as a result, the actual management and advisory fee that will be paid under the voluntary fee reduction may differ from the amounts shown below.

Management Fees	Next 12 Months	2017	2018
Current Fee	17,773,386	17,773,386	17,773,386
Proposed Reduced Fee	11,409,639	6,736,251	2,759,168
Proposed Reduced Fee as a % of Current Fee	64%	38%	16%
Annual Management Fee Savings From Proposed Reduced Fee	$6,363,747	$11,037,135	$15,014,218

As compensation for its services, the Co-Manager receives a portion of the management and advisory fee paid to TCP and a portion of the profits of SVOF/MM, LLC, an affiliate of TCP that serves as the managing member of TOFV and the general partner of TOPV.

If the de-registration of the Funds is approved, the Funds will terminate the Co-Management Agreements and the Co-Manager will cease to provide services as co-manager to the Funds and will no longer receive any part of the management and advisory fee. TCP does not expect to receive greater fees in aggregate after termination of the Co-Manager and implementation of the voluntary fee waiver. TCP will continue to act as investment manager to the Funds and the level of services provided will not change. As the Co-Manager receives a portion of the management and performance fees paid to TCP, the fees paid by the Funds will not change as a result of the termination of the Co-Management Agreements, except as provided above. TCP will provide all investment management and advisory services to the Funds after the termination of the Co-Management Agreements, and TCP believes the nature, level and quality of services provided to the Funds and their shareholders will remain the same.

35

Distributions paid to shareholders are generally based on the taxable earnings of the Funds, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date. The timing of distributions is determined by the Board of each Fund, each of which has provided TCP and the General Partner with certain criteria for such distributions respectively. Any net long-term capital gains are distributed at least annually. As of September 30, 2015, TOFV had declared $846,690,955 in distributions to holders of Common Shares since inception.

The Funds pays all expenses incurred in connection with the business of the Funds, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Funds.

General Partner. SVOF/MM, LLC serves as the general partner of TOPV. The General Partner is registered as an investment adviser under the Advisers Act. The General Partner is controlled by TCP and its affiliates. The General Partner’s principal office is 2951 28th Street, Suite 1000, Santa Monica, California 90405. The General Partner is controlled by Michael E. Tennenbaum, Mark K. Holdsworth and Howard L. Levkowitz, who in the aggregate beneficially own a majority of its equity interests. The General Partner is entitled to receive incentive compensation under certain circumstances in amounts calculated in the manner as described on page 35. Any incentive compensation the General Partner is entitled to, but does not receive, will instead be paid to TCP. The General Partner does not have officers. If the de-registration of the Funds is approved, the General Partner will be appointed as the managing member of TOFV, and continue to act as the general partner of TOPV. Once de-registration as a registered investment company is complete, oversight of the management of TOFV and TOPV will transfer from being vested in their boards of directors to being vested solely in the General Partner (as managing member of TOFV and general partner of TOPV), with substantially similar power, authority and discretion as the board of directors had before de-registration.

The de-registration of the Funds is expected to result in a substantial reduction in the regulatory burden to which the Fund are currently subject, which is expected to result in decreased administrative costs. Upon de-registering under the 1940 Act, the Funds would cease to be subject to the regulations of the 1940 Act and would no longer be required to file certain reports with the SEC, which could result in significantly increased operational flexibility and cost savings to the Funds and their advisors. Conversion of TOFV from a RIC for U.S. federal income tax purposes to a partnership will provide the flexibility for the Funds and their advisors to make follow-on investments to maximize shareholder returns.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of December 9, 2015, certain ownership information with respect to the Funds including, to the best of the Funds’ knowledge, persons who directly or indirectly own, control or hold with the power to vote 5% or more of the outstanding shares of the class of the Funds indicated, and the beneficial ownership of each current director, the Funds’ executive officers, and the executive officers and directors as a group. Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the Commission and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s Common Shares he or she beneficially owns and has the same address as the Fund.

36

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class

5% or more holders

Common Shares	State Street Bank and Trust Company as trustee for GMAM Group Pension Trust III 767 5th Ave New York, NY 10153	21,246.75735	27.3025%

Common Shares	Massachusetts Mutual Life Insurance Company(1) 1295 State Street F105 Springfield, MA 01111	7,082.25245	9.1008%

Common Shares	1397225 Ontario Limited 5650 Yonge Street, Suite 300 Toronto, Ontario M2M 4H5	5,355.12215	6.8814%

Common Shares	State Street Bank and Trust Company as Trustee for the Northrop Grumman Pension Master Fund 101 Continental Blvd El Segundo, CA 90245	5,299.98470	6.8106%

Common Shares	Kemper Corporation(2) 1 East Wacker Dr. - 10th Floor Chicago, IL 60601	7,082.25244	9.1008%

Common Shares	New York Life Insurance Company(3) 51 Madison Avenue, Suite 1600 New York, NY 10010	3,895.23885	5.0054%

Interested Director

	Howard M. Levkowitz(4)	215.99926	*

Independent Directors			*

Common Shares	Gerald J. Lewis(5)	14.13329	*

Common Shares	Edwin A. Huston	0	*

Common Shares	Leo R. Jalenak, Jr.(6)	70.82252	*

Executive Officers

Common Shares	Mark K. Holdsworth(7)	212.46757	*

Common Shares	Paul L. Davis	4.97351	*

Executive Officers and Directors as a group

Common Shares		518.39615	*

(1)	Massachusetts Mutual Life Insurance Company is the parent of Babson Capital Management, LLC, the Co-Manager of the Funds.

(2)	Trinity Universal Insurance Company owns 3,541.12622 Common Shares and United Insurance Company of America owns 3,541.12622 Common Shares; each is a subsidiary of Kemper Corporation and each is located at One East Wacker Drive, Tenth Floor, Chicago, IL 60601.

(3)	New York Life Insurance Company (“NYLIC”) owns 2,832.90098 Common Shares and New York Life Insurance Company Private Equity Separate Account No. 39-001 (“SA 39”) owns 1,062.33787 Common Shares. SA 39 is an insurance company pooled separate account created by NYLIC and has the same investment manager as NYLIC as to the shares.

37

(4)	Common Shares beneficially owned by Mr. Levkowitz are held in the Levkowitz Irrevocable Trust 2012, which owns 212.46757 Common Shares and the Howard and Elayne Levkowitz Revocable Trust dated January 18, 2001, which holds 3.53169 Common Shares. Each is located at 1918 S Roxbury Drive, Los Angeles, CA 90035.

(5)	All shares beneficially owned by Mr. Lewis are held in the Lewis Family Trust Dated 03/25/1991, located at 16110 Wasa Court, Pauma Valley, CA 92061.

(6)	All shares beneficially owned by Mr. Jalenak are held by Bittjal Partners, located at 5855 Ridge Band Road, Suite 2, Memphis, TN 38120.

(7)	All shares beneficially owned by Mr. Holdsworth are held in the Holdsworth Family Living Trust, located at 1386 Orlando Road, San Marino, CA 91108.

*	Represents less than 1%.

Odd Lot Tender Offer

On November 6, 2015, TOFV completed an “odd-lot” tender offer pursuant to which TOFV offered to purchase all Common Interests held by shareholders who own fewer than 15 Common Shares, subject to the terms and conditions of the tender offer (the “Tender Offer”). The Tender Offer was intended to reduce the number of holders of record of the Common Interests so that TOFV would be eligible for de-registration under Section 3(c)(1) of the 1940 Act. In addition, the Tender Offer may have the effect of decreasing TOFV’s shareholder administration costs. This Joint Consent Solicitation Statement is not an offer to purchase any Common Interests or a solicitation of any tenders of Common Interests in the Tender Offer.

Shareholder Communications

Shareholders who want to communicate with the Boards or any individual member of the Boards should email investor.relations@tennenbaumcapital.com, send a fax to 310-566-1010 or write the appropriate Fund to the attention of Elizabeth Greenwood, Secretary and Chief Compliance Officer (“CCO”), 2951 28th Street, Suite 1000 Santa Monica, California 90405. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific member of the Board and so indicates, it will be sent only to that member of the Board. If a communication does not indicate a specific member of the Board, it will be sent to the Chair of the appropriate Fund’s Audit Committee and the outside counsel to the members of the Board that are not “interested persons” as defined in the 1940 Act for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may email investor.relations@tennenbaumcapital.com, send a fax to 310-566-1010 or write the appropriate Fund to the attention of Elizabeth Greenwood, Secretary and CCO, at 2951 28th Street, Suite 1000 Santa Monica, California 90405. Shareholders who are uncomfortable submitting complaints to Investor Relations or the Fund’s Secretary and CCO, may address letters directly to the Chair of the Audit Committee of the Board that oversees the appropriate Fund at 2951 28th Street, Suite 1000 Santa Monica, California 90405. Such letters may be submitted on an anonymous basis.

No Appraisal Rights

Under Delaware law and the Operating Agreement and Partnership Agreement, shareholders will not be entitled to rights of appraisal with respect to the Proposals. Accordingly, to the extent that you withhold consent to or abstain with respect to the Proposals, you will not have the right to have a court judicially determine (and you will not receive) the fair value of your Common Shares or Common Interests under the provisions of Delaware law governing appraisal rights.

Expense of Joint Consent Solicitation

The cost of preparing, printing and mailing the enclosed consent cards, accompanying notice and this Joint Consent Solicitation Statement and costs in connection with the solicitation of this action by written consent will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Joint Consent Solicitation Statement, also will be borne by the Funds. The approximate cost of the joint consent solicitation is $30,000, and will indirectly be borne by the Funds’ current shareholders.

38

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of TCP, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward consent solicitation material to their principals to obtain authorization for the execution of consent cards. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Consent Solicitation Statement and consent materials to the beneficial owners of the Common Shares and Common Interests. Officers and Directors of the Funds may solicit consents personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to the Fund.

Privacy Principles of the Fund

The Funds are committed to maintaining the privacy of shareholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

Generally, the Funds do not receive any nonpublic personal information relating to their shareholders, although certain nonpublic personal information of shareholders may become available to the Funds. The Funds do not disclose any nonpublic personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to nonpublic personal information about their shareholders to their investment advisor’s employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of their shareholders.

Please vote promptly by signing and dating each enclosed consent card, and returning it by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the accompanying postage-paid return envelope.

By Order of the Boards,

/s/ Mark K. Holdsworth
Mark K. Holdsworth
Chief Executive Officer of the Funds

, 2016

39

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS OF
TENNENBAUM OPPORTUNITIES FUND V, LLC

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the joint consent solicitation statement of Tennenbaum Opportunities Fund V, LLC (“TOFV”) dated         , 2016, and, without the formality of convening a meeting, does hereby vote via written consent, as designated below, all of the common limited liability company interests of the Fund (the “Common Shares”) held by the undersigned. TOFV is the only holder of all common limited partner interests of Tennenbaum Opportunities Partners V, LP (“TOPV”) and is “passing through” its votes to its shareholders.

PROPOSAL 1A: CONSENT TO AMEND THE OPERATING AGREEMENT OF TENNENBAUM OPPORTUNITIES FUND V, LLC TO EXTEND THE TERM OF THE FUND TO OCTOBER 10, 2018

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 1B: CONSENT TO AMEND THE PARTNERSHIP AGREEMENT OF TENNENBAUM OPPORTUNITIES PARTNERS V, LP TO EXTEND THE TERM OF TOFV TO OCTOBER 10, 2018

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 2A: CONSENT TO THE DE-REGISTRATION OF TENNENBAUM OPPORTUNITIES FUND V, LLC WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 2B: CONSENT TO THE DE-REGISTRATION OF TENNENBAUM OPPORTUNITIES PARTNERS V, LP WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 3: CONSENT TO AN AMENDMENT TO THE OPERATING AGREEMENT OF TENNENBAUM OPPORTUNITIES FUND V, LLC TO CONVERT TOFV FROM A REGISTERED INVESTMENT COMPANY TO A PARTNERSHIP UNDER THE INTERNAL REVENUE CODE

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 4A: CONSENT TO THE AMENDMENT OF THE OPERATING AGREEMENT OF TENNENBAUM OPPORTUNITIES FUND V, LLC TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 4B: CONSENT TO THE AMENDMENT OF THE PARTNERSHIP AGREEMENT OF TENNENBAUM OPPORTUNITIES PARTNERS V, LP TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 4C: CONSENT TO THE AMENDMENT OF THE INVESTMENT MANAGEMENT AGREEMENT BY AND BETWEEN TENNENBAUM CAPITAL PARTNERS, LLC AND TENNENBAUM OPPORTUNITIES FUND V, LLC TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 4D: CONSENT TO THE AMENDMENT OF THE INVESTMENT MANAGEMENT AGREEMENT BY AND BETWEEN TENNENBAUM CAPITAL PARTNERS, LLC AND TENNENBAUM OPPORTUNITIES PARTNERS V, LP TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

Consent	Withhold Consent	Abstain
☐	☐	☐

The Board of Directors of TOFV has approved the proposals, believe that they are in your best interests and recommend that you “CONSENT” to each proposal.

Please insert the number of Common Shares you own and sign exactly as the name or names appear on our advices to you. If the Common Shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing. IN THE ABSENCE OF CONTRARY INSTRUCTIONS, OR IF NO INSTRUCTIONS ARE GIVEN, THE UNDERSIGNED HEREBY CONSENTS TO THE PROPOSALS LISTED ABOVE.

Number of Common Shares:
Date:
Shareholder Name (printed):
Signature:
Title (if applicable):
Signature of Joint Holder (if held jointly):
Title (if applicable):

IMPORTANT: PLEASE PROMPTLY SIGN, DATE AND RETURN THIS CONSENT CARD BY
EMAILING IT TO US AT INVESTOR.RELATIONS@TENNENBAUMCAPITAL.COM,
FAXING IT TO US AT (310) 566-1010 OR
RETURNING IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

PREFERRED INTEREST HOLDERS ONLY

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS OF
TENNENBAUM OPPORTUNITIES PARTNERS V, LP

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the joint consent solicitation statement of Tennenbaum Opportunities Partners V, LP (“TOPV”) dated 2016, and, without the formality of convening a meeting, does hereby vote via written consent, as designated below, all of the preferred partnership interests of TOPV held by the undersigned.

PROPOSAL 2B: CONSENT TO THE DE-REGISTRATION OF TENNENBAUM OPPORTUNITIES PARTNERS V, LP WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 4B: CONSENT TO THE AMENDMENT OF THE PARTNERSHIP AGREEMENT OF TENNENBAUM OPPORTUNITIES PARTNERS V, LP TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 4D: CONSENT TO THE AMENDMENT OF THE INVESTMENT MANAGEMENT AGREEMENT BY AND BETWEEN TENNENBAUM CAPITAL PARTNERS, LLC AND TENNENBAUM OPPORTUNITIES PARTNERS V, LP TO AMEND AND RESTATE THE KEY PERSON PROVISION OF THE AGREEMENT

Consent	Withhold Consent	Abstain
☐	☐	☐

The Board of Directors of TOPV has approved the proposal, believe that it is in your best interest and recommend that you “CONSENT” to the proposal.

Please insert the number of preferred partnership interests you own and sign exactly as the name or names appear on our advices to you. If the preferred partnership interests are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing. IN THE ABSENCE OF CONTRARY INSTRUCTIONS, OR IF NO INSTRUCTIONS ARE GIVEN, THE UNDERSIGNED HEREBY CONSENTS TO THE PROPOSALS LISTED ABOVE.

Number of Shares:
Date:
Shareholder Name (printed):
Signature:
Title (if applicable):
Signature of Joint Holder (if held jointly):
Title (if applicable):

IMPORTANT: PLEASE PROMPTLY SIGN, DATE AND RETURN THIS CONSENT CARD BY
EMAILING IT TO US AT INVESTOR.RELATIONS@TENNENBAUMCAPITAL.COM,
FAXING IT TO US AT (310) 566-1010 OR
RETURNING IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

Schedule A

FORM OF SECOND AMENDED AND RESTATED

OPERATING AGREEMENT

OF

TENNENBAUM OPPORTUNITIES FUND V, LLC

a Delaware Limited Liability Company

Dated as of ~~January 31~~, ~~2007~~2016

		Page

SECTION 1. DEFINED TERMS		1

SECTION 2. LIMITED LIABILITY COMPANY FORMATION AND IDENTIFICATION		~~6~~8

2.1	Formation	~~6~~8
2.2	Name and Place of Business	~~6~~8
2.3	Records of Members	~~7~~8
2.4	Limited Liability Company	~~7~~8

SECTION 3. PURPOSE, NATURE OF BUSINESS AND POWERS		~~7~~9

SECTION 4. TERM		~~8~~9

SECTION 5. ~~SHARES OF~~ MEMBERSHIP ~~INTEREST~~INTERESTs		~~8~~9

5.1	Beneficial Interest	~~8~~9
5.2	Classes and Series	~~8~~10
5.3	Issuance of ~~Shares~~Interests	~~8~~10
5.4	Rights of Members	~~9~~11

SECTION 6. REGISTERED OFFICE AND AGENT FOR SERVICE OF PROCESS		~~9~~11

SECTION 7. CAPITAL CONTRIBUTIONS		~~9~~11

7.1	Capital Contributions of Members	~~9~~11
~~7.2~~	~~Contribution of SVOF/MM LLC or Another Affiliate of the Investment Manager~~	~~13~~
~~7.3~~7.2	Withdrawal of Capital	~~13~~11
7.3	Capital Accounts.	11
7.4	Allocations in General	12
7.5	Allocation of Net Profit and Net Loss	12
7.6	Corrective Adjustments	14
7.7	Special Allocations	15
7.8	Adjustments to Reflect Changes in Interests	17
7.9	Allocation of Taxable Income and Loss	17
7.10	Allocation of Nonrecourse Deductions	20
7.11	Allocation of Member Nonrecourse Deductions	20
7.12	Excess Nonrecourse Liabilities	20
7.13	Treatment of Certain Distributions	20

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SECTION 8. DISTRIBUTIONS		~~14~~20

8.1	Distributions	~~14~~20
8.2	Interest	21
8.3	Withholding	21

SECTION 9. MANAGEMENT AND BOARD OF DIRECTORS		~~16~~22

9.1	Management Generally	~~16~~22
9.2	Board of Directors	~~16~~22
9.3	Expenses of the Company	~~19~~25
9.4	Members’ Consent	~~20~~26
9.5	Exculpation	~~20~~26
9.6	Indemnification; No Duty of Investigation; Reliance on Experts	~~21~~27
9.7	Director Limited Liability	~~22~~28
9.8	Certain Other Activities	~~22~~29
9.9	Tax Matters	29

SECTION 10. MEMBERS		~~23~~30

10.1	Identity, Contributions and ~~Common Share~~ Commitments	~~23~~30
10.2	No Management Power or Liability	~~23~~31
10.3	Amendments	~~24~~31
10.4	Merger, Consolidation, Liquidation	~~25~~32
10.5	List of Members	~~26~~32
10.6	Limitations	~~26~~32
10.7	Meetings	~~26~~33
10.8	Action Without a Meeting	~~27~~33
10.9	Procedures	~~27~~33
10.10	Voting	~~27~~34
10.11	Key Man Approvals	~~29~~35

SECTION 11. ADMISSION OF ADDITIONAL MEMBERS; ASSIGNMENTS OR TRANSFERS OF ~~SHARES~~INTERESTS		~~30~~36

11.1	Admission of Additional Members	~~30~~36
11.2	Assignments or Transfers of ~~Shares~~Interests	~~30~~36

SECTION 12. POWER OF ATTORNEY		~~32~~38

12.1	Appointment of Investment Manager	~~32~~38
12.2	Nature of Special Power	~~33~~39

SECTION 13. BOOKS, RECORDS AND REPORTS		~~33~~39

13.1	Books	~~33~~39
13.2	Reports	~~34~~40

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SECTION 14. VALUATION OF INTERESTS.		~~35~~41

SECTION 15. BANK ACCOUNTS; CUSTODIAN		~~35~~41

15.1	Bank Accounts Generally	~~35~~41
15.2	Custodian	~~35~~41

SECTION 16. DISSOLUTION AND TERMINATION OF THE COMPANY		~~36~~42

16.1	Dissolution Generally	~~36~~42
16.2	Continuation of Company	~~36~~42
16.3	Events Causing Dissolution	~~36~~42
16.4	Distribution of Assets on Liquidation	~~36~~42
16.5	Liquidation Statement	~~37~~43
16.6	Director’s Liability Upon Dissolution or Removal	~~37~~43
~~16.7~~	~~Restriction on Liquidation~~	~~37~~

SECTION 17. GENERAL PROVISIONS		~~37~~43

17.1	Notices and Distributions	~~37~~43
17.2	Survival of Rights	~~38~~44
17.3	Construction	~~38~~44
17.4	Section Headings	~~38~~44
17.5	Agreement in Counterparts	~~38~~44
17.6	Governing Law	~~38~~44
17.7	Additional Documents	~~39~~45
17.8	Severability	~~39~~45
17.9	Pronouns	~~39~~45
17.10	Entire Agreement	~~39~~45
17.11	Arbitration	~~39~~45
17.12	Waiver of Partition	~~40~~45
17.13	Non-Petition Covenant	~~40~~46
17.14	Filing	~~40~~46

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FORM OF AMENDED AND RESTATED
OPERATING AGREEMENT

OF

TENNENBAUM OPPORTUNITIES FUND V, LLC

This Second Amended and Restated Operating Agreement ~~of Tennenbaum Opportunities Fund V, LLC, a Delaware Limited Liability Company~~, dated as of ~~January~~__________, ~~2007~~2016 (this “Agreement”), ~~shall be the Operating Agreement of the Company.~~has been approved by a majority of the Board of Directors of the Company and a majority of the Members of the Company in accordance with Section 10.3 of the Amended and Restated Operating Agreement and, when executed by Elizabeth Greenwood, as Secretary of the Company, in accordance with Section 17.14 of the Amended and Restated Operating Agreement, shall amend and restate in its entirety the Amended and Restated Operating Agreement.

Upon the terms and subject to the conditions described below, the parties to this Agreement, which shall include all Persons becoming Members at any time, as a condition of becoming and for so long as they remain Members, agree as follows:

~~WHEREAS, the Members entered into an Operating Agreement, dated as of October 10, 2006 (the “Original Agreement”);~~

~~WHEREAS, the Board of Directors desires to modify Sections 7.1(b), 8.1(j) and 10.7(a) of the Original Agreement pursuant to Section 10.3(b) of such Original Agreement;~~

~~NOW, THEREFORE, the parties to this Agreement hereby agree that the Original Agreement is hereby amended and restated in its entirety as follows:~~

SECTION 1.

DEFINED TERMS

The terms set forth below shall have the indicated meanings.

“Accounting Period” means a one-year period commencing on the first day of the Fiscal Year, or any period of shorter duration commencing upon the day following the last day of the preceding Accounting Period and terminating upon the earlier of (a) the last day of the then current Fiscal Year or (b) the day preceding the effective date of any change in the relative Interests of the Members, a Transfer by any Member of its Interest or any other similar transaction or event, as determined by the Company in its sole discretion.

“Adjusted Capital Account” means, with respect to the Capital Account of any Member, the balance, if any, in such Member’s Capital Account as of the end of the relevant Accounting Period, after giving effect to all allocations made with respect to such Accounting Period under Section 7 and to the following adjustments:

(i)          credit to such Capital Account any amount that the Member is obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to Treasury Regulations Section 1.704-2(g)(1) or 1.704-2(i)(5); and

(ii)         debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) that are attributable to such Capital Account.

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Advisers Act” means the Investment Advisers Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

“Advisory Agreement” means the Investment Management Agreement between the Company and the Investment Manager, dated on or about ~~the Initial Drawdown Date,~~October 10, 2006, as amended May 6, 2015, and as such agreement may be amended, modified, revised or restated, from time to time, in accordance with the terms hereof and thereof, and any substantially similar agreement with a successor Investment Manager permitted by the terms hereof and thereof.

“Advisory Fee” means the fee payable to the Investment Manager under the Advisory Agreement.

“Affiliated Person” has the meaning set forth in the Investment Company Act.

“Aggregate Capital Contributions” means, with respect to any Member as of any date, the aggregate amount of all Capital Contributions made by such Member on or prior to such date.

“Aggregate Net Profit” means, as calculated from time to time, the excess (if any) of the aggregate Net Profit for the then current and all previous Accounting Periods over the aggregate Net Loss for the then current and all previous Accounting Periods, taking into account adjustments under Section 7.5(b).

“Agreement” or “Operating Agreement” means this Second Amended and Restated Operating Agreement, as originally executed and as amended from time to time.

“Amended and Restated Operating Agreement” means the Amended and Restated Operating Agreement, dated as of January 31, 2007.

“Assets” means all cash, Cash Equivalents, securities, investments and other property and assets of any type of the Company.

“Base Rate” means, on any date, a variable rate per annum equal to the rate of interest published from time to time by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

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“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York or Los Angeles, California are required by law to be closed. All references to Business Day herein shall be based on the time in New York, New York.

“By-Laws” has the meaning set forth in Section 9.2(g).

“Capital Account” shall have the meaning set forth in Section 5.1.

“Capital Contribution” means a contribution to the Company in cash by a Member or by any predecessor holder of the ~~Shares~~Interests held by such Member.

“Cash Equivalents” has the meaning assigned to such term in the Credit Agreement; provided that if the Credit Agreement is terminated without replacement, such term shall have the meaning assigned to it in the relevant Statement of Preferences (or if the Statement of Preferences has been terminated, those provisions in effect on the date of such termination).

“Certificate” means the Certificate of Formation of the Company, filed with the Secretary of State on September 27, 2006, and any and all amendments thereto and restatements thereof filed with the Secretary of State.

“Co-Advisory Agreement” means the Co-Management Agreement among the Company, the Co-Manager and the Investment Manager, dated on or about ~~the Initial Drawdown Date~~October 10, 2006, as such agreement may be amended, modified, revised or restated, from time to time, in accordance with the terms hereof and thereof.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Co-Manager” means Babson Capital Management LLC, in its capacity as co-investment manager to the Company, and any successor thereto selected in accordance with the Co-Advisory Agreement and, if applicable, the Investment Company Act.

~~“Common Member” means a Member holding Common Shares of the Company.~~

~~“Common Share Commitment” means, when referring to a dollar amount, an amount committed by a Common Member or prospective Common Member for investment in the Common Shares of the Company pursuant to (a) a Subscription Agreement and (b) an assumption by such Member of any Common Share Commitment of a Defaulting Member pursuant to Section 7.1(d) or of a transferring Member.~~

~~“Common Shares” means the common Shares of membership interests of the Company having the rights and other terms set forth in this Agreement.~~

“Company” means Tennenbaum Opportunities Fund V, LLC, a Delaware limited liability company, as it may from time to time be constituted.

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~~“Consent Dividend” shall have the meaning assigned to such term in Section 8.1(g).~~

“Credit Agreement” means (a) a Credit Agreement, to be entered into by and among the Company, certain lenders party thereto and the arranger and administrative agent therefor, as the same may be amended, modified, restated, supplemented, refinanced, extended, refunded or replaced (in whole or in part) (including with lenders other than the initial lenders) from time to time and (b) any related agreements or instruments in respect of any amendment, modification, restatement, supplement, refinancing, extension, refunding or replacement of senior indebtedness (including one or more replacement credit agreements).

“Commitment” means, when referring to a dollar amount, an amount committed by a Member or prospective Member for investment in the Interests of the Company pursuant to (a) a Subscription Agreement and (b) an assumption by such Member of any Commitment of a Defaulting Member pursuant to Section 7.1(d) or of a transferring Member.

“Company Minimum Gain” means “partnership minimum gain” within the meaning of Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d)(1).

“Cost Basis” means, as of any time of determination with respect to any Asset, the Company’s adjusted tax basis in that Asset at such time as determined for federal income tax purposes; provided, however, that if the Company has made an election under Section 754 of the Code or is subject to mandatory adjustments under Section 734 of the Code, such tax basis shall be determined after giving effect to adjustments made under Section 734 of the Code but (except as provided in Treasury Regulation Section 1.734-2(b)(1)) without regard to adjustments made under Section 743 of the Code.

“Custodial Account” means one or more segregated trust accounts maintained pursuant to ~~the requirements of the Investment Company Act and other~~ applicable law to hold the Assets.

“Custodian” means an entity which maintains the Custodial Account pursuant to ~~the requirements of the Investment Company Act and other~~ applicable law.

“Defaulting Member” shall have the meaning assigned to such term in Section 7.1(d).

“Delaware Act” means the Delaware Limited Liability Company Act (6 Del.C. ss. 18-101, et seq.), as amended from time to time and any successor thereto.

“Director” means each director of the Company who at the time in question has been duly elected or appointed and has qualified as a director in accordance with the provisions hereof and is then in office.

“Disabling Conduct” shall have the meaning set forth in Section 9.5.

“Disinterested Non-Party Directors” shall have the meaning set forth in Section 9.6(a).

“Excess Nonrecourse Liabilities” means “excess nonrecourse liabilities” within the meaning of Treasury Regulations Section 1.752-3(a)(3).

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~~“Distribution Restriction Event” means (i) a violation of the Over-Collateralization Test (without giving effect to the grace period provided therein) under the Credit Agreement, or (ii) an Event of Default under the Credit Agreement, or (iii) Company Equity (including any outstanding Affiliate Equity Security) being less than Adjusted Contributed Company Capital under the Credit Agreement. Terms used in this definition and not defined herein shall have the meanings given to such terms in the Credit Agreement.~~

~~“Drawdown Date” means each date that the Company draws down Common Share Commitments.~~

~~“Enhanced Preferred Shares,” if any, means any Preferred Shares that benefit from an insurance policy or other credit enhancement.~~

“Fiscal Quarter” means a three calendar month period ending March 31, June 30, September 30 or December 31 of a Fiscal Year.

“Fiscal Year” means the Company’s fiscal year, which shall end on each December 31 unless otherwise determined by the Board of Directors.

“Incapacity” or “Incapacitated” means, as to any Person, the bankruptcy, insolvency, death, disability, adjudication of incompetence or insanity, dissolution or termination, as the case may be, of such Person.

“Indemnified Person” shall have the meaning assigned to such term in Section 9.5.

“Independent Director” means a Director that is not an Interested Person.

“Initial Drawdown Date” means the date on which the first Capital Contributions in respect of the ~~Common Share~~ Commitments ~~are~~were made with respect to the ~~Common Shares~~Interests.

~~“Initial Member” means Howard Levkowitz, in his capacity as Initial Member of the Company.~~

“Interested Person” has the meaning given to such term in the Investment Company Act.

“Investment Committee” shall have the meaning set forth in Section 10.11.

“Interests” means the units of beneficial interest into which the membership interests of the Company may be divided from time to time and includes fractions of Interests as well as whole Interests.

“Investment Company Act” means the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

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“Investment Manager” means Tennenbaum Capital Partners, LLC, a Delaware limited liability company, in its capacity as investment manager to the Company, and any successor thereto selected in accordance with the Advisory Agreement and the Investment Company Act.

~~“Investment Period” means the period commencing on the Initial Drawdown Date and ending on October 10, 2016.~~

“Manager Affiliate” shall have the meaning set forth in Section 9.8.

“Managing Member” means SVOF/MM, LLC, a Delaware limited liability company, in its capacity as managing member to the Company, and any successor thereto.

“Member” means any Person that is admitted as a ~~Common Member or Preferred~~ Member of the Company in accordance with the terms of this Agreement at the time of reference thereto.

“Member Nonrecourse Debt” means “partner nonrecourse debt” within the meaning of Treasury Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Deduction” means “partner nonrecourse deduction” within the meaning of Treasury Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2).

“Member Nonrecourse Distribution” means a distribution to a Member that is allocable to a net increase in such Member’s share of Member Nonrecourse Debt Minimum Gain pursuant to Treasury Regulations Section 1.704-2(i)(6).

“Net Asset Value” means the value of the Assets less the liabilities of the Company, calculated pursuant to Section 14 in accordance with generally accepted accounting principles and, for so long as the Company is registered as an investment company under the Investment Company Act, in compliance with the Investment Company Act.

“Net Loss” means any realized and unrealized net decrease in the net asset value of the Company (after liabilities of any sort (whether contingent or otherwise), guaranteed payments and expenses of any sort) from the beginning of an Accounting Period to the end of such Accounting Period (determined in accordance with U.S. generally accepted accounting principles consistently applied), excluding from such calculation any increase due to any Capital Contributions made during such Accounting Period and any decrease due to any distributions or withdrawals made during such Accounting Period.

“Net Profit” means any realized and unrealized net increase in the Net Asset Value of the Company (after liabilities of any sort (whether contingent or otherwise), guaranteed payments and expenses of any sort) from the beginning of an Accounting Period to the end of such Accounting Period (determined in accordance with U.S. generally accepted accounting principles consistently applied), excluding from such calculation any increase due to any Capital Contributions made during such Accounting Period and any decrease due to any distributions or withdrawals made during such Accounting Period.

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“Nonrecourse Deduction” means a nonrecourse deduction determined pursuant to Treasury Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

“Nonrecourse Distribution” means a distribution to a Member that is allocable to a net increase in Member Nonrecourse Debt Minimum Gain pursuant to Treasury Regulations Section 1.704-2(h)(1).

“Nonrecourse Liability” shall have the meaning assigned to it in Treasury Regulations Section 1.704-2(b)(3).

“Offering Memorandum” means the Confidential Private Placement Memorandum, dated August 2006, relating to the ~~Common Shares~~offering of common Interests, as amended or supplemented from time to time.

“Other Accounts” shall have the meaning set forth in Section 9.8.

“Partially Adjusted Capital Account” means with respect to any Member as of the last day of any Accounting Period, the Capital Account of such Member as of the beginning of the Accounting Period ending on such date, adjusted as set forth in Section 7.3 to reflect (a) all contributions made by and distributions made to such Member during the Accounting Period ending on such date and (b) all allocations of items of Company income, gain, loss or expense made for such Accounting Period pursuant to Sections 7.6-7.8, but (c) before giving effect to any allocation of Net Profit or Net Loss made for such Accounting Period pursuant to Section 7.5.

“Person” means any human being, partnership, limited liability company, corporation, trust or other entity.

“Placement Agents” means, collectively, Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC and such other placement agents as may be designated by the Investment Manager and approved by the Board of Directors.

“Portfolio Company” means any Person that has issued any securities or incurred any obligations that are then owned, or that previously were owned, by the Company.

“Portfolio Partnership” means Tennenbaum Opportunities Partners V, LP, a Delaware limited partnership, as it may from time to time be constituted.

~~“Preferred Member” means a Member holding Preferred Shares of the Company.~~

~~“Preferred Shares” means the preferred Shares of membership interests of the Company having the rights and other terms set forth in the Statement of Preferences for the applicable series thereof, including without limitation any Series A Preferred Shares, any Series S Preferred Shares and any Series Z Preferred Shares.~~

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“Replacement Principal” shall have the meaning set forth in Section 10.11.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Section 7.7(a) Net Loss Amounts” shall have the meaning set forth in Section 7.7(a).

“Section 705(a)(2)(B) Expenditures” means non-deductible expenditures of the Company that are described in Section 705(a)(2)(B) of the Code, and organization and syndication expenditures and disallowed losses to the extent that such expenditures or losses are treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i).

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

~~“Shares” means the units of beneficial interest into which the membership interests of the Company shall be divided from time to time and includes fractions of Shares as well as whole Shares.~~

“Statement of Preferences” means any statement of preferences setting forth the rights and other terms of any ~~Preferred Shares~~preferred Interests issued by the Company.

“Subscription Agreement” means each subscription agreement and any related supplemental subscription agreement executed by any existing or prospective Member relating to such Member’s investment in the Company.

~~“Subscription Period” means the period commencing on the Initial Drawdown Date and ending on or prior to April 10, 2009.~~

“~~Subsequent Drawdown Date” has the meaning assigned to such term in~~Substituted Member” means any Person admitted as a Member pursuant to Section ~~7.1~~11.2(b).

“Target Capital Account” means, with respect to any Member as of the last day of any Accounting Period or interim period, an amount (which may be either a positive or a deficit balance) equal to the amount that such Member would receive as a distribution if all assets held by the Company on such date were sold for an aggregate amount of cash equal to the fair market value (as computed as of such last day) of such assets, all liabilities were satisfied in accordance with their terms and all remaining cash were distributed to the Members in accordance with the relevant provisions of Section 8 or, after the allocation of all items of Net Profit or Net Loss in accordance with the priority set forth in Section 8.1 as of such last day, Section 7.5, as applicable (computed after the contributions received and distributions made by the Company with respect to the Accounting Period or interim period ending on such date have been taken into account as provided in Section 7.3).

“~~Substituted~~Tax Matters Member” means ~~any Person admitted as a Member~~the Managing Member in its capacity as the “tax matters partner” pursuant to Section ~~11.2~~9.9(~~b~~a).

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“Transaction Documents” has the meaning assigned to such term in the Credit Agreement.

“Transfer” or “Transferred” means, with respect to any legal or beneficial interest in the Company, a direct or indirect sale, transfer, assignment, gift, pledge, hypothecation or other disposition or encumbrance of any nature of or on such interest, whether by operation of law or otherwise (including a transfer as a result of a merger or consolidation involving a Member or a sale of all or substantially all of a Member’s assets).

“Transferee” means, with respect to any legal or beneficial interest in the Company, the Person to whom the Transferor of such interest desires to Transfer or has Transferred such interest.

“Transferor” means, with respect to any legal or beneficial interest in the Company, the Member or other Person desiring to Transfer such interest.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

~~“Unfunded Commitment” means, with respect to any Common Member as of any date, the amount of such Common Member’s Common Share Commitment minus such Common Member’s Aggregate Capital Contributions previously made.~~

“Valuation Date” means (i) the last Business Day of each Fiscal Quarter, (ii) a date selected by the Company within 48 hours prior to each ~~capital call or other~~ issuance (exclusive of Sundays and holidays) of ~~Common Shares~~Interests by the Company, (iii) each distribution declaration date (after giving effect to the relevant declaration), (iv) the date on which the Company terminates, and (v) such other dates as determined by the Board of Directors, in accordance with the valuation policies and guidelines approved from time to time by the Board of Directors.

SECTION 2.

LIMITED LIABILITY COMPANY FORMATION AND IDENTIFICATION

2.1         Formation

The Company has been formed as a limited liability company pursuant to the Delaware Act by the filing of the Certificate with the Secretary of State, Division of Corporations, in accordance with the Delaware Act on September 27, 2006. The Company is hereby continued under, and its business and affairs shall be conducted in accordance with, the Delaware Act, and this Agreement shall be governed by the laws of the State of Delaware. ~~Common Members shall be admitted as Members of the Company upon the Investment Manager’s execution of this Agreement as the attorney-in-fact for such Common Members. Preferred Members shall be admitted as Members of the Company pursuant to the provisions of the applicable Statement of Preferences.~~ In addition, any Member will be admitted as a Member of the Company upon the execution of a counterpart of this Agreement by such Member.

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2.2         Name and Place of Business

The name of the Company shall be “Tennenbaum Opportunities Fund V, LLC” or such other name or names as may be selected by the Investment Manager from time to time with written notice given to the Members of such change. The principal office of the Company shall be at the principal place of business of the Investment Manager at 2951 28th Street, Suite 1000, Santa Monica, California 90405, or other or additional places of business as may be selected from time to time by the Company.

2.3         Records of Members

The addresses and schedules of capital accounts and other matters related to the Members shall be those set forth in the Company records. A Member may change its address by written notice to the Company, in care of the Investment Manager, at the address set forth in Section 2.2.

2.4         Limited Liability Company

The Company has been formed as a limited liability company under and pursuant to the Delaware Act. The Board of Directors and the Members specifically intend and agree that the Company shall, for purposes of the Code and state tax laws, be classified as a ~~regulated investment company and none of them shall make any election or take any other action that would cause their relationship under this Agreement to be excluded from the application of all or any part of Subchapter M of the Code (or any successor provisions)~~partnership. The Members specifically intend and agree that the Company shall not be a partnership (including, but not necessarily limited to, a limited partnership) or any other venture under Delaware law, but a limited liability company under and pursuant to the Delaware Act. No Member shall be construed to be a partner in the Company or a partner of any Member or other Person in the Company, and the Certificate, this Agreement and the relationships created for any purpose other than the Code and applicable state tax laws thereby and arising therefrom shall not be construed to suggest otherwise. The Members hereby acknowledge and agree that the Investment Manager and any persons that may be appointed as such by the Board of Directors or the Investment Manager are “authorized persons” within the meaning of Section 18-204 of the Delaware Act.

SECTION 3.

PURPOSE, NATURE OF BUSINESS AND POWERS

(a)          The purposes of the Company and the business to be carried on by it, subject to the limitations contained elsewhere in this Agreement and the requirement that the Company invest all of its investable assets in common limited partner interests of the Portfolio Partnership, are to engage in any business lawful for a corporation or partnership formed under the laws of the State of Delaware, including to act as an investment company.

(b)          The Company shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes and business described herein and for the protection and benefit of the Company, and shall have, without limitation, any and all of the powers of a business corporation or partnership organized under the laws of the State of Delaware.

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(c)          All property owned by the Company, real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member or Director, individually, shall have any ownership of such property.

SECTION 4.

TERM

The existence of the Company commenced on the date the Certificate was filed in the Office of the Secretary of State and shall continue in full force and effect until ~~the end of the Investment Period, plus up to two one-year extensions if requested by the Investment Manager and approved by a majority of the outstanding Shares~~October 10, 2018.

SECTION 5.

~~SHARES OF~~ MEMBERSHIP ~~INTEREST~~INTERESTs

5.1         Beneficial Interest

~~The interest of the Members in the Company hereunder shall be divided into an unlimited number of shares of membership interest, par value $.001 per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Company (if any) therefor shall have been received by the Company.~~

A capital account (“Capital Account”) shall be established for each Member and shall initially equal the Capital Contributions of such Member, which shall be equal to the aggregate amount of cash contributed by such Member to the Company plus the fair market value of property contributed by such Member to the Company (net of any liabilities secured by such property that the Company is considered to assume or take subject or pursuant to Section 752 of the Code), minus the amount of money and the fair market value of property, if any, distributed to such Member by the Company (net of any liabilities secured by such property that such Member is considered to assume or take subject or pursuant to Section 752 of the Code). With respect to the deemed liquidation and recontribution of assets resulting for federal income tax purposes from the election by the Company to cease being taxable under Subchapter M of the Code as of the close of business on ________________, 2015 and to be classified as a partnership, subject to Subchapter K of the Code commencing ________________, 2015, the opening Capital Account of each Member on ________________, 2015 shall equal the product of the Net Asset Value of the Company as of ________________, 2015 times a fraction the numerator of which is the number of Interests owned by such Member as of the close of business on ________________, 2015 and the denominator of which is the aggregate number of Interests of the Company outstanding at such time. Each such Capital Account shall be adjusted in accordance with the provisions of Section 7.

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5.2         Classes and Series

~~The Directors shall have the authority, without the approval of any Members of the Company, to classify and reclassify both issued and outstanding and authorized but unissued Shares into one or more classes and one or more series of any or all of such classes, each of which classes and series thereof shall have such designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions as the Directors shall determine from time to time with respect to each such class or series by amendment to this Agreement without the approval of any Members of the Company; provided, however, that no~~No reclassification of any ~~issued and outstanding Shares~~existing Interests and no modifications of any of the designations, powers, preferences, voting, conversion or other rights, limitations, qualifications and terms and conditions of any ~~issued and outstanding Shares~~existing Interests may be made by the Board of Directors without the affirmative vote of the ~~Shares~~Members specified in Section 10.3 to the extent required thereby ~~and the satisfaction of any conditions to such reclassification as set forth in the applicable Statement of Preferences~~.

5.3         Issuance of ~~Shares~~Interests

(a)          The Directors, in their discretion, may from time to time without vote of the Members issue ~~Shares~~Interests of any class or any series of any such class to such Person or Persons and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Directors may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. ~~The Directors may from time to time divide or combine the Shares of any class or any series of any such class into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and repurchases of Shares may be made in whole Shares and/or fractions as the Directors may determine.~~

(b)          To ensure that Interests are not traded on an established securities market within the meaning of Regulations Section 1.7704-1(b) or readily tradable on a secondary market or the substantial equivalent thereof within the meaning of Regulations Section 1.7704-1(c), notwithstanding anything to the contrary contained herein,

(i)          the Company shall not participate in the establishment of any such market or the inclusion of its Interests thereon, and

(ii)         the Company shall not recognize any Transfer made on any market by: (A) redeeming the Transferor Member (in the case of a redemption or repurchase by the Company); or (B) admitting the Transferee as a Member or otherwise recognizing any rights of the Transferee, such as a right of the Transferee to receive Company distributions (directly or indirectly) or to acquire an interest in the capital or profits of the Company.

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5.4         Rights of Members

The ~~Shares~~Interests shall be personal property giving only the rights in this Agreement specifically set forth. The ownership of the Assets of every description is vested in the Company. The right to conduct and supervise the conduct of the business of the Company is vested exclusively in the Directors (subject to Section 9.1(a) and the right of the ~~Board of~~ Directors to delegate all or any part of their authority to any person or group of persons, including, without limitation, the Investment Manager), and the Members shall have no interest therein other than the beneficial interest conferred by their ~~Shares~~Interests, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Company nor can ~~they~~any Member be called upon to share or assume any losses of the Company or suffer an assessment of any kind by virtue of their ownership of ~~Shares~~Interests. No ~~Shares~~Interests of any class or series shall entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as otherwise specified in this Agreement or as specified by the Directors in the designation or redesignation of any such class or series).

SECTION 6.

REGISTERED OFFICE AND AGENT FOR SERVICE OF PROCESS

The Corporation Trust Company is hereby designated, subject to change by the Investment Manager, as the registered office of the Company and as the agent upon whom process issued by authority of or under any law of the State of Delaware may be served.

SECTION 7.

CAPITAL CONTRIBUTIONS

7.1         Capital Contributions of Members

The Company has called all of its capital from the Members and is not entitled to require any additional Capital Contribution by any Member.

~~(a)          Each prospective subscribing Common Member, to be admitted as a Member of the Company at the Initial Drawdown Date, must deliver to the Investment Manager a completed, executed Subscription Agreement, which must be satisfactory to the Investment Manager, and in which, among other things, such prospective Common Member represents that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and a “qualified client” within the meaning of Rule 205-3 of the Advisers Act. The minimum Common Share Commitment to which a Common Member may subscribe shall be $10,000,000; provided, however, that the Investment Manager may, in its sole discretion, waive this requirement. On the Initial Drawdown Date, each prospective Common Member whose subscription has been accepted on or prior to such date shall contribute to the Company 20% of its Common Share Commitment or such other proportion as the Investment Manager shall have determined. The Company may accept additional Common Share Commitments (each an “Additional Common Share Commitment”) from existing and additional prospective Common Members who satisfy the requirements set forth in the first two sentences of this Section 7.1(a) until the third Drawdown Date. On the date of original issuance of each series of Preferred Shares, each Person who is admitted as a Member holding Preferred Shares of such series in accordance with the applicable Statement of Preferences shall, in connection therewith, contribute to the Company an amount in cash equal to the purchase price for such Preferred Shares.~~

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~~(b)          Subsequent to the Initial Drawdown Date, the Company will draw down Common Share Commitments on multiple Drawdown Dates (each, a “Subsequent Drawdown Date”). On each Drawdown Date, the Company will issue Common Shares at Net Asset Value per Common Share as calculated within 48 hours prior to issuance (exclusive of Sundays and holidays) in an aggregate amount equal to the percentage of the Common Share Commitments drawn down; provided, however, that in order to ensure that the appropriate portion of the Company’s organizational, offering and operational expenses (excluding interest and preferred dividends) through the relevant Subsequent Drawdown Date are borne by the subscribers for Additional Common Share Commitments, the price per Common Share for the initial drawdown in respect of any Additional Common Share Commitment shall be adjusted to be the Net Asset Value per Common Share as so calculated plus an additional amount not less than the quotient obtained by dividing (i) the sum of (A) the product obtained by multiplying (I) 20% of the aggregate amount of such Additional Common Share Commitment times (II) the quotient obtained by dividing (x) the aggregate amount of the organizational and offering expenses, and an allocable portion of operational expenses (excluding interest and preferred dividends), of the Company in respect of the Common Shares incurred for accounting purposes through the related pricing date by (y) 20% of the aggregate amount of the Common Share Commitments (including such Additional Common Share Commitments) accepted through such pricing date plus (B) the product obtained by multiplying (I) the aggregate amount of such Additional Common Share Commitment times (II) the quotient obtained by dividing (x) the aggregate amount of sales commissions payable by the Company in respect of all such Additional Common Share Commitments by (y) the aggregate amount of all Common Share Commitments by (ii) the number of Common Shares being purchased at such initial drawdown in respect of the portion of such Additional Common Share Commitment being drawn at such time (which number shall be calculated by dividing such initial drawdown amount of such Additional Common Share Commitment by the Net Asset Value per Common Share as calculated pursuant to the initial clause of this sentence without regard to this proviso). For the avoidance doubt, the phrase “such additional Common Share Commitment” (or the plural thereof) refers only to Additional Common Share Commitments with respect to which such Subsequent Drawdown Date is the date of the initial drawdown. On the first Subsequent Drawdown Date after which any particular Additional Common Share Commitment has been accepted by the Company, the drawdown in respect of such Additional Common Share Commitment shall equal the percentage of the initial Common Share Commitments drawn through such date.~~

~~(c)          Unfunded Commitments may be called by the Company at any time during the Subscription Period in any amount on not less than 15 days prior written notice to the Common Members; provided, however, that (i) except as set forth in the proviso to Section 7.1(b), all Capital Contributions for Common Shares shall be on a pro rata basis in proportion to each Common Member’s respective Unfunded Commitment, (ii) the aggregate amount of Capital Contributions required on each Subsequent Drawdown Date shall be at least 10% of the aggregate Common Share Commitments (or, with respect to the last Subsequent Drawdown Date, any amount left undrawn), and (iii) all calls for Capital Contributions shall be made so that they are required to be funded on or prior to the end of the Subscription Period.~~

~~(d)          If any Common Member fails to make full payment of any portion of its Common Share Commitment or any other payment required hereunder when due (a “Defaulting Member”), the Company shall give such Defaulting Member written notice of its default in payment and in the event such default shall continue beyond the tenth calendar day following such notice, the Company may, in its sole discretion, take any one or more of the following actions:~~

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~~(i)          The Company may assist the Defaulting Member in finding a buyer for the Defaulting Member’s Common Shares which buyer will assume the Defaulting Member’s obligations hereunder, subject to the restrictions on transfer contained in Section 11.2 (in which case such Person shall, as a condition of purchasing such Common Shares, become a party to this Agreement and assume such Defaulting Member’s obligation to make both defaulted and future Capital Contributions).~~

~~(ii)         The Company may pursue and enforce all rights and remedies the Company may have against the Defaulting Member, including a lawsuit to collect the overdue amount, with interest calculated thereon at a rate equal to the Base Rate plus six percent (6%) per annum or, if greater, the annualized rate of total return per Common Share over the prior four fiscal quarters (or since commencement of operations if less than four fiscal quarters) (but not in excess of the highest rate per annum permitted by applicable law).~~

~~(iii)        The Company may offer a Defaulting Member’s Common Shares to the Common Members (other than any Defaulting Member), which offer shall be made pro rata in accordance with the non-defaulting Members’ respective Common Share Commitments, at a discount to the Net Asset Value of such Common Shares. The purchase price for such Common Shares will be determined in the sole discretion of a majority of the Independent Directors; provided, however, that such Defaulting Member shall receive not less than 66% of the most recently determined Net Asset Value of such Common Shares. If a non-defaulting Member elects not to purchase all of the Common Shares offered to it, such unpurchased Common Shares shall be reoffered pro rata to the non-defaulting Members who have purchased all of the Common Shares offered to them until either all of such Common Shares are acquired or no non-defaulting Member wishes to make a further investment. At the closing of such purchase (on a date and at a place designated by the Company), each purchasing Member shall, as payment in full for the Defaulting Member’s Common Shares being purchased, (A) deliver a non-interest bearing, non-recourse promissory note (in a form approved by the Company) payable upon the earlier to occur of ten years after delivery of the note or liquidation of the Company, secured only by the Defaulting Member’s Common Shares being purchased by such Member (excluding the portion of such Common Shares represented by contributions made by such purchaser with respect to such Common Shares), payable to the Defaulting Member in an amount equal to the purchase price of the portion of the Defaulting Member’s Common Shares being purchased by such Member, and (B) assume the portion of the Defaulting Member’s obligation to make both defaulted and future Capital Contributions and other payments pursuant to its Common Share Commitment and this Agreement which are commensurate with the portion of the Defaulting Member’s Common Shares being purchased by such Member. Upon the closing of such purchase, each purchasing Member shall make a Capital Contribution in an aggregate amount equal to that portion of the assumed Common Share Commitment representing the defaulted Common Share Commitment of the Defaulting Member, and the balance of the assumed Common Share Commitment shall be added to such purchasing Member’s Common Share Commitment for all purposes under this Agreement. The Company shall specify the procedures for making and accepting the offers contemplated by this subparagraph and shall, in its discretion, set time limits for acceptance. All Capital Contributions made by the purchasing Members shall be “Capital Contributions” made under this Agreement and Common Shares shall be issued to such Members accordingly. If all of the Defaulting Member’s Common Shares are not purchased pursuant to the immediately preceding provisions, the Company may offer any remaining Common Shares to any other Person on the same terms as originally offered to the Members pursuant to such provisions, subject to the restrictions on transfer contained in Section 11.2 (in which case such Person shall, as a condition of purchasing such Common Shares, become a Member party to this Agreement and assume such Defaulting Member’s obligation to make both defaulted and future Capital Contributions).~~

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~~(iv)        The Company may repurchase, retire and cancel such Defaulting Member’s Common Shares at a discount to the Net Asset Value of such Common Shares. The consideration to be paid to such Defaulting Member upon any repurchase, retirement or cancellation of such Common Shares will be determined in the sole discretion of a majority of the Independent Directors; provided, however, that such Defaulting Member shall receive not less than 66% of the Net Asset Value of such Common Shares.~~

~~(v)         The Company may offer to the Common Members (other than such Defaulting Member) for assumption by the non-defaulting Members such Defaulting Member’s Common Share Commitment to make its Capital Contribution which was not made (“Defaulted Commitment”), which offer shall be made pro rata in accordance with the non-defaulting Members’ respective Common Shares. If a non-defaulting Member elects not to assume the entire portion of the Defaulted Commitment offered to it, such unassumed Defaulted Commitment shall be reoffered pro rata to the non-defaulting Members who have elected to assume the entire portion of the Defaulted Commitment offered to them until either all of such Defaulted Commitment is assumed or no non-defaulting Member wishes to make a further assumption of the Defaulted Commitment. At the closing of such offer (on a date and at a place designated by the Company), each assuming Member shall make a Capital Contribution in an amount equal to that portion of the Defaulted Commitment assumed by it in accordance with the provisions of this subparagraph which is then due or past due. The Investment Manager shall specify the procedures for making and accepting the offers contemplated by this subparagraph and shall, in its discretion, set time limits for acceptance. If the entire Defaulted Commitment is not assumed pursuant to the preceding provisions, the Company may offer to any other Person for assumption any remaining portion of the Defaulted Commitment, subject to the restrictions on transfer contained in Section 11.2 (in which case such third party or parties shall become a party to this Agreement). All Capital Contributions made by the non-defaulting Members and other Persons pursuant to this subparagraph (v) shall be “Capital Contributions” made under this Agreement, and the Common Shares of each of such Members and other Persons shall be adjusted accordingly. Such Defaulting Member’s Common Share Commitment shall be reduced by the aggregate amount of Defaulted Commitment assumed by the non-defaulting Members and such other Persons and for which payments have been actually received by the Company.~~

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~~(vi)        The Company may reduce (effective on the date of the default) the Defaulting Member’s Common Share Commitment (to the extent it has not been assumed by another Member or Person) to the amount of Capital Contributions actually made by such Defaulting Member (net of distributions pursuant to Section 8.1), and the aggregate Common Share Commitment of such Defaulting Member shall be commensurately reduced; provided, however, that the Common Share Commitments of the non-defaulting Members shall not be reduced.~~

~~(vii)       If the Defaulting Member is an entity formed for the purpose of investing in the Company and such Defaulting Member’s failure to make any portion of a Capital Contribution when required is caused by the failure of one or more of such Defaulting Member’s investors to either (i) make an equity contribution or (ii) deliver payment in exchange for any notes issued to such investor, to such Defaulting Member, the Company may, in its sole discretion, apply the provisions of this Section 7.1(d) to such Defaulting Member’s Common Shares and/or Common Share Commitments on a pro rata basis to appropriately reflect the effect of the failure of such Defaulting Member’s defaulting equity investors in a manner which is equitable to such Defaulting Member’s non-defaulting equity investors.~~

~~(e)          No consent of any Member shall be required as a condition precedent to any transfer, assignment, assumption or other disposition of a Defaulting Member’s Common Shares or Common Share Commitment, as the case may be, pursuant to Section 7.1(d). If all of the Defaulting Member’s Common Shares and its Common Share Commitments are purchased in the manner set forth in Section 7.1(d), such Defaulting Member shall cease to be a Common Member in the Company and shall cease to have the power to exercise any rights or powers of a Common Member.~~

~~7.2         Contribution of SVOF/MM LLC or Another Affiliate of the Investment Manager~~

~~If the Board of Directors approves the issuance of the Series S Preferred Share, SVOF/MM LLC or another affiliate of the Investment Manager shall receive one Series S Preferred Share in exchange for its contribution of $1,000.00 on the Initial Drawdown Date or such other date as the Board of Directors shall approve. The Series S Preferred Share shall have the designations, powers, preferences, voting and other rights, limitations, qualifications and terms and conditions set forth in the Statement of Preferences therefor attached hereto as Appendix A.~~

7.37.2    Withdrawal of Capital

No Member shall have any right to withdraw from the Company except in connection with the admission of one or more Transferees of all of such Member’s ~~Shares~~Interests in the Company. No Member shall have any right to require the Company to repurchase or redeem all or any portion of its ~~Shares except as provided in or pursuant to any Statement of Preferences. Further, no Common Member shall have any right to withdraw its Common Share Commitment~~Interests.

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7.3         Capital Accounts.

(a)          Without limiting the foregoing and subject to paragraphs (b), (c), (d) and (e) below and to Section 7.8, the Capital Account maintained for each Member shall be increased by the aggregate amount of additional Capital Contributions made by such Member and by the aggregate amount of Net Profit and other items of income and gain allocated to such Member pursuant to Sections 7.4-7.8; decreased by the aggregate amount of distributions made by the Company to such Member; and by the aggregate amount of Net Loss and other items of deduction, expenditure and loss allocated to such Member pursuant to Sections 7.4-7.8. In crediting or debiting a Member’s Capital Account, whether in connection with its Capital Contribution or thereafter, the Capital Account balance shall be (i) increased by the amount of any liability of the Company that the Member assumes (within the meaning of Treasury Regulations Section 1.704-1(b)(2)(iv)(c)) (excluding liabilities assumed in connection with the distribution of Company property and excluding increases in such Member’s share of Company liabilities pursuant to Section 752 of the Code) and (ii) decreased by the amount of any individual liability of such Members for which the Company becomes personally and primarily liable (excluding liabilities assumed in connection with the contribution of property to the Company by such Member and excluding decreases in such Member’s share of Company liabilities pursuant to Section 752 of the Code).

(b)          The Directors may adjust the Members’ Capital Accounts in accordance with, and upon the occurrence of an event described in Treasury Regulations Section 1.704-1(b)(2)(iv)(f) including but not limited to the addition of new Members and to reflect a revaluation of the Company’s assets on the Company’s books. Such adjustments to the Members’ Capital Accounts shall be made in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain or loss with respect to such revalued property.

(c)          Except as may be required by applicable law, no Member with a negative balance in its Capital Account shall have any obligation, in connection with the liquidation of the Company or otherwise, to restore such negative balance.

(d)          Upon any Transfer (other than a pledge or hypothecation) of an interest in the Company, a proportionate share of the Capital Account of the Transferor shall be transferred to the Transferee.

(e)          All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b)(2)(iv), as amended, and shall be interpreted and applied in a manner consistent with such Treasury Regulations. The Directors shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with the Treasury Regulations promulgated under Section 704 of the Code.

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7.4         Allocations in General

Company income, gain, loss and expense shall be allocated to the Capital Accounts of the Members in accordance with Sections 7.5-7.9.

7.5         Allocation of Net Profit and Net Loss

The Directors shall seek to determine and allocate all items of profit, gain, loss and deductions, as described below, with respect to each Accounting Period of the Company within 60 days after the end of each Accounting Period and on a preliminary basis with respect to each calendar quarter occurring within an Accounting Period within 60 days after the end of such quarter. After giving effect to the special allocations set forth in Sections 7.6, 7.7 and 7.8, the Net Profit or Net Loss of the Company for such Accounting Period shall be allocated to the Capital Accounts of the Members as follows:

(a)          Net Profit and Net Loss of the Company shall be allocated among the Members so as to reduce proportionately (i) in the case of Net Profit, the difference between their respective Target Capital Accounts and Partially Adjusted Capital Accounts as of the end of such Accounting Period or interim period, or (ii) in the case of Net Loss, the difference between their respective Partially Adjusted Capital Accounts and Target Capital Accounts as of the end of such Accounting Period. No portion of the Company’s Net Profit or Net Loss for any Accounting Period or interim period shall be allocated to any Member, in the case of Net Profit, whose Partially Adjusted Capital Account is greater than or equal to its Target Capital Account or, in the case of Net Loss, whose Target Capital Account is greater than or equal to its Partially Adjusted Capital Account as of the end of such Accounting Period or interim period.

(b)          The following special allocations of items of Company income, gain, loss and expense taken into account in determining Net Profit and Net Loss shall be made in the circumstances described below:

(i)          if the Company has Net Profit for any Accounting Period or interim period and, notwithstanding the application of Section 7.5(a), any Member’s Partially Adjusted Capital Account is greater than its Target Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Member with such difference shall be specially allocated items of Company loss or expense for such Accounting Period or interim period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account;

(ii)         if the Company has Net Loss for any Accounting Period or interim period and, notwithstanding the application of Section 7.5(a), any Member’s Partially Adjusted Capital Account is less than its Target Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Member with such difference shall be specially allocated items of Company income or gain for such Accounting Period or interim period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account; and

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(iii)        if the Company has neither Net Profit nor Net Loss for any Accounting Period or interim period and, notwithstanding the application of Section 7.6(a) (other than the proviso to Section 7.6(a)(i)), any Member’s Target Capital Account differs from its Partially Adjusted Capital Account (determined prior to giving effect to this Section 7.6(b)), then the Member with such difference shall be specially allocated items of Company income or gain (if such Member’s Target Capital Account exceeds its Partially Adjusted Capital Account) or loss or expense (if such Member’s Target Capital Account is less than its Partially Adjusted Capital Account) for such Accounting Period or interim period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account.

(c)          In calculating the Net Profit or Net Loss of the Company for purposes of determining allocations to the Capital Accounts of the Members, (i) items that are required by Section 703(a)(1) of the Code to be separately stated will be included; (ii) items of income that are exempt from inclusion in gross income for federal income tax purposes will be treated as items of income, and related deductions that are disallowed under Section 265 of the Code will be treated as deductions; (iii) Section 705(a)(2)(B) Expenditures will be treated as deductions; (iv) items of gain, loss, depreciation, amortization, or depletion that would be computed for federal income tax purposes by reference to the Cost Basis of an item of Company property will be determined by reference to the value of such item of property for purposes of determining Net Asset Value; and (v) the effects of upward and downward revaluations of Company property pursuant to Section 7.3(b) will be treated as gain or loss respectively from the sale of such property.

(d)          In the event that the value of any item of Company property for purposes of determining Net Asset Value differs from its Cost Basis, subject to Treasury Regulations Section 1.704-3(d)(2), the amount of depreciation, depletion, or amortization for purposes of determining Net Profit or Net Loss for a period with respect to such property will be computed so as to bear the same relationship to the value of such property for purposes of determining Net Asset Value as the depreciation, depletion, or amortization computed for tax purposes with respect to such property for such period bears to the Cost Basis of such property. If the Cost Basis of such property is zero, the depreciation, depletion, or amortization with respect to such property for purposes of determining Net Profit or Net Loss will be computed by using a method consistent with the method that would be used for tax purposes if the Cost Basis of such property were greater than zero.

(e)          The parties hereto acknowledge and agree that the purpose of the allocations set forth in this Section 7.5 is to allocate Net Profit and Net Loss (or items thereof) among the Members in a manner that conforms, as closely as possible, to the manner in which amounts would be distributed among the Members pursuant to Section 8.1. In all events, the basic economic arrangement of the Members set forth in Section 8.1 shall be controlling. The parties hereto further acknowledge and confirm the authority of the Directors, pursuant to Section 7.6 or otherwise, to make such corrective allocations as it deems necessary to achieve the purpose described in the two immediately preceding sentences.

(f)          Net Profit and Net Loss (or items thereof) for each period attributable to Investments made in respect of the Escrowed Managing Member Account shall be specially allocated to the Managing Member.

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7.6         Corrective Adjustments

If, for any reason, allocations of Net Profit and Net Loss (or any item of income, gain, loss or expense taken into account in determining Net Profit and Net Loss) do not correspond to distributions of amounts reflecting Aggregate Net Profit or other property made or required to be made by the Company pursuant to Section 8 (due, for example, to events occurring between the time that such allocations are made and the time that the related distributions are made), then the Directors shall allocate Net Profit and Net Loss (and, if necessary, items of Company income (including gross income), gain, loss and expense taken into account in determining Net Profit and Net Loss) and any other items of Company income, gain, loss and expense recognized in subsequent Accounting Periods among the Members in such a manner as shall, in the Directors’ sole discretion, eliminate as rapidly as possible the disparity between the prior allocations of Net Profit and Net Loss (or items taken into account in determining Net Profit and Net Loss), on the one hand, and those non-corresponding distributions, on the other hand. In all cases, any corrective adjustments made pursuant to this Section 7.6 shall be controlled by the economic arrangement of the Members set forth in Section 8.

7.7         Special Allocations

Prior to making any allocations under Section 7.5 or Section 7.6, the following special allocations shall be made in the following order:

(a)          Limitation on Net Losses. If any allocation of Net Loss or an item of deduction, expenditure or loss to be made pursuant to Section 7.5, Section 7.6 or this Section 7.7 for any Accounting Period would cause a deficit in any Member’s Adjusted Capital Account (or would increase the amount of any such deficit), then the relevant amount shall be allocated to such Members that have positive Adjusted Capital Account balances in proportion to the respective amounts of such positive balances until all such positive balances have been reduced to zero. In the event Net Loss is allocated disproportionately as a result of the operation of the first sentence of this Section 7.7(a) (“Section 7.7(a) Net Loss Amounts”), Net Profit for subsequent Accounting Periods shall be specially allocated to the Members to whom Section 7.7(a) Net Loss Amounts were allocated, in an amount up to the amount of such Section 7.7(a) Net Loss Amounts (to the extent not previously reversed by prior allocations pursuant to this sentence) pro rata in accordance with such unreversed allocations of Section 7.7(a) Net Loss Amounts.

(b)          Special Allocations. The following special allocations shall be made in the following order:

(i)          Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(f), notwithstanding any other provision of this Section 7.7(b), if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, for subsequent Fiscal Years) in an amount equal to that Member’s share of the decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations under the immediately preceding sentence shall be made in proportion to the respective amounts so required to be allocated to each Member. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 7.8(b)(i) is intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

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(ii)         Member Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(j)(4), notwithstanding any other provision of this Section 7.7(b), if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member that has a share of the Member Nonrecourse Debt Minimum Gain attributable to that Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to that Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations under the immediately preceding sentence shall be made in proportion to the respective amounts so required to be allocated to each Member. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 7.7(b)(ii) is intended to comply, and shall be interpreted consistently, with the partner non-recourse debt minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(i)(4).

(iii)        Qualified Income Offset. If any Member unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that creates or increases a deficit in the Adjusted Capital Account of such Member, then items of income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for the relevant Fiscal Year and, if necessary, for subsequent Fiscal Years) shall be allocated to such Member in an amount and manner sufficient to eliminate such deficit as quickly as possible; provided, however, that an allocation pursuant to this Section 7.7(b)(iii) shall be made only if and to the extent that Member would have such an a deficit in its Adjusted Capital Account after all other allocations provided for in this Agreement have been tentatively made as if this Section 7.7(b)(iii) were not in this Agreement. This Section 7.7(b)(iii) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), and this Section 7.7(b)(iii) shall be interpreted and applied consistently therewith.

(c)          Substantial Economic Effect. Notwithstanding anything in this Agreement to the contrary, if the allocation of any item of income, gain, loss or expense pursuant to this Section 7 does not have substantial economic effect under Treasury Regulations Section 1.704-1(b)(2) and is not in accordance with the Members’ interests in the Company within the meaning of Treasury Regulations Section 1.704-1(b)(3), then such item shall be reallocated in such manner as to (i) have substantial economic effect or be in accordance with the Members’ interests in the Company and (ii) result as nearly as possible in the respective balances of the Capital Accounts that would have been obtained if such item had instead been allocated under the provisions of this Section 7 without giving effect to this Section 7.7(c).

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(d)          Corrective Allocations. If any amount is allocated pursuant to paragraphs (a), (b) or (c) of this Section 7.7, then, notwithstanding anything in Section 7.5 to the contrary (but subject to the provisions of paragraphs (a), (b) and (c) of this Section 7.7), income, gain, loss and expense, or items thereof, shall thereafter be allocated in such manner and to such extent as may be necessary so that, after such allocation, the respective balances of the Capital Accounts will equal as nearly as possible the balances that would have been obtained if the amount allocated pursuant to paragraphs (a), (b) or (c) of this Section 7.7 instead had been allocated under the provisions of Sections 7.5-7.9 without giving effect to the provisions of such Section.

(e)          Amendments to Allocations. The provisions hereof governing Company allocations and distributions, including the distribution of assets upon liquidation of the Company, are intended to comply with the requirements of Sections 704(b) and (c) of the Code and the Treasury Regulations that have been or may be promulgated thereunder, and shall be interpreted and applied in a manner consistent therewith. If, in the opinion of the Directors, the allocations of income, gain, loss and expense provided for herein do not comply with (i) such Code provisions or Treasury Regulations or (ii) any other applicable provisions of the Code or Treasury Regulations (including the provisions relating to nonrecourse deductions and member nonrecourse deductions), then, notwithstanding anything in this Agreement to the contrary, such allocations shall, upon notice in writing to each Member, be modified in such manner as the Directors determines is necessary to satisfy the relevant provisions of the Code or Treasury Regulations, and the Directors shall have the right to amend this Agreement (without the consent of any other Member being required for such amendment) to reflect any such modification; provided, however, that no such modification shall alter materially the economic arrangement among the Members.

7.8         Adjustments to Reflect Changes in Interests

With respect to any Accounting Period during which any Member’s interest in the Company changes, whether by reason of the admission of a new Member, the withdrawal of a Member, a non-pro rata contribution of capital to the Company or otherwise as described in Section 706(d)(1) of the Code and Treasury Regulations issued thereunder, allocations of Net Profit, Net Loss and other items of Company income, gain, loss and expense shall be adjusted appropriately to take into account the varying interests of the Members during such Accounting Period. The Directors, in good faith shall select the method (or combination of methods) of making such adjustments.

7.9         Allocation of Taxable Income and Loss

(a)         Except as otherwise provided in this Section 7.9, the taxable income or loss of the Company for any Accounting Period shall be allocated among the Members in the same manner as Net Profit, Net Loss and separate items of income, gain, loss and expense (excluding items for which there are no related tax items) are allocated among the Members for Capital Account purposes pursuant to the provisions of Sections 7.5, 7.6, 7.7 and 7.8 giving effect to Sections 704(b) and (c) of the Code. Except as otherwise provided in this Section 7.9, the allocable share of a Member for tax purposes in each specified item of income, gain, loss or expense of the Company comprising Net Profit, Net Loss or any item allocated pursuant to Section 7.5, 7.6, 7.7 or 7.8, as the case may be, shall be the same as such Member’s allocable share of Net Profit, Net Loss or the corresponding item for such Accounting Period. To the fullest extent practicable and permitted under the Code, all items of ordinary deduction and income shall be allocated separately from items of capital loss and gain.

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(b)          The items of income, gain, loss and expense allocated to the Members for tax purposes pursuant to this Section 7.9 shall not be reflected in the Members’ Capital Accounts. Any elections or other decisions relating to allocations pursuant to this Section 7.9 shall be made by the Directors in any manner that reasonably reflects the purpose and intent of this Agreement and is consistent with the economic arrangement among the Members.

(c)          As of the end of each Fiscal Year, income, expense, deduction, gain or loss of the Company, all as determined for U.S. federal income tax purposes, shall be allocated, solely for tax purposes, among the Members as provided below.

(i)          Items of ordinary income (such as interest income) and expense (such as advisory fees and brokerage fees) shall be allocated in a manner consistent with the economic allocations described in Section 7.5.

(ii)         Net realized capital gain or loss shall be allocated as follows:

(1)      There shall be established a tax basis account with respect to each Member's interest in the Company. The initial balance of each tax basis account shall be the amount contributed to the capital of the Company for such interest in the Company, including any contribution deemed to occur upon the conversion of the Company to a partnership for U.S. federal income tax purposes. As of the end of each Fiscal Year:

(A)         Each tax basis account shall be increased by the amount of (i) any additional Capital Contributions made with respect to such Member's interest in the Company and (ii) any income or gain allocated to such Member pursuant to this Section 7.9;

(B)         Each tax basis account shall be decreased by the amount of (i) expense or loss allocated to such Member pursuant to this Section 7.9 and (ii) any distribution received by such Member with respect to its interest in the Company other than upon a redemption;

(C)         When any interest in the Company is redeemed, the tax basis account attributable to such interest in the Company shall be eliminated; and

(D)         To the extent a valid election pursuant to Section 754 of the Code has been made, each tax basis account shall be increased or decreased, where appropriate, to reflect any adjustments to the tax basis of the Company's property pursuant to Sections 734 or 743 of the Code.

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(2)      Net realized capital gains shall be allocated first to each Member who has redeemed any of its Interests during the Fiscal Year up to any excess of (A) the amount received by the applicable Member over (B) the tax basis account of such Member maintained for the redeemed Interests at the time of the redemption. If the aggregate amount of gain to be so allocated to all Members who have redeemed Interests during a Fiscal Year is less than the excess of all such amounts received upon redemption over all such tax basis accounts, the entire amount of gain for such Fiscal Year shall be allocated among all such Members in the ratio that each such Member's allocable share of such excess bears to the aggregate excess of all such Members who redeemed Interests during such Fiscal Year.

(3)      Net realized capital gains remaining after the allocation in sub-clause (2) above shall be allocated among all Members whose Capital Accounts are in excess of their tax basis accounts (after the adjustments in sub-clause (2)) in the ratio that each such Member's allocable share of such excess bears to all such Members' excesses. If the aggregate amount of gain to be so allocated is greater than the excess of all such Members' Capital Accounts over all such tax basis accounts, the excess amount of gain shall be allocated among all Members in the ratio that each Member's Capital Account bears to all Members' Capital Accounts.

(4)      Net realized capital losses shall be allocated first to each Member who has redeemed any of its Interests during the Fiscal Year up to any excess of (A) the tax basis account maintained for the redeemed Interests at the time of the redemption over (B) the amount received upon such redemption. If the aggregate amount of loss to be so allocated to all Members who have redeemed Interests during a Fiscal Year is less than the excess of all such tax basis accounts over all such amounts received upon redemption, the entire amount of loss for such Fiscal Year shall be allocated among all such Members in the ratio that each such Member's excess bears to the aggregate excesses of all such Members who redeemed Interests during such Fiscal Year.

(5)      Net realized capital losses remaining after the allocation in sub-clause (4) above shall be allocated among the Members whose tax basis accounts are in excess of their Capital Accounts (after the adjustments in sub-clause (4)) in the ratio that each such Member's allocable share of such excess bears to all such Members' excesses. If the aggregate amount of loss to be so allocated is greater than the excesses of all such tax basis accounts over all such Members' Capital Accounts, the excess amount of loss shall be allocated among all Members in the ratio that each Member's Capital Account bears to all Members' Capital Accounts.

(6)      Any gain or loss required to be taken into account in accordance with Section 475, 1256 or 1259 of the Code shall be considered a gain or loss for purposes of this Section 7.9(c)(ii).

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(d)         The allocation of profit and loss for U.S. federal income tax purposes set forth herein is intended to allocate taxable profit and loss so as to eliminate, to the extent possible, any disparity between a Member's Capital Account and its tax basis account, consistent with principles set forth in Section 704(c) of the Code. In addition, for purposes of this Article VII, to the extent a Member contributes to the Company property with a fair market value that differs from the adjusted tax basis of such property, income, gain, loss and deduction with respect to such property shall be allocated among the tax basis accounts of the Members so as to take account of the variation between the adjusted tax basis and fair market value of such property, consistent with Section 704(c) of the Code and applicable Treasury Regulations.

(e)         The allocations of profit and loss for federal income tax purposes to the Members in respect of the interests in the Company shall not exceed the allocations permitted under Subchapter K of the Code as determined by the Manager or its delegate whose determination shall be binding on the Members.

(f)          Allocations pursuant to this Section 7.9 are solely for federal, state and local tax purposes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profit (and items thereof) or Net Loss (and items thereof).

(g)         The Members are aware of the tax consequences of the allocations made by this Section 7.9 and hereby agree to be bound by the provisions of this Section 7.9 in reporting their shares of items of Company income, gain, loss, deduction and expense.

7.10       Allocation of Nonrecourse Deductions

Nonrecourse Deductions for each Fiscal Year will be allocated among the Members in proportion to their respective Capital Contributions.

7.11       Allocation of Member Nonrecourse Deductions

Notwithstanding any other provisions of the Agreement, any item of Member Nonrecourse Deduction with respect to a Member Nonrecourse Debt will be allocated to the Member or Members who bear the economic risk of loss for such Member Nonrecourse Debt in accordance with Treasury Regulations Section 1.704-2(i).

7.12       Excess Nonrecourse Liabilities

For the purpose of determining the Members’ interests in the Company’s Excess Nonrecourse Liabilities pursuant to Treasury Regulations Sections 1.752-3(a)(3) and 1.707-5(a)(2)(ii), and solely for such purpose, the Members’ interests in profits will be determined in proportion to the Members’ respective Capital Contributions.

7.13       Treatment of Certain Distributions

(a)         In the event that (i) the Company makes a distribution that would (but for this subsection (a)) be treated as a Nonrecourse Distribution, and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Member receiving such distribution as of the end of the Company’s taxable year in which such distribution occurs, then such distribution may be treated as not constituting a Nonrecourse Distribution to the extent permitted by Treasury Regulations Section 1.704-2(h)(3).

(b)         In the event that (i) the Company makes a distribution that would (but for this subsection (b)) be treated as a Member Nonrecourse Distribution, and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Member receiving such distribution as of the end of the Company’s taxable year in which such distribution occurs, then such distribution may be treated as not constituting a Member Nonrecourse Distribution to the extent permitted by Treasury Regulations Section 1.704-2(i)(6).

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SECTION 8.

DISTRIBUTIONS

8.1         Distributions

~~(a)          The Company shall from time to time distribute among the Shares (or one or more classes or series thereof) such portion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Company as the Directors or, if approved by the Board of Directors, the Investment Manager may deem proper or as may otherwise be determined pursuant to this Agreement or the Statement of Preferences therefor, which need not be ratable with respect to distributions in respect of Shares of any other class or series thereof of the Company, but must be ratable within each class or series of Shares. The Preferred Shares shall not be entitled to receive, and the Directors shall be prohibited from declaring or distributing in respect of any of the Preferred Shares, any amount in excess of the distributions specified for such Preferred Shares in the applicable Statement of Preferences therefor. Such distributions may be made in cash or property (including without limitation any type of obligations of the Company or any assets thereof) or any combination thereof.~~

(a)          From time to time, the Directors will determine the amount of distributions to be made of all or any portion of the Company’s assets, in each case to the extent permitted by any other agreements to which the Company is subject. The Directors shall use reasonable efforts to make distributions in kind, if any, in the form of freely tradable securities. Any and all amounts not distributed may be reinvested.

(b)          Distributions ~~may be made to the holders of record of the Shares entitled to such distribution at the time such distribution is declared or at such later date as shall be determined by the Company prior to the date of payment.~~shall be made at such times as the Board of Directors in its sole discretion may determine. Distributable amounts attributable to any Investment shall initially be apportioned among the Members in proportion to each Member’s respective Interests and such apportioned amounts shall be distributed to each Member in accordance therewith.

(c)          The Directors may ~~always retain from any source such amount as they may deem necessary to pay the debts or expenses of the Company or to meet obligations of the Company, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business of the Company.~~determine to distribute to any class or classes of the Members any amounts representing a return of capital or designated as a return of capital.

(d)          Any distribution by the Company pursuant to the terms of this Section 8.1 or Section 16 to the Person shown on the Company’s records as a Member or to ~~its~~such Person’s legal representatives, or to the assignee of the right to receive such distributions as provided herein, shall relieve the Company~~,~~ and the Directors ~~and the Investment Manager~~ of all liability to any other Person who may be interested in such distribution by reason of any other assignment or Transfer of ~~any interest in any of~~ such Member’s ~~Shares~~Interest for any reason (including ~~a~~an assignment or Transfer thereof by ~~operation of law or by~~ reason of death, incompetence, bankruptcy or liquidation of such Member~~, as the case may be~~).

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(e)          Notwithstanding any provision to the contrary contained in this Agreement, neither the Company, the Directors nor the Investment Manager on behalf of the Company shall make any distribution to a Member on account of its  ~~Shares~~Interests if such distribution would violate Section 18-607 of the Delaware Act or other applicable law.

(f)          Notwithstanding the foregoing provisions of this Section 8.1 (or any other provision ~~of this Agreement~~hereof), the Company may set aside reasonable reserves for anticipated liabilities, obligations or commitments of the Company which it determines to be reasonably necessary or desirable, in its sole judgment.

8.2         Interest

No interest shall be paid to any Member on account of its interest in the capital of the Company.

8.3         Withholding

(a)         The Company shall comply with withholding requirements under U.S. federal, state and local law and shall remit amounts withheld to and file required forms with the applicable jurisdictions. To the extent the Company is required to withhold and pay over any amount to any authority with respect to distributions or allocations to any Member, the amount withheld shall be deemed to be a distribution by the Company to such Member in the amount of the withholding.

(b)         If any amount is withheld on income received by the Company and the amount of the withholding was calculated, under applicable law, with respect to income allocable to some (but not all) of the Members such withholding (and any related tax or book income or deduction item) shall be allocated, in a manner reasonably determined by the Directors, to the Members with respect to whom the withholding was calculated, and distributions shall be adjusted accordingly. In the event the Company is required to withhold in respect of any Member, to the extent such withholding is in an amount greater than the amount that is distributable to such Member at that time or the Company previously distributed to the Member amounts that are subsequently determined to be subject to withholding, such Member shall reimburse the Company for the excess of the withholding tax paid on its behalf. If the Member fails to so reimburse the Company, such excess will be treated as an advance repayable with interest out of the first available amounts that would otherwise be payable to such Member.

~~(g)         Each Common Member agrees, within ten (10) calendar days following the receipt of each written request from the Company, in the event a Distribution Restriction Event shall have occurred and is continuing so that the Company is prevented from making distributions to the Common Members such that its deduction for dividends paid during the taxable year does not equal at least ninety-eight percent (98%) of each of (i) the Company’s investment company taxable income (as determined for purposes of Section 852 of the Code) and (ii) the amount described in Section 852(a)(1)(B) of the Code, to execute and deliver to the Company, or an agent of the Company specified by the Company, with respect to any such taxable year, a consent in accordance with Section 565 of the Code and the Treasury Regulations promulgated thereunder, and any successor provision, in the manner specified by the Company, to treat the amount specified by the Company in such request as a dividend (the “Consent Dividend”) for United States federal income tax purposes for the taxable year indicated by the Company.~~

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~~(h)          In the case that a Common Member reasonably believes that there may be a withholding tax imposed on a Consent Dividend under the laws of the United States or any political subdivision thereof, upon the written request of such Common Member given to the Company within five (5) Business Days of the written request by the Company for the Consent Dividend forms and documentation described in Section 8.1(g) hereof, such Common Member shall not be required to execute or deliver such Consent Dividend forms unless the Company has delivered to such Common Member a certificate signed by an authorized officer of the Company stating that the Company has sufficient funds available to make the payments required and shall make such payments; provided that such Common Member shall execute and deliver to the Company such Consent Dividend forms and documentation within five (5) Business Days of the receipt of such certificate.~~

~~(i)          If it is determined by the Board of Directors that the requisite consents for a Consent Dividend have not been obtained from the Common Members, after taking such actions, if any, as the Board of Directors deems appropriate to enforce the provisions of Section 8.1(g) hereof, but a dividend payment or distribution would otherwise be required to be made on the Common Shares in order to preserve the U.S. federal income tax status of the Company as a regulated investment company or to avoid the imposition of the excise tax under Section 4982 of the Code, such payment or distribution shall be distributed for the benefit of the Common Members and deposited into one or more escrow accounts. If any amounts deposited in the escrow accounts are paid over to the senior secured creditors of the Company, the Common Members will have an unsecured, recourse claim against the Company for any such amounts paid to such senior secured creditors. For United States federal, state and local tax purposes, each Common Member agrees to treat its share of any amount so deposited as a dividend received by such Common Member at the time of such deposit.~~

~~(j)          After the determination of Net Asset Value per Common Share in respect of any Subsequent Drawdown Date and immediately prior to the issuance of additional Common Shares on such Subsequent Drawdown Date, the Company shall declare a distribution to the holders of Common Shares at the time of such declaration in an amount per share equal to the quotient obtained by dividing (i) the aggregate of the products determined in respect of such Subsequent Drawdown Date pursuant to clause (i)(A) and (B) of the proviso to Section 7(b), by (ii) by the number of Common Shares outstanding at the time of such declaration.~~

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SECTION 9.

MANAGEMENT AND BOARD OF DIRECTORS

9.1         Management Generally

(a)          Subject to the voting rights of the ~~Shares~~Interests, the management of the Company shall be vested exclusively in the Board of Directors, so long as the Company is registered as an investment company under the Investment Company Act and thereafter shall be vested exclusively in the Managing Member, which shall have all of the power and authority of a “manager” of the Company within the meaning of the Delaware Act, including the authority to appoint officers and to authorize persons to act on behalf of the Company and engage third parties to provide services to the Company and to perform any permissible activity and is further authorized to delegate such power and authority to such officers or authorized Persons as it determines to be appropriate, subject to the requirements of the Investment Company Act. The Board of Directors may designate one or more committees each of which shall have all or such lesser portion of the power and authority of the entire Board of Directors as the Directors shall determine from time to time, except to the extent that action by the entire Board of Directors or particular Directors is required by the Investment Company Act. On and after cessation of registration as an investment company under the Investment Company Act, all references in this Agreement to the “Directors” or the “Board of Directors” or any percentage of the Directors shall be references to the single Managing Member, provided, that the Managing Member will be entitled, without any meetings as set forth in Section 9.2(d), to take action. Prior to such cessation the Managing Member shall have no authority in its capacity as such other than as set forth in Section 9.9.

(b)          Except as expressly set forth herein, the Members, in their capacity as such, shall have no part in the management of the Company, and shall have no authority or right to act on behalf of the Company in connection with any matter. Employees, officers, authorized Persons and agents of the Company shall have authority to act on behalf and in the name of the Company to the extent authorized by the Board of Directors or pursuant to authority granted by it. It is contemplated that the Board of Directors will delegate substantially all of its power and authority with respect to the operations of the Company to the Investment Manager and other authorized Persons.

9.2         Board of Directors

(a)          ~~Subject to the terms of each Statement of Preferences, the~~The number of Directors shall be such number, not less than three, as shall be approved from time to time by a majority of Directors then in office. No reduction in the number of Directors shall have the effect of removing any Director from office prior to the expiration of his or her term. An individual nominated as a Director shall be at least 21 years of age and not older than such age as shall be approved from time to time by not less than two-thirds of the Directors then in office and shall not be under legal disability. Directors need not own ~~Shares~~Interests and may succeed themselves in office. The names and addresses of the Directors shall be set forth in the records of the Company.

(b)          Any Director may resign as a Director (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date provided in such instrument. ~~Subject to the rights of the Preferred Shares with respect to Directors elected solely by the Preferred Shares pursuant to the Investment Company Act, any~~Any Director may be removed (provided that the aggregate number of Directors after such removal shall not be less than the minimum number specified in Section 9.2(a) hereof) for cause at any time by the act of a majority of the remaining Directors, specifying the date when such removal shall become effective. ~~Subject to the rights of the Preferred Shares with respect to Directors elected solely by the Preferred Shares pursuant to the Investment Company Act, any~~Any Independent Director may be removed (provided that the aggregate number of Directors after such removal shall not be less than the minimum number Section 9.2(a) hereof) without cause at any time by the act of two-thirds of the remaining Directors, and any Director can be removed without cause by vote of not less than two-thirds of the aggregate number of ~~Shares~~Interests entitled to vote in the election of such Director, specifying the date when such removal shall become effective.

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(c)          The term of office of a Director shall terminate and a vacancy shall occur in the event of the removal, resignation, incompetence or other incapacity to perform the duties of the office, or death, of a Director. ~~Subject to the rights of the Preferred Shares with respect to Directors elected solely by the Preferred Shares pursuant to the Investment Company Act and pursuant to any Statement of Preferences, whenever a~~Whenever a vacancy in the Board of Directors shall occur, the remaining Directors may fill such vacancy by appointing an individual having the qualifications described in this Agreement by a written instrument signed or adopted by a majority of the Directors then in office or by election of the holders of ~~Shares~~Interests, or may leave such vacancy unfilled, or may reduce the number of Directors (provided that the aggregate number of Directors after such removal shall not be less than the minimum number specified in Section 9.2(a) hereof). Any vacancy created by an increase in Directors may be filled by the appointment of an individual having the qualifications described in this Agreement by a majority of the Directors then in office or by election of the holders of ~~Shares~~Interests. No vacancy shall operate to annul this Agreement or to revoke any existing agency created pursuant to the terms of this Agreement. Whenever a vacancy in the number of Directors shall occur, until such vacancy is filled as provided herein, the Directors in office, regardless of their number, shall have all the powers granted to the Directors and shall discharge all the duties imposed upon the Directors by this Agreement.

(d)          Meetings of the Directors shall be held from time to time upon the call of the Chairman, if any, the President, the Secretary or any two Directors. Regular meetings of the Directors may be held without call or notice at a time and place fixed by resolution of the Directors. Notice of any other meeting shall be mailed via overnight courier not less than 48 hours before the meeting or otherwise actually delivered orally or in writing not less than 24 hours before the meeting, but may be waived in writing by any Director either before or after such meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. The Directors may act with or without a meeting. A quorum for all meetings of the Directors shall be one-third of the Directors then in office. Unless provided otherwise in this Agreement, any action of the Directors may be taken at a meeting by vote of a majority of the Directors present (a quorum being present) or without a meeting by written consent of a majority of the Directors or such other proportion as shall be specified herein for action at a meeting at which all Directors then in office are present.

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(i)          Any committee of the Directors may act with or without a meeting. A quorum for all meetings of any such committee shall be one third of the members thereof. Unless provided otherwise in this Agreement, any action of any such committee may be taken at a meeting by vote of a majority of the members of such committee present (a quorum being present) or without a meeting by written consent of a majority of the members of such committee or such other proportion as shall be specified herein for action at a meeting at which all committee members are present.

(ii)         With respect to actions of the Directors and any committee of the Directors, Directors who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the Investment Company Act.

(iii)        All or any one or more Directors may participate in a meeting of the Directors or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting except as otherwise provided by the Investment Company Act.

(iv)        The Directors may, but shall not be required to, elect a Chairman of the Board of Directors, who shall not, in his or her capacity as such, be an officer of the Company and who shall serve at the pleasure of the Board of Directors. Any Chairman of the Board of Directors elected by the Directors need not be an Independent Director, unless otherwise required by applicable law.

(e)          The Directors shall elect a Chief Executive Officer, a Secretary, a Chief Financial Officer and any other authorized Persons the Directors consider appropriate, each of whom shall serve at the pleasure of the Board of Directors or until their successors are elected. The Directors may elect or appoint or may authorize the Chairman, if any, or Chief Executive Officer to appoint such other officers or agents or other authorized Persons with such other titles and powers as the Board of Directors may deem to be advisable. Any Chairman shall, and the Chief Executive Officer, Secretary and Chief Financial Officer may, but need not, be a Director.

(f)          The Directors and officers shall owe to the Company and the holders of ~~Shares~~Interests the same fiduciary duties as owed by directors and officers of corporations to such corporations and their stockholders under the general corporation law of the State of Delaware. ~~Directors elected by the holders of Preferred Shares shall have no special duties to the holders of Preferred Shares.~~ The Directors shall have exclusive and absolute control over the Assets and over the business of the Company to the same extent as if the Directors were the sole owners of the property and business in their own right, but with such powers of delegation as may be permitted by this Agreement. The Directors shall have power to engage in any activity not prohibited by Delaware law. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. The Directors may perform such acts as in their sole discretion are proper for conducting the business of the Company. The powers of the Directors may be exercised without order of or resort to any court. No Director shall be obligated to give any bond or other security for the performance of any of his duties or powers hereunder.

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(g)          The Board of Directors may adopt and from time to time amend or repeal By-Laws (“By-Laws”) for the conduct of the business of the Company. Such By-Laws shall be binding on the Company and the Members unless inconsistent with the provisions of this Agreement. The Members shall not have authority to adopt, amend or repeal By-Laws.

(h)          Any determination as to what is in the interests of the Company made by the Directors in good faith shall be conclusive. In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Directors.

(i)           On and after cessation of registration as an investment company under the Investment Company Act, at any time that the management of the Company shall be vested exclusively in the Managing Member, paragraphs (a) – (d) of this Section 9.2 shall be inoperative and of no further force or effect.

9.3         Expenses of the Company

(a)          The Company shall have power to incur and pay out of the Assets or income of the Company any expenses necessary or appropriate to carry out any of the purposes of this Agreement, and the business of the Company. The Directors may pay themselves such compensation as they in good faith may deem reasonable and may be reimbursed for expenses reasonably incurred by themselves on behalf of the Company.

(b)          ~~The~~To the fullest extent permitted by applicable law, the Company shall pay all, and shall reimburse the Investment Manager, the Co-Manager and each of their respective Affiliates for, any costs and expenses that, in the good faith judgment of the Board of Directors, are incurred in the formation, financing or operation of the Company, including, without limitation, the Advisory Fees and other costs and expenses specified herein or in the Advisory Agreement or the Co-Advisory Agreement to be paid by the Company; fees and expenses of offering ~~Shares~~Interests or debt instruments and enhancing or assuring the credit quality thereof; fees and expenses relating to short-term investments of cash and investments in Portfolio Companies including the structuring, negotiation, acquisition,, syndication, holding, restructuring, recapitalization and disposition thereof or relating to proposed portfolio investments which are not consummated; reasonable premiums for insurance protecting the Company, the Investment Manager, the Co-Manager, any of their respective Affiliates and any of their respective employees and agents; legal, compliance, administrative, custodial and accounting expenses; auditing expenses; appraisal expenses; expenses relating to organizing companies through or in which investments in Portfolio Companies will be made; expenses incurred in maintaining the places of business of the Company; costs and expenses of preparing and maintaining the books and records of the Company and entities through which it invests; costs and expenses that are classified as extraordinary expenses under generally accepted accounting principles; taxes or other governmental charges payable by the Company; costs and expenses incurred in connection with any actual or threatened litigation, and any judgments or settlements paid in connection with litigation, involving the Company, a Portfolio Company or a Person entitled to indemnification from the Company; expenses (including legal fees and expenses) incurred in connection with the bankruptcy or reorganization of any Portfolio Company; costs of reporting to the Members, creditors and regulatory authorities; costs of responding to regulatory inquiries; costs of Member meetings and the solicitation of Member consents; costs incurred in valuing assets; costs of winding up and liquidating the Company; expenses incurred in connection with a Member that defaults in ~~respect of a Capital Contribution or~~ any payment due to the Company; and interest, distributions and fees under the Credit Agreement, other indebtedness incurred by the Company and the ~~Shares~~Interests.

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(c)          ~~The~~To the fullest extent permitted by applicable law, the Company shall pay, and shall reimburse the Investment Manager, the Co-Manager and each of their Affiliates for, all legal, tax, accounting and other expenses (including organizational expenses) incurred in connection with the Credit Agreement, the ~~Preferred Shares~~issuance of preferred interests (if any) and the formation of the Company and related entities, and all fees payable to the Placement Agents in connection with subscriptions for the ~~Shares~~Interests and to any other agents, lenders, arrangers or other Persons in connection with the Credit Agreement and the placement and sale of ~~the Preferred Shares~~preferred Interests, if any.

(d)          The Company shall pay, and shall reimburse the Co-Manager for, any reasonable transportation and other travel costs and expenses incurred by the Co-Manager in connection with making any representative on any investment committee available for meetings with the other members of such investment committee.

9.4         Members’ Consent

To the fullest extent permitted by law, each Member hereby consents to the exercise by the Board of Directors and the Investment Manager of the powers conferred on them by this Agreement.

9.5         Exculpation

No Member shall be subject in such capacity to any personal liability whatsoever to any Person in connection with the Assets or the acts, obligations or affairs of the Company. Members shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. Except as otherwise required by law, the Directors, the Investment Manager, the Co-Manager, and their respective Affiliated Persons, or any officer, director, member, manager, employee, stockholder, assign, representative or agent (including the Placement Agents) of any such Person (each an “Indemnified Person”, and collectively, the “Indemnified Persons”) shall not be liable, responsible or accountable in damages or otherwise to the Company, any Member or any other Person for any loss, liability, damage, settlement cost, or other expense (including reasonable attorneys’ fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such Indemnified Person (other than solely in such Indemnified Person’s capacity as a Member, if applicable) in connection with the establishment, management or operations of the Company or the management of the Assets (including in connection with serving on any creditors’ committee or board of directors for any Portfolio Company), except that an Indemnified Person shall be liable to the Company or any Member, as the case may be, if such act or failure to act arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of such Person’s duty to the Company or such Member, as the case may be (such conduct, “Disabling Conduct”). Subject to the foregoing, all such Persons shall look solely to the Assets ~~(including, without limitation, the Unfunded Commitments)~~ for satisfaction of claims of any nature arising in connection with the affairs of the Company. If any Indemnified Person is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such Indemnified Person shall not, on account thereof, be held to any personal liability.

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9.6         Indemnification; No Duty of Investigation; Reliance on Experts

(a)          To the fullest extent permitted by applicable law, each of the Indemnified Persons shall be held harmless and indemnified by the Company (out of the Assets ~~(including, without limitation, the Unfunded Commitments)~~ and not out of the separate assets of any Member) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Person may be or may have been involved as a party or otherwise (other than as authorized by the Directors, as the plaintiff or complainant) or with which such Indemnified Person may be or may have been threatened, while acting in such Person’s capacity as an Indemnified Person, except with respect to any matter as to which such Indemnified Person shall not have acted in good faith in the reasonable belief that such Person’s action was in the best interest of the Company or, in the case of any criminal proceeding, as to which such Indemnified Person shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that an Indemnified Person shall only be indemnified hereunder if (i) such Indemnified Person’s activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such Indemnified Person is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, that the Indemnified Person is entitled to indemnification (the “Disinterested Non-Party Directors”), or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion that concludes that the Indemnified Person should be entitled to indemnification. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the Directors. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (b) below.

(b)          The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the Indemnified Person of the Indemnified Person’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the Indemnified Person shall provide adequate security for his undertaking, (2) the Company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification.

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(c)          The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which he may be lawfully entitled.

(d)          Notwithstanding the foregoing, subject to any limitations provided by this Agreement and the Investment Company Act ~~and this Agreement~~, as applicable, the Company shall have the power and authority to indemnify Persons providing services to the Company to the full extent provided by law as if the Company were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Directors or, with respect to agreements to which the Investment Manager is not a party, by the Investment Manager. On and after the date the Company ceases to be registered as an investment company under the Investment Company Act the majority vote set forth in Sections 9.6(a) and (b) may be taken by action of the Managing Member.

(e)          No purchaser, lender, transfer agent or other person dealing with the Directors or with any officer, employee or agent of the Company shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Directors or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Directors or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, ~~Share~~Interest and other security of the Company, and every other act or thing whatsoever executed in connection with the Company shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Directors under this Agreement or in their capacity as officers, employees or agents of the Company. The Company may maintain insurance for the protection of the Assets, its Members, Directors, officers, employees or agents in such amounts as the Directors shall deem adequate to cover possible liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the Investment Company Act.

(f)          Each Indemnified Person shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, officers or employees of the Company, regardless of whether such counsel or other person may also be a Director.

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9.7         Director Limited Liability

Except as otherwise provided by law, the Directors shall not be obligated personally for any debt, obligation or liability of the Company solely by reason of being the manager of the Company, and the debt, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company.

9.8         Certain Other Activities

The Investment Manager, the Co-Manager and their respective Affiliated Persons, employees and associates (collectively, the “Manager Affiliates”) may manage funds and accounts other than the Assets (“Other Accounts”) that invest in assets eligible for purchase by the Company. Subject to the applicable requirements of the Investment Company Act and the Advisers Act, the Manager Affiliates are in no way prohibited from spending, and may spend, substantial business time in connection with other businesses or activities, including, but not limited to, managing Other Accounts, managing investments, advising or managing entities whose investment objectives are the same as or overlap with those of the Company, participating in actual or potential investments of the Company or any Member, providing consulting, merger and acquisition, structuring or financial advisory services, including with respect to actual, contemplated or potential investments of the Company, or acting as a director, officer, manager, member or creditors’ committee member of, or adviser to, or participant in, any corporation, company, limited liability company, trust or other Person. Subject to the applicable requirements of the Investment Company Act and the Advisers Act, the Manager Affiliates are in no way prohibited from receiving, and may receive, fees or other compensation from third parties for any of these activities, which fees will be for their own account and not for the account of the Company. Such fees may relate to actual, contemplated or potential investments of the Company and may be payable by entities in which the Company directly or indirectly has invested or contemplates investing. Neither the Company nor any Member shall, by virtue of this Agreement, have any right, title or interest in or to the businesses or activities permitted by this Section 9.8 or in or to any fees or consideration derived therefrom. Allocation of investments or opportunities among the Company and Other Accounts will be made as described in the Offering Memorandum or as otherwise approved by the Board of Directors in accordance with the Investment Company Act, as applicable, the Advisers Act and any exemptive order obtained from the U.S. Securities and Exchange Commission.

9.9         Tax Matters

(a)          The Managing Member is hereby designated the “tax matters partner” for purposes of Section 6231(a)(7) of the Code and Treasury Regulations Section 301.6231(a)(7)-2.

(b)          The Tax Matters Member shall have the right to file all necessary reports relating to any withholding or payment in connection with Section 8.3, as may be required by law or as the Tax Matters Member deems appropriate. Each Member shall indemnify the Company and the Tax Matters Member and hold each of them harmless from any liability with respect to any taxes, penalties or interest required to be withheld or paid to any taxing authority by the Company or the Tax Matters Member for or on behalf of such Member or with respect to such Member’s Interests.

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(c)          Any Member that is a partnership (or that is treated as a partnership for federal income tax purposes) will promptly notify the Company in writing upon any of the following occurrences:

(i)          any event, such as a sale or exchange of an interest in such Member, that will result in an adjustment to the basis of the assets of such Member under Section 743(b) of the Code pursuant to an election under Section 754 of the Code;

(ii)         any event, such as a distribution of cash or other property by such Member, that will result in an adjustment to the basis of such Member’s assets under Section 734(b) of the Code pursuant to an election under Section 754 of the Code; or

(iii)        any event that will result in the termination of such Member as a partnership pursuant to Section 708(b)(1)(B) of the Code.

(d)          In the event that any interest in a Member that is a partnership (or that is treated as a partnership for federal income tax purposes) is owned directly or indirectly by a tax exempt or foreign Person or entity, such Member will promptly notify the Company in writing of such tax exempt or foreign Person or entity’s proportionate share of such Member’s items of income and gain (determined as a percentage pursuant to Section 168(h)(6)(C) of the Code) and of any change in such proportionate share.

(e)          The Tax Matters Member shall have the right to make such elections under the tax laws of the United States, the several states and other relevant jurisdictions as to the treatment of items of Company income, gain, loss, deduction and credit and as to all other relevant matters as it believes necessary, appropriate and desirable.

(f)          The Tax Matters Member shall have the right to make or petition to revoke (as the case may be) the election referred to in Section 754 of the Code; it being understood that the Tax Matters Member, as of the date hereof, does not intend to make such election but may in the future choose to do so in its sole discretion. Each Member agrees in the event of such an election to supply promptly to the Company the information necessary to give effect thereto.

(g)          No Member (other than the Tax Matters Member) shall have the right to participate in the audit of any Company tax return, file any tax return, amended tax return or claim for refund inconsistent with any item of income, gain, loss or expense reflected on any Company tax return, participate in any administrative or judicial proceeding arising out of or in connection with any Company tax return, audit relating to a Company tax return, claim for refund by the Company or denial of such a claim, or appeal, challenge or otherwise protest any adverse findings in any such audit or with respect to any such tax return or in any such administrative or judicial proceedings.

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SECTION 10.

MEMBERS

10.1       Identity, Contributions and ~~Common Share~~ Commitments

The names and addresses of the Members, the ~~Shares~~Interests owned by each Member and the Capital Contributions~~, Common Share Commitments and Unfunded Commitments~~ of each will be set forth in the Company’s records.

10.2       No Management Power or Liability

Subject to the applicable requirements of the Investment Company Act, except as otherwise provided herein, the Members as such shall have no right or power to, and shall not, take part in the management of or transact any business for the Company, including but not limited to, any acts or decisions relating to investment activities of the Company, and shall have no power to sign for or bind the Company. Except as otherwise required by law, no Member, in its capacity as such, shall be personally liable for any debt, loss, obligation or liability of the Company ~~in excess of its Unfunded Commitment (if applicable)~~. Except to the extent expressly provided in the preceding sentence, the Company shall indemnify and hold harmless each Member (in its capacity as such) in the event such Member becomes liable for any debt, loss, obligation or liability of the Company unless such Member has engaged in fraud, willful misconduct, gross negligence or criminal conduct constituting a felony with respect to such debt, loss, obligation or liability.

10.3       Amendments

(a)          If a vote of the holders of ~~Shares~~Interests is required by applicable law or this Agreement to amend this Agreement, or if the Directors determine to submit an amendment to a vote of the holders of ~~Shares~~Interests, then, other than with respect to Sections of this Agreement where a different affirmative vote is specifically required, this Agreement may be amended, after a majority of the Directors then in office have approved a resolution therefor, by the affirmative vote set forth in Section 10.10. Section 10.10 may only be amended, after a majority of Directors then in office have approved a resolution therefor, by the affirmative vote of the holders of not less than 75% of the affected ~~Shares then outstanding. If any Enhanced Preferred Shares are outstanding, Section 16.7 may only be amended, after a majority of Directors then in office have approved a resolution therefor, by the affirmative vote of the holders of not less than 100% of the Enhanced Preferred Shares~~Interests then outstanding. Notwithstanding the foregoing, without the unanimous approval of all of the Members affected thereby, no such amendment may:

(i)          require any ~~Common~~ Member to make any Capital Contributions ~~in excess of its Common Share Commitment, require any Member that is not a Common Member to make additional Capital Contributions in excess of its contractual commitment~~ or otherwise increase the liability of any Member hereunder; or

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(ii)         adversely affect such Members’ rights to distributions; or

(iii)        modify this Section 10.3(a).

(b)          Subject to the requirements of  ~~the Investment Company Act and other~~ applicable law, notwithstanding the foregoing provisions of this Section 10.3, the Board of Directors may amend this Agreement, without the consent of any Member, (i) to change the name of the Company or any class or series of ~~Shares~~Interests, (ii) to make any change that does not adversely affect the relative rights or preferences of any class or series of ~~Shares~~Interests in relation to any Member, (iii) to conform this Agreement to the requirements of ~~the Investment Company Act or any other~~ applicable law; (iv) in connection with qualifying the Company to permit limited liability under the laws of any state; (v) to prevent any material and adverse effect to any Member or the Company arising from the application of legal restrictions to any Member, the Investment Manager, the Co-Manager or the Company, subject to the requirement that the Members not be materially and adversely affected; (vi) to make any change that is necessary or desirable to cure any ambiguity or inconsistency, subject to the requirement that the Members not be materially and adversely affected; (vii) to make any other changes similar to the foregoing, including in connection with the Credit Agreement, subject to the requirement that the Members not be materially and adversely affected; or (viii) to make such conforming changes as may be necessary to reflect the termination of the Portfolio Partnership and the assumption by the Company of all of the assets and obligations of the Portfolio Partnership to the extent not prohibited by applicable law, subject to the requirement that the Members not be materially and adversely affected thereby; provided that the Board of Directors shall not be liable for failing to do so. Prior to entering into any amendment pursuant to this Section 10.3(b), the Board of Directors shall notify the Members in writing of the material terms of such amendment. The Board of Directors may reflect in its records changes made in the composition of the Members and their respective Capital Contributions and ~~Shares~~Interests in accordance with the provisions of this Agreement without the consent of the Members.

(c)          After any amendment to this Agreement becomes effective, the Company shall send to the Members a copy of such amendment.

(d)          Nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of the Members, Directors, officers, employees and agents of the Company and their respective Affiliates, to permit assessments upon Members ~~in excess of their Unfunded Commitments~~ or to permit the Company to be converted at any time from a “closed-end investment company” to an “open-end investment company” as those terms are defined by the Investment Company Act or a company obligated to repurchase shares under Rule 23c-3 of the Investment Company Act.

(e)          An amendment duly adopted by the requisite vote of the Board of Directors and, if required, Members as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Directors or Members, as the case may be. A certification signed by a majority of the Directors or the Secretary setting forth an amendment and reciting that it was duly adopted by the Directors and, if required, Members as aforesaid, or a copy of the Agreement, as amended, and executed by a majority of the Directors or the Secretary, shall be conclusive evidence of such amendment when lodged among the records of the Company or at such other time designated by the Directors.

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~~(f)          Notwithstanding any other provision hereof, until such time as Shares are issued and outstanding, this Agreement may be terminated or amended in any respect by the affirmative vote of a majority of the Directors or by an instrument signed by a majority of the Directors then in office.~~

~~(g)          Notwithstanding anything to the contrary contained herein, no holder of Shares of any class or series, other than to the extent expressly determined by the Directors with respect to Shares qualifying as preferred stock pursuant to Section 18(a) of the Investment Company Act, shall have any right to require the Company or any person controlled by the Company to purchase any of such holder’s Shares.~~

10.4       Merger, Consolidation, Liquidation

Subject to the applicable provisions of the Investment Company Act and other applicable law, the Company may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Assets upon approval by two-thirds of the Directors then in office and the affirmative vote of not less than two-thirds of the outstanding ~~Shares. Notwithstanding the foregoing, the Portfolio Partnership shall automatically be merged into the Company and terminate its existence at such times as, pursuant to receipt of no-action or other appropriate relief from the Securities and Exchange Commission or its staff, the board of directors is able to authorize issuance of the Series S Preferred Shares to the general partner of the Portfolio Partnership. Each Member, upon becoming a Member, consents to such merger, including the exchange by each holder of preferred limited partner interests of the Portfolio Partnership for an equivalent amount of Preferred Shares having substantially similar terms and the exchange of the general partner interest of the general partner of the Portfolio Partnership for the share or shares of Series S Preferred Shares, to the extent any consent of Members would be required therefor. Such merger shall occur on the basis of the net asset value of the Common Shares, the liquidation preference of the Preferred Shares and the amount of indebtedness outstanding under the Credit Agreement and in accordance with the requirements of Rule 17a-8 under the Investment Company Act. No Member shall have any rights of redemption or appraisal in connection with any such merger.~~Interests.

10.5       List of Members

A list of the names and addresses of all Members (to the extent known to the Company) shall be made available to any Member or its representative for inspection and, at the Member’s cost, copying upon written request and at reasonable times to the extent required by the Investment Company Act with respect to trusts for any purpose.

10.6       Limitations

No Member shall have the right or power to (i) bring an action for partition against the Company; (ii) cause the termination or dissolution of the Company, except as set forth in this Agreement; or (iii) demand property other than cash with respect to any distribution and then only in accordance with the terms of this Agreement. For the avoidance of doubt, Members shall not have the power provided for in Section 18-801(a)(3) of the Delaware Act, and the Company may only be dissolved pursuant to the terms of this Agreement. Except to the extent required for a Delaware business corporation, the Members shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Company or the Members.

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10.7       Meetings

(a)          The Company may, but shall not be required to, hold annual meetings of the holders of any class or series of ~~Shares~~Interests. An annual or special meeting of Members may be called at any time only by the Directors or by Members in accordance with the applicable requirements of the Investment Company Act applicable to trusts~~; provided, however, that a meeting of the outstanding voting securities of the Company may also be called at the written request of the holders of not less than 10% of the outstanding voting securities of the Company for the purpose of adding an additional director and if at such meeting (which shall be held within 30 days after such written request is received by the Company) a majority of the voting securities entitled to vote thereat vote in favor of such proposition and one or more qualified persons has been nominated for such vacancy, the nominee for whom a plurality of the votes are cast shall be elected to fill such vacancy~~. Any meeting of Members shall be held within or without the State of Delaware on such day and at such time as the Directors shall designate.

(b)          Notice of all meetings of Members, stating the time, place and purposes of the meeting, shall be given by the Directors by mail to each Member of record entitled to vote thereat at its registered address, mailed at least 10 days before the meeting or otherwise in compliance with applicable law. Except with respect to an annual meeting, at which any business required by the Investment Company Act may be conducted, only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date. For the purposes of determining the Members who are entitled to notice of and to vote at any meeting the Directors may, without closing the transfer books, fix a date not more than 100 days prior to the date of such meeting of Members as a record date for the determination of the Persons to be treated as Members of record for such purposes.

10.8       Action Without a Meeting

Any action that may be taken at a meeting of the Members may be taken without a meeting if a consent in writing setting forth the action to be taken is signed by Members owning not less than the minimum percentage of the ~~Shares~~Interests of the Members that would be necessary to authorize or take such action at a meeting at which all the Members were present and voted, and notice of the action taken is provided to each Member. Any such written consent must be filed with the records of the meetings of the Members.

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10.9       Procedures

A Member shall be entitled to cast votes: (i) at a meeting, in person, by written proxy or by a signed writing directing the manner in which its vote is to be cast, which writing must be received by the Company at or prior to the commencement of the meeting, or (ii) without a meeting, by a signed writing directing the manner in which its vote is to be cast, which writing must be received by the Company at or prior to the time and date on which the votes are to be counted. Except as otherwise herein specifically provided, all procedural matters relating to the holding of meetings of Members or taking action by written consent, whether noticed or solicited by the Company or others, including, without limitation, matters relating to the date for the meeting or the counting of votes by written consent, the time period during which written consents may be solicited, minimum or maximum notice periods, record dates, proxy requirements and rules relating to the conduct of meetings or the tabulation of votes, shall be as reasonably established by the Directors. To the extent not otherwise provided by the Board of Directors pursuant to Section 10.10 or otherwise, the laws of the State of Delaware pertaining to the validity and use of proxies regarding the shares of business corporations shall govern the validity and use of proxies given by Members.

10.10      Voting

(a)          Members shall have no power to vote on any matter except matters on which a vote of ~~Shares~~Interests is required by or pursuant to the Investment Company Act, if applicable, a Statement of Preferences, this Agreement, the By-Laws or any resolution of the Directors. Any matter required to be submitted for approval of any of the ~~Shares~~Interests and affecting one or more classes or series shall require approval by the required vote of ~~Shares~~Interests of the affected class or classes and series voting together as a single class and, if such matter affects one or more classes or series thereof differently from one or more other classes or series thereof or from one or more series of the same class, approval by the required vote of ~~Shares~~Interests of such other class or classes or series or series voting as a separate class shall be required in order to be approved with respect to such other class or classes or series or series; provided, however, that except to the extent required by the Investment Company Act, if applicable and any Statement of Preferences, there shall be no separate class votes on the election or removal of Directors or the selection of auditors for the Company. Members of a particular class or series thereof shall not be entitled to vote on any matter that affects the rights or interests of only one or more other classes or series of such other class or classes or only one or more other series of the same class. There shall be no cumulative voting in the election or removal of Directors. The Company will submit to a vote by its Members any matter submitted by the Portfolio Partnership to a vote of its partners and will vote all of its interests in the Portfolio Partnership on any such matter in the same proportions as the votes cast by the Members.

(b)          The holders of one-third of the outstanding ~~Shares~~Interests of the Company on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders for purposes of conducting business on which a vote of all Members of the Company is being taken. The holders of one-third of the outstanding ~~Shares~~Interests of a class or classes on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders of such class or classes for purposes of conducting business on which a vote of holders of such class or classes is being taken. The holders of one-third of the outstanding ~~Shares~~Interests of a series or series on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders of such series or series for purposes of conducting business on which a vote of holders of such series or series is being taken. ~~Shares~~Interests underlying a proxy as to which a broker or other intermediary states its absence of authority to vote with respect to one or more matters shall be treated as present for purposes of establishing a quorum for taking action on any such matter only to the extent so determined by the Directors at or prior to the meeting of holders of ~~Shares~~Interests at which such matter is to be considered and shall not be treated as present for purposes of voting or any other purpose except as determined by the Directors.

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(c)          Subject to any applicable provision of the Investment Company Act, any Statement of Preferences or this Agreement specifying or requiring a greater or lesser vote requirement for the transaction of any matter of business at any meeting of Members or, in the absence of any such applicable provision of the Investment Company Act, any Statement of Preferences or this Agreement, subject to any provision of the By-Laws or resolution of the Directors specifying or requiring a greater or lesser vote requirement, (i) the affirmative vote of a plurality (or, if provided by the By-Laws, a majority) of the ~~Shares~~Interests present in person or represented by proxy and entitled to vote for the election of any Director or Directors shall be the act of such Members with respect to the election of such Director or Directors, (ii) the affirmative vote of a majority of the ~~Shares~~Interests present in person or represented by proxy and entitled to vote on any other matter who vote on such matter shall be the act of the Members with respect to such matter, and (iii) where a separate vote of one or more classes or series is required on any matter, the affirmative vote of a majority of the ~~Shares~~Interests of such class or classes or series or series present in person or represented by proxy and entitled to vote on such matter who vote on such matter shall be the act of the Members of such class or classes or series or series with respect to such matter.

(d)          At any meeting of Members, any holder of ~~Shares~~Interests entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Company as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Directors, proxies may be solicited in the name of one or more Directors or one or more of the officers or employees of the Company. Only Members of record shall be entitled to vote. Each full ~~Share~~ $20,000 in Net Asset Value of a Member’s Interest as of the most recent determination thereof prior to taking such vote or action shall be entitled to one vote and each ~~fractional Share~~fraction of such amount shall be entitled to a vote equal to its ~~fraction of a full Share~~fractional portion of such amount. When any ~~Share~~Interest is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such ~~Share~~Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such ~~Share~~Interest. A proxy purporting to be given by or on behalf of a ~~Shareholder of~~holder of record on the record date for a meeting shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such ~~Share~~Interest is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such ~~Share~~Interest, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. The Directors shall have the authority to make and modify from time to time regulations regarding the validity of proxies. In addition to signed proxies, such regulations may authorize facsimile, telephonic, Internet and other methods of appointing a proxy that are subject to such supervision by or under the direction of the Directors as the Directors shall determine.

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10.11      Key Man Approvals

If any two of ~~Michael E. Tennenbaum,~~ Mark Holdsworth ~~and~~, Michael Leitner, Howard Levkowitz ~~die, become incapacitated or depart from the Investment Manager or~~and Rajneesh Vig cease to be ~~actively involved~~active in the management or operations of the ~~Investment Manager or the~~ Company, ~~(i) if such event occurs during the Subscription Period,~~ the Investment Manager ~~will~~shall promptly notify ~~the Co-Manager, the~~he credit agent for the Company’s senior credit facility, the credit enhancer, if any, and the Members of such event and replace each such voting member on the investment committee established by the Investment Manager promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the credit agent for the Company’s senior credit facility, the credit enhancer, if any, and the Members of ~~such event and the Members may determine at any time during the six months following such notice, by vote of 75% or more of the Common Shares, to terminate the Subscription Period or, voting together with the Preferred Shares as a single class, to liquidate the Company, and (ii) if such event occurs after the Subscription Period, the Investment Manager will promptly notify the Co-Manager, the credit agent for the Company’s senior credit facility, the credit enhancer, if any, and the Members of such event, will increase the number of voting Co-Manager representatives on the investment committee established by the Investment Manager (the “Investment Committee”) to a number that is equivalent at all times to the number of voting Investment Manager representatives on such committee and will promptly replace one or both of such individuals with another individual with skills reasonably comparable to those which such individual or individuals employed on behalf of the Investment Manager for the benefit of the Company (a person having such skills being a “Replacement Principal”), as determined by the approval of a majority of the Common Shares and Preferred Shares voting as a single class within sixty days after the date notice of such replacement is given. Upon the approval of a Replacement Principal, the number of Co-Manager representatives on the Investment Committee shall be reduced to one and such Replacement Principal’s name~~any such replacement(s). Upon the ~~approval~~appointment of any such replacement(s) the name of such replacement(s) shall be substituted for purposes of the first sentence of this Section 10.11 for the name of the individual for whom he or she is a ~~Replacement Principal~~replacement.

SECTION 11.

ADMISSION OF ADDITIONAL MEMBERS;
ASSIGNMENTS OR TRANSFERS OF  ~~SHARES~~INTERESTS

11.1       Admission of Additional Members

No additional Members will be admitted ~~after the Initial Drawdown Date,~~ except as provided in ~~Sections 7.1 and~~Section 11.2.

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11.2       Assignments or Transfers of ~~Shares~~Interests

(a)          In no event shall all or any part of a Member’s ~~Preferred Shares be Transferred, and any such purported Transfer shall be void and shall not be recognized by the Company, unless all of the conditions set forth in the applicable Statement of Preferences with respect thereto have been satisfied. In no event shall all or any part of a Member’s Common Shares or Common Share Commitments~~Interests be Transferred, and any such purported Transfer shall be void and shall not be recognized by the Company or the Members, unless all of the following conditions are satisfied:

(i)          The Transferor, if requested by the Company in its sole discretion, has delivered to the Company an opinion of counsel reasonably acceptable to the Company that such Transfer (A) would not violate the Securities Act or any state blue sky laws (including any investor suitability standards) and, (B) would not result in the breach of any agreement to which the Company is a party or by which it or any of the Assets is bound;

(ii)         The Transferor has demonstrated to the reasonable satisfaction of the Company that the Transferee is ~~both~~ an “accredited investor” as defined in Rule 501(a) under the Securities Act ~~and a “qualified client” within the meaning of Rule 205-3 of the Advisers Act~~;

(iii)        The Company has received a notice of Transfer signed by both the Transferor and Transferee, such notice to be substantially in the form of Appendix ~~C~~A attached hereto (or such other document specified in the applicable Statement of Preferences); and

(iv)        the Company consents in writing to such Transfer (which consent may be withheld in the Company’s reasonable discretion).

(b)          Provided the foregoing conditions are met, the Transferee may become a Substituted Member if and only if, with respect to ~~Preferred Shares~~Interests, each of the following conditions is satisfied, or with respect to preferred Interests, any requirements set forth in the relevant Statement of Preferences are satisfied ~~and, with respect to Common Shares, each of the following conditions is satisfied~~:

(i)          The Company has consented in writing to the substitution (which consent may be withheld in the Company’s reasonable discretion with respect to Transfers of ~~Common Share Commitments and may be withheld in the Company’s reasonable discretion with respect to Transfers of Common Shares~~Interests only if the transfer conditions described above have not been met or have not been waived);

(ii)         The Transferor and Transferee execute, acknowledge and deliver such instruments as the Company deems necessary, appropriate or desirable to effect such substitution, including the written acceptance and adoption by the Transferee of this Agreement and the execution, acknowledgment and delivery to the Company of a power of attorney, the substance of which shall be consistent with Section 13; and

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(iii)        The Transferee agrees to bear all of the Company’s expenses and costs incurred in connection with the Transfer and substitution, including legal fees and filing fees.

Upon the satisfaction of the conditions set forth in this Section 11.2(b), the Company shall record on the books and records of the Company the Substituted Member as a Member of the Company.

(c)          A Transferee, legal representative or successor in interest of a Member shall be subject to all of the restrictions upon a Member provided in this Agreement.

(d)          A Transferee of ~~Shares or Common Share Commitments~~Interests who desires to make a further Transfer shall be subject to all of the provisions of this Section 11 to the same extent and in the same manner as a Member making the initial Transfer.

(e)          Notwithstanding anything to the contrary in this Agreement, the Company may elect (in the Company’s sole discretion) to treat a Transferee who has not become a Substituted Member as a Member in the place of the Transferor should it determine such treatment to be in the best interests of the Company.

(f)          Upon the Incapacity of an individual Member, such Member’s personal representative or other successor in interest shall have such rights as the Incapacitated Member possessed to constitute a successor as a Transferee of its ~~Shares or Common Share Commitment~~Interests and to join with such Transferee in making application to substitute such Transferee as a Member, all as provided in Sections 11.2(a) and (b).

(g)          Upon the Incapacity of a Member other than an individual, the authorized representative of such entity shall have such rights as such entity possessed to constitute a successor as a Transferee of its ~~Shares or Common Share Commitment~~Interests and to join with such Transferee in making application to substitute such Transferee as a Member, all as provided in Sections 11.2(a) and (b).

(h)          A Person who acquires ~~Shares~~Interests or an interest therein but is not admitted to the Company as a Substituted Member pursuant to Section 11.2(b) shall (i) in the case of a Person acquiring ~~Common Shares~~Interests or an interest therein who does not satisfy Section 11.2(a)(ii), obtain no rights whatsoever in the Company, such Transfer shall be void as between such Person and the Company and the Company shall have the absolute right in its sole discretion to Transfer such ~~Common Shares~~Interests to any Person who does satisfy Section 11.2(a)(ii) for such consideration as the Company deems sufficient in the circumstances and to remit to such Person who acquired such ~~Common Shares~~Interests in violation of this Agreement such portion of such consideration not in excess of 75% thereof as the Company receives in complete satisfaction of such Person’s interest in the Company and (ii) in the case of a Person acquiring ~~Preferred Shares~~preferred interests or an interest therein, be entitled only to the allocations and distributions with respect to such ~~Shares~~preferred inerests in accordance with this Agreement or relevant Statement of Preferences but shall have no right to any information or accounting of the affairs of the Company and shall not have any voting or other rights of a Member under this Agreement or relevant Statement of Preferences; provided, however, that such Person described in this clause (ii) shall be entitled to receive such information and accountings as shall be consented to by the Company, which consent shall not be unreasonably withheld. A Substituted Member who qualifies pursuant to the provisions hereof shall succeed to all the rights and be subject to all the obligations of the Transferor Member in respect of the ~~Shares~~Interests or other interest as to which it was substituted.

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SECTION 12.

POWER OF ATTORNEY

12.1       Appointment of Investment Manager

Each Member, by becoming a Member, makes, constitutes and appoints the Investment Manager as its true and lawful attorney-in-fact, in its name, place and stead, with full power to do any of the following:

(a)          Execute on its behalf, file and record this Agreement and all amendments to this Agreement made and otherwise approved in accordance with Section 10.3 or otherwise made in accordance with the terms of this Agreement;

(b)          Prepare, execute on its behalf, verify, file and record amendments to this Agreement made in accordance with the terms of this Agreement or to the books and records of the Company reflecting (i) a change of the name or location of the principal place of business of the Company, (ii) a change of the name or address of any Member, (iii) the addition of Members, (iv) the disposal by a Member of its  ~~Shares or Common Share Commitment~~Interests in any manner, (v) a Person becoming or ceasing to be a Member of the Company, (vi) the exercise by any Person of any right or rights hereunder, (vii) the correction of typographical or similar errors, (viii) any amendments made in accordance with Section 10.3, and (ix) any amendment and restatement of this Agreement reflecting such amendments;

(c)          Prepare, execute on its behalf and record any amendments to the Certificate that the Investment Manager may deem advisable or necessary;

(d)          Prepare, execute on its behalf, file and record any other agreements, certificates, instruments and other documents required to continue the Company, to admit Substituted Members, to liquidate and dissolve the Company in accordance with Section 16, to comply with applicable law, and to carry out the purposes of clauses (a) and (b) above, to the extent consistent with this Agreement; and

(e)          Take any further action that the Investment Manager shall consider advisable in connection with the exercise of the authority granted in this Section 12.1.

12.2       Nature of Special Power

The power of attorney granted under this Section 12 is a special power of attorney coupled with an interest, is irrevocable and may be exercised by the Investment Manager by listing all of the Members executing any agreement, certificate, instrument or document with a single signature of such attorney-in-fact acting as attorney-in-fact for all of them. The power of attorney shall survive and not be affected by the Incapacity of a Member and shall survive and not be affected by the Transfer by a Member of the whole or a portion of its ~~Shares or Common Share Commitment~~Interests, as the case may be, except where the Transfer is of all of the ~~Shares or Common Share Commitment~~Interests and the Transferee thereof with the consent of the Company is admitted as a Substituted Member; provided, however, that this power of attorney shall survive such Transfer for the sole purpose of enabling any such attorney-in-fact to effect such substitution. This power of attorney does not supersede any part of this Agreement, nor is it to be used to deprive any Member of its rights hereunder. It is intended only to facilitate the execution of documents and the carrying out of other procedural or ministerial functions.

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SECTION 13.

BOOKS, RECORDS AND REPORTS

13.1       Books

(a)          The Company shall maintain books and records required by law for the Company at its principal office, which shall be in the United States, and each Member shall have the right to inspect, examine and copy such books and records at reasonable times and upon reasonable notice for the purposes required by the Investment Company Act relating to trusts or as authorized by the Directors or their delegate. All such books and records may be in electronic format, including the register of Members and all capital account and accounting records. Upon the request of a Member, the Company shall promptly deliver to the requesting Member, at the expense of the Company, a copy of any information which the Company is required by law to so provide in paper or electronic format. Notwithstanding the foregoing inspection rights or any other provision of this Section 13, the Company shall be entitled to keep confidential from the Members certain information as and to the extent permitted by Section 18-305(c) of the Delaware Act and the Investment Company Act.

(b)          A register shall be kept at the Company or any transfer agent duly appointed by or under the direction of the Directors which shall contain the names and addresses of the Members and the number of ~~Shares~~Interests held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class and each series of each class. Each such register shall be conclusive as to who are the holders of the ~~Shares~~Interests of the applicable class and series and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Members. No Member shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Directors as shall keep the register for entry thereon. Except as otherwise provided in any Statement of Preferences, it is not contemplated that certificates will be issued for the ~~Shares~~Interests; however, the Company may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.

(c)          The Company shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the ~~Shares~~Interests. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said ~~Shares~~Interests.

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(d)          ~~Shares~~Interests shall be transferable on the records of the Company only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Company or a transfer agent of the Company of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Company. Until such record is made, the Member of record shall be deemed to be the holder of such ~~Shares~~Interests for all purposes hereof and neither the Directors nor any transfer agent or registrar nor any officer, employee or agent of the Company shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any ~~Shares~~Interests in consequence of the death, bankruptcy, or incompetence of any Member, or otherwise by operation of law, shall be recorded on the applicable register of ~~Shares~~Interests as the holder of such ~~Shares~~Interests upon production of the proper evidence thereof to the Directors or a transfer agent of the Company, but until such record is made, the Member of record shall be deemed to be the holder of such for all purposes hereof, and neither the Directors nor any transfer agent or registrar nor any officer or agent of the Company shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

13.2       Reports

(a)          The Company shall prepare and send to Members to the extent and in the form required by ~~the Investment Company Act and other~~ applicable law or any exchange on which ~~Shares~~Interests are listed a report of operations containing financial statements of the Company prepared in conformity with generally accepted accounting principles and applicable law and a schedule setting forth the investments of the Company. ~~Common~~ Members shall receive quarterly reports of operations.

(b)          Within 60 days after the end of each Fiscal Year, the Company shall communicate in writing to each Member (i) such information as is necessary to complete such Member’s United States federal and state income tax or information returns and (ii) annual financial statements audited by an accounting firm of national reputation.

(c)          Further, the Directors may, in their sole and absolute discretion, cause to be prepared (i) such reports or other information as may be necessary with respect to any Member’s qualification for the benefit of any income tax treaty or provision of law reducing or eliminating any withholding or other tax or governmental charge with respect to any Assets and (ii) such other reports and financial statements of the Company as the Directors deem appropriate for informing the Members about the operations of the Company.

The Company shall promptly distribute to the Members notice of the occurrence of any Default or Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

(d)          To the extent that the Company has access thereto and in recognition of the various Members’ obligations to comply with certain regulatory requirements, the Company will also provide to each Member, with reasonable promptness, such other data and information concerning the Company or Company activities in response to a request by any applicable governmental or regulatory agency as from time to time a Member may reasonably request. If the Company is bound by confidentiality obligations with respect to any information so requested, then the Company shall not be obligated to provide such information. A Member shall, at the request of the Company, enter into a confidentiality agreement relating to such information.

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SECTION 14.

VALUATION OF INTERESTS.

The value of the Assets of the Company, the amount of liabilities of the Company, the Net Asset Value, and the ~~Net Asset Value of each outstanding Common Share of the Company~~number of Interests for purposes of Section 10.10(d) shall be determined on each Valuation Date in accordance with generally accepted accounting principles ~~and the Investment Company Act~~. The method of determination of Net Asset Value shall be determined by or under the supervision of the Board of Directors. The making of Net Asset Value determinations and calculations may be delegated by the Board of Directors.

SECTION 15.

BANK ACCOUNTS; CUSTODIAN

15.1       Bank Accounts Generally

Subject to the applicable requirements of the Investment Company Act, all funds received by the Company may be deposited in one or more Custodial Accounts in the name of the Company at the Custodian. Subject to Section 15.2, disbursements therefrom may be made by the Company in conformity with the purposes of this Agreement and the applicable requirements of the Investment Company Act. The Company may designate from time to time those Persons authorized to execute checks and other items on the Company bank accounts. The funds of the Company shall not be commingled with the funds of any other Person.

15.2       Custodian

(a)          The Company shall appoint one or more Custodians to hold the Assets of the Company in one or more separately identified Custodial Accounts or multiparty arrangements in accordance with the Advisory Agreement, the Co-Advisory Agreement, the Credit Agreement, any Statement of Preferences, the Custodial Agreement and the Pledge and Intercreditor Agreement (each as defined in the Credit Agreement to the extent not defined herein) and in compliance with the applicable requirements of the Investment Company Act and other applicable law. The Custodian shall at all times be responsible for the physical custody of the Assets of the Company and for the collection of interest, dividends and other income attributable to the Assets of the Company. The Company will direct the Custodian to accept settlement instructions issued by the Investment Manager and authorized Persons.

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(b)          Nothing contained in this Agreement shall be construed to authorize or require the Board of Directors or the Investment Manager to take or receive physical possession of any Asset of the Company or to take any action in violation of law, it being understood that the Custodian shall solely be responsible for the safekeeping of the Assets and the consummation of all such purchases, sales and deliveries of the Assets in accordance with this Agreement and the Advisory Agreement, the Co-Advisory Agreement, the Credit Agreement, any Statement of Preferences, the Custodial Agreement and the Pledge and Intercreditor Agreement and in compliance with the applicable requirements of the Investment Company Act and other applicable law.

SECTION 16.

DISSOLUTION AND TERMINATION OF THE COMPANY

16.1       Dissolution Generally

Except as provided in this Agreement, no Member shall have the right to cause any dissolution of the Company before expiration of its term.

16.2       Continuation of Company

The Company shall not be dissolved or terminated by the Incapacity of any Member as such, the Transfer by any Member of its ~~Shares or Common Share Commitment~~Interests or the admission of a new or substituted Director or Member, and the existence and business of the Company shall be continued notwithstanding the occurrence of any such event.

16.3       Events Causing Dissolution

~~Subject to the restriction on liquidation set forth in Section 16.7, the~~The Company may be dissolved prior to the time set forth in Article 4 after two-thirds of the Directors then in office have approved a resolution therefor, upon approval by ~~Shares~~Interests having at least 75% of the votes of all of the ~~Shares~~Interests outstanding on the record date for such meeting, voting as a single class except to the extent required by the Investment Company Act.

16.4       Distribution of Assets on Liquidation

(a)          In liquidating the Company, the Company will make distributions in cash, in kind, or partly in cash and partly in kind as the Investment Manager, under the supervision of the Board of Directors, may, in its sole discretion, determine; provided, however, that any distribution made partly in cash and partly in kind shall be pro rata among the Members in proportion to their interests to the extent reasonably practicable and if not reasonably practicable, in such non-pro rata manner as is determined by the Investment Manager, under the supervision of the Board of Directors, to be fair and equitable; provided, further, that the Investment Manager will use reasonable efforts to make all distributions in kind, if any, in the form of freely tradable securities. The Investment Manager need not distribute all of the Assets at once, but may make partial distributions ~~and shall not be required to redeem the Preferred Shares prior to making any liquidating distribution in respect of the Common Shares so long as the Company has set aside liquid assets in excess of liabilities sufficient to pay the liquidation preference and all accumulated and unpaid distributions of the Preferred Shares.~~.

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(b)          In connection with the liquidation of the Company, the Assets (after paying or otherwise providing for the claims of creditors of the Company, the Advisory Fees, claims by the Board of Directors, the Investment Manager, the Co-Manager or their respective Affiliated Persons for expenses of the Company paid by any of them, any other liabilities of the Company and reasonable reserves for any anticipated or contingent liabilities or obligations ~~and all accumulated and unpaid distributions on Preferred Shares~~) shall be distributed to the Members in accordance with Section 8.1~~; provided, however, that the $1,000 contribution for the Series S Preferred Share shall be returned to the holder thereof without interest~~.

16.5       Liquidation Statement

(a)          Upon compliance by the Company with all applicable requirements for dissolution, the Members shall cease to be such and the Company shall execute, acknowledge and cause to be filed a Certificate of Cancellation of the Company or other appropriate documents evidencing its dissolution and winding up.

(b)          Notwithstanding anything to the contrary contained herein, if the Board of Directors has been removed and the Company has been dissolved, any Member or other Person appointed by the Members may act as liquidating trustee for the Company during the winding up period, and receive reasonable compensation for such activity, all as approved by the Members holding ~~Shares~~Interests that represent a majority of the outstanding ~~Shares~~Interests (which in this case shall exclude any ~~Shares~~Interests held by the Investment Manager).

16.6       Director’s Liability Upon Dissolution or Removal

None of the Directors shall be personally liable for the return of all or any part of the contributions of the Members to the Company or for any other distributions to be made by the Company. Any such return or distributions shall be made solely from the Assets.

~~16.7       Restriction on Liquidation~~

~~Notwithstanding anything to the contrary contained herein, for so long as any Enhanced Preferred Shares are outstanding, the Company shall not liquidate prior to [October , 2016], without first redeeming in full (or setting aside payment therefor) all outstanding shares of Enhanced Preferred Shares.~~

SECTION 17.

GENERAL PROVISIONS

17.1       Notices and Distributions

Except as otherwise provided herein, any notice, distribution, offer or other communication which may be given to any Member in connection with the Company or this Agreement shall be duly given if reduced to writing and:

(a)          if to any Member, when personally delivered, or if sent by mail, postage prepaid, overnight courier or facsimile transmission, when actually received at the last address furnished by such Member pursuant to Section 2.3 for notice purposes at the time of such mailing, overnight courier or facsimile transmission; and

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(b)          if to the Company or the Board of Directors, sent to 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Howard M. Levkowitz with a copy to the Investment Manager, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Howard M. Levkowitz, personally delivered or if sent by mail, overnight courier or facsimile transmission when actually received at the address of the Company or the Board of Directors, respectively, set forth above or at such other address as the Company or the Board of Directors, respectively, may then have specified pursuant to the terms of this Agreement.

All distributions to the Members shall be made by wire transfer to the accounts specified by the Members, which accounts may be changed from time to time by written notice to the Company.

17.2       Survival of Rights

This Agreement shall be binding upon and, as to permitted or accepted successors, Transferees and assigns, inure to the benefit of the Members and the Company and their respective heirs, legatees, legal representatives, successors, Transferees and permitted assigns, in all cases whether by the laws of descent and distribution, merger, consolidation, sale of assets, operation of law, or otherwise.

17.3       Construction

The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any Person.

17.4       Section Headings

The captions of the sections in this Agreement are for convenience only and shall not be used in construing or interpreting this Agreement.

17.5       Agreement in Counterparts

This Agreement and any amendments hereto may be executed and delivered by facsimile and in multiple counterparts, each of which shall be deemed an original agreement and all of which shall constitute one and the same agreement, notwithstanding the fact that all Members are not signatories to the original or the same counterpart.

17.6       Governing Law

This Agreement has been executed by or on authority of a majority of the Directors and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of Delaware, and reference shall be specifically made to the general corporation law of the State of Delaware as to the construction of matters not specifically covered herein or as to which an ambiguity exists, although such law shall not be viewed as limiting the powers otherwise granted to the Directors hereunder and any ambiguity shall be viewed in favor of such powers.

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17.7       Additional Documents

Each Member, upon the request of the Company, agrees to perform all further acts and execute, acknowledge and deliver all further documents which may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement, including but not limited to, acknowledging before a Notary Public any signature heretofore or hereafter made by a Member.

17.8       Severability

Should any portion or provision of this Agreement be declared illegal, invalid or unenforceable in any jurisdiction, then such portion or provision shall be deemed to be severable from this Agreement to the extent practicable while preserving the economic intention of the parties and, in any event, such illegality, invalidity or unenforceability shall not affect the remainder hereof.

17.9       Pronouns

All pronouns and defined terms and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Persons referred to may require.

17.10     Entire Agreement

This Agreement, ~~the~~any Statement of Preferences adopted pursuant hereto and the Subscription Agreements executed and delivered by the Members (i) constitute the entire Agreement of the Members with respect to the Company and (ii) supersede all prior or contemporaneous written or oral agreements, understandings or negotiations with respect to the Company. The parties hereto acknowledge that the ability of the Members and of the Company to take certain of the actions contemplated hereby may be limited by the terms of the Credit Agreement and ~~the~~any Statement of Preferences to the extent provided therein.

17.11     Arbitration

To the extent permitted by law, any dispute relating to this Agreement or the Company which cannot be amicably resolved among the parties to such dispute shall be resolved by binding arbitration conducted in ~~Santa Monica, California or~~ Los Angeles, California in accordance with the rules of the American Arbitration Association then prevailing, and the decisions of the arbitrators shall be final and binding on all the parties. The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be allocated among the parties as determined by the arbitrator.

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17.12     Waiver of Partition

Each Member hereby irrevocably waives and forfeits any and all rights that it may have, whether arising under contract or statute or by operation of law, to maintain an action for partition of the Company or any of the Assets.

17.13     Non-Petition Covenant

Each Member hereby agrees not to cause the filing of a petition in bankruptcy against the Company for any reason until at least 367 days (or, if longer, the preference period then in effect under applicable federal and state law) after the termination of the Credit Agreement (without any replacement thereof).

17.14     Filing

This Agreement and any amendment (including any supplement) hereto shall be filed in such places as may be required or as the Company deem appropriate. Each amendment shall be accompanied by a certificate signed and acknowledged by an authorized Person stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Company’s minute book, be conclusive evidence of all amendments contained therein. A restated Agreement, containing the original Agreement as amended by all amendments theretofore made, may be executed from time to time by an authorized Person and shall, upon insertion in the Company’s minute book, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Agreement and the various amendments thereto.

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IN WITNESS WHEREOF, the Secretary of the Company has hereunto set his hands as of the date first written above.

SECRETARY:

~~COMMON MEMBERS:~~

~~Those Persons subscribing for Common Shares and admitted as Members by the Investment Manager:~~

~~By: Tennenbaum Capital Partners~~SVOF/MM, LLC

By:
Name:
Title:

~~PREFERRED MEMBERS~~

Those Persons subscribing for ~~Preferred Shares~~Interests and admitted as Members by the Investment Manager:

By:	Tennenbaum Capital Partners, LLC

By:
Name:
Title:

Appendix ~~C~~ A

Form of Notice of Transfer

[Date]

Tennenbaum Opportunities Fund V, LLC
c/o Tennenbaum Capital Partners, LLC
2951 28th St. Suite 1000
Santa Monica, California 90405
Attention: Howard M. Levkowitz
Fax: (310) 566-1010
Tel: (310) 566-1004

Ladies and Gentlemen:

This is to advise you that [_______________] (the “Purchaser”) will purchase (contingent only upon the approval of such purchase by Tennenbaum Opportunities Fund V, LLC, a Delaware limited liability company (the “Company”)) in a private resale (the “Purchase”) from [___________________] (the “Seller”) [insert number or amount] of ~~[Common Shares (the “Shares”) or Seller’s Common Share Commitment (the “Commitment”)]~~Interests (the “Interests”) issued pursuant to the Second Amended and Restated Operating Agreement of the Company dated as of [ ] (as amended, modified or supplemented from time to time, the “Operating Agreement”). Capitalized terms used herein and not defined have the respective meanings assigned to them in the Operating Agreement, a copy of which has been provided to the undersigned by the Seller. Seller has also provided to the Purchaser the Confidential Private Placement Memorandum, dated [ ], relating to the ~~Common Shares~~common Interests of the Company, together with any supplements thereto (the “Confidential Private Placement Memorandum”); the Subscription Agreement, dated as of [________], 2006, by and between the Company and the initial purchaser of the ~~Shares~~Interests (the “Subscription Agreement”); and any other written materials furnished or made available to the Seller by or on behalf of the Company and relating to the purchase of the ~~Shares~~Interests (collectively, the “Offering Materials”).

The undersigned hereby irrevocably agrees, represents and warrants on behalf of the Purchaser that:

1.	The Purchaser ~~has been provided with and has truthfully and accurately completed and returned to the Investment Manager a subscription agreement, which is attached hereto, and the representations and warranties made by the Purchaser in such subscription agreement, including, without limitation, the representations and warranties relating to the Purchaser’s status as~~represents and warrants that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act ~~and as a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, accurately describe the status of the Purchaser~~. The Purchaser understands that the Company and the Investment Manager will rely on the representations and warranties made by the Purchaser in the subscription agreement in determining the eligibility of the Purchaser to purchase the ~~Shares~~Interests.

2.	If the Purchaser resells or transfers all or any portion of the ~~Shares~~Interests, the Purchaser will obtain from each purchaser or transferee a letter containing the same representations and agreements as set forth herein ~~and will have such purchaser or transferee complete a subscription agreement~~.

3.	The Purchaser (i) hereby agrees that this Transfer Certificate may be attached to the Operating Agreement and (ii) by executing and delivering this Transfer Certificate, with the consent of the Company, hereby becomes a Substituted Member under the Operating Agreement and agrees to be bound by all the terms thereof.

4.	The Purchaser hereby constitutes and appoints the Investment Manager its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Purchaser and in its name, place and stead, in any and all capacities, to take any and all actions as are authorized by the power of attorney contained in the Operating Agreement.

The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Investment Manager may exercise for the Purchaser by the signature of the Company or by listing the Purchaser as a Member, and executing any instrument with the signature of the Company as attorney-in-fact for the Purchaser. This grant of authority shall survive the assignment by the Purchaser of all or any portion of its ~~Shares or Common Share Commitment~~Interests, except where the assignment is of the Purchaser’s entire interest in the Company and the assignee thereof with the consent of the Board of Directors is admitted as a Substituted Member; provided, however, that this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the Board of Directors to effect such substitution.

5.	The Purchaser agrees to bear all of the Company’s expenses and costs incurred in connection with the Transfer and substitution, including all legal fees and filing fees.

~~6.~~	~~If the Purchaser acquires the obligations of the Transferor under the Transferor’s Common Share Commitment with respect to all or any portion of such Common Share Commitment, the Purchaser hereby agrees to assume and timely and faithfully complete all of the Transferor’s obligations with respect to such common Share Commitment.~~

Very truly yours,

[Name of Purchaser]

Address:

By:
Name:
Title:

This Transfer Certificate shall constitute (i) the notice of Transfer required under subsection 11.2(a)(iii) of the Operating Agreement and (ii) the instrument of transfer required under subsection 13.1(d) of the Operating Agreement.

[Name of Seller]

Address:

By:
Name:
Title:

The undersigned, on behalf of the Company, hereby acknowledges receipt of this Transfer Certificate and acknowledges and agrees that this Transfer Certificate shall constitute the notice of Transfer required under subsection 11.2(a)(iii) of the Operating Agreement and the instrument of transfer required under subsection 13.1(d) of the Operating Agreement. The undersigned, on behalf of the Company, hereby consents to the Transfer which is the subject of this notice of Transfer pursuant to subsections 11.2(a)(iv) and 11.2(b)(i) of the Operating Agreement and hereby acknowledges and agrees that the Purchaser shall become a Substituted Member under the Operating Agreement pursuant to subsection 11.2(b) of the Operating Agreement. The proper authorized Person -of the Company will record on the books and records of the Company the Purchaser as a Member of the Company.

By: Tennenbaum Capital Partners, LLC,
Investment Manager of Tennenbaum
Opportunities Fund V, LLC

By:	/s/ ~~Howard Levkowitz~~
Name: ~~Howard Levkowitz~~
Title: ~~President~~

Schedule B

FORM OF AMENDED AND RESTATED PARTNERSHIP AGREEMENT

OF

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

a Delaware Limited Partnership

Dated as ~~of December 15~~, ~~2006~~2016

Page

SECTION 1 DEFINED TERMS		1

SECTION 2 LIMITED PARTNERSHIP FORMATION AND IDENTIFICATION		8

2.1	Formation	8
2.2	Name and Place of Business	8
2.3	Records of Partners	~~9~~8
2.4	Limited Partnership	~~9~~8

SECTION 3 PURPOSE, NATURE OF BUSINESS AND POWERS		9

SECTION 4 TERM		9

SECTION 5 PARTNERSHIP INTERESTS		~~10~~9

5.1	Capital Accounts	~~10~~9
5.2	Classes and Series	~~10~~9
5.3	Issuance of Interests	10
5.4	Rights of Partners	~~11~~10

SECTION 6 REGISTERED OFFICE AND AGENT FOR SERVICE OF PROCESS		~~11~~10

SECTION 7 CAPITAL ACCOUNTS AND ALLOCATIONS		11

7.1	Capital Contributions of Partners	11
7.2	Withdrawal of Capital	~~12~~11
7.3	Capital Accounts	~~12~~11
7.4	Allocations in General	~~13~~12
7.5	Allocation of Net Profit and Net Loss	~~13~~12
7.6	Corrective Adjustments	~~15~~14
7.7	Special Allocations	~~15~~14
7.8	Adjustments to Reflect Changes in Interests	~~16~~15
7.9	Allocation of Taxable Income and Loss	~~17~~16
7.10	Guaranteed Payments	~~17~~16
7.11	Allocation of Nonrecourse Deductions	~~17~~16
7.12	Allocation of Partner Nonrecourse Deductions	~~17~~16
7.13	Excess Nonrecourse Liabilities	~~17~~16
7.14	Treatment of Certain Distributions	~~18~~17

SECTION 8 DISTRIBUTIONS		~~18~~17

8.1	Distributions	~~18~~17
8.2	Withholding	~~19~~18

i

SECTION 9 MANAGEMENT, GENERAL PARTNER AND BOARD OF DIRECTORS		~~20~~19

9.1	Management Generally	~~20~~19
9.2	Board of Directors	~~21~~20
9.3	Expenses of the Company	~~23~~22
9.4	Partners’ Consent	~~24~~23
9.5	Exculpation	~~24~~23
9.6	Indemnification; No Duty of Investigation; Reliance on Experts	~~25~~24
9.7	Director Limited Liability	~~27~~26
9.8	Certain Other Activities	~~27~~26
9.9	Tax Matters	27

SECTION 10 PARTNERS		~~29~~28

10.1	Identity and Contributions	~~29~~28
10.2	No Management Power or Liability	~~29~~28
10.3	Amendments	~~29~~28
10.4	Merger, Consolidation, Liquidation	~~31~~30
10.5	List of Partners	~~31~~30
10.6	Limitations	~~31~~30
10.7	Meetings	~~32~~30
10.8	Action Without a Meeting	~~32~~31
10.9	Procedures	~~32~~31
10.10	Voting	~~33~~31
10.11	Removal of the General Partner	~~34~~33
10.12	Key Man Approvals	~~34~~33
10.13	Pass Through Voting	~~35~~33

SECTION 11 ADMISSION OF ADDITIONAL PARTNERS; ASSIGNMENTS OR TRANSFERS OF INTERESTS		~~35~~34

11.1	Admission of Additional Partners	~~35~~34
11.2	Assignments or Transfers of Interests	~~35~~34

SECTION 12 POWER OF ATTORNEY		~~38~~36

12.1	Appointment of General Partner	~~38~~36
12.2	Nature of Special Power	~~38~~37

SECTION 13 BOOKS, RECORDS AND REPORTS		~~39~~37

13.1	Books	~~39~~37
13.2	Reports	~~40~~38

ii

SECTION 14 VALUATION OF ASSETS AND INTERESTS		~~41~~39

SECTION 15 BANK ACCOUNTS; CUSTODIAN		~~41~~39

15.1	Bank Accounts Generally	~~41~~39
15.2	Custodian	~~41~~40

SECTION 16 DISSOLUTION AND TERMINATION OF THE COMPANY		~~42~~40

16.1	Dissolution Generally	~~42~~40
16.2	Continuation of Company	~~42~~40
16.3	Events Causing Dissolution	~~42~~40
16.4	Distribution of Assets on Liquidation	~~43~~41
16.5	Liquidation Statement	~~43~~41
16.6	Director’s Liability Upon Dissolution or Removal	~~43~~41
~~16.7~~	~~Restriction on Liquidation~~	~~43~~

SECTION 17 GENERAL PROVISIONS		~~44~~42

17.1	Notices and Distributions	~~44~~42
17.2	Survival of Rights	~~44~~42
17.3	Construction	~~44~~42
17.4	Section Headings.	~~44~~42
17.5	Agreement in Counterparts	~~45~~43
17.6	Governing Law	~~45~~43
17.7	Additional Documents	~~45~~43
17.8	Severability	~~45~~43
17.9	Pronouns	~~45~~43
17.10	Entire Agreement	~~45~~43
17.11	Arbitration	~~46~~44
17.12	Waiver of Partition	~~46~~44
17.13	Non-Petition Covenant	~~46~~44
17.14	Filing	~~46~~44

~~APPENDIX A Statement of Preferences of Series A Preferred Interests~~		~~A-1~~

APPENDIX ~~B~~A Form of Notice of Transfer		~~B-~~A-1

~~APPENDIX C Schedule of Partners~~		~~C-1~~

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TENNENBAUM OPPORTUNITIES PARTNERS V, LP

A Delaware Limited Partnership

FORM OF AMENDED AND RESTATED PARTNERSHIP AGREEMENT

This Amended and Restated Partnership Agreement, dated as of ~~December 15, 2006~~__________, 2016 (this “Agreement”), when executed by Tennenbaum Opportunities Fund V, LLC (the “Parent”) as limited partner and by SVOF/MM, LLC (the “General Partner”) as general partner, shall ~~be the partnership agreement of the Company~~amend and restate in its entirety the Partnership Agreement, dated as of December 15, 2006.

Upon the terms and subject to the conditions described below, the parties to this Agreement, which shall include all Persons becoming Partners at any time, as a condition of becoming and for so long as they remain Partners, agree as follows:

SECTION 1

DEFINED TERMS

The terms set forth below shall have the indicated meanings.

“Accounting Period” means a one year period commencing on the first day of the Fiscal Year, or any period of shorter duration commencing upon the day following the last day of the preceding Accounting Period and terminating upon the earlier of (a) the last day of the then current Fiscal Year or (b) the day preceding the effective date of any change in the relative Interests of the Partners, a Transfer by any Partner of its Interest or any other similar transaction or event, as determined by the General Partner in its sole discretion; provided, however, that the first Accounting Period shall extend from December 15, 2006 until no later than December 31, 2006.

“Adjusted Capital Account” means, with respect to the Capital Account of any Partner, the balance, if any, in such Partner’s Capital Account as of the end of the relevant Accounting Period, after giving effect to all allocations made with respect to such Accounting Period under Sections 7.5-7.8 and to the following adjustments:

(i)          credit to such Capital Account any amount that the Partner is obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to Treasury Regulations Section 1.704-2(g)(1) or 1.704-2(i)(5); and

(ii)         debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) that are attributable to such Capital Account.

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Advisers Act” means the Investment Advisers Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

“Advisory Agreement” means the Investment Management Agreement between the Company and the Investment Manager, dated on or about ~~December 15~~October 10, 2006, as amended May 6, 2015, and as such agreement may be amended, modified, revised or restated, from time to time, in accordance with the terms hereof and thereof, and any substantially similar agreement with a successor Investment Manager permitted by the terms hereof and thereof.

“Advisory Fee” means the fee payable to the Investment Manager under the Advisory Agreement.

“Affiliated Person” has the meaning set forth in the Investment Company Act.

“Aggregate Net Loss” means, as calculated from time to time, the excess (if any) of the aggregate Net Loss for the then current and all previous Accounting Periods over the aggregate Net Profit for the then current and all previous Accounting Periods, taking into account adjustments under Section 7.5(b).

“Aggregate Net Profit” means, as calculated from time to time, the excess (if any) of the aggregate Net Profit for the then current and all previous Accounting Periods over the aggregate Net Loss for the then current and all previous Accounting Periods, taking into account adjustments under Section 7.5(b).

“Agreement” means this Amended and Restated Partnership Agreement, as originally executed and as amended from time to time.

“Assets” means all cash, Cash Equivalents, securities, investments and other property and assets of any type of the Company and its consolidated subsidiaries.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York or Los Angeles, California are required by law to be closed. All references to Business Day herein shall be based on the time in New York, New York.

“Capital Contribution” means a contribution to the Company in cash or in kind by a Partner or Person becoming a Partner or by any predecessor holder of the interests held by such Partner.

“Catch-up Amount” has the meaning set forth in Section 8.1(b)(iii).

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“Cash Equivalents” has the meaning assigned to such term in the Credit Agreement; provided that if the Credit Agreement is terminated without replacement, such term shall have the meaning assigned to it in the relevant Statement of Preferences (or if the Statement of Preferences has been terminated, those provisions in effect on the date of such termination).

“Certificate” means the Certificate of Limited Partnership of the Company, filed with the Secretary of State on September 29, 2006, and any and all amendments thereto and restatements thereof filed with the Secretary of State.

“Co-Advisory Agreement” means the Co-Management Agreement among the Company, the Co-Manager and the Investment Manager, dated on or about December 15, 2006, as such agreement may be amended, modified, revised or restated, from time to time, in accordance with the terms hereof and thereof.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Co-Manager” means Babson Capital Management LLC in its capacity as co-investment manager to the Company and any successor thereto selected in accordance with the Co-Advisory Agreement and, if applicable, the Investment Company Act.

“Common Partner” means a Partner holding Common Interests of the Company.

“Common Interests” means the common limited partner interests of the Company having the rights and other terms set forth in this Agreement.

“Company” means Tennenbaum Opportunities Partners V, LP, a Delaware limited partnership, as it may from time to time be constituted.

“Cost Basis” means, as of any time of determination with respect to any Asset, the Company’s adjusted tax basis in that Asset at such time as determined for federal income tax purposes; provided, however, that if the Company has made an election under Section 754 of the Code, such tax basis shall be determined after giving effect to adjustments made under Section 734 of the Code but (except as provided in Treasury Regulation Section 1.734-2(b)(1)) without regard to adjustments made under Section 743 of the Code.

“Credit Agreement” means (a) a Credit Agreement, to be entered into concurrently herewith by and among the Company, certain lenders party thereto and the arranger and administrative agent therefor, as the same may be amended, modified, restated, supplemented, refinanced, extended, refunded or replaced (in whole or in part) (including with lenders other than the initial lenders) from time to time and (b) any related agreements or instruments in respect of any amendment, modification, restatement, supplement, refinancing, extension, refunding or replacement of senior indebtedness (including one or more replacement credit agreements).

“Custodial Account” means one or more segregated accounts maintained pursuant to ~~the requirements of the Investment Company Act and other~~ applicable law to hold the Assets.

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“Custodian” means an entity which maintains the Custodial Account pursuant to ~~the requirements of the Investment Company Act and other~~ applicable law.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act (6 Del. C. ss.17-101, et seq.), as amended from time to time and any successor thereto.

“Director” means each director of the Company who at the time in question has been duly elected or appointed and has qualified as a director in accordance with the provisions hereof and is then in office.

“Disabling Conduct” shall have the meaning set forth in Section 9.5.

“Disinterested Non-Party Directors” shall have the meaning set forth in Section 9.6.

“Excess Nonrecourse Liabilities” means excess nonrecourse liabilities within the meaning of Treasury Regulations ss. 1.752-3(a)(3).

“Fiscal Quarter” means a three calendar month period ending March 31, June 30, September 30 or December 31 of a Fiscal Year.

“Fiscal Year” means the Company’s fiscal year, which shall end on each December 31 unless otherwise determined by the Board of Directors.

“General Partner” means SVOF/MM, LLC, a Delaware limited liability company.

“Hurdle” has the meaning set forth in Section 8.1(b)(ii).

“Incapacity” or “Incapacitated” means, as to any Person, the bankruptcy, insolvency, death, disability, adjudication of incompetence or insanity, dissolution or termination, as the case may be, of such Person.

“Indemnified Person” shall have the meaning assigned to such term in Section 9.5.

“Independent Director” means a Director that is not an Interested Person.

“Interested Person” has the meaning given to such term in the Investment Company Act.

“Interests” means the Common Interests and the Preferred Interests issued by the Company.

“Investment Committee” shall have the meaning set forth in Section 10.12.

“Investment Company Act” means the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

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“Investment Manager” means Tennenbaum Capital Partners, LLC, a Delaware limited liability company, in its capacity as investment manager to the Company, and any successor thereto selected in accordance with the Advisory Agreement and the Investment Company Act.

~~“Investment Period” means the period commencing on the date hereof and ending on October 10, 2016.~~

“Manager Affiliate” has the meaning set forth in Section 9.8.

“Net Asset Value” means the value of the Assets less the liabilities of the Company and less the liquidation preference of ~~any~~the Preferred Interests, calculated pursuant to Section 14 in accordance with generally accepted accounting principles and in compliance with the Investment Company Act.

“Net Loss” means any realized and unrealized net decrease in the net asset value of the Company (after liabilities of any sort (whether contingent or otherwise), guaranteed payments and expenses of any sort) from the beginning of an Accounting Period to the end of such Accounting Period (determined in accordance with U.S. generally accepted accounting principles consistently applied), excluding from such calculation any increase due to any Capital Contributions made during such Accounting Period and any decrease due to any distributions or withdrawals made during such Accounting Period.

“Net Profit” means any realized and unrealized net increase in the net asset value of the Company (after liabilities of any sort (whether contingent or otherwise), guaranteed payments and expenses of any sort) from the beginning of an Accounting Period to the end of such Accounting Period (determined in accordance with U.S. generally accepted accounting principles consistently applied), excluding from such calculation any increase due to any Capital Contributions made during such Accounting Period and any decrease due to any distributions or withdrawals made during such Accounting Period.

“Nonrecourse Deduction” means a nonrecourse deduction determined pursuant to Treasury Regulations ss. 1.704-2(c).

“Nonrecourse Distribution” means a distribution to a Partner that is allocable to a net increase in Company Minimum Gain pursuant to Treasury Regulations ss. 1.704-2(h)(1).

“Nonrecourse Liability” has the meaning assigned to it in Treasury Regulations ss. 1.704-2(b)(3).

“Notice of Transfer” means a Notice of Transfer in the form of Appendix B, including the certifications forming a part thereof.

“Offering Memorandum” means the Confidential Private Placement Memorandum, dated August, 2006, relating to the common shares of the Parent, as amended or supplemented from time to time.

“Other Accounts” has the meaning set forth in Section 9.8.

B-5

“Parent” has the meaning set forth in the preamble.

“Partially Adjusted Capital Account” means with respect to any Partner as of the last day of any Accounting Period, the Capital Account of such Partner as of the beginning of the Accounting Period ending on such date, adjusted as set forth in Section 7.3 to reflect (a) all contributions made by and distributions made to such Partner during the Accounting Period ending on such date and (b) all allocations of items of Company income, gain, loss or expense made for such Accounting Period pursuant to Sections 7.5-7.8, but (c) before giving effect to any allocation of Net Profit or Net Loss made for such Accounting Period pursuant to Section 7.5.

“Partner” means any Person that is admitted as a Common Partner, Preferred Partner or General Partner of the Company in accordance with the terms of this Agreement at the time of reference thereto.

“Partner Nonrecourse Debt” means any liability of the Company to the extent that (i) the liability is nonrecourse for purposes of Treasury Regulations ss. 1.1001-2 and (ii) a Partner or a Related Person bears the economic risk of loss under Treasury Regulations ss. 1.752-2.

“Partner Nonrecourse Debt Minimum Gain” means minimum gain attributable to Partner Nonrecourse Debt pursuant to Treasury Regulations ss. 1.704-2(i)(2).

“Partner Nonrecourse Deduction” means any item of Book loss or deduction that is attributable to a Partner Nonrecourse Debt pursuant to Treasury Regulations ss. 1.704-2(i).

“Partner Nonrecourse Distribution” means a distribution to a Partner that is allocable to a net increase in such Partner’s share of Partner Nonrecourse Debt Minimum Gain pursuant to Treasury Regulations ss. 1.704-2(i)(6).

“Person” means any human being, partnership, limited liability company, corporation, trust or other entity.

“Placement Agents” means, collectively, Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC and such other placement agents as may be designated by the General Partner and approved by the Board of Directors.

“Portfolio Company” means any Person that has issued any securities or incurred any obligations that are then owned, or that previously were owned, by the Company.

“Preferred Partner” means a Partner holding Preferred Interests of the Company.

“Preferred Interests” means the preferred limited partner interests of the Company having the rights and other terms set forth in the Statement of Preferences for the applicable series thereof, including without limitation any Series A Preferred Interests.

“Previously Undistributed Net Profit” means, as calculated from time to time, the excess, if any, of (i) Aggregate Net Profit over (ii) the aggregate amount of distributions pursuant to Section 8.1(b) made prior to the time of calculation.

B-6

“Replacement Principal” shall have the meaning set forth in Section 10.12.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Section 8.1 Percentage” means a percentage interest from time to time for each Partner as follows: (i) 100% to the Common Partners (pro rata in accordance with their relative Capital Account balances) until the Common Partners have received all amounts due them pursuant to Section 8.1(b)(ii) of this Agreement; (ii) thereafter, 100% to the General Partner until the General Partner has received all amounts due it pursuant to Section 8.1(b)(iii) of this Agreement; and (iii) at all other times, 80% to the Common Partners (pro rata in accordance with their relative Capital Account balances), and 20% to the General Partner.

“Section 705(a)(2)(B) Expenditures” means non-deductible expenditures of the Company that are described in Section 705(a)(2)(B) of the Code, and organization and syndication expenditures and disallowed losses to the extent that such expenditures or losses are treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to Treasury Regulations ss. 1.704-1(b)(2)(iv)(i).

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

“Series A Preferred Interests” means the Series A Cumulative Preferred Interests of the Company, the Statement of Preferences of which is attached hereto as Appendix A.

“Statement of Preferences” means any statement of preferences setting forth the rights and other terms of any Preferred Interests issued by the Company.

~~“Subscription Period” means the period commencing on the date hereof and ending on or prior to April 10, 2009.~~

“Substituted Partner” means any Person admitted as a Partner pursuant to Section 11.2(b).

“Target Capital Account” means, with respect to any Partner as of the last day of any Accounting Period, an amount (which may be either a positive or a deficit balance) equal to the amount that such Partner would receive as a distribution if all assets held by the Company on such date were sold for an aggregate amount of cash equal to the fair market value (as computed for Capital Account purposes as of such last day of such Accounting Period) of such assets, all liabilities were satisfied in accordance with their terms and all remaining cash were distributed to the Partners in accordance with the relevant provisions of Section 8 (computed after the contributions received and distributions made by the Company during the Accounting Period ending on such date have been taken into account as provided in Section 7.3).

“Tax Matters Partner” means the General Partner in its capacity as the “tax matters partner” pursuant to Section 9.9(a).

B-7

“Transaction Documents” has the meaning assigned to such term in the Credit Agreement.

“Transfer” or “Transferred” means, with respect to any legal or beneficial interest in the Company, a direct or indirect sale, transfer, assignment, gift, pledge, hypothecation or other disposition or encumbrance of any nature of or on such interest, whether by operation of law or otherwise (including a transfer as a result of a merger or consolidation involving a Partner or a sale of all or substantially all of a Partner’s assets).

“Transferee” means, with respect to any legal or beneficial interest in the Company, the Person to whom the Transferor of such interest desires to Transfer or has Transferred such interest.

“Transferor” means, with respect to any legal or beneficial interest in the Company, the Partner or other Person desiring to Transfer such interest.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“Valuation Date” means (i) the last Business Day of each Fiscal Quarter, (ii) a date selected by the Company within 48 hours prior to each issuance (exclusive of Sundays and holidays) of Common Interests by the Company, (iii) each distribution declaration date (after giving effect to the relevant declaration), (iv) the date on which the Company terminates, and (v) such other dates as determined by the Board of Directors, in accordance with the valuation policies and guidelines approved from time to time by the Board of Directors.

SECTION 2

LIMITED PARTNERSHIP FORMATION AND IDENTIFICATION

2.1          Formation

The Company has been formed as a limited partnership pursuant to the Delaware Act by the filing of the Certificate with the Secretary of State, Division of Corporations, in accordance with the Delaware Act on September 29, 2006. The Company is hereby continued under, and its business and affairs shall be conducted in accordance with, the Delaware Act, and this Agreement shall be governed by the laws of the State of Delaware. ~~Common Partners shall be admitted as Partners of the Company upon the General Partner’s execution of this Agreement as the attorney-in-fact for such Common Partners.~~ Preferred Partners shall be admitted as Partners of the Company pursuant to the provisions of the applicable Statement of Preferences. As of the date hereof, the Parent is the sole Common Partner. As of the date hereof, the Parent is the sole Common Partner.

2.2          Name and Place of Business

The name of the Company shall be “Tennenbaum Opportunities Partners V, LP” or such other name or names as may be selected by the General Partner from time to time with written notice given to the Partners of such change. The principal office of the Company shall be at the principal place of business of the General Partner at 2951 28th Street, Suite 1000, Santa Monica, California 90405, or other or additional places of business as may be selected from time to time by the Company.

B-8

2.3          Records of Partners

The addresses and schedules of capital accounts and other matters related to the Partners shall be those set forth in the Company records. A Partner may change its address by written notice to the Company, in care of the General Partner, at the address set forth in Section 2.2.

2.4          Limited Partnership

The Company has been formed as a limited partnership under and pursuant to the Delaware Act. The Board of Directors and the Partners specifically intend and agree that the Company shall, for purposes of the Code and state tax laws, be classified as a partnership and none of them shall make any election or take any other action that would cause their relationship under this Agreement to be excluded from the application of all or any part of Subchapter K of the Code (or any successor provisions). The Partners specifically intend and agree that the Company shall be a limited partnership pursuant to the Delaware Act and not any other type of venture.

SECTION 3

PURPOSE, NATURE OF BUSINESS AND POWERS

(a)          The purposes of the Company and the business to be carried on by it, subject to the limitations contained elsewhere in this Agreement, are to engage in any business lawful for a corporation or partnership formed under the laws of the State of Delaware, including to act as an investment company.

(b)          The Company shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes and business described herein and for the protection and benefit of the Company, and shall have, without limitation, any and all of the powers of a partnership organized under the laws of the State of Delaware.

(c)          All property owned by the Company, real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Partner or Director, individually, shall have any ownership of such property.

B-9

SECTION 4

TERM

The existence of the Company commenced on the date the Certificate was filed in the Office of the Secretary of State and shall continue in full force and effect until ~~the end of the Investment Period, plus up to two one-year extensions if requested by the General Partner and approved by Common Partners holding a majority of the Common Interests~~October 10, 2018.

SECTION 5

PARTNERSHIP INTERESTS

5.1          Capital Accounts

A capital account (“Capital Account”) shall be established for each Partner and shall initially equal the Capital Contribution of such Partner, which shall be equal to the aggregate amount of cash contributed by such Partner to the Company plus the fair market value of property contributed by such Partner to the Company (net of any liabilities secured by such property that the Company is considered to assume or take subject or pursuant to Section 752 of the Code), minus the amount of money and the fair market value of property, if any, distributed to such Partner by the Company (net of any liabilities secured by such property that such Partner is considered to assume or take subject or pursuant to Section 752 of the Code). Each such Capital Account shall be adjusted in accordance with the provisions of Section 7.

5.2          Classes and Series

The General Partner shall have the authority, with the approval of the Directors and without the approval of any other Partners of the Company, to create, classify or reclassify one or more classes of Interests and one or more series of any or all of such classes, each of which classes and series thereof shall have such designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions as the General Partner with the approval of the Directors shall determine from time to time with respect to each such class or series by amendment to this Agreement without the approval of any Partners of the Company; provided, however, that no reclassification of any existing Interests and no modifications of any of the designations, powers, preferences, voting, conversion or other rights, limitations, qualifications and terms and conditions of any existing Interests may be made by the General Partner without the affirmative vote of the Partners specified in Section 10.3 to the extent required thereby and the satisfaction of any conditions to such reclassification as set forth in the applicable Statement of Preferences. The designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions of the Series A Preferred Interests in the form of the Statement of Preferences therefor are attached as Appendix A.

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5.3          Issuance of Interests

(a)          Subject to Section 5.3(b), the General Partner, in its discretion, may from time to time without the vote of the Partners issue Interests of any class or any series of any such class to such Person or Persons and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the General Partner with the approval of the Directors may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.

(b)          Number of Holders. The aggregate number of Partners at no time shall exceed 95 “partners”, as determined for purposes of ss.1.7704-1(h) of the Treasury Regulations. Each Holder of a Preferred Interest and a Common Interest must (i) be a “United States Person” (as defined in Section 7701(a)(30) of the Code), or (ii) represent to the Company that it holds its Interest in the Company in connection with its conduct of a trade or business within the United States, as determined for U.S. federal income tax purposes, and provide the Company with a properly executed IRS Form W-8 ECI with respect to its acquisition of its interest in the company upon becoming a Partner and at such subsequent times as required by law or as the Company may reasonably request.

5.4          Rights of Partners

The Interests shall be personal property giving only the rights specifically set forth in this Agreement. The ownership of the Assets of every description is vested in the Company. The right to conduct and supervise the conduct of the business of the Company is vested exclusively in the General Partner, subject to the rights of the Directors specified herein or required by the Investment Company Act (subject to the right of the General Partner and Board of Directors to delegate all or any part of their authority to any person or group of persons, including, without limitation, the Investment Manager), and the Partners shall have no interest therein other than the beneficial interest conferred by their Interests, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Company nor can any Partner (other than the General Partner) be called upon to share or assume any losses of the Company or suffer an assessment of any kind by virtue of their ownership of Interests. No Interests of any class or series shall entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as otherwise specified in this Agreement or as specified by the General Partner in the designation or redesignation of any such class or series).

SECTION 6

REGISTERED OFFICE AND AGENT FOR SERVICE OF PROCESS

The Corporation Trust Company is hereby designated, subject to change by the General Partner, as the registered office of the Company and as the agent upon whom process issued by authority of or under any law of the State of Delaware may be served.

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SECTION 7

CAPITAL ACCOUNTS AND ALLOCATIONS

7.1          Capital Contributions of Partners

(a)          ~~Prior to being admitted as a Partner of the Company, a Common Partner must satisfy the General Partner that it and each of its equity holders that is indirectly charged the amounts allocated to the General Partner pursuant to Section 8.1(b)(iii) and (iv) is an “accredited investor” as defined in Rule 501(a) under the Securities Act and a “qualified client” within the meaning of Rule 205-3 of the Advisers Act and shall be deemed to have contributed to the Company all of the Company’s Net Asset Value~~The Company has called all of its capital from the Common Partners and is not entitled to require any additional Capital Contributions by any Common Partner. On the date of issuance of any Preferred Interests, the Person who is or who has previously been admitted as a Partner in respect of such Preferred Interest in accordance with the applicable Statement of Preferences shall, in connection therewith, contribute to the Company an amount in cash equal to the purchase price for the Preferred Interests acquired on such date.

7.2          Withdrawal of Capital

No Partner shall have any right to withdraw from the Company except in connection with the admission of one or more Transferees of all of such Partner’s Interests in the Company. No Partner shall have any right to require the Company to repurchase or redeem all or any portion of its Interests except as provided in or pursuant to any Statement of Preferences.

7.3          Capital Accounts

(a)          Without limiting the generality of the foregoing and subject to paragraphs (b), (c), (d) and (e) below and to Section 7.8, the Capital Account maintained for each Partner shall initially have a balance equal to the Capital Contribution made by such Partner to the Company; thereafter, such balance will be increased by the aggregate amount of Net Profit and other items of income and gain allocated to such Partner pursuant to Sections 7.4-7.8; decreased by the aggregate amount of distributions made by the Company to such Partner; decreased by the aggregate amount of Net Loss and other items of deduction, expenditure and loss allocated to such Partner pursuant to Sections 7.4-7.8. In crediting or debiting a Partner’s Capital Account, whether in connection with its Capital Contribution or thereafter, the Capital Account balance shall be (i) increased by the amount of any liability of the Company that the Partner assumes (within the meaning of Treasury Regulations ss. 1.704-1(b)(2)(iv)(c)) (excluding liabilities assumed in connection with the distribution of Company property and excluding increases in such Partner’s share of Company liabilities pursuant to Section 752 of the Code) and (ii) decreased by the amount of any individual liability of such Partners for which the Company becomes personally and primarily liable (excluding liabilities assumed in connection with the contribution of property to the Company by such Partner and excluding decreases in such Partner’s share of Company liabilities pursuant to Section 752 of the Code).

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(b)          The General Partner may adjust the Partners’ Capital Accounts in accordance with, and upon the occurrence of an event described in Treasury Regulations Section 1.704-1(b)(2)(iv)(f) including but not limited to the addition of new Partners, to reflect a revaluation of the Company’s assets on the Company’s books. Such adjustments to the Partners’ Capital Accounts shall be made in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain or loss with respect to such revalued property.

(c)          Except as may be required by the Delaware Act or any other applicable law, no Partner with a negative balance in its Capital Account shall have any obligation, in connection with the liquidation of the Company or otherwise, to restore such negative balance

(d)          Upon any Transfer (other than a pledge or hypothecation) of an interest in the Company, a proportionate share of the Capital Account of the Transferor shall be transferred to the Transferee, and the Transferee shall be deemed to have made the contributions that were made by the Transferor and to have received the distributions and allocations that were received by the Transferor from the Company, in each case to the extent of the interest transferred.

(e)          All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b)(2)(iv), as amended, and shall be interpreted and applied in a manner consistent with such Treasury Regulations. The General Partner shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with the Treasury Regulations promulgated under Section 704 of the Code.

7.4          Allocations in General

Company income, gain, loss and expense shall be allocated to the Capital Accounts of the Partners in accordance with Sections 7.5-7.9.

7.5          Allocation of Net Profit and Net Loss

The General Partner shall seek to determine and allocate all items of profit, gain, loss and deductions, as described below, with respect to each Accounting Period of the Company within 45 days after the end of each Accounting Period other than any Accounting Period ending on the last day of the Fiscal Year and within 60 days after the end of each Fiscal Year. After giving effect to the special allocations set forth in Sections 7.6, 7.7 and 7.8, the Net Profit or Net Loss of the Company for such Accounting Period shall be allocated to the Capital Accounts of the Partners as follows:

(a)          Net Profit and Net Loss of the Company shall be allocated among the Partners so as to reduce proportionately (i) in the case of Net Profit, the difference between their respective Target Capital Accounts and Partially Adjusted Capital Accounts as of the end of such Accounting Period, or (ii) in the case of Net Loss, the difference between their respective Partially Adjusted Capital Accounts and Target Capital Accounts as of the end of such Accounting Period. No portion of the Company’s Net Profit or Net Loss for any Accounting Period shall be allocated to any Partner, in the case of Net Profit, whose Partially Adjusted Capital Account is greater than or equal to its Target Capital Account or, in the case of Net Loss, whose Target Capital Account is greater than or equal to its Partially Adjusted Capital Account as of the end of such Accounting Period.

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(b)          The following special allocations of items of Company income, gain, loss and expense taken into account in determining Net Profit and Net Loss shall be made in the circumstances described below:

(i)          if the Company has Net Profit for any Accounting Period and, notwithstanding the application of Section 7.5(a), any Partner’s Partially Adjusted Capital Account is greater than its Target Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Partner with such difference shall be specially allocated items of Company loss or expense for such Accounting Period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account;

(ii)         if the Company has Net Loss for any Accounting Period and, notwithstanding the application of Section 7.5(a), any Partner’s Partially Adjusted Capital Account is less than its Target Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Partner with such difference shall be specially allocated items of Company income or gain for such Accounting Period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account; and

(iii)        if the Company has neither Net Profit nor Net Loss for any Accounting Period and, notwithstanding the application of Section 7.5(a), any Partner’s Target Capital Account differs from its Partially Adjusted Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Partner with such difference shall be specially allocated items of Company income or gain (if such Partner’s Target Capital Account exceeds its Partially Adjusted Capital Account) or loss or expense (if such Partner’s Target Capital Account is less than its Partially Adjusted Capital Account) for such Accounting Period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account.

(c)          The Net Profit or Net Loss of the Company for purposes of determining allocations to the Capital Accounts of the Partners will be determined in the same manner as the determination of the Company’s taxable income, except that (i) items that are required by Section 703(a)(1) of the Code to be separately stated will be included; (ii) items of income that are exempt from inclusion in gross income for federal income tax purposes will be treated as items of income, and related deductions that are disallowed under Section 265 of the Code will be treated as deductions; (iii) Section 705(a)(2)(B) Expenditures will be treated as deductions; (iv) items of gain, loss, depreciation, amortization, or depletion that would be computed for federal income tax purposes by reference to the Cost Basis of an item of Company property will be determined by reference to the value of such item of property for purposes of determining Net Asset Value; and (v) the effects of upward and downward revaluations of Company property pursuant to Section 7.3(b) will be treated as gain or loss respectively from the sale of such property.

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(d)          In the event that the value of any item of Company property for purposes of determining Net Asset Value differs from its Cost Basis, subject to Treasury Regulations ss. 1.704-3(d)(2), the amount of depreciation, depletion, or amortization for purposes of determining Net Profit or Net Loss for a period with respect to such property will be computed so as to bear the same relationship to the value of such property for purposes of determining Net Asset Value as the depreciation, depletion, or amortization computed for tax purposes with respect to such property for such period bears to the Cost Basis of such property. If the Cost Basis of such property is zero, the depreciation, depletion, or amortization with respect to such property for purposes of determining Net Profit or Net Loss will be computed by using a method consistent with the method that would be used for tax purposes if the Cost Basis of such property were greater than zero.

(e)          The parties hereto acknowledge and agree that the purpose of the allocations set forth in this Section 7.5 is to allocate Net Profit and Net Loss among the Partners in a manner that conforms, as closely as possible, to the manner in which amounts reflecting Aggregate Net Profit would be distributed among the Partners pursuant to Section 8. In all events, the basic economic arrangement of the Partners set forth in Section 8 shall be controlling. The parties hereto further acknowledge and confirm the authority of the General Partner, pursuant to Section 7.6 or otherwise, to make such corrective allocations as it deems necessary to achieve the purpose described in the two immediately preceding sentences.

7.6          Corrective Adjustments

If, for any reason, allocations of Net Profit and Net Loss (or any item of income, gain, loss or expense taken into account in determining Net Profit and Net Loss) do not correspond to distributions of amounts reflecting Aggregate Net Profit or other property made or required to be made by the Company pursuant to Section 8 (due, for example, to events occurring between the time that such allocations are made and the time that the related distributions are made), then the General Partner shall allocate Net Profit and Net Loss (and, if necessary, items of Company income (including gross income), gain, loss and expense taken into account in determining Net Profit and Net Loss) and any other items of Company income, gain, loss and expense recognized in subsequent Accounting Periods among the Partners in such a manner as shall, in the General Partner’s sole discretion, eliminate as rapidly as possible the disparity between the prior allocations of Net Profit and Net Loss (or items taken into account in determining Net Profit and Net Loss), on the one hand, and those non-corresponding distributions, on the other hand. In all cases, any corrective adjustments made pursuant to this Section 7.6 shall be controlled by the economic arrangement of the Partners set forth in Section 8.

7.7          Special Allocations

Prior to making any allocations under Section 7.5 or Section 7.6, the following special allocations shall be made in the following order:

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(a)          Limitation on Net Losses. If any allocation of Net Loss or an item of deduction, expenditure or loss to be made pursuant to Section 7.5, Section 7.6 or this Section 7.7 for any Accounting Period would cause a deficit in any Partner’s Adjusted Capital Account (or would increase the amount of any such deficit), then the relevant amount shall be allocated to such Partners that have positive Adjusted Capital Account balances in proportion to the respective amounts of such positive balances until all such positive balances have been reduced to zero.

(b)          Qualified Income Offset. If any Partner unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(iv)(f)(6) that creates or increases a deficit in the Adjusted Capital Account of such Partner, then items of income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for the relevant Fiscal Year and, if necessary, for subsequent Fiscal Years) shall be allocated to such Partner in an amount and manner sufficient to eliminate such deficit as quickly as possible. This Section 7.7(b) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), and this Section 7.7(b) shall be interpreted and applied consistently therewith.

(c)          Substantial Economic Effect. Notwithstanding anything in this Agreement to the contrary, if the allocation of any item of income, gain, loss or expense pursuant to this Section 7 does not have substantial economic effect under Treasury Regulations Section 1.704-1(b)(2) and is not in accordance with the Partners’ interests in the Company within the meaning of Treasury Regulations Section 1.704-1(b)(3), then such item shall be reallocated in such manner as to (i) have substantial economic effect or be in accordance with the Partners’ interests in the Company and (ii) result as nearly as possible in the respective balances of the Capital Accounts that would have been obtained if such item had instead been allocated under the provisions of this Section 7 without giving effect to this Section 7.7(c).

(d)          Corrective Allocations. If any amount is allocated pursuant to paragraph (a), (b) or (c) of this Section 7.7, then, notwithstanding anything in Section 7.5 to the contrary (but subject to the provisions of paragraphs (a), (b) and (c) of this Section 7.7), income, gain, loss and expense, or items thereof, shall thereafter be allocated in such manner and to such extent as may be necessary so that, after such allocation, the respective balances of the Capital Accounts will equal as nearly as possible the balances that would have been obtained if the amount allocated pursuant to paragraph (a), (b) or (c) of this Section 7.7 instead had been allocated under the provisions of Sections 7.5-7.8 without giving effect to the provisions of such paragraph.

(e)          Amendments to Allocations. The provisions hereof governing Company allocations and distributions, including the distribution of assets upon liquidation of the Company, are intended to comply with the requirements of Sections 704(b) and (c) of the Code and the Treasury Regulations that have been or may be promulgated thereunder, and shall be interpreted and applied in a manner consistent therewith. If, in the opinion of the General Partner, the allocations of income, gain, loss and expense provided for herein do not comply with (i) such Code provisions or Treasury Regulations or (ii) any other applicable provisions of the Code or Treasury Regulations (including the provisions relating to nonrecourse deductions and partner nonrecourse deductions), then, notwithstanding anything in this Agreement to the contrary, such allocations shall, upon notice in writing to each Partner, be modified in such manner as the General Partner determines is necessary to satisfy the relevant provisions of the Code or Treasury Regulations, and the General Partner shall have the right to amend this Agreement (without the consent of any other Partner being required for such amendment) to reflect any such modification; provided, however, that no such modification shall alter materially the economic arrangement among the Partners.

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7.8          Adjustments to Reflect Changes in Interests

With respect to any Accounting Period during which any Partner’s interest in the Company changes, whether by reason of the admission of a new Partner, the withdrawal of a Partner, a non-pro rata contribution of capital to the Company or otherwise as described in Section 706(d)(1) of the Code and Treasury Regulations issued thereunder, allocations of Net Profit, Net Loss and other items of Company income, gain, loss and expense shall be adjusted appropriately to take into account the varying interests of the Partners during such Accounting Period. The General Partner, in good faith and subject to approval by the Directors, shall select the method (or combination of methods) of making such adjustments.

7.9          Allocation of Taxable Income and Loss

(a)          Except as otherwise provided in this Section 7.9, the taxable income or loss of the Company for any Accounting Period shall be allocated among the Partners in proportion to and in the same manner as Net Profit, Net Loss and separate items of income, gain, loss and expense (excluding items for which there are no related tax items) are allocated among the Partners for Capital Account purposes pursuant to the provisions of Sections 7.5, 7.6, 7.7 and 7.8 giving effect to Sections 704(b) and (c) of the Code. Except as otherwise provided in this Section 7.9, the allocable share of a Partner for tax purposes in each specified item of income, gain, loss or expense of the Company comprising Net Profit, Net Loss or any item allocated pursuant to Section 7.5, 7.6, 7.7 or 7.8, as the case may be, shall be the same as such Partner’s allocable share of Net Profit, Net Loss or the corresponding item for such Accounting Period. To the fullest extent practicable and permitted under the Code, all items of ordinary deduction and income shall be allocated separately from items of capital loss and gain.

(b)          The items of income, gain, loss and expense allocated to the Partners for tax purposes pursuant to this Section 7.9 shall not be reflected in the Partners’ Capital Accounts. Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intent of this Agreement and is consistent with the economic arrangement among the Partners.

7.10        Guaranteed Payments

The amounts payable to a Preferred Partner pursuant to Section 8.1 shall be treated by such holder and the Company as “guaranteed payments” under Section 707(c) of the Code.

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7.11        Allocation of Nonrecourse Deductions

Nonrecourse Deductions for each fiscal year will be allocated among the Partners in proportion to their respective Section 8.1 Percentages for such fiscal year.

7.12        Allocation of Partner Nonrecourse Deductions

Notwithstanding any other provisions of the Agreement, any item of Partner Nonrecourse Deduction with respect to a Partner Nonrecourse Debt will be allocated to the Partner or Partners who bear the economic risk loss for such Partner Nonrecourse Debt in accordance with Treasury Regulations ss. 1.704-2(i).

7.13        Excess Nonrecourse Liabilities

For the purpose of determining the Partners’ shares of the Company’s Excess Nonrecourse Liabilities pursuant to Treasury Regulations ss.ss. 1.752-3(a)(3) and 1.707-5(a)(2)(ii), and solely for such purpose, the Partners’ interests in profits are hereby specified to be their respective Section 8.1(b) Percentages.

7.14        Treatment of Certain Distributions

(a)          In the event that (i) the Company makes a distribution that would (but for this subsection (a)) be treated as a Nonrecourse Distribution, and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Partner receiving such distribution as of the end of the Company’s taxable year in which such distribution occurs, then such distribution may be treated as not constituting a Nonrecourse Distribution to the extent permitted by Treasury Regulations ss. 1.704-2(h)(3).

(b)          In the event that (i) the Company makes a distribution that would (but for this subsection (b)) be treated as a Partner Nonrecourse Distribution, and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Partner receiving such distribution as of the end of the Company’s taxable year in which such distribution occurs, then such distribution may be treated as not constituting a Partner Nonrecourse Distribution to the extent permitted by Treasury Regulations ss. 1.704-2(i)(6).

SECTION 8

DISTRIBUTIONS

8.1          Distributions

(a)          From time to time, the General Partner will determine, subject to approval by the Directors if they so determine, the amount of distributions to be made, in the order of priority set forth in Section 8.1(b), of all or any portion of the Company’s Aggregate Net Profit, in each case to the extent permitted by the Borrowing Arrangements, the Statement of Preferences for any Preferred Interests and any other agreements to which the Company is subject. Amounts not distributed may be reinvested, directly or indirectly, in Fund Investments (as such term is defined in the Credit Agreement).

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(b)          Distributions of amounts reflecting Previously Undistributed Net Profit shall be made at such times as the General Partner in its sole discretion may determine and in the following order of priority:

(i)          100% to the Preferred Partners in accordance with the Statement of Preferences for each series of Preferred Interests;

(ii)         100% to the Common Partners in accordance with their relative Capital Account balances until the cumulative distributions and amounts distributable in respect of the Common Interests exceed an 8% annual weighted average return on undistributed Capital Contributions attributable to the Common Partners (such return, the “Hurdle”);

(iii)        100% to the General Partner until the General Partner has received 25% of the cumulative sum of all amounts previously distributed to the Common Partners under this Section 8.1(b) (such distributions, the “Catch-up Amount”); and

(iv)        80% to the Common Partners in accordance with their relative Capital Account balances and 20% to the General Partner.

(c)          For purposes of determining whether the Hurdle has been exceeded and whether the General Partner has received the Catch-up Amount, the performance of the Company will include the performance of the Parent for periods prior to the date hereof and the distributions, if any, made by the Parent to its members in respect of its operations prior to the date hereof and by the Company pursuant to Section 8.1(b)(i), (ii), (iii).

(d)          The General Partner may, subject to approval by the Directors if they so determine, determine to distribute to any class or classes of the Partners any amounts representing a return of capital or designated as a return of capital (“Returned Capital”); provided, however, that the General Partner shall not make a distribution of Returned Capital to any class at any time when it could not make such distribution under the Investment Company Act or the Delaware Act. Such Returned Capital shall not be distributed in accordance with Section 8.1(b). Any Returned Capital to be distributed shall be distributed to the Partners in proportion to their respective Interests in the class or classes to which such capital is being distributed.

(e)          No Partner shall be entitled to receive distributions in any Accounting Period in excess of its Capital Account balance, after taking into account allocations of Net Profit or Net Loss for the applicable Accounting Period.

(f)          Any distribution by the Company pursuant to the terms of this Section 8.1 or Section 16.4 to the Person shown on the Company’s records as a Partner or to such Person’s legal representatives, or to the assignee of the right to receive such distributions as provided herein, shall acquit the Company and the General Partner of all liability to any other Person who may be interested in such distribution by reason of any other assignment or Transfer of such Partner’s Interest for any reason (including an assignment or Transfer thereof by reason of death, incompetence, bankruptcy or liquidation of such Partner).

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(g)          Notwithstanding any provision to the contrary contained in this Agreement, the Company, and the General Partner on behalf of the Company, shall not make a distribution to any Partner on account of its Interest if such distribution would violate Section 17-607 of the Delaware Act or other applicable law.

(h)          Notwithstanding the foregoing provisions of this Section 8.1 (or any other provision hereof), the General Partner may set aside reasonable reserves for anticipated liabilities, obligations or commitments of the Company.

8.2          Withholding

(a)          The Company shall comply with withholding requirements under United States federal, state and local law and shall remit amounts withheld to and file required forms with the applicable jurisdictions. To the extent the Company is required to withhold and pay over any amount to any authority with respect to distributions or allocations to any Partner (whether, General Partner, Common Partner or Preferred Partner), the amount withheld shall be deemed to be a distribution by the Company to such Partner in the amount of the withholding.

(b)          If any amount was withheld on income received by the Company and the amount of the withholding was calculated, under applicable law, with respect to income allocable to some (but not all) of the Partners such withholding (and any related tax or book income or deduction item) shall be allocated, in a manner reasonably determined by the General Partner, to the Partners with respect to whom the withholding was calculated, and distributions shall be adjusted accordingly; provided, however, that if the Partner to whom such withholding is allocated is not a United States person for U.S. federal income tax purposes, such Partner shall reimburse the Company for the excess of the withholding tax paid on its behalf over the amount that otherwise would have been payable in respect of such Partner had such Partner been a United States person. If the Partner fails to so reimburse the Company, such excess will be treated as an advance repayable with interest out of the first available amounts that would otherwise be payable to such Partner.

SECTION 9

MANAGEMENT, GENERAL PARTNER AND BOARD OF DIRECTORS

9.1          Management Generally

(a)          Subject to the ~~requirements of the Investment Company Act, the~~ voting rights of the Interests ~~and~~(including the rights of the ~~Board of Directors set forth herein~~Preferred Interests to elect directors pursuant to the Statement of Preferences), the management of the Company shall be vested exclusively in the General Partner, which shall have~~, subject to the foregoing,~~ all of the power and authority of a “general partner” of the Company within the meaning of the Delaware Act, including the authority to appoint officers and to authorize persons to act on behalf of the Company and engage third parties to provide services to the Company and to perform any permissible activity and is further authorized to delegate such power and authority to such officers or authorized Persons as it determines to be appropriate. Notwithstanding the foregoing, so long as the Company is registered as an investment company under the Investment Company Act, the management power of the General Partner shall be subject to the requirements of the Investment Company Act and the rights of the Board of Directors set forth herein. The Board of Directors may designate one or more committees each of which shall have all or such lesser portion of the power and authority of the entire Board of Directors as the Directors shall determine from time to time, except to the extent that action by the entire Board of Directors or particular Directors is required by the Investment Company Act. On and after cessation of registration as an investment company under the Investment Company Act, and so long as the Preferred Interests are not entitled to elect directors pursuant to the Statement of Preferences, all references in this Agreement to “Directors” or the “Board of Directors” or “subject to approval by the Directors” or any percentage of Directors shall be references to the single General Partner, provided, that the General Partner will be entitled, without any meetings as set forth in Section 9.2(d), to take action. Prior to such cessation the General Partner shall only have such authority as set forth in this Agreement.

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(b)          Notwithstanding Section 9.1(a), the Board of Directors shall have, and the General Partner hereby irrevocably delegates to them pursuant to Section 17-403(c) of the Delaware Act, all of the power and authority set forth in any provision of this Agreement or conferred on them with respect to an investment company by or pursuant to the Investment Company Act and any other federal securities laws, including to appoint and terminate the General Partner, the Investment Manager, the Co-Manager and the independent public accountants of the Company in accordance with the provisions of the Investment Company Act, to establish the policies and procedures for determining the Net Asset Value of the Company and to review and adjust the determinations thereof by the General Partner, to approve all policies and procedures, including compliance policies and procedures, of the Company and of the General Partner, the Investment Manager, the Co-Manager and any transfer agent, to approve co-investments as contemplated by any exemptive order applicable to the Company and to resolve conflicts of interest between the Company and Affiliated Persons thereof. Notwithstanding Section 9.1(a), the Board of Directors shall have full power and authority to allocate any or all of the investment management of the Company’s Assets to the Investment Manager or the Co-Manager instead of to the General Partner.

9.2          Board of Directors

(a)          Subject to the terms of each Statement of Preferences, the number of Directors shall be such number, not less than three, as shall be approved from time to time by a majority of Directors then in office. No reduction in the number of Directors shall have the effect of removing any Director from office prior to the expiration of his or her term. An individual nominated as a Director shall be at least 21 years of age and not older than such age as shall be approved from time to time by not less than two-thirds of the Directors then in office and shall not be under legal disability. Directors need not own Interests or be Partners and may succeed themselves in office. The names and addresses of the Directors shall be set forth in the records of the Company.

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(b)          Any Director may resign as a Director (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date provided in such instrument. Subject to the rights of the Preferred Interests with respect to Directors elected solely by the Preferred Interests pursuant to the Investment Company Act, any Director may be removed (provided that the aggregate number of Directors after such removal shall not be less than the minimum number specified in Section 9.2(a) hereof) for cause at any time by the act of a majority of the remaining Directors, specifying the date when such removal shall become effective. Subject to the rights of the Preferred Interests with respect to Directors elected solely by the Preferred Interests pursuant to the Investment Company Act, any Independent Director may be removed (provided that the aggregate number of Directors after such removal shall not be less than the minimum number Section 9.2(a) hereof) without cause at any time by the act of two-thirds of the remaining Directors, and any Director can be removed without cause by vote of not less than two-thirds of the aggregate voting power of the Interests entitled to vote in the election of such Director, specifying the date when such removal shall become effective.

(c)          The term of office of a Director shall terminate and a vacancy shall occur in the event of the removal, resignation, incompetence or other incapacity to perform the duties of the office, or death, of a Director. Subject to the rights of the Preferred Interests with respect to Directors elected solely by the Preferred Interests pursuant to the Investment Company Act and pursuant to any Statement of Preferences, whenever a vacancy in the Board of Directors shall occur, the remaining Directors may fill such vacancy by appointing an individual having the qualifications described in this Agreement by a written instrument signed or adopted by a majority of the Directors then in office or by election of the holders of Interests, or may leave such vacancy unfilled, or may reduce the number of Directors (provided that the aggregate number of Directors after such removal shall not be less than the minimum specified in Section 9.2(a) hereof). Any vacancy created by an increase in Directors may be filled by the appointment of an individual having the qualifications described in this Agreement by a majority of the Directors then in office or by election of the holders of Interests. No vacancy shall operate to annul this Agreement or to revoke any existing agency created pursuant to the terms of this Agreement. Whenever a vacancy in the number of Directors shall occur, until such vacancy is filled as provided herein, the Directors in office, regardless of their number, shall have all the powers granted to the Directors and shall discharge all the duties imposed upon the Directors by this Agreement.

(d)          Meetings of the Directors shall be held from time to time upon the call of the Chairman, if any, the President, the Secretary or any two Directors. Regular meetings of the Directors may be held without call or notice at a time and place fixed by resolution of the Directors. Notice of any other meeting shall be mailed via overnight courier not less than 48 hours before the meeting or otherwise actually delivered orally or in writing not less than 24 hours before the meeting, but may be waived in writing by any Director either before or after such meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. The Directors may act with or without a meeting. A quorum for all meetings of the Directors shall be one-third of the Directors then in office. Unless provided otherwise in this Agreement, any action of the Directors may be taken at a meeting by vote of a majority of the Directors present (a quorum being present) or without a meeting by written consent of a majority of the Directors or such other proportion as shall be specified herein for action at a meeting at which all Directors then in office are present.

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(i)          Any committee of the Directors may act with or without a meeting. A quorum for all meetings of any such committee shall be one third of the Partners thereof. Unless provided otherwise in this Agreement, any action of any such committee may be taken at a meeting by vote of a majority of the Partners of such committee present (a quorum being present) or without a meeting by written consent of a majority of the Partners of such committee or such other proportion as shall be specified herein for action at a meeting at which all committee Partners are present.

(ii)         With respect to actions of the Directors and any committee of the Directors, Directors who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the Investment Company Act.

(iii)        All or any one or more Directors may participate in a meeting of the Directors or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting except as otherwise provided by the Investment Company Act.

(iv)        The Directors may, but shall not be required to, elect a Chairman of the Board of Directors, who shall not, in his or her capacity as such, be an officer of the Company and who shall serve at the pleasure of the Board of Directors. Any Chairman of the Board of Directors elected by the Directors need not be an Independent Director, unless otherwise required by applicable law.

(e)          The Directors shall elect a Principal Executive Officer, a Secretary, a Principal Financial Officer and any other authorized Persons the Directors consider appropriate, each of whom shall serve at the pleasure of the Board of Directors or until their successors are elected. The Directors may elect or appoint or may authorize the Chairman, if any, or Principal Executive Officer to appoint such other officers or agents or other authorized Persons with such other titles and powers as the Board of Directors may deem to be advisable. Any Chairman shall, and the Principal Executive Officer, Secretary and Principal Financial Officer may, but need not, be a Director.

(f)          The Directors and officers shall owe to the Company and the holders of Interests the same fiduciary duties as owed by directors and officers of corporations to such corporations and their stockholders under the general corporation law of the State of Delaware. Directors elected by the holders of Preferred Interests shall have no special duties to the holders of Preferred Interests. The powers of the Directors may be exercised without order of or resort to any court. No Director shall be obligated to give any bond or other security for the performance of any of his duties or powers hereunder.

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(g)          The Board of Directors may adopt and from time to time amend or repeal By-Laws (“By-Laws”) for the conduct of the business of the Company. Such By-Laws shall be binding on the Company and the Partners unless inconsistent with the provisions of this Agreement. The Partners shall not have authority to adopt, amend or repeal By-Laws.

(h)          Any determination as to what is in the interests of the Company made by the Directors in good faith shall be conclusive. In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Directors.

(i)          On and after cessation of registration as an investment company under the Investment Company Act, at any time that the management of the Company shall be vested exclusively in the General Partner, paragraphs (a) – (d) of this Section 9.2 shall be inoperative and of no further effect.

9.3          Expenses of the Company

(a)          The Company shall have power to incur and pay out of the Assets or income of the Company any expenses necessary or appropriate to carry out any of the purposes of this Agreement, and the business of the Company. The Directors may pay themselves such compensation as they in good faith may deem reasonable and may be reimbursed for expenses reasonably incurred by themselves on behalf of the Company.

(b)          ~~The~~To the fullest extent permitted by applicable law, the Company shall pay, and shall reimburse the General Partner, the Investment Manager, the Co-Manager and each of their respective Affiliates for, any costs and expenses that, in the good faith judgment of the Board of Directors, are incurred in the formation, financing or operation of the Company, including, without limitation, the Advisory Fees and other costs and expenses specified herein or in the Advisory Agreement or the Co-Advisory Agreement to be paid by the Company; fees and expenses of offering Interests or debt instruments and enhancing or assuring the credit quality thereof; fees and expenses relating to short-term investments of cash and investments in Portfolio Companies including the structuring, negotiation, acquisition, syndication, holding, restructuring, recapitalization and disposition thereof or relating to proposed portfolio investments which are not consummated; reasonable premiums for insurance protecting the Company, the General Partner, the Investment Manager, the Co-Manager, any of their respective Affiliates and any of their respective employees and agents; legal, compliance, administrative, custodial and accounting expenses; auditing expenses; appraisal expenses; expenses relating to organizing companies through or in which investments in Portfolio Companies will be made; expenses incurred in maintaining the places of business of the Company; costs and expenses of preparing and maintaining the books and records of the Company and entities through which it invests; costs and expenses that are classified as extraordinary expenses under generally accepted accounting principles; taxes or other governmental charges payable by the Company; costs and expenses incurred in connection with any actual or threatened litigation, and any judgments or settlements paid in connection with litigation, involving the Company, a Portfolio Company or a Person entitled to indemnification from the Company; expenses (including legal fees and expenses) incurred in connection with the bankruptcy or reorganization of any Portfolio Company; costs of reporting to the Partners, creditors and regulatory authorities; costs of responding to regulatory inquiries; costs of Partner meetings and the solicitation of Partner consents; costs incurred in valuing assets; costs of winding up and liquidating the Company; and interest, distributions and fees under the Credit Agreement, other indebtedness incurred by the Company and the Interests.

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(c)          ~~The~~To the fullest extent permitted by applicable law, the Company shall pay, and shall reimburse the General Partner, the Investment Manager, the Co-Manager and each of their Affiliates for, all legal, tax, accounting and other expenses (including organizational expenses) incurred in connection with the Credit Agreement, the Preferred Interests and the formation of the Company and related entities, and all fees payable to any placement agents in connection with subscriptions for the Interests and to any other agents, lenders, arrangers or other Persons in connection with the Credit Agreement and the placement and sale of the Preferred Interests.

(d)          The Company shall pay, and shall reimburse the Co-Manager for, any reasonable transportation and other travel costs and expenses incurred by the Co-Manager in connection with making any representative on any investment committee available for meetings with the other Partners of such investment committee.

9.4          Partners’ Consent

To the fullest extent permitted by law, each Partner hereby consents to the exercise by the General Partner, the Board of Directors and the Investment Manager of the powers conferred on them by or pursuant to this Agreement.

9.5          Exculpation

No Partner (other than the General Partner) shall be subject in such capacity to any personal liability whatsoever to any Person in connection with the Assets or the acts, obligations or affairs of the Company. Partners (other than the General Partner) shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. Except as otherwise required by law, the General Partner, the Directors, the Investment Manager, the Co-Manager, and their respective Affiliated Persons, and any officers, directors, Partners, managers, employees, stockholders, assigns, representatives and agents (including the Placement Agents) of any such Person (each an “Indemnified Person”, and collectively, the “Indemnified Persons”) shall not be liable, responsible or accountable in damages or otherwise to the Company, any Partner or any other Person for any loss, liability, damage, settlement cost, or other expense (including reasonable attorneys’ fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such Indemnified Person (other than solely in such Indemnified Person’s capacity as a Partner, if applicable) in connection with the establishment, management or operations of the Company or the management of the Assets (including in connection with serving on any creditors’ committee or board of directors for any Portfolio Company ), except that an Indemnified Person shall be liable to the Company or any Partner, as the case may be, if such act or failure to act arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of such Person’s duty to the Company or such Partner, as the case may be (such conduct, “Disabling Conduct”). Subject to the foregoing and to the general liability of the General Partner for the liabilities of the Company, all such Persons shall look solely to the Assets for satisfaction of claims of any nature arising in connection with the affairs of the Company. If any Indemnified Person is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such Indemnified Person shall not, on account thereof, be held to any personal liability.

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9.6          Indemnification; No Duty of Investigation; Reliance on Experts

(a)          To the fullest extent permitted by applicable law, each of the Indemnified Persons shall be held harmless and indemnified by the Company (out of the Assets and not out of the separate assets of any Partner) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Person may be or may have been involved as a party or otherwise (other than as authorized by the Directors, as the plaintiff or complainant) or with which such Indemnified Person may be or may have been threatened, while acting in such Person’s capacity as an Indemnified Person, except with respect to any matter as to which such Indemnified Person shall not have acted in good faith in the reasonable belief that such Person’s action was in the best interest of the Company or, in the case of any criminal proceeding, as to which such Indemnified Person shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that an Indemnified Person shall only be indemnified hereunder if (i) such Indemnified Person’s activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such Indemnified Person is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, that the Indemnified Person is entitled to indemnification (the “Disinterested Non-Party Directors”), or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion that concludes that the Indemnified Person should be entitled to indemnification. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the Directors. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (b) below.

(b)          The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the Indemnified Person of the Indemnified Person’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the Indemnified Person shall provide adequate security for his undertaking, (2) the Company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification.

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(c)          The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which such Indemnified Person may be lawfully entitled.

(d)          Notwithstanding the foregoing, subject to any limitations provided by this Agreement and the Investment Company Act ~~and this Agreement~~, as applicable, the Company shall have the power and authority to indemnify Persons providing services to the Company to the full extent provided by law as if the Company were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Directors or, with respect to agreements to which the General Partner and Investment Manager are not party, by the General Partner. On and after the date the Company ceases to be a registered investment company under the Investment Company Act, and so long as the Preferred Interests are not entitled to elect directors pursuant to the Statement of Preferences, the majority vote set forth in Sections 9.6(a) and (b) may be taken by action of the General Partner.

(e)          No purchaser, lender, transfer agent or other person dealing with the Directors or with the General Partner or any officer, employee or agent of the Company shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Directors or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Directors or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Interest and security of the Company, and every other act or thing whatsoever executed in connection with the Company shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Directors under this Agreement or in their capacity as the General Partner or officers, employees or agents of the Company. The Company may maintain insurance for the protection of the Assets, its Partners, Directors, officers, employees or agents in such amounts as the Directors shall deem adequate to cover possible liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the Investment Company Act.

(f)          Each Indemnified Person shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, General Partner officers or employees of the Company, regardless of whether such counsel or other person may also be a Director.

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9.7          Director Limited Liability

Except as otherwise provided by law, the Directors shall not be obligated personally for any debt, obligation or liability of the Company solely by reason of being a director of the Company, and the debt, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company.

9.8          Certain Other Activities

The General Partner, the Investment Manager, the Co-Manager and their respective Affiliated Persons, employees and associates (collectively, the “Manager Affiliates”) may manage funds and accounts other than the Assets (“Other Accounts”) that invest in assets eligible for purchase by the Company. Subject to the applicable requirements of the Investment Company Act and the Advisers Act, the Manager Affiliates are in no way prohibited from spending, and may spend, substantial business time in connection with other businesses or activities, including, but not limited to, managing Other Accounts, managing investments, advising or managing entities whose investment objectives are the same as or overlap with those of the Company, participating in actual or potential investments of the Company or any Partner, providing consulting, merger and acquisition, structuring or financial advisory services, including with respect to actual, contemplated or potential investments of the Company, or acting as a director, officer, manager, Partner or creditors’ committee Partner of, or adviser to, or participant in, any corporation, company, limited liability company, trust or other Person. Subject to the applicable requirements of the Investment Company Act and the Advisers Act, the Manager Affiliates are in no way prohibited from receiving, and may receive, fees or other compensation from third parties for any of these activities, which fees will be for their own account and not for the account of the Company. Such fees may relate to actual, contemplated or potential investments of the Company and may be payable by entities in which the Company directly or indirectly has invested or contemplates investing. Neither the Company nor any Partner shall, by virtue of this Agreement, have any right, title or interest in or to the businesses or activities permitted by this Section 9.8 or in or to any fees or consideration derived therefrom. Allocation of investments or opportunities among the Company and Other Accounts will be made as described in the Offering Memorandum or as otherwise approved by the Board of Directors in accordance with the Investment Company Act, as applicable, the Advisers Act and any exemptive order obtained from the U.S. Securities and Exchange Commission.

9.9          Tax Matters

(a)          The General Partner is hereby designated the “tax matters partner” for purposes of Section 6231(a) of the Code and Treasury Regulations.

(b)          The Tax Matters Partner shall have the right to file all necessary reports relating to any withholding or payment in connection with Section 8.2, as may be required by law or as the Tax Matters Partner deems appropriate. Each Partner shall indemnify the Company and the Tax Matters Partner and hold each of them harmless from any liability with respect to any taxes, penalties or interest required to be withheld or paid to any taxing authority by the Company or the Tax Matters Partner for or on behalf of such Partner or with respect to such Partner’s Interests.

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(c)           Any Partner that is a partnership (or that is treated as a partnership for federal income tax purposes) will promptly notify the Company in writing upon any of the following occurrences:

(i)          any event, such as a sale or exchange of an interest in such Partner, that will result in an adjustment to the basis of the assets of such Partner under Section 743(b) of the Code pursuant to an election under Section 754 of the Code;

(ii)         any event, such as a distribution of cash or other property by such Partner, that will result in an adjustment to the basis of such Partner’s assets under Section 734(b) of the Code pursuant to an election under Section 754 of the Code; or

(iii)        any event that will result in the termination of such Partner as a partnership pursuant to Section 708(b)(1)(B) of the Code.

(d)           In the event that any interest in a Partner that is a partnership (or that is treated as a partnership for federal income tax purposes) is owned directly or indirectly by a tax exempt or foreign Person or entity, such Partner will promptly notify the Company in writing of such tax exempt or foreign Person or entity’s proportionate share of such Partner’s items of income and gain (determined as a percentage pursuant to Section 168(h)(6)(C) of the Code) and of any change in such proportionate share.

(e)           The Tax Matters Partner shall have the right to make such elections under the tax laws of the United States, the several states and other relevant jurisdictions as to the treatment of items of Company income, gain, loss, deduction and credit and as to all other relevant matters as it believes necessary, appropriate and desirable.

(f)           The Tax Matters Partner shall have the right to make or petition to revoke (as the case may be) the election referred to in Section 754 of the Code; it being understood that the Tax Matters Partner, as of the date hereof, does not intend to make such election but may in the future choose to do so in its sole discretion. Each Partner agrees in the event of such an election to supply promptly to the Company the information necessary to give effect thereto.

(g)           No Partner (other than the Tax Matters Partner) shall have the right to participate in the audit of any Company tax return, file any tax return, amended tax return or claim for refund inconsistent with any item of income, gain, loss or expense reflected on any Company tax return, participate in any administrative or judicial proceeding arising out of or in connection with any Company tax return, audit relating to a Company tax return, claim for refund by the Company or denial of such a claim, or appeal, challenge or otherwise protest any adverse findings in any such audit or with respect to any such tax return or in any such administrative or judicial proceedings.

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SECTION 10

PARTNERS

10.1        Identity and Contributions

The names and addresses of the Partners, the Interests owned by each Partner and the Capital Contributions of each will be set forth in the Company’s records.

10.2        No Management Power or Liability

Subject to the applicable requirements of the Investment Company Act, except as otherwise provided herein, the Partners (other than the General Partner) in their capacity as such shall have no right or power to, and shall not, take part in the management of or transact any business for the Company, including but not limited to, any acts or decisions relating to investment activities of the Company, and shall have no power to sign for or bind the Company. Except as otherwise required by law, no Partner (other than the General Partner), in its capacity as such, shall be personally liable for any debt, loss, obligation or liability of the Company. Employees, officers, authorized Persons and agents of the Company shall have authority to act on behalf and in the name of the Company to the extent authorized by the General Partner.

10.3        Amendments

(a)          If a vote of the holders of Interests is required by applicable law or this Agreement to amend this Agreement, or if the General Partner or the Directors determine to submit an amendment to a vote of the holders of Interests, then, other than with respect to Sections of this Agreement where a different affirmative vote is specifically required, this Agreement may be amended, after a majority of the Directors then in office have approved a resolution therefor, by the affirmative vote set forth in Section 10.10. Section 10.10 may only be amended, after a majority of Directors then in office have approved a resolution therefor, by the affirmative vote of the holders of not less than 75% of the affected Interests then outstanding. Section 16.7 may only be amended, after a majority of Directors then in office have approved a resolution therefor, by the affirmative vote of the holders of not less than 100% of the Series A Preferred Interests then outstanding. Notwithstanding the foregoing, without the unanimous approval of all of the Partners affected thereby, no such amendment may:

(i)          require any Common Partner to make Capital Contributions in excess of its initial Capital Contribution, require any Partner that is not a Common Partner to make additional Capital Contributions in excess of its contractual commitment or otherwise increase the liability of any Partner hereunder; or

(ii)         adversely affect such Partners’ rights to distributions; or

(iii)        modify this Section 10.3(a).

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(b)          Subject to the requirements of ~~the Investment Company Act and other~~ applicable law, notwithstanding the foregoing provisions of this Section 10.3, the Board of Directors, or the General Partner with the approval of the Board of Directors, may amend this Agreement, without the consent of any Partner, (i) to change the name of the Company or any class or series of Interests; (ii) to make any change that does not adversely affect the rights or preferences of any class or series of Interests, (iii) to conform this Agreement to the requirements of ~~the Investment Company Act or any other~~ applicable law; (iv) in connection with qualifying the Company to permit limited liability under the laws of any state; (v) to prevent any material and adverse effect to any Partner or the Company arising from the application of legal restrictions to any Partner, the Investment Manager, the Co-Manager or the Company, subject to the requirement that no Partner be materially and adversely affected; (vi) to make any change that is necessary or desirable to cure any ambiguity or inconsistency, subject to the requirement that no Partner be materially and adversely affected; (vii) to make any other changes similar to the foregoing, including in connection with the Credit Agreement, subject to the requirement that no Partner be materially and adversely affected; or (viii) to make such conforming changes as may be necessary to reflect the termination of the Company and the assumption by the Parent of all of the assets and obligations of the Company to the extent not prohibited by applicable law, subject to the requirement that no Partner be materially and adversely affected thereby; provided that the General Partner and the Board of Directors shall not be liable for failing to do so. Prior to entering into any amendment pursuant to this Section 10.3(b), the General Partner or the Board of Directors shall notify the Partners in writing of the material terms of such amendment. The Company may reflect in its records changes made in the composition of the Partners and their respective Capital Contributions and Interests in accordance with the provisions of this Agreement without the consent of the Partners.

(c)          After any amendment to this Agreement becomes effective, the Company shall send to the Partners a copy of such amendment.

(d)          Nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of the Partners (other than the General Partner), Directors, officers, employees and agents of the Company and their respective Affiliates, to permit assessments upon such Partners or to permit the Company to be converted at any time from a “closed-end investment company” to an “open-end investment company” as those terms are defined by the Investment Company Act or a company obligated to repurchase shares under Rule 23c-3 of the Investment Company Act.

(e)          An amendment duly adopted by the requisite vote of the Board of Directors and, if required, Partners as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Directors or Partners, as the case may be. A certification signed by the General Partner or the Secretary setting forth an amendment and reciting that it was duly adopted by the Directors and, if required, Partners as aforesaid, or a copy of the Agreement, as amended, and executed by the General Partner or the Secretary, shall be conclusive evidence of such amendment when lodged among the records of the Company or at such other time designated by the Directors.

~~(f)          Notwithstanding any other provision hereof, until such time as Interests are issued and outstanding, this Agreement may be terminated or amended in any respect by the affirmative vote of a majority of the Directors or by an instrument signed by a majority of the Directors then in office.~~

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~~(g)          Notwithstanding anything to the contrary contained herein, no holder of Interests of any class or series, other than to the extent expressly determined by the Directors with respect to Interests qualifying as preferred stock pursuant to Section 18(a) of the Investment Company Act, shall have any right to require the Company or any person controlled by the Company to purchase any of such holder’s Interests.~~

10.4        Merger, Consolidation, Liquidation

Subject to the applicable provisions of the Investment Company Act and other applicable law, the Company may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Assets upon approval by two-thirds of the Directors then in office and the affirmative vote of not less than two-thirds of the outstanding Interests. ~~Notwithstanding the foregoing, the Company shall automatically be merged into the Parent and terminate its existence at such time as, pursuant to receipt of no-action or other appropriate relief from the Securities and Exchange Commission or its staff, the board of directors of the Parent is able to authorize the issuance of Series S Preferred Stock of the Parent to the General Partner. Each Partner, upon becoming a Partner, consents to such termination and merger, including the exchange by each Preferred Partner of its Preferred Interests for an equivalent amount of preferred shares of the Parent having substantially similar terms and the exchange of the General Partner’s Interest for the share or shares of Series S Preferred Stock of the Parent, to the extent any consent of Partners would be required therefor. Such merger shall occur on the basis of the Net Asset Value of the Common Interests, the liquidation preference of the Preferred Interests and the amount of indebtedness outstanding under the Credit Agreement and in accordance with the requirements of Rule 17a-8 under the Investment Company Act. No Partner shall have any rights of redemption or appraisal in connection with any such merger.~~

10.5        List of Partners

A list of the names and addresses of all Partners (to the extent known to the Company) shall be made available to any Partner or its representative for inspection and, at the Partner’s cost, copying upon written request and at reasonable times to the extent required by the Investment Company Act with respect to trusts for any purpose.

10.6        Limitations

No Partner shall have the right or power to (i) bring an action for partition against the Company; (ii) cause the termination or dissolution of the Company, except as set forth in this Agreement; or (iii) demand property other than cash with respect to any distribution and then only in accordance with the terms of this Agreement. For the avoidance of doubt, Partners shall not have the power provided for in Section 17-801 of the Delaware Act, and the Company may only be dissolved pursuant to the terms of this Agreement. Except to the extent required for a Delaware business corporation, the Partners shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Company or the Partners.

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10.7        Meetings

(a)          The Company may, but shall not be required to, hold annual meetings of the holders of any class or series of Interests. An annual or special meeting of Partners may be called at any time only by the Directors or by Partners in accordance with the applicable requirements of the Investment Company Act applicable to trusts. Any meeting of Partners shall be held within or without the State of Delaware on such day and at such time as the Directors shall designate.

(b)          Notice of all meetings of Partners, stating the time, place and purposes of the meeting, shall be given by the Directors by mail to each Partner of record entitled to vote thereat at its registered address, mailed at least 10 days before the meeting or otherwise in compliance with applicable law. Except with respect to an annual meeting, at which any business required by the Investment Company Act may be conducted, only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date. For the purposes of determining the Partners who are entitled to notice of and to vote at any meeting the Directors may, without closing the transfer books, fix a date not more than 100 days prior to the date of such meeting of Partners as a record date for the determination of the Persons to be treated as Partners of record for such purposes.

10.8        Action Without a Meeting

Any action that may be taken at a meeting of the Partners may be taken without a meeting if a consent in writing setting forth the action to be taken is signed by Partners owning not less than the minimum percentage of the Interests of the Partners that would be necessary to authorize or take such action at a meeting at which all the Partners were present and voted, and notice of the action taken is provided to each Partner. Any such written consent must be filed with the records of the meetings of the Partners.

10.9        Procedures

A Partner shall be entitled to cast votes: (a) at a meeting, in person, by written proxy or by a signed writing directing the manner in which its vote is to be cast, which writing must be received by the Company at or prior to the commencement of the meeting; or (b) without a meeting, by a signed writing directing the manner in which its vote is to be cast, which writing must be received by the Company at or prior to the time and date on which the votes are to be counted. Except as otherwise herein specifically provided, all procedural matters relating to the holding of meetings of Partners or taking action by written consent, whether noticed or solicited by the Company or others, including, without limitation, matters relating to the date for the meeting or the counting of votes by written consent, the time period during which written consents may be solicited, minimum or maximum notice periods, record dates, proxy requirements and rules relating to the conduct of meetings or the tabulation of votes, shall be as reasonably established by the Directors. To the extent not otherwise provided by the Board of Directors pursuant to Section 10.10 or otherwise, the laws of the State of Delaware pertaining to the validity and use of proxies regarding the shares of business corporations shall govern the validity and use of proxies given by Partners.

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10.10      Voting

(a)          Partners shall have no power to vote on any matter except matters on which a vote of Interests is required by or pursuant to the Investment Company Act, if applicable, a Statement of Preferences, this Agreement, the By-Laws or any resolution of the Directors. Any matter required to be submitted for approval of any of the Interests and affecting one or more classes or series shall require approval by the required vote of Interests of the affected class or classes and series voting together as a single class and, if such matter affects one or more classes or series thereof differently from one or more other classes or series thereof or from one or more series of the same class, approval by the required vote of Interests of such other class or classes or series or series voting as a separate class shall be required in order to be approved with respect to such other class or classes or series or series; provided, however, that except to the extent required by the Investment Company Act, if applicable, and any Statement of Preferences, there shall be no separate class votes on the election or removal of Directors or the selection of auditors for the Company. Partners of a particular class or series thereof shall not be entitled to vote on any matter that affects the rights or interests of only one or more other classes or series of such other class or classes or only one or more other series of the same class. There shall be no cumulative voting in the election or removal of Directors.

(b)          The holders of one-third of the outstanding Interests of the Company on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders for purposes of conducting business on which a vote of all Partners of the Company is being taken. The holders of one-third of the outstanding Interests of a class or classes on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders of such class or classes for purposes of conducting business on which a vote of holders of such class or classes is being taken. The holders of one-third of the outstanding Interests of a series or series on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders of such series or series for purposes of conducting business on which a vote of holders of such series or series is being taken. Interests underlying a proxy as to which a broker or other intermediary states its absence of authority to vote with respect to one or more matters shall be treated as present for purposes of establishing a quorum for taking action on any such matter only to the extent so determined by the Directors at or prior to the meeting of holders of Interests at which such matter is to be considered and shall not be treated as present for purposes of voting or any other purpose except as determined by the Directors.

(c)          Subject to any applicable provision of the Investment Company Act, any Statement of Preferences or this Agreement specifying or requiring a greater or lesser vote requirement for the transaction of any matter of business at any meeting of Partners or, in the absence of any such applicable provision of the Investment Company Act, any Statement of Preferences or this Agreement, subject to any provision of the By-Laws or resolution of the Directors specifying or requiring a greater or lesser vote requirement, (i) the affirmative vote of a plurality (or, if provided by the By-Laws, a majority) of the Interests present in person or represented by proxy and entitled to vote for the election of any Director or Directors shall be the act of such Partners with respect to the election of such Director or Directors; (ii) the affirmative vote of a majority of the Interests present in person or represented by proxy and entitled to vote on any other matter who vote on such matter shall be the act of the Partners with respect to such matter; and (iii) where a separate vote of one or more classes or series is required on any matter, the affirmative vote of a majority of the Interests of such class or classes or series or series present in person or represented by proxy and entitled to vote on such matter who vote on such matter shall be the act of the Partners of such class or classes or series or series with respect to such matter.

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(d)          At any meeting of Partners, any holder of Interests entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Company as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Directors, proxies may be solicited in the name of one or more Directors or one or more of the officers or employees of the Company. Only Partners of record shall be entitled to vote. Each .01% of the Net Asset Value of the Company shall entitle the Common Partner of record thereof to one vote and each fraction thereof shall entitle the Common Partner of record thereof to a vote equal to such fraction. Each $20,000 of the liquidation preference of a Preferred Interest shall entitle the Preferred Partner of record thereof to one vote and each fraction thereof shall entitle the Preferred Partner of record thereof to a vote equal to such fraction. When any Interest is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Interest. A proxy purporting to be given by or on behalf of a Partner of record on the record date for a meeting shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Interest is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Interest, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. The Directors shall have the authority to make and modify from time to time regulations regarding the validity of proxies. In addition to signed proxies, such regulations may authorize facsimile, telephonic, Internet and other methods of appointing a proxy that are subject to such supervision by or under the direction of the Directors as the Directors shall determine.

10.11      Removal of the General Partner

The General Partner may be removed with or without cause at any time on not less than 60 days notice by vote of either (a) the Board of Directors at a meeting called for such purpose or (b) by a majority of the Interests at a meeting called for such purpose. Upon any such removal, for purposes of determining any allocations and distributions due to the General Partner pursuant to Section 7 or 8 hereof, the Company shall be deemed to have liquidated all of its Assets at fair value as determined pursuant to the Investment Management Agreement (including any discount provided in Section 6(d) thereof).

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10.12      Key Man Approvals

If any two of ~~Michael E. Tennenbaum,~~ Mark Holdsworth ~~and~~, Michael Leitner, Howard Levkowitz ~~die, become incapacitated or depart from the Investment Manager or~~and Rajneesh Vig cease to be ~~actively involved~~active in the management or operations of the ~~Investment Manager or the~~ Company~~, (i) if such event occurs during the Subscription Period~~, the Investment Manager ~~will~~shall promptly notify ~~the Co-Manager,~~ the credit agent for the Company’s senior credit facility, the credit enhancer, if any, and the Partners of such event and ~~the Partners may determine at any time during the six months following such notice, by vote of 75% or more of the Common Interests, to terminate the Subscription Period or, voting together with the Preferred Interests as a single class, to liquidate the Company, and (ii) if such event occurs after the Subscription Period,~~replace each such voting member on the investment committee established by the Investment Manager ~~will promptly notify the Co-Manager,~~promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the credit agent for the Company’s senior credit facility, the credit enhancer, if any, and the Partners of ~~such event, will increase the number of voting Co-Manager representatives on the investment committee established by the Investment Manager (the “Investment Committee”) to a number that is equivalent at all times to the number of voting Investment Manager representatives on such committee and will promptly replace one or both of such individuals with another individual with skills reasonably comparable to those which such individual or individuals employed on behalf of the Investment Manager for the benefit of the Company (a person having such skills being a “Replacement Principal”), as determined by the approval of a majority of the Common Interests and Preferred Interests voting as a single class within sixty days after the date notice of such replacement is given~~any such replacement(s). Upon the ~~approval~~appointment of ~~a Replacement Principal, the number of Co-Manager representatives on the Investment Committee shall be reduced to one and such Replacement Principal’s name~~any such replacement(s) the name of such replacement(s) shall be substituted for purposes of the first sentence of this Section 10.12 for the name of the individual for whom he or she is a ~~Replacement Principal~~replacement.

10.13      Pass Through Voting

Notwithstanding anything to the contrary herein, all voting rights of the Parent as the holder of Common Interests shall be passed through to and exercised by the holders of the outstanding shares of the Parent, and the Parent shall vote its Common Interests in the same proportion as its holders vote their outstanding shares.

SECTION 11

ADMISSION OF ADDITIONAL PARTNERS;
ASSIGNMENTS OR TRANSFERS OF INTERESTS

11.1       Admission of Additional Partners

No additional Partners will be admitted ~~after the date hereof,~~ except as provided in Sections 5.2, 7.1 and 11.2.

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11.2        Assignments or Transfers of Interests

(a)          In no event shall all or any part of a Partner’s Interests be Transferred if such Transfer would result in there being more than 95 Partners for purposes of Treasury Regulation ss.1.7704-1(h), and any such purported Transfer shall be void and shall not be recognized by the Company. In no event shall all or any part of a Partner’s Preferred Interests be Transferred, and any such purported Transfer shall be void and shall not be recognized by the Company, unless all of the conditions set forth in the applicable Statement of Preferences with respect thereto have been satisfied. In no event shall all or any part of a Partner’s Common Interests be Transferred, and any such purported Transfer shall be void and shall not be recognized by the Company or the Partners, unless all of the following conditions are satisfied:

(i)          The Transferor, if requested by the Company in its sole discretion, has delivered to the Company an opinion of counsel reasonably acceptable to the Company that such Transfer (A) would not violate the Securities Act or any state blue sky laws (including any investor suitability standards) and, (B) would not result in the breach of any agreement to which the Company is a party or by which it or any of the Assets is bound;

(ii)         The Transferor has demonstrated to the reasonable satisfaction of the Company that the Transferee is both an “accredited investor” as defined in Rule 501(a) under the Securities Act ~~and a “qualified client” within the meaning of Rule 205-3 of the Advisers Act~~;

(iii)        The Transferor has demonstrated to the reasonable satisfaction of the Company that (1) either (a) the Transferee is not (and, if it is disregarded as an entity separate from its owner within the meaning of Treasury Regulations Section 301.7701-3(a) (a “DRE”), its owner is not), for federal income tax purposes, a partnership, trust, estate or “S Corporation” (as such terms are defined in the Code) (in each case, a “Pass-through Entity”) or (b) the Transferee (or, if the Transferee is a DRE, its owner) is, for federal income tax purposes, a Pass-through Entity but, after giving effect to such purchase of such Interest by such Transferee (or, if the Transferee is a DRE, its owner), less than 50 percent of the aggregate value of the beneficial ownership interests in the Pass-through Entity (or, if the Transferee is a DRE, its owner) is attributable to the Pass-through Entity’s ownership of Interests, and (2) such Interests have not been, and will not be, marketed on or transferred through an “established securities market” within the meaning of Section 7704(b) of the Code and any Treasury Regulations thereunder, including, without limitation, an over the counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations;

(iv)        The Company has received a notice of Transfer signed by both the Transferor and Transferee, such notice to be substantially in the form of Appendix ~~B~~A attached hereto (or such other document specified in the applicable Statement of Preferences); and

(v)         the Company consents in writing to such Transfer (which consent may be withheld in the Company’s reasonable discretion).

(b)          Provided the foregoing conditions are met, the Transferee may become a Substituted Partner if and only if, with respect to Preferred Interests, any requirements set forth in the relevant Statement of Preferences are satisfied and, with respect to Common Interests, each of the following conditions is satisfied:

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(i)          The Company has consented in writing to the substitution (which consent may be withheld in the Company’s reasonable discretion with respect to Transfers of Common Interests only if the transfer conditions described above have not been met or have not been waived);

(ii)         The Transferor and Transferee execute, acknowledge and deliver such instruments as the Company deems necessary, appropriate or desirable to effect such substitution, including the written acceptance and adoption by the Transferee of this Agreement; and

(iii)        The Transferee agrees to bear all of the Company’s expenses and costs incurred in connection with the Transfer and substitution, including legal fees and filing fees.

Upon the satisfaction of the conditions set forth in this Section 11.2(b), the Company shall record on the books and records of the Company the Substituted Partner as a Partner of the Company.

(c)          A Transferee, legal representative or successor in interest of a Partner shall be subject to all of the restrictions upon a Partner provided in this Agreement.

(d)          A Transferee of Interests who desires to make a further Transfer shall be subject to all of the provisions of this Section 11 to the same extent and in the same manner as a Partner making the initial Transfer.

(e)          Notwithstanding anything to the contrary in this Agreement, the Company may elect (in the Company’s sole discretion) to treat a Transferee who has not become a Substituted Partner as a Partner in the place of the Transferor should it determine such treatment to be in the best interests of the Company.

(f)          Upon the Incapacity of an individual Partner, such Partner’s personal representative or other successor in interest shall have such rights as the Incapacitated Partner possessed to constitute a successor as a Transferee of its Interests and to join with such Transferee in making application to substitute such Transferee as a Partner, all as provided in Sections 11.2(a) and (b).

(g)          Upon the Incapacity of a Partner other than an individual, the authorized representative of such entity shall have such rights as such entity possessed to constitute a successor as a Transferee of its Interests and to join with such Transferee in making application to substitute such Transferee as a Partner, all as provided in Sections 11.2(a) and (b).

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(h)          A Person who acquires Interests or an interest therein but is not admitted to the Company as a Substituted Partner pursuant to Section 11.2(b) shall (i) in the case of a Person acquiring Common Interests or an interest therein who does not satisfy Section 11.2(a)(ii), obtain no rights whatsoever in the Company, such Transfer shall be void as between such Person and the Company and the Company shall have the absolute right in its sole discretion to Transfer such Common Interests to any Person who does satisfy Section 11.2(a)(ii) for such consideration as the Company deems sufficient in the circumstances and to remit to such Person who acquired such Common Interests in violation of this Agreement such portion of such consideration not in excess of 75% thereof as the Company receives in complete satisfaction of such Person’s interest in the Company and (ii) in the case of a Person acquiring Preferred Interests or an interest therein, be entitled only to the allocations and distributions with respect to such Interests in accordance with this Agreement or relevant Statement of Preferences but shall have no right to any information or accounting of the affairs of the Company and shall not have any voting or other rights of a Partner under this Agreement or relevant Statement of Preferences; provided, however, that such Person described in this clause (ii) shall be entitled to receive such information and accountings as shall be consented to by the Company, which consent shall not be unreasonably withheld. A Substituted Partner who qualifies pursuant to the provisions hereof shall succeed to all the rights and be subject to all the obligations of the Transferor Partner in respect of the Interests or other interest as to which it was substituted.

SECTION 12

POWER OF ATTORNEY

12.1        Appointment of General Partner

Each Partner, by becoming a Partner, makes, constitutes and appoints the General Partner as its true and lawful attorney-in-fact, in its name, place and stead, with full power to do any of the following:

(a)          Execute on its behalf, file and record this Agreement and all amendments to this Agreement made and otherwise approved in accordance with Section 10.3 or otherwise made in accordance with the terms of this Agreement;

(b)          Prepare, execute on its behalf, verify, file and record amendments to this Agreement made in accordance with the terms of this Agreement or to the books and records of the Company reflecting (i) a change of the name or location of the principal place of business of the Company, (ii) a change of the name or address of any Partner, (iii) the addition of Partners, (iv) the disposal by a Partner of its Interests in any manner, (v) a Person becoming or ceasing to be a Partner of the Company, (vi) the exercise by any Person of any right or rights hereunder, (vii) the correction of typographical or similar errors, (viii) any other amendments made in accordance with Section 10.3, and (ix) any amendment and restatement of this Agreement reflecting such amendments;

(c)          Prepare, execute on its behalf and record any amendments to the Certificate that the Investment Manager may deem advisable or necessary;

(d)          Prepare, execute on its behalf, file and record any other agreements, certificates, instruments and other documents required to continue the Company, to admit Substituted Partners, to liquidate and dissolve the Company in accordance with Section 16, to comply with applicable law, and to carry out the purposes of clauses (a) and (b) above, to the extent consistent with this Agreement; and

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(e)          Take any further action that the General Partner shall consider advisable in connection with the exercise of the authority granted in this Section 12.1.

12.2        Nature of Special Power

The power of attorney granted under this Section 12 is a special power of attorney coupled with an interest, is irrevocable and may be exercised by the General Partner by listing all of the Partners executing any agreement, certificate, instrument or document with a single signature of such attorney-in-fact acting as attorney-in-fact for all of them. The power of attorney shall survive and not be affected by the Incapacity of a Partner and shall survive and not be affected by the Transfer by a Partner of the whole or a portion of its Interests, except where the Transfer is of all of the Interests and the Transferee thereof with the consent of the Company is admitted as a Substituted Partner; provided, however, that this power of attorney shall survive such Transfer for the sole purpose of enabling any such attorney-in-fact to effect such substitution. This power of attorney does not supersede any part of this Agreement, nor is it to be used to deprive any Partner of its rights hereunder. It is intended only to facilitate the execution of documents and the carrying out of other procedural or ministerial functions.

SECTION 13

BOOKS, RECORDS AND REPORTS

13.1        Books

(a)          The Company shall maintain books and records required by law for the Company at its principal office, which shall be in the United States, and each Partner shall have the right to inspect, examine and copy such books and records at reasonable times and upon reasonable notice for the purposes required by the Investment Company Act relating to trusts or as authorized by the Directors or their delegate. All such books and records may be in electronic format, including the register of Partners and all capital account and accounting records. Upon the request of a Partner, the Company shall promptly deliver to the requesting Partner, at the expense of the Company, a copy of any information which the Company is required by law to so provide in paper or electronic format. Notwithstanding the foregoing inspection rights or any other provision of this Section 13, the Company shall be entitled, as and to the extent permitted by Section 17-305 of the Delaware Act, to keep confidential from the Partners all information such Partners do not have a right to obtain pursuant to the Investment Company Act.

(b)          A register shall be kept at the Company or any transfer agent duly appointed by or under the direction of the Directors which shall contain the names and addresses of the Partners and the Interests held by them respectively and a record of all authorized transfers thereof. Separate registers shall be established and maintained for each class and each series of each class. Each such register shall be conclusive as to who are the holders of the Interests of the applicable class and series and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Partners. No Partner shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Directors as shall keep the register for entry thereon. Except as otherwise provided in any Statement of Preferences, it is not contemplated that certificates will be issued for the Interests; however, the Company may authorize the issuance of certificates and promulgate appropriate fees therefor and rules and regulations as to their use.

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(c)          The Company shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Interests. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Interests.

(d)          Interests shall be transferable on the records of the Company only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Company or a transfer agent of the Company of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required, including satisfaction of any or all of the requirements of Section 11.2(a) or (b) for the addition or substitution of the Transferee as a Partner. Upon such delivery and satisfaction of such requirements the transfer shall be recorded on the applicable register of the Company. Until such record is made, the Partner of record shall be deemed to be the holder of such Interests for all purposes hereof and none of the Company, the Directors, any transfer agent or registrar or any officer, employee or agent of the Company shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any Interests in consequence of the death, bankruptcy, or incompetence of any Partner, or otherwise by operation of law, shall be recorded on the applicable register of Interests as the holder of such Interests upon production of the proper evidence thereof to the Directors or a transfer agent of the Company, but until such record is made, the Partner of record shall be deemed to be the holder of such for all purposes hereof, and neither the Directors nor any transfer agent or registrar nor any officer or agent of the Company shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

13.2        Reports

(a)          The Company shall prepare and send to Partners to the extent and in the form required by ~~the Investment Company Act and other~~ applicable law or any exchange on which Interests are listed a report of operations containing financial statements of the Company prepared in conformity with generally accepted accounting principles and applicable law and a schedule setting forth the investments of the Company. Common Partners shall receive quarterly reports of operations.

(b)          Within 60 days after the end of each Fiscal Year, the Company shall communicate in writing to each Partner (i) such information as is necessary to complete such Partner’s United States federal and state income tax or information returns and (ii) annual financial statements audited by an accounting firm of national reputation.

(c)          Further, the Directors may, in their sole and absolute discretion, cause to be prepared (i) such reports or other information as may be necessary with respect to any Partner’s qualification for the benefit of any income tax treaty or provision of law reducing or eliminating any withholding or other tax or governmental charge with respect to any Assets and (ii) such other reports and financial statements of the Company as the Directors deem appropriate for informing the Partners about the operations of the Company.

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The Company shall promptly distribute to the Partners notice of the occurrence of any Default or Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

(d)          To the extent that the Company has access thereto and in recognition of the various Partners’ obligations to comply with certain regulatory requirements, the Company will also provide to each Partner, with reasonable promptness, such other data and information concerning the Company or Company activities in response to a request by any applicable governmental or regulatory agency as from time to time a Partner may reasonably request. If the Company is bound by confidentiality obligations with respect to any information so requested, then the Company shall not be obligated to provide such information. A Partner shall, at the request of the Company, enter into a confidentiality agreement relating to such information.

SECTION 14

VALUATION OF ASSETS AND INTERESTS

The value of the Assets of the Company, the amount of liabilities of the Company, the Net Asset Value, and the Net Asset Value of each outstanding Common Interest of the Company shall be determined on each Valuation Date in accordance with generally accepted accounting principles ~~and the Investment Company Act~~. The method of determination of Net Asset Value shall be determined by or under the supervision of the Board of Directors. The making of Net Asset Value determinations and calculations may be delegated by the Board of Directors.

SECTION 15

BANK ACCOUNTS; CUSTODIAN

15.1        Bank Accounts Generally

Subject to the applicable requirements of the Investment Company Act, all funds received by the Company may be deposited in one or more Custodial Accounts in the name of the Company at the Custodian. Subject to Section 15.2, disbursements therefrom may be made by the Company in conformity with the purposes of this Agreement and the applicable requirements of the Investment Company Act. The Company may designate from time to time those Persons authorized to execute checks and other items on the Company bank accounts. The funds of the Company shall not be commingled with the funds of any other Person.

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15.2        Custodian

(a)          The Company shall appoint one or more Custodians to hold the Assets of the Company in one or more separately identified Custodial Accounts or multiparty arrangements in accordance with the Advisory Agreement, the Co-Advisory Agreement, the Credit Agreement, any Statement of Preferences, the Custodial Agreement and the Pledge and Intercreditor Agreement (each as defined in the Credit Agreement to the extent not defined herein) and in compliance with the requirements of the Investment Company Act and other applicable law. The Custodian shall at all times be responsible for the physical custody of the Assets of the Company and for the collection of interest, dividends and other income attributable to the Assets of the Company. The Company will direct the Custodian to accept settlement instructions issued by the General Partner, the Investment Manager and authorized Persons in accordance with the applicable requirements of the Investment Company Act.

(b)          Nothing contained in this Agreement shall be construed to authorize or require the Board of Directors, the General Partner or the Investment Manager to take or receive physical possession of any Asset of the Company or to take any action in violation of law, it being understood that the Custodian shall solely be responsible for the safekeeping of the Assets and the consummation of all such purchases, sales and deliveries of the Assets in accordance with this Agreement and the Advisory Agreement, the Co-Advisory Agreement, the Credit Agreement, any Statement of Preferences, the Custodial Agreement and the Pledge and Intercreditor Agreement and in compliance with the applicable requirements of the Investment Company Act and other applicable law.

SECTION 16

DISSOLUTION AND TERMINATION OF THE COMPANY

16.1        Dissolution Generally

Except as provided in this Agreement, no Partner shall have the right to cause any dissolution of the Company before expiration of its term.

16.2        Continuation of Company

The Company shall not be dissolved or terminated by the Incapacity of any Partner as such, the Transfer by any Partner of its Interests or the admission of a new or substituted Partner, and the existence and business of the Company shall be continued notwithstanding the occurrence of any such event.

16.3        Events Causing Dissolution

Subject to the restriction on liquidation set forth in Section 16.7, the Company may be dissolved prior to the time set forth in Article 4 after two-thirds of the Directors then in office have approved a resolution therefor, upon approval by Interests having at least 75% of the votes of all of the Interests outstanding on the record date for such meeting, voting as a single class except to the extent required by the Investment Company Act. Notwithstanding the foregoing, the Company shall automatically be merged into the Parent and terminate its existence at such time as, pursuant to receipt of no-action or other appropriate relief from the Securities and Exchange Commission or its staff, the board of directors of the Parent is able to so authorize, the Parent issues Series S Preferred Stock of the Parent to the General Partner or its designee. Each Partner, upon becoming a Partner, consents to such termination and merger, including the exchange by each Preferred Partner of its Preferred Interests for an equivalent amount of preferred shares of the Parent having substantially similar terms and the exchange of the General Partner’s Interest for the share or shares of Series S Preferred Stock of the Parent, to the extent any consent of Partners would be required therefor.

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16.4        Distribution of Assets on Liquidation

(a)          In liquidating the Company, the Company will make distributions in cash, in kind, or partly in cash and partly in kind as the General Partner, under the supervision of the Board of Directors, may, in its sole discretion, determine; provided, however, that any distribution made partly in cash and partly in kind shall be pro rata among the Partners in proportion to their interests to the extent reasonably practicable and if not reasonably practicable, in such non-pro rata manner as is determined by the Investment Manager, under the supervision of the Board of Directors, to be fair and equitable; provided, further, that the General Partner will use reasonable efforts to make all distributions in kind, if any, in the form of freely tradable securities. The General Partner need not distribute all of the Assets at once, but may make partial distributions and shall not be required to redeem the Preferred Interests prior to making any liquidating distribution in respect of the Common Interests so long as the Company has set aside liquid assets in excess of liabilities sufficient to pay the liquidation preference and all accumulated and unpaid distributions of the Preferred Interests.

(b)          In connection with the liquidation of the Company, the Assets (after paying or otherwise providing for the claims of creditors of the Company, the Advisory Fees, claims by the Board of Directors, the General Partner, the Investment Manager, the Co-Manager or their respective Affiliated Persons for expenses of the Company paid by any of them, any other liabilities of the Company and reasonable reserves for any anticipated or contingent liabilities or obligations and all accumulated and unpaid distributions on Preferred Interests) shall be distributed to the Partners in accordance with Section 8.1.

16.5        Liquidation Statement

(a)          Upon compliance by the Company with all applicable requirements for dissolution, the Partners shall cease to be such and the Company shall execute, acknowledge and cause to be filed a Certificate of Cancellation of the Company or other appropriate documents evidencing its dissolution and winding up.

(b)          Notwithstanding anything to the contrary contained herein, if the Board of Directors has been removed or resigned and the Company has been dissolved, any Partner or other Person appointed by the Partners may act as liquidating trustee for the Company during the winding up period, and receive reasonable compensation for such activity, all as approved by the Partners holding Interests that represent a majority of the outstanding Interests.

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16.6       Director’s Liability Upon Dissolution or Removal

None of the Directors shall be personally liable for the return of all or any part of the contributions of the Partners to the Company or for any other distributions to be made by the Company. Any such return or distributions shall be made solely from the Assets.

16.7       ~~Restriction~~Restrictions on Liquidation

Notwithstanding anything to the contrary contained herein, for so long as any Series A Preferred Interests are outstanding, the Company shall not liquidate prior to October 10, 2016, without first redeeming in full (or setting aside payment therefor) all outstanding shares of Series A Preferred Interests.

SECTION 17

GENERAL PROVISIONS

17.1        Notices and Distributions

Except as otherwise provided herein, any notice, distribution, offer or other communication which may be given to any Partner in connection with the Company or this Agreement shall be duly given if reduced to writing and:

(a)          if to any Partner, when personally delivered, or if sent by mail, postage prepaid, overnight courier or facsimile transmission, when actually received at the last address furnished by such Partner pursuant to Section 2.3 for notice purposes at the time of such mailing, overnight courier or facsimile transmission; and

(b)          if to the Company, the General Partner or the Board of Directors, sent to 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Howard M. Levkowitz with a copy to the Investment Manager, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Howard M. Levkowitz, personally delivered or if sent by mail, overnight courier or facsimile transmission when actually received at the address set forth above or at such other address as the Company, the General Partner or the Board of Directors, respectively, may then have specified in writing to the Company.

All distributions to the Partners shall be made to the extent practicable by wire transfer to the accounts specified by the Partners, which accounts may be changed from time to time by written notice to the Company.

17.2        Survival of Rights

This Agreement shall be binding upon and, as to permitted or accepted successors, Transferees and assigns, inure to the benefit of the Partners and the Company and their respective heirs, legatees, legal representatives, successors, Transferees and permitted assigns, in all cases whether by the laws of descent and distribution, merger, consolidation, sale of assets, operation of law, or otherwise.

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17.3        Construction

The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any Person.

17.4        Section Headings.

The captions of the sections in this Agreement are for convenience only and shall not be used in construing or interpreting this Agreement.

17.5        Agreement in Counterparts

This Agreement and any amendments hereto may be executed and delivered by facsimile and in multiple counterparts, each of which shall be deemed an original agreement and all of which shall constitute one and the same agreement, notwithstanding the fact that all Partners are not signatories to the original or the same counterpart.

17.6        Governing Law

This Agreement has been executed by or on authority of a majority of the Directors and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of Delaware, and reference shall be specifically made to the general corporation law of the State of Delaware as to the construction of matters not specifically covered herein or as to which an ambiguity exists, although such law shall not be viewed as limiting the powers otherwise granted to the Directors hereunder and any ambiguity shall be viewed in favor of such powers.

17.7        Additional Documents

Each Partner, upon the request of the Company, agrees to perform all further acts and execute, acknowledge and deliver all further documents which may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement, including but not limited to, acknowledging before a Notary Public any signature heretofore or hereafter made by a Partner.

17.8        Severability

Should any portion or provision of this Agreement be declared illegal, invalid or unenforceable in any jurisdiction, then such portion or provision shall be deemed to be severable from this Agreement to the extent practicable while preserving the economic intention of the parties and, in any event, such illegality, invalidity or unenforceability shall not affect the remainder hereof.

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17.9        Pronouns

All pronouns and defined terms and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Persons referred to may require.

17.10      Entire Agreement

This Agreement, the Statements of Preferences adopted pursuant hereto and the Subscription Agreements executed and delivered by the Partners (i) constitute the entire Agreement of the Partners with respect to the Company and (ii) supersede all prior or contemporaneous written or oral agreements, understandings or negotiations with respect to the Company. The parties hereto acknowledge that the ability of the Partners and of the Company to take certain of the actions contemplated hereby may be limited by the terms of the Credit Agreement and the Statements of Preferences to the extent provided therein.

17.11      Arbitration

To the extent permitted by law, any dispute relating to this Agreement or the Company which cannot be amicably resolved among the parties to such dispute shall be resolved by binding arbitration conducted in Santa Monica, California or Los Angeles, California in accordance with the rules of the American Arbitration Association then prevailing, and the decisions of the arbitrators shall be final and binding on all the parties. The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be allocated among the parties as determined by the arbitrator.

17.12      Waiver of Partition

Each Partner hereby irrevocably waives and forfeits any and all rights that it may have, whether arising under contract or statute or by operation of law, to maintain an action for partition of the Company or any of the Assets.

17.13      Non-Petition Covenant

Each Partner hereby agrees not to cause the filing of a petition in bankruptcy against the Company for any reason until at least 367 days (or, if longer, the preference period then in effect under applicable federal and state law) after the termination of the Credit Agreement (without any replacement thereof).

17.14      Filing

This Agreement and any amendment (including any supplement) hereto shall be filed in such places as may be required or as the Company deem appropriate. Each amendment shall be accompanied by a certificate signed and acknowledged by an authorized Person stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Company’s minute book, be conclusive evidence of all amendments contained therein. A restated Agreement, containing the original Agreement as amended by all amendments theretofore made, may be executed from time to time by an authorized Person and shall, upon insertion in the Company’s minute book, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Agreement and the various amendments thereto.

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IN WITNESS WHEREOF, the Secretary of the Company has hereunto set his hands as of the date first written above.

SECRETARY:

By:	/s/ David A. Hollander
David A. Hollander

S-1

COMMON PARTNERS:

Those Persons subscribing for Common Interests and admitted as Partners by the General Partner:

By:	SVOF/MM, LLC

By:	/s/ ~~Howard Levkowitz~~
Name: ~~Howard Levkowitz~~
Title: ~~Authorized Signatory~~

PREFERRED PARTNERS:

Those Persons subscribing for Series A Preferred Interests and admitted as Partners by the General Partner:

By:	SVOF/MM, LLC

By:	/s/ ~~Howard Levkowitz~~
Name: ~~Howard Levkowitz~~
Title: ~~Authorized Signatory~~

S-2

APPENDIX ~~B~~ A

Form of Notice of Transfer

[Date]

Tennenbaum Opportunities Partners V, LP
c/o Tennenbaum Capital Partners, LLC
2951 28th St. Suite 1000
Santa Monica, California 90405
Attention: Howard M. Levkowitz
Fax: (310) 566-1010 Tel: (310) 566-1004

Ladies and Gentlemen:

This is to advise you that [_______________] (the “Purchaser”) will purchase (contingent only upon the approval of such purchase by Tennenbaum Opportunities Partners V, LP, a Delaware limited partnership (the “Company”)) in a private resale (the “Purchase”) from [___________________] (the “Seller”) [insert number or amount] of ~~[~~Common Interests (the “Interests”)~~]~~ issued pursuant to the Amended and Restated Partnership Agreement of the Company dated as of [ ] (as amended, modified or supplemented from time to time, the “Partnership Agreement”). Capitalized terms used herein and not defined have the respective meanings assigned to them in the Partnership Agreement, a copy of which has been provided to the undersigned by the Seller. Seller has also provided to the Purchaser the Confidential Private Placement Memorandum, dated [ ], relating to the Interests of the Company, together with any supplements thereto (the “Confidential Private Placement Memorandum”).

The undersigned hereby irrevocably agrees, represents and warrants on behalf of the Purchaser that:

1.	The Purchaser ~~has been provided with and has truthfully and accurately completed and returned to the Investment Manager a subscription agreement, which is attached hereto, and the representations and warranties made by the Purchaser in such subscription agreement, including, without limitation, the representations and warranties relating to the Purchaser’s status as~~represents and warrants it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act ~~and as a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, accurately describe the status of the Purchaser~~. The Purchaser understands that the Company and the Investment Manager will rely on the representations and warranties made by the Purchaser in the subscription agreement in determining the eligibility of the Purchaser to purchase the Interests.

 	~~1~~	

2.	If the Purchaser resells or transfers all or any portion of the Interests, the Purchaser will obtain from each purchaser or transferee a letter containing the same representations and agreements as set forth herein ~~and will have such purchaser or transferee complete a subscription agreement~~.

3.	The Purchaser (i) hereby agrees that this Transfer Certificate may be attached to the Partnership Agreement and (ii) by executing and delivering this Transfer Certificate, with the consent of the Company, hereby becomes a Substituted Partner under the Partnership Agreement and agrees to be bound by all the terms thereof.

4.	The Purchaser hereby constitutes and appoints the Investment Manager its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Purchaser and in its name, place and stead, in any and all capacities, to take any and all actions as are authorized by the power of attorney contained in the Partnership Agreement.

The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Investment Manager may exercise for the Purchaser by the signature of the Company or by listing the Purchaser as a Partner, and executing any instrument with the signature of the Company as attorney-in-fact for the Purchaser.

5.	The Purchaser agrees to bear all of the Company’s expenses and costs incurred in connection with the Transfer and substitution, including all legal fees and filing fees.

Very truly yours,

[Name of Purchaser]

Address:

By:
Name:
Title:

 	~~2~~	

This Transfer Certificate shall constitute (i) the notice of Transfer required under subsection 11.2(a)(iv) of the Partnership Agreement and (ii) the instrument of transfer required under subsection 13.1(d) of the Partnership Agreement.

[Name of Seller]

Address:

By:
Name:
Title:

 	~~3~~	

The undersigned, on behalf of the Company, hereby acknowledges receipt of this Transfer Certificate and acknowledges and agrees that this Transfer Certificate shall constitute the notice of Transfer required under subsection 11.2(a)(iv) of the Partnership Agreement and the instrument of transfer required under subsection 13.1(d) of the Partnership Agreement. The undersigned, on behalf of the Company, hereby consents to the Transfer which is the subject of this notice of Transfer pursuant to subsections 11.2(a)(v) and 11.2(b)(i) of the Partnership Agreement and hereby acknowledges and agrees that the Purchaser shall become a Substituted Partner under the Partnership Agreement pursuant to subsection 11.2(b) of the Partnership Agreement. The proper authorized Person of the Company will record on the books and records of the Company the Purchaser as a Partner of the Company.

By:	Tennenbaum Capital Partners, LLC, Investment Manager of Tennenbaum Opportunities Partners V, LP

By:
Name:
Title:

 	~~4~~	

Schedule C

FORM OF FIRST AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT BY AND BETWEEN TENNENBAUM CAPITAL PARTNERS, LLC
AND
TENNENBAUM OPPORTUNITIES FUND V, LLC

This First Amendment (this “Amendment”) is entered into as of                              , 2016, (the “Effective Date”), pursuant to Section 13 of the Investment Management Agreement by and between Tennenbaum Opportunities Fund V, LLC (the “Fund”) and Tennenbaum Capital Partners, LLC (the “Investment Adviser”), entered into as of May 6, 2015 (the “Agreement”), on behalf of the members of the Fund.

Preliminary Statements

A.           Pursuant to Section 13 of the Agreement, the Agreement may be amended subject to the Investment Company Act of 1940 (the “1940 Act”), which requires amendments be approved by “a majority of the outstanding voting securities”. Under the 1940 Act, a vote of a “majority of the outstanding voting securities” of the Fund is the lesser of: (a) 67% or more of the voting securities returning consents, if the holders of more than 50% of the outstanding voting securities of the Fund return consents; or (b) 50% or more of the outstanding voting securities of the Fund;

C.           The Board of Directors has determined that it is in the best interest of the Fund to amend and restate certain sections of the Agreement as set forth in Exhibit A.

D.           In accordance with the requirements of Section 13, pursuant to a joint consent solicitation statement dated as of          , 2016, the Fund intends to amend the Agreement as set forth in Exhibit A.

NOW, THEREFORE, in consideration of the premises hereof and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned, it is agreed as follows:

1.          That certain sections of the Amendment be amended and restated as set forth in Exhibit A.

2.          Each capitalized term set forth in this Amendment and Exhibit A shall, unless otherwise defined herein, have the meaning ascribed such term in the Agreement.

3.          Subject to the amendments made herein, the Agreement shall remain in full force and effect.

4.          This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement regarding the matters set forth in this Amendment, binding on all of the shareholders of the Fund.

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EXHIBIT A

1.           The Agreement is hereby amended by adding the following to the Agreement as Section 1A:

1A.          Clarification of the General Duties of the Investment Manager. Notwithstanding any provision of this Agreement, the Operating Agreement or the Transaction Documents to the contrary:

(a) the Investment Manager shall invest all of the investable assets of the Company in common limited partner interests of the Portfolio Partnership;

(b) the investments and activities described in Sections 1(a)-(g) and Section 1(i) of this Agreement shall be made and performed exclusively through the Portfolio Partnership; and

(c) the requirements of Section 4 of this Agreement shall apply solely to Investments made through the Portfolio Partnership.

2.           Section 3(c) of the Agreement of the Agreement is hereby amended and restated in its entirety to read as follows:

(c)          The Investment Manager may, with respect to the affairs of the Company, consult with such legal counsel, accountants and other advisors as may be selected by the Investment Manager. The Investment Manager shall be fully protected, to the extent permitted by applicable law, in acting or failing to act hereunder if such action or inaction is taken or not taken in good faith by the Investment Manager in accordance with the advice or opinion of such counsel, accountants or other advisors. The Investment Manager shall be fully protected, to the extent permitted by applicable law, in relying upon any writing signed in the appropriate manner with respect to any instruction, direction or approval of any of the Board and may also rely on opinions of the Investment Manager's counsel with respect to such instructions, directions and approvals. The Investment Manager shall also be fully protected, to the extent permitted by applicable law, when acting upon any instrument, certificate or other writing the Investment Manager believes in good faith to be genuine and to be signed or presented by the proper person or persons. To the extent permitted by applicable law, the Investment Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained if the Investment Manager in good faith believes the same to be genuine.

3.           Section 4(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

(a)          Investments Requiring the Investment Committee's Approval. The Investment Manager will establish and (with respect to the matters described in this Section 4(a)) act through an Investment Committee (the “Investment Committee”) comprised initially of Investment Manager’s investment professionals (such number of members being subject to increase or decrease at any time in the sole discretion of the Investment Manager). Four of the individuals on the Investment Committee will be voting members (such number of voting members being subject to increase or decrease at any time in the sole discretion of the Investment Manager). Initially such voting members will be Mark K. Holdsworth, Howard M. Levkowitz, Michael Leitner, and Rajneesh Vig or such other persons as may be appointed by the Investment Manager. Each member of the Investment Committee will be appointed by the Investment Manager, and each such member will be an officer, director or employee of the Investment Manager. The Investment Committee will review and discuss the purchase and sale of all Investments other than short-term Investments in high quality debt, securities maturing in less than 367 days or investment funds whose portfolios at all times have an effective duration of less than 367 days and other than hedging and risk management transactions, and approval by a majority vote of the voting members of the Investment Committee will be required prior to the purchase or sale of any Investment required to be reviewed by the Investment Committee. The Company shall not be bound by any Investment made by the Investment Manager on behalf of the Company for which the necessary approval has not been obtained.

C-2

4.           Section 11(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

(b)          If any two of Mark Holdsworth, Michael Leitner, Howard Levkowitz and Rajneesh Vig cease to be active in the management or operations of the Company, the Investment Manager shall promptly notify the credit agent for the Company's senior credit facility, the credit enhancer, if any, and the Members of such event and replace each such voting member on the Investment Committee promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the credit agent for the Company's senior credit facility, the credit enhancer, if any, and the Members of any such replacement(s). Upon the appointment of any such replacement(s) the name of such replacement(s) shall be substituted for purposes of the first sentence of this subsection (b) for the name of the individual for whom he or she is a replacement.

5.           The Agreement is hereby amended by adding the following to the Agreement as Section 20A:

20A          References to the Board of Directors of the Company. Upon such time as the Company ceases to have a Board of Directors, all such references in this Agreement to the Board of Directors shall be to such person or entity exercising the responsibilities of the Board of Directors in the Operating Agreement.

6.           The Agreement is hereby amended by adding the following to the Agreement as Section 21A:

21A.          ERISA Compliance. Notwithstanding any provision of this Agreement, the Operating Agreement or the Transaction Documents to the contrary, for so long as the assets of the Company are treated as “plan assets” within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”):

   (a)          the Investment Manager acknowledges that, to the extent it exercises authority or control over the management or disposition of the assets of the Company, it shall be (i) a “fiduciary” (within the meaning of Section 3(21)) with respect to each “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA that makes an equity investment in the Company either directly or through a “benefit plan investor” (within the meaning of Section 3(42) of ERISA) and (ii) a “fiduciary” (within the meaning of Section 4975(e)(3) of the Code) with respect to each “plan” (within the meaning of Section 4975(e)(1) of the Code) subject to Section 4975 of the Code that makes an equity investment in the Company either directly or through a benefit plan investor; provided, however, that the Investment Manager and the Company acknowledge and agree that the Investment Manager is not intended to be a fiduciary in connection with the investment of all of the investable assets of the Company in common limited partner interests of the Portfolio Partnership;

   (b)          the Investment Manager shall discharge its duties under this Agreement in accordance with the applicable requirements of ERISA and Section 4975 of the Code and, without limitation of the foregoing, shall not cause the Company to engage in any transaction that would constitute a non-exempt prohibited transaction under Section 406 of ERISA or upon which an excise tax would be payable under Section 4975 of the Code;

   (c)          the Investment Manager shall obtain and maintain a bond or bonds (to the extent required under ERISA) in the amounts required by Section 412 of ERISA; provided, however, that the Company shall bear the cost and expense of obtaining and maintaining such bond or bonds; and

   (d)          neither the Investment Manager nor any of its directors, officers, employees, representatives or agents shall be relieved of any responsibility, obligation or duty, or any liability for any responsibility, obligation, or duty, imposed on such person under the fiduciary responsibility provisions of Title I of ERISA; provided, however, that nothing herein shall prohibit the Company or any such person from purchasing fiduciary liability insurance to the extent permitted under Section 410 of ERISA.

7.           The Agreement is hereby amended by adding the following to the Agreement as Section 21B:

21B          1940 Act Compliance. From and after the time the Company ceases to be registered as an Investment Company under the 1940 Act, all such provisions of this Agreement requiring compliance with the 1940 Act shall have no effect.

C-3

Schedule D

FORM OF FIRST AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT BY AND
BETWEEN TENNENBAUM CAPITAL PARTNERS, LLC
AND
TENNENBAUM OPPORTUNITIES PARTNERS V, LP

This First Amendment (this “Amendment”) is entered into as of                      , 2016, (the “Effective Date”), pursuant to Section 13 of the Investment Management Agreement by and between Tennenbaum Opportunities Partners V, LP (the “Fund”) and Tennenbaum Capital Partners, LLC (the “Investment Adviser”), entered into as of May 6, 2015 (the “Agreement”), on behalf of the members of the Fund.

Preliminary Statements

A.           Pursuant to Section 13 of the Agreement, the Agreement may be amended subject to the Investment Company Act of 1940 (the “1940 Act”), which requires amendments be approved by “a majority of the outstanding voting securities”. Under the 1940 Act, a vote of a “majority of the outstanding voting securities” of the Fund is the lesser of: (a) 67% or more of the voting securities returning consents, if the holders of more than 50% of the outstanding voting securities of the Fund return consents; or (b) 50% or more of the outstanding voting securities of the Fund;

C.           The Board of Directors has determined that it is in the best interest of the Fund to amend and restate certain sections of the Agreement as set forth in Exhibit A.

D.           In accordance with Section 13 of the Agreement, pursuant to a joint consent solicitation statement dated as of           , 2016, the Fund intends to amend the Agreement as set forth in Exhibit A.

NOW, THEREFORE, in consideration of the premises hereof and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned, it is agreed as follows:

1.          That certain sections of the Amendment be amended and restated as set forth in Exhibit A.

2.          Each capitalized term set forth in this Amendment and Exhibit A shall, unless otherwise defined herein, have the meaning ascribed such term in the Agreement.

3.          Subject to the amendments made herein, the Agreement shall remain in full force and effect.

4.          This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement regarding the matters set forth in this Amendment, binding on all of the shareholders of the Fund.

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EXHIBIT A

1.           Section 3(c) of the Agreement of the Agreement is hereby amended and restated in its entirety to read as follows:

(c)          The Investment Manager may, with respect to the affairs of the Company, consult with such legal counsel, accountants and other advisors as may be selected by the Investment Manager. The Investment Manager shall be fully protected, to the extent permitted by applicable law, in acting or failing to act hereunder if such action or inaction is taken or not taken in good faith by the Investment Manager in accordance with the advice or opinion of such counsel, accountants or other advisors. The Investment Manager shall be fully protected, to the extent permitted by applicable law, in relying upon any writing signed in the appropriate manner with respect to any instruction, direction or approval of any of the Board may also rely on opinions of the Investment Manager's counsel with respect to such instructions, directions and approvals. The Investment Manager shall also be fully protected, to the extent permitted by applicable law, when acting upon any instrument, certificate or other writing the Investment Manager believes in good faith to be genuine and to be signed or presented by the proper person or persons. To the extent permitted by applicable law, the Investment Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained if the Investment Manager in good faith believes the same to be genuine.

2.           Section 4(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

(a)          Investments Requiring the Investment Committee's Approval. The Investment Manager will establish and (with respect to the matters described in this Section 4(a)) act through an Investment Committee (the “Investment Committee”) comprised initially of Investment Manager’s investment professionals (such number of members being subject to increase or decrease at any time in the sole discretion of the Investment Manager). Four of the individuals on the Investment Committee will be voting members (such number of voting members being subject to increase or decrease at any time in the sole discretion of the Investment Manager). Initially such voting members will be Mark K. Holdsworth, Howard M. Levkowitz, Michael E. Leitner, and Rajneesh Vig or such other persons as may be appointed by the Investment Manager. Each member of the Investment Committee will be appointed by the Investment Manager, and each such member will be an officer, director or employee of the Investment Manager. The Investment Committee will review and discuss the purchase and sale of all Investments other than short-term Investments in high quality debt, securities maturing in less than 367 days or investment funds whose portfolios at all times have an effective duration of less than 367 days and other than hedging and risk management transactions, and approval by a majority vote of the voting members of the Investment Committee will be required prior to the purchase or sale of any Investment required to be reviewed by the Investment Committee. The Company shall not be bound by any Investment made by the Investment Manager on behalf of the Company for which the necessary approval has not been obtained.

3.           Section 11(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

(b)          If any two of Mark Holdsworth, Michael Leitner, Howard Levkowitz and Rajneesh Vig cease to be active in the management or operations of the Company, the Investment Manager shall promptly notify the credit agent for the Company's senior credit facility, the credit enhancer, if any, and the Members of such event and replace each such voting member on the Investment Committee promptly, but in any event, within four (4) months of the second departure, with another individual with reasonably comparable skills and shall provide notice to the credit agent for the Company's senior credit facility, the credit enhancer, if any, and the Members of any such replacement(s). Upon the appointment of any such replacement(s) the name of such replacement(s) shall be substituted for purposes of the first sentence of this subsection (b) for the name of the individual for whom he or she is a replacement.

4.           The Agreement is hereby amended by adding the following to the Agreement as Section 20A:

20A          References to the Board of Directors of the Company. Upon such time as the Company ceases to have a Board of Directors, all such references in this Agreement to the Board of Directors shall be to such person or entity exercising the responsibilities of the Board of Directors in the Partnership Agreement.

D-2

5.           The Agreement is hereby amended by adding the following to the Agreement as Section 21A:

21A.         ERISA Compliance. Notwithstanding any provision of this Agreement, the Partnership Agreement or the Transaction Documents to the contrary, for so long as the assets of the Company are treated as “plan assets” within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”):

(a)          the Investment Manager acknowledges that, in connection with the performance of its duties under this Agreement, it shall be (i) a “fiduciary” (within the meaning of Section 3(21)) with respect to each “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA that makes an equity investment in the Company either directly or through a “benefit plan investor” (within the meaning of Section 3(42) of ERISA) and (ii) a “fiduciary” (within the meaning of Section 4975(e)(3) of the Code) with respect to each “plan” (within the meaning of Section 4975(e)(1) of the Code) subject to Section 4975 of the Code that makes an equity investment in the Company either directly or through a benefit plan investor;

(b)          the Investment Manager shall discharge its duties under this Agreement in accordance with the applicable requirements of ERISA and Section 4975 of the Code and, without limitation of the foregoing, shall not cause the Company to engage in any transaction that would constitute a non-exempt prohibited transaction under Section 406 of ERISA or upon which an excise tax would be payable under Section 4975 of the Code;

(c)          the Investment Manager shall obtain and maintain a bond or bonds (to the extent required under ERISA) in the amounts required by Section 412 of ERISA; provided, however, that the Company shall bear the cost and expense of obtaining and maintaining such bond or bonds; and

(d)          neither the Investment Manager nor any of its directors, officers, employees, representatives or agents shall be relieved of any responsibility, obligation or duty, or any liability for any responsibility, obligation, or duty, imposed on such person under the fiduciary responsibility provisions of Title I of ERISA; provided, however, that nothing herein shall prohibit the Company or any such person from purchasing fiduciary liability insurance to the extent permitted under Section 410 of ERISA.

6.           The Agreement is hereby amended by adding the following to the Agreement as Section 21B:

21B        1940 Act Compliance. From and after the time the Company ceases to be registered as an Investment Company under the 1940 Act, all such provisions of this Agreement requiring compliance with the 1940 Act shall have no effect.

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